Exhibit 10.7

Execution Version

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of December 12, 2014 (this “Amendment”), by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, Cott Beverages Limited, a company organized under the laws of England and Wales, and DS Services of America, Inc., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and General Electric Capital Corporation, as Co-Collateral Agent, and each of the other parties party hereto. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Amended Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent, the UK Security Trustee, the Administrative Collateral Agent, the Co-Collateral Agent, and the other parties party thereto, are parties to that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, as further amended by that certain Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, and as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement in order to (a) increase the aggregate principal amount of the Commitments by $100,000,000 to an aggregate principal amount of $400,000,000 (the “Commitment Increase”), such additional Commitments to be provided by certain Persons listed on Annex I attached hereto (the “Commitment Annex”) that were lenders under the Credit Agreement immediately prior to the Amendment No. 5 Effective Date (the “Existing Lenders”) and may also be provided by certain financial institutions listed on the Commitment Annex that are not Existing Lenders (the “New Lenders” and, together with the Existing Lenders, the “Lenders”), and (b) effect certain other amendments to the Credit Agreement as set forth herein; and

WHEREAS, each Lender, the Administrative Agent, the other Agents, each Issuing Bank, and each Swingline Lender are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

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NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto is willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

I. Amendments to Credit Agreement. Effective as of the Amendment No. 5 Effective Date (as defined below), each party hereto hereby agrees that the Credit Agreement shall be and hereby is amended as follows:

1. The introductory paragraph to the Credit Agreement is hereby amended as follows:

(a) by deleting the first and second occurrences of the word “and”,

(b) by adding the phrase “, and as further amended by Amendment No. 5, dated as of December 12, 2014” immediately after the phrase “as of May 28, 2014”, and

(c) by adding the phrase “, and DS SERVICES OF AMERICA, INC., a Delaware corporation (“DS Services”)” immediately after the phrase “COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales”.

2. Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety:

(a)	“2009 Indenture”,

(b)	“2009 Note Documents”,

(c)	“2009 Notes”,

(d)	“2009 Notes Call Premium Expense”,

(e)	“2010 APA”,

(f)	“2010 Earnout”,

(g)	“2010 Indenture”,

(h)	“2010 Note Documents”,

(i)	“2010 Notes”,

(j)	“2010 Notes Call Premium Expense”,

(k)	“2014 Acquisition Note”,

(l)	“Average Aggregate Availability”,

(m)	“BCB European”,

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(n)	“BCB International”,

(o)	“Caroline”,

(p)	“Cliffstar Acquisition”,

(q)	“Cliffstar Companies”,

(r)	“Cott Acquisition LLC”,

(s)	“Designated Companies”,

(t)	“Existing Credit Agreement”,

(u)	“First Amendment”,

(v)	“Funding Accounts”,

(w)	“Luxembourg Reorganization”,

(x)	“Offering Memorandum”,

(y)	“Permitted Deferred Consideration”,

(z)	“Qualified PP&E Appraisal (Equipment)”,

(aa)	“Qualified PP&E Appraisal (Real Property)” ,

(bb)	“Reorganization Disclosure Letter”,

(cc)	“Reorganization Schedule”,

(dd)	“Replacement Note Documents”, and

(ee)	“Restructuring”.

3. The defined term “Disclosed Matters” is hereby renamed “Disclosed Matters (2010)”.

4. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

(a) “2014 Indenture” means the Indenture, dated as of June 24, 2014, among Cott Beverages, the guarantors from time to time party thereto, and Wells Fargo Bank, National Association, as trustee, paying agent, registrar, transfer agent and authenticating agent.

(b) “2014 Notes Documents” means the 2014 Indenture, the 2014 Notes and all documents relating thereto or executed in connection therewith.

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(c) “2014 Notes” means the $525,000,000 in original principal amount of Cott Beverages 5.375 % Senior Notes due 2022 issued under the 2014 Indenture.

(d) “Amendment No. 5” means Amendment No. 5 to Credit Agreement, dated as of December 12, 2014, among the Loan Parties party thereto, the Lenders party thereto, the Agents, and the Swingline Lenders and Issuing Banks party thereto.

(e) “Amendment No. 5 Effective Date” has the meaning assigned to such term in Amendment No. 5.

(f) “AML/Anti-Terrorism Laws” has the meaning assigned to such terms in Section 3.23(a).

(g) “Consent Solicitation” has the meaning assigned to such term in Amendment No. 5.

(h) “Consolidated Funded Indebtedness” means, as of any date of determination, without duplication, all Indebtedness of the Borrowers and the Restricted Subsidiaries on a consolidated basis as of such date, excluding (a) Indebtedness described in clauses (d), (e), (k), (l) and (n) of the definition thereof, (b) Indebtedness under undrawn letters of credit, and (c) Guarantees of Indebtedness described in clause (a) or (b) above; provided that the outstanding Indebtedness attributable to any non-wholly owned Restricted Subsidiary shall be included in Consolidated Funded Indebtedness in proportion to the percentage of Equity Interests in such non-wholly owned Restricted Subsidiary owned by the Company and its direct or indirect wholly-owned Restricted Subsidiaries.

(i) “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) EBITDA.

(j) “Cott Unsecured Notes Indenture” means the Indenture, dated as of December 12, 2014, among Cott Beverages, the guarantors from time to time party thereto, and Wells Fargo Bank, National Association, as trustee, paying agent, registrar, transfer agent and authenticating agent.

(k) “Cott Unsecured Notes Documents” means the Cott Unsecured Notes Indenture, the Cott Unsecured Notes and all documents relating thereto or executed in connection therewith.

(l) “Cott Unsecured Notes” means the $625,000,000 in original principal amount of Cott Beverages 6.75% Senior Notes due 2020 issued under the Cott Unsecured Notes Indenture.

(m) “Disclosed Matters (2014)” means the notices of actions, suits and proceedings and the environmental matters set forth in a letter delivered to the Administrative Agent dated as of the Amendment No. 5 Effective Date and made available to the Lenders.

(n) “DS Holdings” means DS Services Holdings, Inc., a Delaware corporation.

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(o) “Eligible Supplemental Real Property” means (a) the real property of any Original Contributor listed on Schedule 1.01(g)(1) to Amendment No. 5 on the Amendment No. 5 Effective Date and (b) any real property of any Original Contributor designated as Eligible Supplemental Real Property after the Amendment No. 5 Effective Date and prior to the Supplemental Real Property Amortization Trigger Date, which designation shall become effective upon, and shall be evidenced by, the inclusion of, such Eligible Supplemental Real Property in the next succeeding monthly or weekly, as applicable, Borrowing Base Certificate and the Aggregate Borrowing Base Certificate delivered to each Collateral Agent pursuant to Section 5.01(g) after the date of such designation, so long as the requirements set forth in Section V of Amendment No. 5 have been satisfied with respect to such Supplemental Eligible Real Property on or prior to the date of such designation; provided that at no time shall (i) any Eligible Real Property constitute or be designated as Eligible Supplemental Real Property or (ii) the Eligible Supplemental Real Property include any real property not listed on Schedule 1.01(g)(1) or 1.01(g)(2) as in effect on the Amendment No. 5 Effective Date.

(p) “Fourth Canadian Reaffirmation Agreement” means the Canadian law governed Reaffirmation Agreement and Amendment No. 2 to Canadian Security Agreement, dated as of the Amendment No. 5 Effective Date, by and between the Loan Parties party thereto, the Administrative Agent and the Administrative Collateral Agent.

(q) “Fourth U.S. Reaffirmation Agreement” means the U.S. law governed Reaffirmation Agreement and Amendment No. 2 to U.S. Security Agreement, dated as of the Amendment No. 5 Effective Date, by and between the Loan Parties party thereto, the Administrative Agent and the Administrative Collateral Agent.

(r) “Industrial Revenue Bond Documents” means each of (i) the Indenture of Trust by and between The Bank of New York as Trustee and Waller County Industrial Development Corporation dated as of October 1, 1996, (ii) the Loan Agreement by and between Waller County Industrial Development Corporation and DS Services (as successor in interest to McKesson Water Products Company) dated as of October 1, 1996, (iii) the Promissory Note by DS Services (as successor in interest to McKesson Water Products Company) in favor of Waller County Industrial Development Corporation dated as of October 30, 1996, as assigned to The Bank of New York, as trustee under the Indenture of Trust described in clause (i) above, and (iv) all documents related thereto or executed in connection therewith as the same may be amended, restated or supplemented from time to time so long as such amendment, restatement or supplement does not have the effect of increasing the principal amount of Indebtedness or other obligations outstanding thereunder at the time of such amendment, restatement or supplement (other than reasonable fees and expenses incurred with respect to foregoing), and does not result in any Lien securing such Indebtedness or other obligations that extends or attaches to any property or assets of any Loan Party or any of their respective Restricted Subsidiaries.

(s) “Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the Amendment No. 5 Effective Date, among the Administrative Agent, the Administrative Collateral Agent, as a credit agreement collateral agent and a first-priority collateral agent, the UK Security Trustee, as a credit agreement collateral agent and a first-priority collateral agent, Wilmington Trust, National Association, as notes collateral agent and second-priority collateral agent, the other first-priority representatives from time to time party thereto, the other second-priority representatives from

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time to time party thereto, the Company, Cott Beverages, Cott Beverages Limited, Cliffstar, DS Holdings, DS Services, and the other grantors from time to time party thereto, substantially in the form of Exhibit G to Amendment No. 5, as amended, restated, supplemented or otherwise modified from time to time.

(t) “Line Cap” means, at any time, the lesser of (a) the Aggregate Borrowing Base at such time and (b) the Commitments at such time.

(u) “Luxembourg Security Agreement” means that certain Pledge Agreement, dated July 8, 2011, among the Company, the Administrative Collateral Agent and Cott Luxembourg S.à.r.l., and any other pledge or security agreement governed by the laws of Luxembourg and entered into after the Effective Date by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (a) organized in Luxembourg or (b) has property located in Luxembourg, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

(v) “Original Contributor” means (a) Star Real Property LLC, solely to the extent it remains a Borrowing Base Guarantor under clause (b) of such definition, and (b) each Original Borrower.

(w) “PP&E Amortization Amount (Adjusted Supplemental Real Property)” means, at the time of any determination occurring on or after the Amendment No. 5 Effective Date, the sum of the PP&E Amortization Amount (Supplemental Real Property) for all Original Contributors plus, on and after the first Business Day of any PP&E Supplemental Real Property Adjustment Period, the result of (x) $39,092,572 minus (y) 75% of the fair market value of all Original Contributors’ Eligible Supplemental Real Property based on the most recent Qualified PP&E Appraisals (Supplemental Real Property) of all each Original Contributor’s Eligible Supplemental Real Property completed prior to such PP&E Supplemental Real Property Adjustment Period.

(x) “PP&E Amortization Amount (Supplemental Real Property)” means, at the time of any determination occurring on or after the Amendment No. 5 Effective Date:

(i) (i) prior to the Supplemental Real Property Amortization Trigger Date, $0; or

(ii) (ii) on or after the Supplemental Real Property Amortization Trigger Date and prior to the first Business Day of the first PP&E Supplemental Real Property Adjustment Period, the product of (x) the result of (I) 75% of the fair market value of such Original Contributor’s Eligible Supplemental Real Property based on the most recent appraisals for all such Original Contributor’s Eligible Supplemental Real Property that satisfy the requirements of Section V of Amendment No. 5 completed prior to the Supplemental Real Property Amortization Trigger Date divided by (II) 120, multiplied by (y) the number of calendar months that have commenced since (and including) the Supplemental Real Property Amortization Trigger Date; or

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(iii) (iii) on and after the first Business Day of any PP&E Supplemental Real Property Adjustment Period, the product of (x) the result of (I) 75% of the fair market value of such Original Contributor’s Eligible Supplemental Real Property based on the most recent Qualified PP&E Appraisals (Supplemental Real Property) for all such Original Contributor’s Eligible Supplemental Real Property completed prior to such PP&E Supplemental Real Property Adjustment Period divided by (II) (A) 120 minus (B) the number of PP&E Prior Amortized Months for such PP&E Supplemental Real Property Adjustment Period, multiplied by (y) the number of calendar months that have commenced since (and including) the first day of the first month of the current PP&E Supplemental Real Property Adjustment Period.

(y) “PP&E Supplemental Real Property Adjustment Period” means, at any time of determination occurring after the Supplemental Real Property Amortization Trigger Date, the period commencing on the first Business Day of the first full calendar month following the receipt by the Administrative Agent and the Collateral Agents of a Qualified PP&E Appraisal (Supplemental Real Property), and ending on the date immediately prior to the first Business Day of the first full calendar month following the receipt by the Administrative Agent and the Collateral Agents of the next succeeding Qualified PP&E Appraisal (Supplemental Real Property).

(z) “Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution, or winding up.

(aa) “Qualified PP&E Appraisals (Equipment)” means, after the Supplemental Real Property Amortization Trigger Date, any appraisal and update thereof with respect to any Eligible Equipment (the most recent such appraisal for such equipment, the “Current Equipment Appraisal”), conducted in accordance with the terms of this Agreement from an appraiser selected and engaged by the Administrative Agent, and in each case satisfactory to the Administrative Agent and each Collateral Agent, so long as the result of 85% of the Net Orderly Liquidation Value of the applicable Original Borrower’s Eligible Equipment that is subject to such appraisal based on the results of the Current Equipment Appraisal is less than the value of such Eligible Equipment that is included in the Equipment Component as computed at such time without giving effect to the results of the Current Equipment Appraisal.

(bb) “Qualified PP&E Appraisals (Real Property)” means any appraisal and update thereof with respect to any Eligible Real Property (the most recent such appraisal for such real property, the “Current Real Property Appraisal”), conducted in accordance with the terms of this Agreement from an appraiser selected and engaged by the Administrative Agent, and in each case satisfactory to the Administrative Agent and each Collateral Agent, so long as the result of 75% of the fair market value of the applicable Original Borrower’s Eligible Real Property that is subject to such appraisal based on the results of the Current Real Property Appraisal is less than the value of such Eligible Real Property that is included in the Real Property Component as computed at such time without giving effect to the results of the Current Real Property Appraisal.

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(cc) “Qualified PP&E Appraisals (Supplemental Real Property)” means any appraisal and update thereof with respect to any Eligible Supplemental Real Property (the most recent such appraisal for such real property, the “Current Supplemental Real Property Appraisal”), conducted in accordance with the terms of this Agreement from an appraiser selected and engaged by the Administrative Agent, and in each case satisfactory to the Administrative Agent and each Collateral Agent, so long as the result of 75% of the fair market value of the applicable Original Contributor’s Eligible Supplemental Real Property that is subject to such appraisal based on the results of the Current Supplemental Real Property Appraisal is less than the value of such Eligible Supplemental Real Property that is included in the Supplemental Real Property Component as computed at such time without giving effect to the results of the Current Supplemental Real Property Appraisal.

(dd) “Replacement Notes Documents” means, with respect to any Replacement Indenture, such Replacement Indenture, the Replacement Notes issued thereunder, and any notes, agreements, indentures or other documents relating thereto or executed in connection therewith.

(ee) “Secured Parties” means, collectively, the Administrative Agent, the Swingline Lenders, the Issuing Banks, the Collateral Agents, the UK Security Trustee, each Lender, each other holder of any Secured Obligations (including any Affiliate of a Lender that holds Banking Services Obligations or Swap Agreement Obligations), and each co-agent or sub-agent appointed by the Administrative Agent pursuant to Article VIII.

(ff) “Supplemental Real Property Amortization Trigger Date” means the earlier of (a) the date that all of the real properties listed on Schedule 1.01(g)(1) and Schedule 1.01(g)(2) are included in the Borrowing Base as Eligible Supplemental Real Property and (b) April 1, 2015, or such later date as may be determined in accordance with Section V of Amendment No. 5.

(gg) “Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any valid netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender).

(hh) “Water Accounts Advance Rate” means, prior to the date that the requirements in Section V.5 of Amendment No. 5 are satisfied, (a) on and after the Amendment No. 5 Effective Date until April 30, 2015 or such later date as the Required Lenders agree in their sole discretion, but in any event not to exceed 180 days after the Amendment No. 5 Effective Date unless all Lenders agree in their sole discretion, 75%, or (b) at such time as clause (a) of the definition is not in effect, 0%.

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(ii) “Water Acquisition” means the acquisition of DSS Group, Inc. by merger with Delivery Acquisition, Inc., with DSS Group, Inc. as the surviving corporation, pursuant to, and on the terms and conditions set forth in, the Water Merger Agreement.

(jj) “Water Group” means DS Services, DS Holdings, Crystal Springs of Alabama Holdings, LLC, a Delaware limited liability company, and DSS Group, Inc., a Delaware corporation.

(kk) “Water Inventory Advance Rate” means, prior to the date that the requirements in Section V.5 of Amendment No. 5 are satisfied, (a) on and after the Amendment No. 5 Effective Date until April 30, 2015 or such later date as the Required Lenders agree in their sole discretion, but in any event not to exceed 180 days after the Amendment No. 5 Effective Date unless all Lenders agree in their sole discretion, 45%, or (b) at such time as clause (a) of the definition is not in effect, 0%.

(ll) “Water Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 6, 2014, among DSS Group, Inc., the Company, Delivery Acquisition, Inc., and Crestview DSW Investors, L.P., as the sellers’ representative, pursuant to which Delivery Acquisition, Inc. will merge with and into DSS Group, Inc., with DSS Group, Inc. as the surviving corporation, as amended by that certain Consent and Amendment of Merger Agreement, dated as of November 17, 2014, between Crestview DSW Investors, L.P. and the Company, and as further amended by that certain Clarifying Amendment to Merger Agreement, dated as of December 11, 2014, between Crestview DSW Investors, L.P. and the Company.

(mm) “Water Preferred Shares” means the Preferred Stock of the Company (other than Disqualified Stock) with preferential right of payment of dividends or upon liquidation, dissolution, or winding up issued to the sellers pursuant to the Water Merger Agreement as of the Amendment No. 5 Effective Date, in an aggregate initial redemption value of (a) in the case of convertible Preferred Stock, the amount set forth on Schedule 1.01(h) for Water Preferred Shares constituting convertible Preferred Stock and (b) in the case of non-convertible Preferred Stock, the amount set forth on Schedule 1.01(h) for Water Preferred Shares constituting non-convertible Preferred Stock.

(nn) “Water Preferred Shares Documents” means (i) the amendment to the Company’s articles of amalgamation filed with Industry Canada on or about December 11, 2014, which includes the terms of the Series A Convertible First Preferred Shares attached to the Water Merger Agreement as Exhibit F-1 and the terms of Series B Non-Convertible First Preferred Shares attached to the Water Merger Agreement as Exhibit F-2, (ii) the Registration Rights Agreement for Series A Convertible First Preferred Shares and Common Shares, dated as of December 12, 2014, by and among the Company and the designated holders named therein, in the form attached to the Water Merger Agreement as Exhibit H-1, (iii) the Registration Rights Agreement for Series B Non-Convertible First Preferred Shares, dated as of December 12, 2014, by and among the Company and the designated holders named therein, in the form attached to the Water Merger Agreement as Exhibit H-2, and (iv) the Director Designation Agreement, dated as of December 12, 2014, between the Company and Crestview DSW Investors, L.P., as Sellers’ Representative, in the form attached to the Water Merger Agreement as Exhibit I.

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(oo) “Water Secured Notes Indenture” means that certain Indenture, dated as of August 30, 2013, among DS Services of America, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, as amended by the Supplemental Indenture dated as of August 30, 2013, that certain Second Supplemental Indenture dated as of December 2, 2014 and that certain Third Supplemental Indenture dated as of December 12, 2014.

(pp) “Water Secured Notes Documents” means the Water Secured Notes Indenture, the Water Secured Notes and all documents (including, but not limited to, any documents now existing or entered into after the Amendment No. 5 Effective Date that create (or purport to create) Liens on any assets or properties of any Loan Party to secure any “Obligations” under and as defined in the Water Secured Notes Indenture), relating thereto or executed in connection therewith, so long as such Liens are at all times (a) junior in priority to the Liens securing the Secured Obligations and (b) subject to the Intercreditor Agreement.

(qq) “Water Secured Notes” means the $350,000,000 in original principal amount of DS Services 10% Senior Secured Notes due 2021 issued under the Water Secured Notes Indenture.

(rr) “Water Secured Notes Collateral Agent” means Wilmington Trust, National Association, as collateral agent under the Water Secured Notes Indenture.

(ss) “Water Transactions” means (a) the consummation of the Water Acquisition simultaneously or substantially concurrently with the closing and effectiveness of Amendment No. 5 on the Amendment No. 5 Effective Date, (b) the consummation of the Consent Solicitation and the effectiveness of the Water Secured Notes Documents on or prior to the Amendment No. 5 Effective Date, (c) on the Amendment No. 5 Effective Date, the closing and effectiveness of Amendment No. 5 and the other Loan Documents required to be entered into pursuant to the terms thereof, the making of Revolving Loans hereunder, the application of proceeds thereof to the Water Acquisition, and the issuance of back-to-back Letters of Credit hereunder as collateral support for the letters of credit listed on Schedule 6.01 issued by BMO Harris Bank N.A. for the account of members of the Water Group, (d) on the Amendment No. 5 Effective Date, the issuance of the Cott Unsecured Notes pursuant to the terms of the Cott Unsecured Notes Documents and the application of proceeds thereof to the Water Acquisition, (e) on the Amendment No. 5 Effective Date, the issuance of the Water Preferred Shares pursuant to the terms of the Water Preferred Shares Documents, and (f) the payment of all fees, costs and expenses incurred in connection with the foregoing.

5. The definition of “Aggregate Availability” is hereby amended by deleting the term “Borrowers” and replacing it with the phrase “Borrowing Base Contributors”.

6. The definition of “Aggregate Borrowing Base” is hereby deleted and replaced with the following definition:

““Aggregate Borrowing Base” means the aggregate of the Borrowing Bases of all of the Borrowing Base Contributors; provided that (i) the maximum amount of the Borrowing Base of the Borrowing Base Contributors organized under the laws of Canada which may be included as part of the Aggregate Borrowing Base is the

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Canadian Sublimit; (ii) the maximum amount of the Borrowing Base of the Borrowing Base Contributors organized under the laws of England and Wales which may be included as part of the Aggregate Borrowing Base is the UK Sublimit and (iii) the maximum amount of Inventory of all Borrowing Base Contributors which may be included as part of the Aggregate Borrowing Base is $275,000,000.”

7. The definition of “Aggregate Borrowing Base Certificate” is hereby amended by adding the phrase “to Amendment No. 5” immediately after the phrase “Exhibit B-2”.

8. The definition of “Amendment No. 2” is hereby amended

(a) by deleting the word “and” immediately after the phrase “the Lenders party thereto,” and

(b) by adding the phrase “, and the Swingline Lenders and Issuing Banks party thereto” immediately after the phrase “the Agents”.

9. The definition of “Amendment No. 3” is hereby amended by deleting the phrase “and the Administrative Agent” and replacing it with the phrase “the Agents, and the Swingline Lenders and Issuing Banks party thereto”.

10. The definition of “Amendment No. 4” is hereby amended by deleting the phrase “and the Administrative Agent” and replacing it with the phrase “the Agents, and the Swingline Lenders and Issuing Banks party thereto”.

11. The definition of “Applicable Commitment Fee Rate” is hereby amended

(a) by deleting each reference to the word “month” and replacing it with the word “quarter”,

(b) by adding the phrase “of the aggregate Commitments” immediately after each reference of the phrase “50%”, and

(c) by adding the phrase “(determined on the last day of the most recent calendar quarter then ended)” immediately after the phrase “end of each calendar month”.

12. The definition of “Applicable Rate” is hereby deleted in its entirety and replaced with the definition:

““Applicable Rate” means, for any day, with respect to any ABR Loan, Canadian Prime Loan, Eurodollar Loan, CDOR Loan, or Overnight LIBO Loan, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurodollar Spread”, “CDOR Spread” or “Overnight LIBO Spread”, as the case may be, based upon the Total Leverage Ratio of the Company and its Restricted Subsidiaries on a consolidated basis as set forth in the most recent annual or quarterly Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(d); provided that from and after the Amendment No. 5 Effective Date through and

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until the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 5.01(d) for the second full calendar quarter ended after the Amendment No. 5 Effective Date, the “Applicable Rate” shall be the applicable per annum rate set forth in the table immediately below for pricing Category 2.

Consolidated Leverage Ratio	ABR Spread	Canadian Prime Spread	Eurodollar Spread	CDOR Spread	Overnight LIBO Spread
Category 1 ≤ 4.0:1	0.00%	0.00%	1.50%	1.50%	1.50%
Category 2 ≤ 5.0:1 but > 4.0:1	0.25%	0.25%	1.75%	1.75%	1.75%
Category 3 > 5.0:1	0.50%	0.50%	2.00%	2.00%	2.00%

For purposes of the foregoing, except as set forth in the proviso to the immediately preceding sentence, any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date an annual or quarterly Compliance Certificate is delivered pursuant to Section 5.01(d), provided that, notwithstanding anything in this Agreement to the contrary, the Consolidated Leverage Ratio for purposes of determining the Applicable Rate shall be deemed to be in Category 3 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver the annual or quarterly Compliance Certificate required to be delivered by them pursuant to Section 5.01(d), during the period from the first Business Day after the date on which such Compliance Certificate was required to be delivered until the date on which such Compliance Certificate is delivered.”.

13. The definition of “Average Utilization” is hereby amended by adding the phrase “, expressed as a percentage of aggregate Commitments” immediately after the phrase “Revolving Exposure of all Lenders during such period”.

14. The definition of “Borrowing Base” is hereby amended

(a) by inserting a colon immediately after the phrase “the sum of”,

(b) in clause (a) thereof, by adding the phrase “(or, prior to the date that the requirements in Section V.5 of Amendment No. 5 are satisfied, in the case of Eligible Accounts of the members of the Water Group that are Borrowing Base Contributors, the Water Accounts Advance Rate)”,

(c) by inserting a colon immediately after the phrase “the lesser of”,

(d) in clause (b)(i) thereof, by adding the phrase “(x)” immediately after the phrase “Borrowing Base Contributor’s Eligible Inventory (or,”,

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(e) in clause (b)(i) thereof, by adding the phrase “and (y) prior to the date that the requirements in Section V.5 of Amendment No. 5 are satisfied, in the case of Eligible Inventory of the members of the Water Group that are Borrowing Base Contributors, the Water Inventory Advance Rate”,

(f) in clause (b)(i) thereof, by inserting a comma immediately after “at such time”,

(g) in clause (b)(ii) thereof, by adding the proviso “; provided that, prior to the date that the requirements in Section V.5 of Amendment No. 5 are satisfied, this clause (ii) shall not apply to the Eligible Inventory of the members of the Water Group that are Borrowing Base Contributors” immediately after the phrase “at such time”,

(h) in clause (c) thereof, by adding the phrase “(without duplication of any Reserves included under clause (d) below)” immediately after the phrase “Borrowing Base Contributor”,

(i) in clause (d) thereof, by deleting the word “Borrower’s” and replacing it with “Contributor’s”,

(j) in the first proviso after clause (d) thereof, by adding the phrase “(other than the assets acquired pursuant to the Water Acquisition, which assets are subject to the requirements in Section V.5 of Amendment No. 5)” immediately after the phrase “Section 6.04”,

(k) in the first proviso after clause (d) thereof, by deleting the phrase “(including the assets of each Designated Company)”,

(l) in the second proviso of clause (d) thereof, by adding the phrase “(other than the assets acquired pursuant to the Water Acquisition, which assets are subject to the requirements in Section V.5 of Amendment No. 5 and the advance rates described in clauses (a) and (b) of this definition)” immediately after the phrase “Section 6.04”, and

(m) in clause (d) thereof, by deleting the amount “$175,000,000” and replacing it with the amount “$275,000,000”.

15. The definition of “Borrowing Base Certificate” is hereby amended by adding the phrase “to Amendment No. 5” immediately after the phrase “Exhibit B-1”.

16. The definition of “Borrowing Base Contributor” is hereby amended by adding the phrase “(subject to the restrictions set forth in clause (b) of such definition)” at the end of the definition thereof.

17. The definition of “Borrowing Base Guarantor” is hereby amended

(a) by deleting the phrase “Amendment No. 4” and replacing it with the phrase “Amendment No. 5”,

(b) by deleting the phrase “none of the Loan Guarantors and (b)” and replacing it with the following phrase:

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“Aimia Foods Limited and Calypso Soft Drinks Limited, (b) as of the Amendment No. 5 Effective Date, Star Real Property LLC solely with respect to that certain parcel of real property located at 1 Cliffstar Ave, Dunkirk, New York, solely to the extent that the requirements under Section V of Amendment No. 5 have been satisfied with respect to such parcel of real property on or prior to the Supplemental Real Property Amortization Trigger Date, and only for so long as such parcel of real property constitutes Eligible Supplemental Real Property; provided that no other assets of Star Real Property LLC shall be included in the PP&E Component or in the Borrowing Base unless and until the requirements set forth in clause (c) hereof have been satisfied with respect to Star Real Property LLC and such other assets, and (c)”, and

(c) by adding the phrase “this clause (c) and solely in the case of” immediately after the phrase “provided that, solely in the case of”.

18. The definition of “Canadian Security Agreement” is hereby deleted in its entirety and replaced with the following:

““Canadian Security Agreement” means that certain Canadian Pledge and Security Agreement, dated as of August 17, 2010, between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Collateral Agent and the Lenders, as amended on the Amendment No. 2 Effective Date by the First Canadian Reaffirmation Agreement, as further amended on the Amendment No. 5 Effective Date by the Fourth Canadian Reaffirmation Agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time, and any other pledge or security agreement entered into, after the Effective Date by any other Loan Party (as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any Loan Party organized in Canada (or any other property located therein)), or any other Person, as the same may be amended, restated, supplemented, or otherwise modified from time to time.”.

19. The definition of “Capital Expenditures” is hereby amended by adding the following sentence at the end of such definition:

“Notwithstanding anything in this definition to the contrary, for purposes of calculating Capital Expenditures for any period of four consecutive fiscal quarters, Capital Expenditures for the fiscal quarter ended (A) March 31, 2014 shall be deemed to be $27,000,000, (B) June 30, 2014 shall be deemed to be $30,000,000, (C) September 30, 2014 shall be deemed to be $36,400,000, and (D) December 31, 2014 shall be deemed to be $16,900,000.”.

20. The definition of “Change in Control” is hereby amended

(a) by deleting each reference to the phrase “the 2010 Indenture or the Replacement Indenture” and replacing them with the phrase “any Water Preferred Shares Document, 2014 Notes Document, Water Secured Notes Document, Cott Unsecured Notes Document, Replacement Notes Document” and

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(b) by deleting the phrase “change in control” and replacing it with the phrase “Change of Control”.

21. The definition of “Cliffstar Deposit Accounts” is hereby deleted in its entirety and replaced with the following:

““Cliffstar Deposit Accounts” means the following deposit accounts maintained at Harris Bank, N.A.: (i) account number 1550159, (ii) account number 4606473, and (iii) each replacement account opened by Cliffstar LLC at Harris Bank, N.A. for any of the foregoing.”.

22. The definition of “Collateral Documents” is hereby amended by adding the phrase “the Intercreditor Agreement,” immediately after the phrase “the Mortgages,”.

23. The definition of “Commitment” is hereby amended

(a) by deleting each reference to the phrase “Amendment No. 3 Effective Date” and replacing them with the phrase “Amendment No. 5 Effective Date” and

(b) by deleting the amount “$300,000,000” and replacing it with the amount “$400,000,000”.

24. The definition of “Commitment Schedule” is hereby amended by deleting the phrase “hereto” and replacing it with “to Amendment No. 5”.

25. The definition of “Customer List” is hereby amended by deleting the phrase “state the customer’s name, physical mailing address and phone number” and replacing it with the phrase “be in form and substance satisfactory to the Administrative Agent”.

26. The definition of “Defaulting Lender” is hereby amended by adding the following phrase to the end of the definition thereof:

“; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.”.

27. The definition of “Disqualified Equity Interests” is hereby amended

(a) in clause (a) thereof, by adding the phrase “other than solely for Qualified Equity interests” immediately after the phrase “mandatorily redeemable”,

(b) in clause (b) thereof, by deleting the phrase “July 19, 2017” and replacing it with the phrase “the date that is 91 days after the latest Maturity Date”, and

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(c) by adding the following phrase:

“, except, in the case of each of the foregoing, as a result of a change of control or asset sale, so long as the rights of the holders thereof upon the occurrence of such a change of control or asset sale event are subject to the prior payment in full of all Secured Obligations and the termination of the Commitments. The Water Preferred Shares shall not constitute Disqualified Equity Interests for purposes of the Loan Documents”

immediately after the phrase “in full payment of all Obligations”.

28. The definition of “Disqualified Payables” is hereby deleted and replaced with the following definition:

““Disqualified Payables” means, for all Borrowing Base Contributors, (i) trade payables of such Borrowing Base Contributor organized under the laws the United States, any state thereof or the District of Columbia which have been unpaid for more than 60 days after the due date thereof and (ii) trade payables of such Borrowing Base Contributor organized under the laws of Canada or England and Wales which remain unpaid for a period in excess of the historic payables practice of such Borrowing Base Contributor, in each case, as determined by the Administrative Agent in its Permitted Discretion and excluding trade payables being contested or disputed by such Borrowing Base Contributor in good faith.”.

29. The definition of “EBITDA” is hereby amended

(a) in clause (a)(viii) thereof, by deleting the phrase “the 2009 Notes Call Premium Expense and the 2010 Notes Call Premium Expense” and replacing it with “any purchase price premiums above par or any call premiums incurred in connection with the purchase or redemption by the Company of the Water Preferred Shares, the 2014 Notes, the Water Secured Notes, the Cott Unsecured Notes or any Replacement Notes”,

(b) in clause (a)(viii) thereof, by deleting the word “and” immediately after the phrase “for such period”,

(c) by adding the following clause immediately after clause (a)(ix) thereof:

“(x) any non-capitalized fees and expenses (including legal, accounting and financing costs) incurred in connection with the negotiation and closing of the Water Merger Agreement, the Consent Solicitation, the Water Secured Notes Documents, Amendment No. 5, the Cott Unsecured Notes Documents and the Water Preferred Shares Documents,”, and

(d) by adding the following sentence to the end of such definition:

“Notwithstanding anything in this definition to the contrary, for purposes of calculating EBITDA for any period of four consecutive fiscal quarters, EBITDA

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for the fiscal quarter ended (A) March 31, 2014 shall be deemed to be $68,800,000, (B) June 30, 2014 shall be deemed to be $99,700,000, (C) September 30, 2014 shall be deemed to be $92,300,000, and (D) December 31, 2014 shall be deemed to be the sum of (1) $50,700,000 with respect to the EBITDA of the Water Group and their respective Subsidiaries plus (2) EBITDA for such fiscal quarter calculated in accordance with this definition solely with respect to the Company and its Subsidiaries (other than the Water Group and their respective Subsidiaries).”.

30. The definition of “Eligible Accounts” is hereby amended

(a) by adding the phrase “, the Administrative Collateral Agent” immediately after each occurrence of the phrase “Administrative Agent” in clauses (a) and (b) thereof,

(b) in clause (b)(ii) thereof, by deleting the word “and” immediately after the phrase “UK Security Trustee, as applicable” and replacing it with a comma,

(c) by deleting the semicolon at the end of clause (b)(iii) thereof, and replacing it with the following:

“(iv) a Lien in favor of the Water Secured Notes Collateral Agent under the Water Secured Notes Documents that is at all times (x) junior in priority to the Lien in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable and (y) subject to the Intercreditor Agreement;”, and

(d) in clause (l) thereof, by deleting the amount “$3,000,000” and replacing it with the amount “$5,000,000”.

31. The definition of “Eligible Equipment” is hereby amended

(a) by adding the phrase “(other than a member of the Water Group)” each reference to the phrase “Original Borrower” in clauses (i) and (ii) of such definition immediately preceding clause (a) of such definition,

(b) in clause (b) thereof, by adding the phrase “(i)” immediately after the phrase “(except for”,

(c) in the parenthetical in clause (b) thereof, by deleting the first occurrence of the word “and” and replacing it with the phrase “(ii)”,

(d) in clause (b) thereof, by adding the following phrase:

“and (iii) a Lien in favor of the Water Secured Notes Collateral Agent under the Water Secured Notes Documents that is at all times (x) junior in priority to the Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable and (y) subject to the Intercreditor Agreement” immediately after the phrase “not yet due and payable”, and

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(e) in clause (f) thereof, by deleting the phrase “and, the 2010 Note Documents or Replacement Note” and replacing it with the phrase “, the 2014 Notes Documents, the Water Secured Notes Documents, the Cott Unsecured Notes Documents, or the Replacement Notes”.

32. The definition of “Eligible Inventory” is hereby amended

(a) in clause (b) thereof, by deleting the word “and” immediately after the seconder occurrence of the phrase “as applicable”,

(b) in clause (b) thereof, by adding the phrase:

“and (iv) a Lien in favor of the Water Secured Notes Collateral Agent under the Water Secured Notes Documents that is at all times (x) junior in priority to the Lien in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable and (y) subject to the Intercreditor Agreement”

immediately after the phrase “not yet due and payable”, and

(c) in clause (i) thereof, by adding the phrase at the end of the clause thereof:

“(it being understood that the Intercreditor Agreement as in effect on the Amendment No. 5 Effective Date (or other intercreditor agreement acceptable to the Administrative Agent that has similar access terms) shall satisfy this requirement with respect to the mortgages granted in favor of the Water Secured Notes Collateral Agent under the Water Secured Notes Documents)”.

33. The definition of “Eligible Real Property” is hereby amended by

(a) by deleting the second reference of the phrase “(a)” and replacing it with the phrase “(A)”,

(b) by deleting the second reference of the phrase “(b)” and replacing it with the phrase “(B)”,

(c) by adding a hyphen to the phrase “non compliance”,

(d) by deleting the third reference of the phrase “(a)” and replacing it with the phrase “(1)”,

(e) by deleting the third reference of the phrase “(b)” and replacing it with the phrase “(2)”,

(f) by adding the word “a” immediately before the first reference to the phrase “perfected first priority Lien”,

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(g) by adding the phrase “in favor of the Administrative Collateral Agent” immediately after the phrase “(B) which do not have priority over the Lien granted in Favor of the Administrative Collateral Agent)”,

(h) by adding the phrase “in favor of the Administrative Collateral Agent” immediately after the phrase “(2) which do not have priority over the Lien granted in Favor of the Administrative Collateral Agent)”, and

(i) by deleting the phrase “the Agreement” and replacing with the phrase “such Original Borrower”, and

(j) by adding the phrase “; provided that at no time shall any Eligible Supplemental Real Property constitute or be designated as Eligible Real Property” immediately after the phrase “Mortgages have been taken”.

34. The definition of “Excluded Subsidiary” is hereby amended

(a) in clause (ii) of the proviso thereof, by deleting the phrase “the 2010 Note Documents or the Replacement Note Documents” and replacing it with the phrase “any Water Preferred Shares Document, 2014 Notes Document, Water Secured Notes Document, Cott Unsecured Notes Document, Replacement Notes Documents”,

(b) in clause (iii) of the proviso thereof, by deleting each reference to the phrase “Amendment No. 2 Effective Date” and replacing them with the phrase “Amendment No. 5 Effective Date”, and

(c) in clause (iii) of the proviso thereof, by deleting each reference to the phrase “or, upon completion of the Luxembourg Reorganization as reflected on the Reorganization Schedule”,

(d) in clause (iii) of the proviso thereof, by adding the phrase “as reflected on Schedule 3.15” immediately after the phrase “intercompany Indebtedness held on the Amendment No. 5 Effective Date”, and

(e) in clause (iv) of the proviso thereof, by deleting the phrase “4.01(b)”.

35. The definition of “Farm Products” is hereby amended by deleting the phrase “all of any U.S. Co Borrower’s” and replacing it with the phrase “, with respect to any Borrowing Base Contributor organized under the laws of the United States, any state thereof or the District of Columbia all of such Borrowing Base Contributor’s”.

36. The definition of “Farm Products Notices” is hereby deleted in its entirety and replaced with the following definition:

““Farm Products Notices” means, with respect to any Borrowing Base Contributor organized under the laws of the United States, any state thereof or the District of Columbia, any written notice to such Borrowing Base Contributor pursuant to the applicable provisions of any Farms Products Law from (i) any

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Farm Products Seller or (ii) any lender to any Farm Products Seller or any other person with a Lien on the assets of any Farm Products Seller or (iii) the secretary of state (or equivalent official), agricultural secretary or commissioner (or equivalent official) or other Governmental Authority of any state, commonwealth or political subdivision thereof in which any Farm Products purchased by any such Borrowing Base Contributor are produced, in any case advising or notifying such Borrowing Base Contributor of the intention of such Farm Products Seller or other Person to preserve or seek the benefits of, or pursue any recovery with respect to, any Lien or trust applicable to any assets of such Borrowing Base Contributor established in favor of such Farm Products Seller or other Person under the provisions of any law or claiming a Lien on any perishable agricultural commodity or any other Farm Products which may be or have been purchased by such Borrowing Base Contributor or any related or other assets of such Borrowing Base Contributor.”

37. The definition of “Farm Products Seller” is hereby amended by deleting the phrase “all of any U.S. Co Borrowers” and replacing it with the phrase “, with respect to any Borrowing Base Contributor organized under the laws of the United States, any state thereof or the District of Columbia”.

38. The definition of “Fee Letters” is hereby amended

(a) by deleting the phrase “second amended and restated fee letter” and replacing it with the phrase “Third Amended and Restated Fee Letter,”,

(b) by deleting each reference to the phrase “Amendment No. 3” and replacing them with the phrase “Amendment No. 5”,

(c) adding the word “and” immediately after the phrase “J.P. Morgan Securities, Inc. and the Company,”,

(d) by deleting the phrase “lender fee letter” and replacing it with the phrase “Lender Fee Letter”, and

(e) adding a comma after the second reference to the phrase “Effective Date”.

39. The definition of “Fixed Charges” is hereby deleted in its entirety and replaced with the following definition:

““Fixed Charges” means, with reference to any period, without duplication, (a) cash Interest Expense, plus (b) scheduled principal payments on Indebtedness (including, without limitation, scheduled principal payments in respect of the Sidel Purchase Financing) made during such period, but excluding payments with respect to the 2014 Earnout, plus (c) expense for income taxes paid in cash (net of any cash refund in respect of income taxes actually received in such period in an amount not to exceed expenses for income taxes paid in cash during such period), plus (d) the principal component of all Capital Lease Obligation payments

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(including, without limitation, any prepayment of the Sidel Water Capital Lease, but only to the extent such prepayment exceeds the sum of the amount of cash collateral by the lessor thereof), plus the then undrawn face amount of Letters of Credit supporting the obligations of Cott Beverages to such lessor that are cancelled as a result of such prepayment), plus (e) Restricted Payments made in cash (other than Restricted Payments made to any Loan Party and other than Restricted Payments made to the holders of (i) Equity Interests in the Northeast Retail Group or (ii) the Water Preferred Shares for the purpose of redeeming or repurchasing such Water Preferred Shares solely to the extent that such redemption or repurchase is permitted under Section 6.09(a)(iv), but including any other Restricted Payments (including all dividends) made in cash to the holders of the Water Preferred Shares unless such Restricted Payments are otherwise excluded pursuant to the proviso below), plus (f) cash contributions to any Plan, any Canadian Pension Plan or any Canadian Benefit Plan in excess of the actual expense, all calculated for the Company and its Subsidiaries on a consolidated basis; provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (i) (A) prior to the repurchase or redemption of the Water Preferred Shares, $30,000,000 or (B) thereafter, $20,000,000 and (ii) the sum of (A) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (B) repurchases or redemptions of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of Fixed Charges. Notwithstanding anything in this definition to the contrary, for purposes of calculating Fixed Charges for any period of four consecutive fiscal quarters, Fixed Charges for the fiscal quarter ended (A) March 31, 2014 shall be deemed to be $30,800,000, (B) June 30, 2014 shall be deemed to be $33,300,000, (C) September 30, 2014 shall be deemed to be $35,500,000, and (D) December 31, 2014 shall be deemed to be $30,400,000.”.

40. The definition of “Immaterial Subsidiary” is hereby amended by deleting the phrase “4.01(b),”.

41. The definition of “Indebtedness” is hereby amended

(a) by deleting the word “and” immediately after the phrase “obligations under any liquidated earn-out” and replacing it with a comma,

(b) by adding the phrase “, and (m) all Disqualified Equity Interests and (n) solely for the purposes of Article VII and the definition of Material Indebtedness (solely as such term used in such Section and in the definition of Change in Control, net obligations of such Person under any Swap Agreement whether or not designated as being secured under this Agreement or any other Loan Document” immediately after the phrase “Off-Balance Sheet Liability”, and

(c) by adding the phrase “The amount of any net obligation under any Swap Agreement on any date shall be deemed to be the Swap Termination Value thereof as of such date.” at the end of such definition.

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42. The definition of “Interest Expense” is hereby amended

(a) by deleting the phrase “or sale” and replacing it with “or the sale” and

(b) by deleting the phrase “For the avoidance of doubt, no 2009 Notes Call Premium Expense or 2010 Notes Call Premium Expense shall” and replacing it with the phrase “Notwithstanding anything to the contrary in this definition, any purchase price premiums above par or any call premiums incurred in connection with the purchase or redemption by the Company of the 2014 Notes, the Water Secured Notes, the Cott Unsecured Notes or any Replacement Notes shall not”.

43. The definition of “Interim Holdco” is hereby amended

(a) by deleting the first reference to the phrase “U.S. Co Borrower”, and replacing it with the phrase “Loan Party that is not a Loan Party and” and

(b) by deleting the second reference to the phrase “U.S. Co Borrower”, and replacing it with the phrase “Loan Party”.

44. The definition of “Loan Documents” is hereby amended by deleting the phrase “identified in Section 4.01 and”.

45. The definition of “Material Indebtedness” is hereby amended

(a) by deleting the phrase “, or obligations in respect of one or more Swap Agreements,”,

(b) by deleting the amount “$20,000,000” and replacing it with the amount “$30,000,000”,

(c) by deleting the following:

“For purposes of determining Material Indebtedness, the “obligations” of any Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time”,

(d) by deleting the phrase “the 2010 Earnout, “, and

(e) by deleting the phrase “, the 2014 Acquisition Note and the Permitted Deferred Consideration”.

46. The definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following definition:

““Maturity Date” means the earliest of (a) December 12, 2019, (b) solely if at the close of business on May 28, 2019 the Cott Unsecured Notes have not been

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redeemed, repurchased or otherwise refinanced in full, June 12, 2019 or (c) any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.”.

47. The definition of “Mexican Security Agreement” is hereby amended by adding the phrase “, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time” before the period at the end of such definition.

48. The definition of “Mortgages” is hereby amended by adding the phrase “restatement,” immediately after the phrase “any amendment,”.

49. The definition of “Original Borrower” is hereby amended by deleting the phrase “Amendment No. 4” and replacing it with the phrase “Amendment No. 5”.

50. The definition of “Permitted Acquisition” is hereby amended by

(a) by deleting the phrase “any Proposed Acquisition” immediately after the word “means” at the beginning of such definition and replacing it with the phrase “(i) the Water Acquisition and (ii) any Proposed Acquisition (other than the Water Acquisition)”,

(b) in clause (a) thereof, by deleting the phrase “(other than the 2010 Earnout)”, and

(c) in clause (j) thereof, by deleting the phrase “Amendment No. 2 Effective Date” and replacing it with the phrase “Amendment No. 5 Effective Date”.

51. The definition of “Permitted Business” is hereby amended

(a) by deleting the phrase “Effective Date” and replacing it with the phrase “Amendment No. 5 Effective Date (after giving effect to the Water Acquisition)” and

(b) by adding the phrase “which, for the purpose of this definition, includes the beverage delivery and filtration industry” immediately after the phrase “beverage industry”.

52. The definition of “Permitted Encumbrances” is hereby amended by adding the phrase “and Eligible Supplemental Real Property” immediately after both occurrences to the phrase “Eligible Real Property” in clauses (i) and (j) thereof.

53. The definition of “PP&E Amortization Amount (Adjusted Equipment)” is hereby deleted in its entirety and replaced with the following definition:

““PP&E Amortization Amount (Adjusted Equipment)” means, at the time of any determination occurring on or after the Amendment No. 3 Effective Date, the sum of the PP&E Amortization Amount (Equipment) for all Original Borrowers plus, on and after the first Business Day of any PP&E Equipment Adjustment Period, the result of (x) $33,502,728 minus (y) 85% of the Net Orderly Liquidation Value of all Original Borrowers’ Eligible Equipment based on the most recent Qualified PP&E Appraisals (Equipment) for each Original Borrower’s Eligible Equipment completed prior to such PP&E Equipment Adjustment Period.

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54. The definition of “PP&E Amortization Amount (Adjusted Real Property)” is hereby deleted in its entirety and replaced with the following definition:

““PP&E Amortization Amount (Adjusted Real Property)” means, at the time of any determination occurring on or after the Amendment No. 3 Effective Date, the sum of the PP&E Amortization Amount (Real Property) for all Original Borrowers plus, on and after the first Business Day of any PP&E Real Property Adjustment Period, the result of (x) $35,767,560 minus (y) 75% of the fair market value of all Original Borrowers’ Eligible Real Property based on the most recent Qualified PP&E Appraisals (Real Property) for each Original Borrower’s Eligible Real Property completed prior to such PP&E Real Property Adjustment Period.

55. The definition of “PP&E Amortization Amount (Equipment)” is hereby amended by deleting the phrase “Qualified PP&E Appraisal (Equipment)” and replacing it with the phrase “Qualified PP&E Appraisals (Equipment) for all such Original Borrower’s Eligible Equipment”.

56. The definition of “PP&E Amortization Amount (Real Property)” is hereby amended

(a) in clause (i) thereof, by deleting the word “multipled” and replacing it with the word “multiplied”,

(b) in clause (ii) thereof, by deleting the phrase “(A)” and replacing it with the phrase “(I)”,

(c) by deleting the phrase “Qualified PP&E Appraisal (Real Property)” and replacing it with the phrase “Qualified PP&E Appraisals (Real Property) for all such Original Borrower’s Eligible Real Property”,

(d) in clause (ii) thereof, by deleting the phrase “(B)” and replacing it with the phrase “(II) (A)”, and

(e) in clause (ii) thereof, by deleting the phrase “(y)” and replacing it with the phrase “(B)”.

57. The definition of “PP&E Component” is hereby deleted in its entirety and replaced with the following definition:

““PP&E Component” means, at the time of any determination, with respect to each Original Contributor, an amount equal to the lesser of:

(a) the result of:

(i) to the extent greater than zero, (x) 75% of the fair market value (as determined by the most recent Qualified

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PP&E Appraisals (Real Property)) of all such Original Borrower’s Eligible Real Property minus (y) the PP&E Amortization Amount (Real Property) (this clause (i), the “Real Property Component”), plus

(ii) to the extent greater than zero, (x) 75% of the fair market value (as determined by the most recent Qualified PP&E Appraisals (Supplemental Real Property) or, prior to the Supplemental Real Property Amortization Trigger Date, the most recent appraisals for such Eligible Supplemental Real Property that satisfy the appraisal requirements set forth in Section V of Amendment No. 5) of all such Original Contributor’s Eligible Supplemental Real Property minus (y) the PP&E Amortization Amount (Supplemental Real Property) (this clause (ii), the “Supplemental Real Property Component”); provided that at no time shall the sum of the Supplemental Real Property Component for all Original Contributors exceed the result of $39,092,572 minus the PP&E Amortization Amount (Adjusted Supplemental Real Property) at such time, plus

(iii) to the extent greater than zero, (x) 85% of the Net Orderly Liquidation Value of such Original Borrower’s (other than a member of the Water Group) Eligible Equipment minus (y) the PP&E Amortization Amount (Equipment) (this clause (iii), the “Equipment Component”), minus

(iv) Reserves established by either Collateral Agent in its Permitted Discretion; provided that a Reserve shall be established and included in each Borrowing Base Certificate and in the Aggregate Borrowing Base Certificate in the amount of any mortgage tax incurred by any Loan Party that is required to be paid but remains unpaid, or that would be required to be paid in order for the Administrative Collateral Agent to validly enforce its Lien on any Eligible Real Property or any Eligible Supplemental Real Property; and

(b) to the extent greater than zero:

(i) $35,767,560 minus the PP&E Amortization Amount (Adjusted Real Property), plus

(ii) $33,502,728 minus the PP&E Amortization Amount (Adjusted Equipment), plus

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(iii) $39,092,572 minus the PP&E Amortization Amount (Adjusted Supplemental Real Property); minus

(iv) Reserves established by either Collateral Agent in its Permitted Discretion; provided that a Reserve shall be established and included in each Borrowing Base Certificate and in the Aggregate Borrowing Base Certificate in the amount of any mortgage tax incurred by any Loan Party that is required to be paid but remains unpaid, or that would be required to be paid in order for the Administrative Collateral Agent to validly enforce its Lien on any Eligible Real Property or any Eligible Supplemental Real Property; minus

(v) the sum of the PP&E Components (calculated solely under clause (a) of such definition) included in the Borrowing Bases of all other Original Contributors.”.

58. The definition of “PP&E Prior Amortized Months” is hereby amended

(a) by deleting the comma after the phrase “means” at the beginning of such definition and replacing it with the phrase “(a)” and

(b) by adding the following:

“and (b) with respect to each PP&E Supplemental Real Property Adjustment Period, the number of calendar months that have commenced since (and including) the Supplemental Real Property Amortization Trigger Date through and including the first Business Day of such PP&E Supplemental Real Property Adjustment Period; provided that this clause (b) shall not be less than zero”

immediately after the last reference to “PP&E Real Property Adjustment Period”.

59. The definition of “Prepayment Event” is hereby amended

(a) in clause (a) thereof, by adding the phrase “(i)” immediately after the phrase “disposition described in”,

(b) in clause (a) thereof, by deleting the phrase “or in” and replacing it with the phrase “, (ii)”,

(c) in clause (a) thereof, by adding the phrase “, or (iii) Section 6.05(e) and 6.06, in the case of this clause (iii) in the aggregate amount not to exceed $50,000,000” immediately after the phrase “6.05(k)”,

(d) in clause (c) thereof, by adding the phrase “(i)” immediately after the phrase “Effective Date other than”, and

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(e) in clause (c) thereof, by adding the following:

“(ii) the issuance of Equity Interests in the Company upon the conversion of the convertible Water Preferred Shares pursuant to the Water Preferred Shares Documents, (iii) the issuance of the Water Preferred Shares on the Amendment No. 5 Effective Date pursuant to the Water Preferred Shares Documents, or (iv) any deferred dividends or increases to the redemption value of the Water Preferred Shares pursuant to the Water Preferred Shares Documents”

immediately after the phrase “capital contribution”.

60. The definition of “Process Agent” is hereby amended by deleting the word “Eight” and replacing it with the word “Eighth”.

61. The definition of “Reaffirmation Agreements” is hereby amended

(a) by adding the phrase “the Fourth Canadian Reaffirmation Agreement,” immediately after the phrase “the Third Canadian Reaffirmation Agreement,”,

(b) by deleting the word “and” and replacing it with a comma, and

(c) by adding the phrase “, and the Fourth U.S. Reaffirmation Agreement” at the end of the definition thereof.

62. The definition of “Replacement Indenture” is hereby amended by deleting the phrase “the 2010 Indenture or supplement thereto” and replacing it with the phrase “any of the 2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture, or any supplement to any of the foregoing”.

63. The definition of “Replacement Notes” is hereby amended by deleting the second reference to the word “the” and replacing it with the word “any”.

64. The definition of “Reserves” is hereby amended

(a) by deleting the first occurrence to the phrase “UK Co Borrower’s net property” and replacing it with the phrase “net property of any Borrowing Base Contributor organized under the laws of England and Wales”

(b) by deleting the second occurrence of the phrase “UK Co Borrower’s” and replacing it with the phrase “Borrowing Base Contributor organized under the laws of England and Wales”.

65. The definition of “Sanctioned Country” is hereby amended by adding the phrase “or the target of” immediately before the word “Sanctions”.

66. The definition of “Security Agreement” is hereby amended

(a) by deleting the phrase “and/or” and replacing it with a comma and

(b) by adding the phrase “and/or any Luxembourg Security Agreement” immediately after the phrase “UK Security Agreement”.

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67. The definition of “Swap Agreement” is hereby amended by adding the phrase “; provided, further, that the Water Preferred Shares shall not constitute Swap Agreements under the Loan Documents” immediately before the period at the end of such definition.

68. The definition of “Test Period” is hereby amended by deleting the phrase “Section 4.01,”.

69. The definition of “UK Reaffirmation Deeds” is hereby amended by deleting the phrase “and (iv)” and replacing it with the phrase “, (iv) the Reaffirmation Deed to UK Security Documents, dated as of the Amendment No. 5 Effective Date, by and between the Loan Parties party thereto and the UK Security Trustee, and (v)”.

70. The definition of “UK Security Agreement” is hereby amended by adding the phrase “, supplemented” immediately after the phrase “amended, restated”.

71. The definition of “Unrestricted Subsidiary” is hereby amended by adding the phrase “Amendment No. 5” immediately after the phrase “The Unrestricted Subsidiaries as of the”.

72. The definition of “U.S. Co-Borrowers” is hereby amended by adding the phrase “, DS Services,” immediately after the phrase “Cliffstar LLC,”.

73. The definition of “U.S. Security Agreement” is hereby deleted in its entirety and replaced with the following:

““U.S. Security Agreement” means that certain U.S. Pledge and Security Agreement, dated as of August 17, 2010, between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders, as amended on the Amendment No. 2 Effective Date by the First U.S. Reaffirmation Agreement, as further amended on the Amendment No. 5 Effective Date by the Fourth U.S. Reaffirmation Agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time, and any other pledge or security agreement entered into, after the Effective Date by any other Loan Party (as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any Loan Party organized in the U.S. (or any other property located therein)), or any other Person, as the same may be amended, restated, supplemented or otherwise modified from time to time.”.

74. Section 2.06 of the Credit Agreement is hereby amended by deleting the amount “$15,000,000” and replacing it with the amount “$50,000,000”.

75. Section 2.09(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following section:

“(f) Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and the Lender(s)

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being added or increasing their Commitment, subject only to the approval set forth in Section 9.02(b) if any such increase would cause the Commitment to exceed $450,000,000. As a condition precedent to such an increase, the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (i) certifying that such increase is permitted by the 2014 Notes Documents, the Water Secured Notes Documents and the Cott Unsecured Notes Documents (if the same are then outstanding), and by the terms of any Replacement Indenture with respect to any of the foregoing (if the same is then outstanding) and, with respect to any such increase, assuming a borrowing of the maximum amount of loans available under such increase together with any increases previously made pursuant to the terms of this Agreement, and certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists.”

76. Section 2.18 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“(p) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 5 Effective Date, the Borrowers and the Agents shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”.

77. Section 3.02 of the Credit Agreement is hereby amended by adding the phrase “and the Water Transactions” immediately after the phrase “The Transactions”.

78. Section 3.03 of the Credit Agreement is hereby amended by adding the phrase “and the Water Transactions” immediately after the phrase “extension of credit hereunder)”.

79. Section 3.05 of the Credit Agreement is hereby amended by

(a) adding the phrase “Amendment No. 5” immediately before each reference of the phrase “Effective Date” and

(b) adding the phrase “(other than immaterial Intellectual Property registered in Mexico)” in clause (b)(i) thereof immediately after the phrase “which is subject of a registration or application in any Intellectual Property registry”.

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80. Section 3.06(a) of the Credit Agreement is hereby amended by deleting the phrase “or the Transactions” and replacing it with the phrase “, the Transactions or the Water Transactions”.

81. Section 3.06(b) of the Credit Agreement is hereby amended by deleting the phrase “Disclosed Maters, as of the date hereof” and replacing it with the phrase “Disclosed Matters (2010) and, solely in the case of clause (i)(1), the Disclosed Matters (2014), as of the Amendment No. 5 Effective Date,”.

82. Section 3.06(c) of the Credit Agreement is hereby amended

(a) by adding the phrase “(i)” after the word “Since” at the beginning of the section thereof and

(b) by adding the phrase “(2010) and (ii) the Amendment No. 5 Effective Date, there has been no change in the status of the Disclosed Matters (2014), in each case” immediately after the phrase “Disclosed Matters”.

83. Section 3.09 of the Credit Agreement is hereby amended by adding the phrase “Amendment No. 5” before each reference to “Effective Date”.

84. Section 3.10 of the Credit Agreement is hereby amended

(a) by deleting the phrase “Amendment No. 2” and

(b) by adding the phrase “Amendment No. 5” immediately before each reference to the phrase “Effective Date”.

85. Section 3.11 of the Credit Agreement is hereby amended

(a) by deleting the phrase “Neither the Offering Memorandum nor any” and replacing it with the phrase “None” and

(b) by deleting the phrase “the negotiation of” and replacing it with the phrase “Amendment No. 5”.

86. Section 3.13 of the credit agreement is hereby amended

(a) by adding the phrase “Water” immediately before the phrase “Transactions” and

(b) deleting each reference to the phrase “Amendment No. 2” and replacing them with the phrase “Amendment No. 5”.

87. Section 3.14 of the Credit Agreement is hereby amended

(a) by deleting the phrase “Amendment No. 2” and

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(b) by adding the phrase “Amendment No. 5” immediately before each reference to “Effective Date”.

88. Section 3.15 of the Credit Agreement is hereby amended by adding the phrase “Amendment No. 5” immediately before the phrase “Effective Date”.

89. Section 3.16 of the Credit Agreement is hereby amended

(a) by deleting the first reference of the word “The” and replacing it with the phrase “Subject to Section V of Amendment No. 5 with respect to the assets of the Water Group, the” and

(b) by adding the phrase “Amendment No. 5” immediately before the reference to “Effective Date”.

90. Section 3.17 is hereby amended

(a) by deleting the phrase “Amendment No. 2” and replacing it with the phrase “Amendment No. 5”,

(b) by deleting the first occurrence of the word “material”, and

(c) by adding the phrase “, in each case in any material respect” immediately after the phrase “or foreign law dealing with such matters”.

91. Section 3.19 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Section 3.19. 2014 Notes Documents, Water Secured Notes Documents, Cott Unsecured Notes Documents, Replacement Notes Documents and Intercreditor Agreement. The Borrowers have delivered to the Administrative Agent true, complete and correct copies of the 2014 Notes Documents, the Water Secured Notes Documents and the Cott Unsecured Notes Documents (including all schedules, exhibits and annexes to each of the foregoing), and within two Business Days of the effectiveness thereof (or such later date as the Administrative Agent may agree in its Permitted Discretion), shall have delivered to the Administrative Agent true, complete and correct copies of each of the Replacement Notes Documents (including all schedules, exhibits and annexes thereto). The Loans and all other Secured Obligations of the Loan Parties under this Agreement and each of the other Loan Documents are permitted to be incurred under the 2014 Notes Documents, the Water Secured Notes Documents, the Cott Unsecured Notes Documents and, upon the effectiveness thereof, the Replacement Notes Documents (in each case to the extent that such documents remain effective and the obligations thereunder have not been paid or discharged in full). This Agreement is within the definition of any or all of “ABL Facility”, “Bank Indebtedness”, “Credit Agreement”, and “First-Priority Obligation” (or similar defined terms), as applicable, under

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the 2014 Notes Documents, the Water Secured Notes Documents, the Cott Unsecured Notes Documents, the Intercreditor Agreement and, upon the effectiveness thereof, the Replacement Notes Documents (in each case to the extent that such documents remain effective and the obligations thereunder have not been paid or discharged in full).”.

92. Section 3.21 of the Credit Agreement is hereby amended by deleting the phrase “Amendment No. 2” and replacing it with the phrase “Amendment No 5”.

93. Section 3.22 of the Credit Agreement is hereby amended by deleting each reference to the phrase “Amendment No. 2” and replacing them with the phrase “Amendment No. 5”.

94. Section 3.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following section

““Section 3.23. Anti-Corruption, Anti-Terrorism, and Anti-Money Laundering Laws, and Sanctions Laws and Regulations.

(a) Each Loan Party and its Subsidiaries and, to the best knowledge of each Loan Party, its Affiliates and their respective directors, officers, employees, and agents, in each case when such director, officer, employee or agent is acting on behalf of or purporting to act on behalf of any Loan Party, (i) conduct and has conducted their business in compliance with Anti-Corruption Laws and applicable Sanctions, (ii) have instituted and maintained, and will maintain and enforce, policies and procedures designed to promote and achieve compliance with such laws and applicable Sanctions, (iii) is not in violation of any applicable laws relating to terrorism or money laundering (“AML/Anti-Terrorism Laws”), including but not limited to, (x) the USA PATRIOT ACT (y) any Requirement of Law comprising or implementing the Bank Secrecy Act of 1970, and (z) any Requirement of Law administered by the United States Department of the Treasury’s Office of Foreign Asset Control (as any of the foregoing Laws described in this clause (iii) may from time to time be amended, renewed, extended, or replaced). No Borrowing or Letter of Credit, use of proceeds or other financing transaction contemplated by the Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

(b) None of the Loan Parties or their Subsidiaries or, to the best knowledge of each Loan Party, their Affiliates or their respective directors, officers, employees, agents or representatives acting or benefiting in any capacity in connection with this Agreement (i) is a Designated Person; (ii) is a Person that is owned or controlled by a Designated Person (the terms “owned” and “controlled” being defined as set forth in the applicable Sanctions (but only if such definitions are set forth in such Sanctions)); (iii) is, if in violation of Sanctions or applicable law, located, organized or resident in a Sanctioned Country; (iv) has directly or indirectly engaged in, or is now directly or indirectly engaged in, in each case in violation of applicable law, any dealings or transactions (1) with any Designated Person, (2) in any Sanctioned Country, or (3) otherwise in violation of Sanctions;

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or (v) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable AML/Anti-Terrorism Law.”.

95. Section 3.24 of the Credit Agreement is hereby deleted in its entirety and replaced with the following section:

“Section 3.24. Intercompany Advances. As of the Amendment No. 5 Effective Date, Schedule 3.24 sets forth a true and correct list of all loans and advances made by any Loan Party to any other Loan Party or by any Loan Party to any Subsidiary as of September 27, 2014.”.

96. Section 3.25 of the Credit Agreement is hereby deleted in its entirety.

97. Section 4.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 4.01. [Reserved]”.

98. Section 4.02 of the Credit Agreement is hereby amended by deleting each reference to “2010 Indenture or the Replacement Indenture” and replacing each with the phrase “the 2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture and each Replacement Indenture (in each case to the extent that such indenture remain effective and the obligations thereunder have not been paid or discharged in full).”.

99. Section 4.02(d) of the Credit Agreement is hereby amended by adding the following phrase at the end of the section thereof:

“So long as the Water Secured Notes Indenture is in effect (and so long as any Replacement Indenture contains restrictions similar to the restrictions in the last sentence of Section 4.03 of the Water Secured Notes Indenture as of the Amendment No. 5 Effective Date), for the period commencing with the date 10 days prior to any redemption of any Water Preferred Shares made using proceeds of Indebtedness and ending on the date 10 days after such redemption, the Total Leverage Ratio (as defined in the Water Secured Notes Indenture) for the most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date of such Borrowing or such issuance, amendment, renewal or extension of a Letter of Credit, is less than or equal to 4.50 to 1.00 determined on a pro forma basis.”.

100. Section 4.02(e) of the Credit Agreement is hereby amended

(a) by deleting the reference to the amount “$250,000,000” and replacing it with the amount “$350,000,000” and

(b) by deleting the reference to “2010 Indenture (to the extent then in effect, or similar calculations under any Replacement Indenture)” and replacing it with the phrase “2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture

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and similar calculations under each Replacement Indenture (in each case to the extent that such indenture remain effective and the obligations thereunder have not been paid or discharged in full)”

101. Section 4.02 of the Credit Agreement is hereby amended

(a) by adding the following clause immediately after the end of Section 4.02(e):

“(f) After giving effect to any Borrowing or the issuance of any Letter of Credit, any mortgage tax incurred by any Loan Party as a result of such Borrowing or such issuance that is or would be required to be paid in order for the Administrative Collateral Agent to validly enforce its Lien on any real property so mortgaged shall have been fully paid by the applicable Loan Party on or prior to the date that such Borrowing or such issuance is made.” and

(b) by deleting the phrase “(a), (b), (c) and (d) of this Section” and replacing it with the phrase “(a), (b), (c), (d) and (f) of this Section”.

102. Section 5.01(c) of the Credit Agreement is hereby amended by deleting both references to the amount “$30,000,000” and replacing it with the phrase “the greater of (I) 15% of the Line Cap and (II) $50,000,000”.

103. Section 5.01(d) of the Credit Agreement is hereby amended

(a) by adding the phrase “(a “Compliance Certificate”)” immediately following the phrase “Exhibit C”,

(b) by adding the phrase “(x)” immediately after the phrase “detailed calculations of”, and

(c) by adding the phrase “, and (y) the Consolidated Leverage Ratio as of the last day of the fiscal quarter most recently ended,” immediately following the phrase “Section 6.13”.

104. Section 5.01(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following section:

“(g) as soon as available but in any event within 15 days of the end of each calendar month, and at such other times as may be requested by either Collateral Agent, as of the period then ended (but, in the case of the PP&E Component, as of the 15th day of the current calendar month), an Aggregate Borrowing Base Certificate, together with a Borrowing Base Certificate for each Borrowing Base Contributor which calculates such Borrowing Base Contributor’s Borrowing Base, and supporting information in connection therewith, together with any additional reports with respect to the Aggregate Borrowing Base or any Borrowing Base of a Borrowing Base Contributor as either Collateral Agent may reasonably

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request; and the PP&E Component of the Borrowing Bases and the Aggregate Borrowing Base shall be updated (i) from time to time upon receipt of periodic valuation updates received from either Collateral Agent’s asset valuation experts, (ii) concurrent with the sale or commitment to sell any assets constituting part of the PP&E Component, (iii) in the event such assets are idled for a period in excess of ten (10) consecutive days for any reason other than routine maintenance or repairs, reconfiguration or due to seasonal production in the ordinary course of business, or (iv) in the event that the value of such assets is otherwise impaired, as determined in either Collateral Agent’s Permitted Discretion; provided that (A) if on any date Aggregate Availability is less than the greater of (1) the Borrowing Base Reporting Trigger Level at such time and (2) $50,000,000, then for the period(s) commencing on any such date and ending on the date, if any, on which Aggregate Availability is equal to or greater than the greater of (y) the Borrowing Base Reporting Trigger Level at such time and (z) $50,000,000, for a period of 10 consecutive Business Days, or (B) if requested by the Administrative Agent, either Collateral Agent or the Required Lenders, during any period that an Event of Default is continuing, the Borrower Representative will be required to furnish an Aggregate Borrowing Base Certificate, Borrowing Base Certificates for each Borrowing Base Contributor and supporting information in connection therewith to each Collateral Agent as soon as available but in any event within 3 Business Days after the end of each calendar week, and at such other times as may be requested by either Collateral Agent, as of the period then ended; notwithstanding anything to the contrary in this Section 5.01(g) (and in addition to the requirements under clause (ii) above), no later than one Business Day prior to the consummation of an asset sale (or merger, consolidation or amalgamation that constitutes an asset sale) permitted pursuant to Section 6.05 (and, if applicable, Section 6.03) (or such later date as the Administrative Agent may agree in its sole discretion) of (I) Collateral (other than Inventory sold pursuant to Section 6.05(a)) that is included in any Borrowing Base with a value in excess of $5,000,000 (measured at the time of such transaction) to any Person other than a Borrowing Base Contributor (solely with respect to clauses (a) and (c) of such definition) or (II) any Qualified Equity Interests of a Borrowing Base Contributor (other than the Company) to any Person other than a Borrower, a Borrowing Base Contributor or any Loan Party that holds the Equity Interests in such Person immediately prior to the date of such transaction, that results in the disposition of Collateral that is included in any Borrowing Base with a value in excess of $5,000,000 (measured at the time of such transaction), then in each case the Borrower Representative shall deliver to the Administrative Agent a revision to the Borrowing Base Certificates and the Aggregate Borrowing Base Certificate most recently delivered to the Administrative Agent in accordance with the terms of this Agreement demonstrating the effect of such transaction on each Borrowing Base (on a Pro Forma Basis), and shall, in each case, thereafter deliver such supporting information as may be reasonably requested by the Administrative Agent;”.

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105. Section 5.01(h) of the Credit Agreement is hereby amended by deleting all occurrences of the word “Borrower” or “Borrower’s”, except for the occurrence in the context of “Borrower Representative”, and replacing each with the phrase “Borrowing Base Contributor” or “Borrowing Base Contributor’s,” respectively.

106. Section 5.01(i) of the Credit Agreement is hereby amended by deleting the word “Borrowers’” and replacing each with the phrase “Borrowing Base Contributors’”.

107. Section 5.01(j) of the Credit Agreement is hereby amended by deleting the word “Borrowers” and replacing each with the phrase “Borrowing Base Contributors”.

108. Section 5.01(k) of the Credit Agreement is hereby amended by deleting the word “Borrowers’” and replacing each with the phrase “Borrowing Base Contributors’”.

109. Section 5.01(q) of the Credit Agreement is hereby amended

(a) by deleting the phrase “4.01(b),” and

(b) by deleting the word “and” at the end thereof.

110. Section 5.01(r) of the Credit Agreement is hereby amended by deleting the period at the end thereof and replacing it with “; and”.

111. Section 5.01 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“(s) promptly after the effectiveness thereof, copies of (i) any Other First-Priority Documents (as defined in the Intercreditor Agreement), (ii) any amendments, restatements, supplements or other modifications to any Other First-Priority Document or Second-Priority Document (as defined in the Intercreditor Agreement) and (iii) any new Second-Priority Documents.”.

112. Section 5.04 of the Credit Agreement is hereby amended

(a) by deleting the phrase “the 2010 Earnout,”,

(b) by deleting the phrase “the Permitted Deferred Consideration,”, and

(c) by deleting the phrase “in the case of the 2010 Earnout, pursuant to the terms of the 2010 APA and”.

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113. Section 5.08 of the Credit Agreement is hereby amended

(a) by adding the phrase “to pay a portion of the purchase price for the Water Acquisition, (ii)” immediately following the phrase “(i)” and

(b) by deleting the phrase “and (ii)” and replacing it with the phrase “and the Water Transaction, and (iii)”.

114. Section 5.09 of the Credit Agreement is hereby amended

(a) by deleting the phrase “rating of at least A” and replacing it with the phrase “rating of at least A-” and

(b) by adding a closing parenthesis mark immediately after the first occurrence of United States.

115. Section 5.11 of the Credit Agreement is hereby amended

(a) By deleting all occurrences of the amount “$55,000,000” and replacing each with the amount $80,000,000”,

(b) by deleting the occurrence of the amount “$60,000,000” and replacing it with the amount “60,000,000”,

(c) by adding the phrase “or Schedule 1.01(g)” immediately after the phrase “Schedule 1.01(a)” and

(d) by adding the phrase “or for each set of assets acquired pursuant to the Water Acquisition,” immediately after the last reference to the phrase “as applicable,” at the end of such definition.

116. Section 5.12 of the Credit Agreement is hereby amended

(a) by deleting the phrase “Amendment No. 2” and replacing it with the phrase “Amendment No. 5” and

(b) by adding the following at the end thereof:

“Notwithstanding anything in this Section 5.12 to the contrary, the obligations of any member of the Water Group to maintain Chase as its principal depository bank or delivery of deposit account control agreements under this Section 5.12 shall be subject to the terms of Section V of Amendment No. 5.”.

117. Section 5.13(a) of the Credit Agreement is hereby amended by deleting the phrase “4.01(b),”.

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118. Section 5.13(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding anything in this Section 5.13(b) to the contrary, the obligation of any member of the Water Group and any other Loan Party owning Equity Interests in such Person to pledge or perfect Liens on Equity Interests under this Section 5.13(b) shall be subject to the terms of Section V of Amendment No. 5.”.

119. Section 5.13(c) of the Credit Agreement is hereby amended by deleting the phrase “such other actions or deliveries of the type required by Section 4.01, as applicable” and replacing it with the phrase “actions”.

120. Section 5.13(d) of the Credit Agreement is hereby amended by deleting the phrase “Lien in favor of” and replacing it with the phrase “Lien granted under”.

121. Section 5.13(e) of the Credit Agreement is hereby amended by adding the following at the end of each thereof:

“Notwithstanding anything to the contrary in this Section 5.13(e), the Eligible Accounts and Eligible Inventory of DS Services shall be included in the Borrowing Base to the extent provided in clauses (a) and (b) of the definition of Borrowing Base, and the Eligible Supplemental Real Property of DS Services acquired shall be included in the Borrowing Base pursuant to the terms of the definition of Eligible Supplemental Real Property and the definition of PP&E Component, in each case subject to Reserves in accordance with the terms of this Agreement, and one appraisal and one field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11.”.

122. Section 5.13(f) of the Credit Agreement is hereby amended

(a) By adding the phrase “(subject to the restrictions set forth in clause (b) of the definition of Borrowing Base Guarantor)” immediately after the second occurrence of the word “Agreement” and

(b) by adding the following at the end of each thereof:

“Notwithstanding anything to the contrary in this Section 5.13(f), the Eligible Accounts and Eligible Inventory of DS Services shall be included in the Borrowing Base to the extent provided in clauses (a) and (b) of the definition of Borrowing Base, and the Eligible Supplemental Real Property of DS Services shall be included in the Borrowing Base pursuant to the terms of the definition of Eligible Supplemental Real Property and the definition of PP&E Component, in each case subject to Reserves in accordance with the terms of this Agreement, and one field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11.”.

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123. Section 5.14 of the Credit Agreement is hereby amended

(a) by deleting the phrase “2010 Note Documents or any Replacement Note Documents” and replacing it with the phrase “2014 Notes Documents, the Water Secured Notes Documents, the Cott Unsecured Notes Documents or any Replacement Notes Documents”,

(b) by deleting the phrase “4.01(b),”, and

(c) by adding the phrase “Amendment No. 5” immediately before each reference to the phrase “Effective Date”.

124. Section 5.17 of the Credit Agreement is hereby amended

(a) by deleting the s occurrence of the phrase “U.S. Co Borrowers” and replacing it with the phrase “Borrowing Base Contributors organized under the laws the United States, any state thereof or the District of Columbia” and

(b) by deleting the second and third occurrences of the phrase “U.S. Borrowers and replacing each with the phrase “Borrowing Base Contributor”.

125. Section 6.01(b) of the Credit Agreement is hereby amended by deleting the phrase “date hereof” and replacing it with the phrase “Amendment No. 5 Effective Date”.

126. Section 6.01(c) of the Credit Agreement is hereby amended

(a) by deleting each reference to the phrase “2010” and replacing them with the phrase “2014”,

(b) by adding the phrase “, including any such Person directly or indirectly formed or acquired by the Company after the Amendment No. 5 Effective Date” immediately after the phrase “each such Person remains a Loan Party hereunder”,

(c) by adding the phrase “Amendment No. 5” immediately before the phrase “Effective Date”, and

(d) by deleting the amount “$375,000,000” and replacing it with the amount “$525,000,000”.

127. Section 6.01(d) of the Credit Agreement is hereby deleted in its entirety and replaced it with the following:

“(d) (i) Indebtedness of Cott Beverages (which may be guaranteed on an unsecured basis under the terms of the Cott Unsecured Notes Indenture by one or more Loan Parties, for so long as each such Person remains a Loan Party hereunder, including any such Person directly or indirectly formed or acquired by the Company after the Amendment No. 5 Effective Date) incurred on or prior to the Amendment No. 5 Effective Date evidenced by the Cott Unsecured Notes in a principal amount not to

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exceed $625,000,000 and (ii) Indebtedness of DS Services (which may be guaranteed under the terms of the Water Secured Notes Indenture by one or more Loan Parties, for so long as each such Person remains a Loan Party hereunder, including any such Person directly or indirectly formed or acquired by the Company after the Amendment No. 5 Effective Date) incurred on or prior to the Amendment No. 5 Effective Date evidenced by the Water Secured Notes in a principal amount not to exceed $350,000,000;”.

128. Section 6.01(f) of the Credit Agreement is hereby amended by deleting the phrase “2010 Notes” and replacing it with the phrase “2014 Notes, the Water Secured Notes, the Cott Unsecured Notes”.

129. Section 6.01(g) of the Credit Agreement is hereby amended by deleting the amount “$60,000,000” and replacing it with the amount “$100,000,000”.

130. Section 6.01(h) of the Credit Agreement is hereby amended

(a) by adding the phrases “(d)” and “(m)” immediately after the phrases “(c)” and “(l),” respectively,

(b) by deleting the following phrase:

“; provided that, solely with respect to an extension, refinancing, replacement, supplement, or renewal of the 2010 Notes described in Section 6.01(c) in one transaction or a series of transactions, including through any follow-on or greenshoe offering commenced within 2 months of any replacement, extension or supplement thereof, the aggregate principal amount of such extended, refinanced, replaced, supplemented or renewed Indebtedness in respect of the 2010 Notes and any supplements thereto may be increased from $375,000,000 to an aggregate principal amount not to exceed $550,000,000”,

(c) by adding the phrase “; provided that any Replacement Notes in respect of the Water Secured Notes may only be secured to the extent permitted under Section 6.02(l)” immediately after the phrase “(and any Replacement Notes Shall be unsecured”,

(d) by deleting the phrase “on an unsecured basis”,

(e) by deleting the phrase “Replacement Note Documents” and replacing it with the phrase “Replacement Notes Documents”,

(f) by deleting clause (iii) thereof in its entirety and replacing it with the following:

“(iii) no Loan Party or Restricted Subsidiary of any Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto (which, for the sake of clarity, would not

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preclude additional Subsidiaries that are created or acquired after the date such Indebtedness is incurred to become guarantors of such Indebtedness to the extent that such Subsidiary would have been required to become a guarantor of the Indebtedness being so refinanced),”,

(g) by adding the phrase “and is not subject to mandatory redemption or repurchase (other than customary provisions permitting or requiring such Indebtedness to be repurchased with asset sale proceeds that are not otherwise required to repay the Secured Obligations or other Indebtedness, or upon a change of control)” immediately after the phrase “scheduled amortization, principal or sinking fund payments”, and

(h) by deleting the phrase “Section 6.01(c)” and replacing it with the phrase “Sections 6.01(c) and 6.01(d)”.

131. Section 6.01(k) of the Credit Agreement is hereby amended

(a) by deleting the amount “$20,000,000” and replacing it with the amount “$40,000,000”.

(b) by adding the phrase “provided, further, that the letters of credit listed on Schedule 6.01 issued by BMO Harris Bank N.A. in favor of members of the Water Group shall be disregarded for purposes of this clause (k);” at the end thereof.

132. Section 6.01(l) of the Credit Agreement is hereby amended by deleting the phrase “(i) $10,000,000 at any time outstanding prior to the repayment in full of the 2014 Acquisition Note or (ii) following repayment in full of the 2014 Acquisition Note,”.

133. Section 6.01(m) of the Credit Agreement is hereby deleted it in the entirety and replaced it with the following:

“(m) Indebtedness in respect of the Industrial Revenue Bond Documents, in an aggregate principal amount not to exceed $6,000,000 at any time outstanding;”.

134. Section 6.01(q) of the Credit Agreement is hereby amended by adding the word “and” at the end thereof.

135. Section 6.01(r) of the Credit Agreement is hereby amended

(a) by deleting the phrase “(other than the 2010 Earnout)” and

(b) by deleting the phrase “; and” at the end thereof and replacing it with a period.

136. Section 6.01(s) of the Credit Agreement is hereby deleted in its entirety.

137. Section 6.02(c) of the Credit Agreement is hereby amended

(a) by deleting the phrase “date hereof” and replacing it with the phrase the “Amendment No. 5 Effective Date” and

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(b) by adding the phrase “or Restricted Subsidiary or any other Borrower” immediately after the phrase “assets of such Borrower” in clause (i) thereof.

138. Section 6.02(e) of the Credit Agreement is hereby amended by adding the phrase “or any other Borrower or Restricted Subsidiary” immediately following the phrase “Restricted Subsidiary” in clause (ii) thereof.

139. Section 6.02(l) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(l) Liens securing Indebtedness permitted under Section 6.01(d)(ii) if such Liens are at all times subject to the Intercreditor Agreement and, subject to Section V of Amendment No. 5 in respect of any grace periods for establishing first-priority Liens in favor of the Administrative Agent, Administrative Collateral Agent or the UK Security Trustee over the assets of the Water Group (but subject at all times to the terms of the Intercreditor Agreement), junior in priority to the Liens securing the Secured Obligations; provided that (i) such Liens shall not apply to any other property or assets of the obligor in respect thereof or any other Borrower or Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except to the extent permitted by clause (h) of Section 6.01;”.

140. The last sentence of Section 6.02 of the Credit Agreement is hereby amended by deleting the phrase “clause (a) above and (2) Inventory, other than those permitted under clauses (a) and (b) of the definition of Permitted Encumbrance and clause (a) above.” and replacing it with the following:

“clauses (a) and (l) above and (2) Inventory, other than those permitted under clauses (a) and (b) of the definition of Permitted Encumbrance and clause (a) and (l) above; provided that the Liens permitted pursuant to clause (l) above shall at all times be subject to the Intercreditor Agreement and junior in priority to the Liens securing the Secured Obligations.”.

141. Section 6.03 of the Credit Agreement is hereby amended

(a) by adding the phrase “(including, for the avoidance of doubt, the Water Acquisition)” immediately after the phrase “Permitted Acquisition” in clause (v) thereof.

(b) by adding the phrase “and, in the case of the Water Acquisition, the terms of Amendment No. 5,” immediately after the phrase “Section 5.13” in clause (x) of the second proviso thereof.

142. Section 6.04(b) of the Credit Agreement is hereby amended by deleting the phrase “date of this Agreement” and replacing it with the phrase “Amendment No. 5 Effective Date”.

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143. Section 6.04(l) of the Credit Agreement is hereby deleted in its entirety and replaced with the following section,

“(l) investments by the Company and its Restricted Subsidiaries in the form of Permitted Acquisitions, provided that the Company and its Restricted Subsidiaries may not make any Permitted Acquisition unless (x) both Aggregate Availability on the date of such investment and average Aggregate Availability over the prior thirty day period ending on such date (in each case after giving effect to such Permitted Acquisition) is at least the greater of (I) 15% of the Line Cap and (II) $50,000,000 and (y) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day, is at least 1.15 to 1.0;”.

144. Section 6.04(n) of the Credit Agreement is hereby amended by deleting the phrase “the 2010 Notes and the” and replacing it with the phrase “(i) the Water Preferred Shares permitted by Section 6.09(a)(iv) or (ii) Disqualified Equity Interests, the 2014 Notes, the Water Secured Notes, the Cott Unsecured Notes or any”.

145. Section 6.04(s) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(s) the Water Acquisition pursuant to the terms of the Water Merger Agreement as in effect on the Amendment No. 5 Effective Date;”.

146. Section 6.04(t) of the Credit Agreement is hereby amended by deleting the phrase “the Borrowers shall have at least $70,000,000 of Aggregate Availability” and replacing it with the phrase “Aggregate Availability shall not be less than $70 million”.

147. Section 6.04(u) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(u) [reserved;]”.

148. The proviso at the end of Section 6.04 of the Credit Agreement is hereby amended by deleting the phrase “(x)” and the phrase “and (y) except as provided in clauses (s) and (u) above, no investments by any Loan Party in BCB International or BCB European shall be permitted under this Section 6.04”.

149. Section 6.05(d) of the Credit Agreement is hereby amended by deleting the phrase “(j),”.

150. Section 6.05(e) of the Credit Agreement is hereby amended by deleting the phrase “(i)”.

151. Section 6.05(g) of the Credit Agreement is hereby amended

(a) by deleting the each reference to the phrase “Amendment No. 2” and replacing them with the phrase “Amendment No. 5” and

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(b) by deleting the phrase “the term of this Agreement,” and replacing it with the phrase “any fiscal year of the Company”.

152. Section 6.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.09. Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i) each Loan Party and its Restricted Subsidiaries may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock,

(ii) Restricted Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests,

(iii) the Company may declare and pay dividends to its shareholders as long as (A) no Event of Default has occurred and is continuing at the time of such declaration and payment or would result after giving effect to such payment, (B) Aggregate Availability on the date of such payment after giving effect to such payment and average Aggregate Availability over the prior thirty day period ending on such date (assuming, in each case that such payment was made on the first day of such period), in each case shall be at least the greater of (x) 15% of the Line Cap and (y) $50,000,000 and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day prepared on a pro forma basis giving effect to such Restricted Payment, is no less than 1.15 to 1.0,

(iv) the Company or any of its Restricted Subsidiaries may repurchase or redeem its capital stock (provided that the aggregate amount of any Water Preferred Shares repurchased or redeemed in any calendar year pursuant to this Section 6.09(a)(iv) shall not exceed $100,000,000) as long as (A) no Event of Default has occurred and is continuing or would result after giving effect to such repurchase or redemption, (B) Aggregate Availability on

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the date of such payment after giving effect to such payment and, except in the case of a repurchase or redemption of Water Preferred Shares, average Aggregate Availability over the prior thirty day period ending on such date (assuming, in each case that such payment was made on the first day of such period), in each case shall be at least the greater of (x) of 15% of the Line Cape and (y) $50,000,000 and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day prepared on a pro forma basis giving effect to such Restricted Payment, is no less than 1.15 to 1.0, and

(v) any Restricted Subsidiary that is a direct wholly-owned Subsidiary of the Company or that is a direct wholly-owned Subsidiary of a Restricted Subsidiary, may repurchase its Equity Interests from, or pay dividends with respect to its Equity Interests to, the Company or the Restricted Subsidiary that owns 100% of its Equity Interests, provided that in the event that any Restricted Payment is made to any Interim Holdco at any time, the total amount of such Restricted Payment shall immediately be distributed to its immediate parent, unless the Administrative Agent and the Co-Collateral Agent otherwise consent in writing, in their sole discretion, prior to such Restricted Payment.

(b) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i) payment of Indebtedness created under the Loan Documents;

(ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness;

(iii) payment of mandatory prepayments as and when due in respect of any Indebtedness;

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(iv) refinancings of Indebtedness to the extent permitted by Section 6.01;

(v) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(vi) payment of other Indebtedness (other than Indebtedness permitted to be purchased or repurchased pursuant to clause (vii) below, but including termination of capital leases) in an amount not exceeding $1,000,000 in any calendar year, so long as Aggregate Availability exceeds $50,000,000 after giving effect to each such payment;

(vii) the Company or any of its Restricted Subsidiaries may, from time to time, (a) voluntarily purchase Disqualified Equity Interests, 2014 Notes, Water Secured Notes, Cott Unsecured Notes or Replacement Notes from one or more holders thereof, (b) voluntarily redeem or defease some or all of any Disqualified Equity Interests, 2014 Notes, Water Secured Notes, Cott Unsecured Notes or Replacement Notes in accordance with the terms of such Disqualified Equity Interests, the 2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture or the Replacement Indenture, as applicable and/or (c) prepay Indebtedness outstanding in connection with the Sidel Water Capital Lease or the Sidel Purchase Financing during the term of this Agreement, in each case as long as (A) no Event of Default has occurred and is continuing or would result after giving effect to such repurchase, redemption, prepayment or defeasance, (B) Aggregate Availability minus Disqualified Payables shall be at least the greater of (x) 15% of the Line Cap and (y) $50,000,000, determined both on the date of such repurchase, redemption, prepayment or defeasance (and after giving effect thereto and, on an average basis for the thirty day period ending on (I) in the case of repurchases, redemptions and defeasances under clauses (a) and (b) of this subsection (vii), the date the Company or such Restricted Subsidiary initially offers to make such repurchase or redemption or (II) in the case of a defeasance under clause (b) of this subsection (vii) or prepayments under clause (c) of this subsection (vii), the date of such prepayment or defeasance, in each case assuming that such repurchase, redemption, prepayment or defeasance, as the case may be, was made on the first day of such period), and

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(C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day, is no less than 1.15 to 1.0;

(viii) payment of intercompany indebtedness to the extent permitted by the subordination provisions applicable thereto;

(ix) the Company or any of its Restricted Subsidiaries may, from time to time, exchange any Qualified Equity Interests for all or part any Disqualified Equity Interests, the 2014 Notes, the Water Secured Notes, the Cott Unsecured Notes or the Replacement Notes during the term of this Agreement as long as (A) no Default or Event of Default has occurred and is continuing or would result after giving effect to such exchange, (B) Aggregate Availability minus Disqualified Payables, determined both on the date of such redemption, repurchase or prepayment, and after giving effect thereto, and, on and on an average basis for the thirty day period ending of such date (in each case assuming that such redemption, repurchase or prepayment was made on the first day of such period), shall be at least the greater of (x) 15% of the Line Cap and (y) $50,000,000 and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day, is no less than 1.15 to 1.0; and

(x) the Company or any of its Restricted Subsidiaries may, from time to time, prepay any Indebtedness outstanding in connection with the Sidel Water Capital Lease or the Sidel Purchase Financing (the “Sidel Prepayment Amount”) during the term of this Agreement as long as the Company delivers a certificate by a Financial Officer stating the Sidel Prepayment Amount and attesting that the Sidel Prepayment Amount is equal to or less than (i) in the case of a prepayment of Indebtedness in connection with the Sidel Water Capital Lease, the value of (A) the Letters of Credit issued for the benefit of General Electric Capital Corporation (“GECC”) that GECC in its capacity as lessor will return for cancellation and/or (B) cash collateral that GECC in its capacity as lessor will

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release, in each case, in connection with such prepayment or (ii) in the case of a prepayment of Indebtedness under the Sidel Purchase Financing, the amount of all obligations of Cott Beverages outstanding at such time under the Sidel Purchase Financing (including, but not limited to all payments of principal, interest, premiums, fees and expenses then due and owing under the Sidel Purchase Financing as in effect on the Amendment No. 3 Effective Date).

provided that, in connection with any redemptions, purchases, payments prepayments or exchanges under Sections 6.09(b)(vii) and (ix), in each case, the Administrative Agent shall have received a certificate, signed by the chief financial officer of the Company, on behalf of the Company, (i) stating the nature, the amount and the date of the payment, exchange or distribution, (ii) certifying that the Company and/or each applicable Restricted Subsidiary has complied with the terms and conditions contained in the applicable subsection of 6.09(b), (iii) stating, in the case of redemptions, purchases, prepayments or exchanges under Sections 6.09(b)(vii) or (ix), that the proposed transaction documents do not violate the terms and conditions of each of the 2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture and any Replacement Indenture and (iv) setting forth, in the case of redemptions, purchases, prepayments or exchanges under Sections 6.09(b)(vii) or (ix), the calculation of the Disqualified Payables. For purposes of this Section 6.09(b), the 2014 Notes, the Water Secured Notes, the Cott Unsecured Notes or Replacement Notes, as applicable, shall be deemed to be “redeemed” at the time that a Borrower or Restricted Subsidiary deposits with the trustee under the 2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture or any Replacement Indenture, as applicable, the funds sufficient to redeem the applicable 2014 Notes, Water Secured Notes, Cott Unsecured Notes or Replacement Notes.”.

153. Section 6.10 of the Credit Agreement is hereby amended

(a) by deleting the phrase “, (s), (u)”,

(b) by deleting the phrase “(e), (f), (k) or (m)” and replacing it with the phrase “(d) (or any replacement thereof permitted under Section 6.01(h)), (e), (f), or (k)”,

(c) adding the word “and” immediately after the phrase “ordinary course of business,”, and

(d) deleting the phrase “and (i) transactions made between or among any Loan Party and any other Subsidiary of the Company as part of the Luxembourg Reorganization”.

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154. Section 6.11 of the Credit Agreement is hereby amended

(a) by deleting the phrase “date hereof” and replacing it with the phrase “Amendment No. 5 Effective Date”,

(b) by deleting each reference to the phrase “2010 Indenture or the” and replacing them with the phrase “2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture or any”, and

(c) by deleting the second occurrence of the phrase “the” immediately after the phrase the “extension or renewal of” and replacing it with the word “any”

155. Section 6.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.12. Amendment of Material Documents; Second-Priority Documents; Designations Under Intercreditor Agreement; Insurance Limitations; Etc..

Capitalized terms used in this Section 6.12 but not defined in this Agreement shall have the meaning assigned to such term in the Intercreditor Agreement.

(a) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, amend, modify or waive any of its rights under (i) any 2014 Notes Document, any Water Secured Notes Document, any Cott Unsecured Notes Document, any Replacement Notes Document, or any Water Preferred Shares Document or (ii) (x) its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents or (y) without the consent of the Administrative Agent (or the Required Lenders in the case of amendments or modifications of the 2014 Earnout that would increase the amount thereof or accelerate the payment schedule thereof), the 2014 SPA or the Water Merger Agreement, in each case in this subsection (ii) to the extent any such amendment, modification or waiver would be materially adverse to the Lenders.

(b) No Loan Party will, nor will it permit any of its Restricted Subsidiaries or any Second-Priority Representative or other Second-Priority Secured Party to, execute, deliver, file or record any financing statement or amendment thereto, patent, trademark or copyright filing, mortgage, deeds of trust, deed or similar instrument, or any security agreement, deed, document, certificate or filing in respect of Common Collateral (i) governed by the laws of a jurisdiction outside of the United States or (ii) governed by the laws of the United States, any State of the United States or the District of Columbia, in each case under this clause (b) that is to be executed, delivered, filed, registered or recorded by or in favor of any Second-Priority Representative or other Second-Priority Secured Party, unless and until, solely in the case of clause (ii), the same is in form and substance reasonably satisfactory to the Administrative Collateral Agent or the UK Security Trustee, as applicable.

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(c) No Loan Party will, nor will it authorize any of its Restricted Subsidiaries to, without the prior written consent of the Administrative Agent, the Collateral Agents and the UK Security Trustee, designate (or support the designation of) (i) any document (other than this Agreement) as a “Credit Agreement” under and as defined in the Intercreditor Agreement, or as an “ABL Facility”, “Bank Indebtedness” or a “Credit Agreement”, as applicable, under and as defined in the Water Secured Notes Documents, (ii) any Person (other than the Administrative Agent, Administrative Collateral Agent and the UK Security Trustee) as a “First-Priority Collateral Agent” under and as defined in the Intercreditor Agreement or as an “ABL Facility Agent”, “First Lien/Second Lien Intercreditor Agent” or “First-Priority Collateral Agent”, as applicable, under and as defined in the Water Secured Notes Documents, (iii) any obligations under any document as “Other First-Priority Obligations” under and as defined in the Intercreditor Agreement or as “Other Fist-Priority Obligations” under and as defined in the Water Secured Notes Documents, or (iv) any obligations (other than the Secured Obligations) under any document as “ABL Obligations” or “First-Priority Obligations” under and as defined in the Water Secured Notes Documents. Any “First Priority Obligations” (other than the Secured Obligations), “Other First-Priority Obligations” or “Other Second-Priority Obligations”, in each case under and as defined in each of the Intercreditor Agreement and the Water Secured Notes Documents, and any “ABL Obligations” (other than the Secured Obligations) under and as defined in the Water Secured Notes Documents, in each case that are permitted to be designated as such or incurred pursuant to this Agreement, shall at all times be subject to the terms of the Intercreditor Agreement and, in the case of any ABL Obligations, First-Priority Obligations or Other First-Priority Obligations (in each case other than the Secured Obligations), such obligations shall not be authorized to be incurred and shall not be effective until an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, the Collateral Agents and the Required Lenders has been executed by the applicable Agents and the applicable representatives for such ABL Obligations, First-Priority Obligations or Other First-Priority Obligations, as applicable.

(d) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, name any person other than the Administrative Agent or the Administrative Collateral Agent as additional insured or loss payee under any insurance policies maintained from time to time by the Loan Parties; provided that to the extent the applicable insurance company will comply, the “Second-Priority Representative” (as defined in the Intercreditor Agreement) shall have the right to be named as additional insured and loss payee under such insurance policies so long as its junior priority status is identified in a manner reasonably satisfactory to the “First-Priority Collateral Agents” (as defined in the Intercreditor Agreement.

(e) If any “Second-Priority Secured Party” (as defined in the Intercreditor Agreement), contrary to the Intercreditor Agreement, commences or participates in any action or proceeding against any Loan Party or the “Common Collateral” (as defined in the Intercreditor Agreement), such Loan Party, with the prior written consent of the “First-Priority Collateral Agents” (as defined in the Intercreditor Agreement), may interpose as a defense or dilatory plea the making of the Intercreditor Agreement, and any “First-Priority Secured Party” (as defined in the Intercreditor Agreement) may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

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(f) Except as provided in Section 3.4 of the Intercreditor Agreement, if any “First-Priority Secured Party” or “Second-Priority Secured Party” (each as defined in the Intercreditor Agreement) shall enforce its rights or remedies in violation of the terms of the Intercreditor Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any First-Priority Secured Party or Second-Priority Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First-Priority Secured Party or Second-Priority Secured Party.”.

156. Section 6.13 of the Credit Agreement is hereby amended

(a) by deleting the amount “$27,500,000” and replacing it with the amount “$40,000,000” and

(b) by deleting the phrase “Section 4.01(b) or”.

157. Section 6.14(a) of the Credit Agreement is hereby amended by adding the phrase “a Borrowing Base Guarantor,” immediately after the first occurrence of the phrase “(other than the Company),”.

158. Section 6.14(b) of the Credit Agreement is hereby amended

(a) by deleting the phrase “under any 2010 Note Document or any Replacement Note Document” and replacing it with the phrase “(or any equivalent term) under any 2014 Notes Document, Water Secured Notes Document, Cott Unsecured Notes Document or any Replacement Notes Document” and

(b) by deleting the second reference of the phrase “2010 Note Document and Replacement Note Document” and replacing it with the phrase “2014 Notes Document, Water Secured Notes Document, Cott Unsecured Notes Document or any Replacement Notes Document”.

159. Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.15. Assets and Liabilities of Interim Holdcos. Without the prior written consent of the Administrative Agent and the Co-Collateral Agents in their sole discretion, the Borrowers will not permit any Interim Holdco to (i) own any operating assets, (ii) engage in any trade or business, (iii) become liable for any Indebtedness other than Indebtedness under the Loan Documents, Indebtedness under the 2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture or the Replacement Indenture, and intercompany Indebtedness in which the Administrative Collateral Agent has a first-priority, perfected Lien, (iv) incur any other liabilities other than usual and customary obligations associated with the maintenance of the corporate existence of a holding company or (iv) incur or permit to exist any Lien on its assets other than pursuant to the terms of the Loan Documents.”.

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160. Section 6.16 of the Credit Agreement is hereby amended

(a) by deleting the word “or” before the phrase “(iii)” and

(b) by adding the following phrase at the end of the section thereof:

“; or (iv) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading and avoiding, or attempts to violate, any of the prohibitions set forth in any AML/Anti-Terrorism Law.”.

161. Article VII clause (g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following section:

“(g) any event or condition occurs that results in any Material Indebtedness or the 2014 Earnout becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Indebtedness or any trustee or agent on its or their behalf to cause such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;”.

162. Article VII clause (k) of the Credit Agreement is hereby amended by deleting the reference to the amount “$20,000,000” and replacing it with the amount “$30,000,000”.

163. Article VII clause (s) of the Credit Agreement is hereby amended by deleting the phrase “any member of the Group” and replacing it with the phrase “the Company or any of its Subsidiaries”.

164. Article VIII of the Credit Agreement is hereby amended by adding the following paragraph after the second paragraph thereof:

“Each of the Lenders and the Issuing Banks hereby irrevocably (i) authorize the Administrative Agent, the Administrative Collateral Agent and the UK Security Trustee to enter into the Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement and any such intercreditor agreement is binding upon such Lenders and such Issuing Bank, (ii) agree that, upon the execution and delivery of such Intercreditor Agreement or other intercreditor agreement or arrangement, each Lender and each Issuing Bank will be bound by the provisions thereof as if it were a signatory thereto and will take no actions contrary to the provisions thereof and (iii) agree that none of the Lenders or any other Secured Party shall have any right of action whatsoever against the Administrative Agent, the Administrative Collateral Agent or the UK

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Security Trustee as a result of any action taken by the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee pursuant to this paragraph or in accordance with the terms of the Intercreditor Agreement or such other intercreditor agreements or arrangements. The Administrative Agent, the Administrative Collateral Agent and the UK Security Trustee may affect any amendment or supplement to the Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding the holders of Indebtedness under any other secured Indebtedness permitted to be incurred under this Agreement, including on a junior priority basis to the Secured Obligations, as contemplated by the terms of the Intercreditor Agreement (or the definition thereof) or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable.”.

165. Section 9.03(b) of the Credit Agreement is hereby amended by adding the phrase “, the Water Transactions” immediately after the phrase “the Transactions”.

166. Section 9.03(d) of the Credit Agreement is hereby amended

(a) by adding the phrase “the Water Transactions,” immediately after the phrase “the Transactions,” and

(b) by adding the following phrase to the end of the section thereof:

“No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.”.

167. Section 9.06 of the Credit Agreement is hereby amended by deleting the following:

“Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter”

and replacing it with the phrase “This Agreement”.

168. Section 9.09(b) of the Credit Agreement is hereby amended by deleting the word “nonexclusive” and replacing it with the word “exclusive”.

169. Section 11.01 of the Credit Agreement is hereby amended by adding the phrase “Each Person that becomes a Borrower after the Effective Date pursuant to Section 5.13, by joining this Agreement as a Borrower pursuant to a Borrower Joinder Agreement or otherwise, hereby ratifies and agrees to the appointment of the Company as Borrower Representative under this Article XI.” at the end thereof.

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170. Section 11.06 of the Credit Agreement is hereby amended

(a) by adding the phrase “and the Guarantors” immediately after the first reference to the term “Borrowers”,

(b) by deleting the second reference to the word “Borrowers” and replacing it with the phrase “Borrowers and the Guarantors”,

(c) by adding the phrase “and each Guarantor” immediately after the phrase “Each Borrower”,

(d) by adding the phrase “or Guarantors” immediately after the phrase “or the Borrowers” in the last sentence thereof, and

(e) by adding the phrase “and Guarantors” immediately after the final reference to the term “Borrowers”.

171. Section 11.07 of the credit agreement is hereby amended

(a) by adding the phrase “and Borrowing Base Guarantor” immediately after the first occurrence of the phrase “Each Borrower” and

(b) by adding the phrase “or Borrowing Base Guarantor” immediately after the second reference to the term “Borrower”.

172. The Schedules and Exhibits attached to this Amendment amend and restate the corresponding Schedules and Exhibits to the Credit Agreement in their entirety. Except as provided in the immediately preceding sentence and except for the Schedules, Annexes and Exhibits expressly set forth in or attached to this Amendment, all Schedules, Annexes and Exhibits to the Credit Agreement, in the forms thereof immediately prior to the Amendment No. 5 Effective Date, shall continue to be Schedules, Annexes and Exhibits to the Amended Credit Agreement.

II. Existing Lenders; New Lenders; New Borrowers and Borrowing Base Guarantors.

1. Effective as of the Amendment No. 5 Effective Date, each New Lender:

(a) confirms that it has received a copy of this Amendment, the Amended Credit Agreement and the other Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;

(b) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Amended Credit Agreement;

(c) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

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(d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.

2. Each New Lender acknowledges and agrees that, on and as of the Amendment No. 5 Effective Date, such New Lender shall be a “Lender” (as defined in the Amended Credit Agreement) under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall have a Commitment in an amount (the “New Lender Commitment Amount”) set forth opposite its name on the Commitment Annex. It is acknowledged and agreed that the Commitment Increase effected pursuant to this Amendment shall not reduce the amount by which the Borrowers may further increase the Commitments in accordance with the terms and conditions of Section 2.09 of the Amended Credit Agreement. The Agents, the Swingline Lenders, the Issuing Banks, and each other Lender, by their execution and delivery of this Amendment and in reliance upon the representations and warranties required to be made under this Amendment on the date hereof and on the Amendment No. 5 Effective Date, consents to each New Lender becoming a “Lender” on the Amendment No. 5 Effective Date under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents.

3. By its execution of this Amendment, each New Lender represents and warrants that it meets (or as of the Amendment No. 5 Effective Date, will meet) all of the requirements to be an assignee under Section 9.04 of the Amended Credit Agreement (subject to such consents, if any, as may be required thereunder).

4. Each New Lender represents that it has delivered herewith to the Borrower Representative and the Administrative Agent such forms, certificates or other evidence with respect to income tax withholding matters as such New Lender may be required to deliver to the Borrower Representative and the Administrative Agent pursuant to Section 2.17 of the Amended Credit Agreement.

5. On and as of the Amendment No. 5 Effective Date, the “Commitments” (as defined in the Credit Agreement) under the Credit Agreement shall be adjusted as necessary such that, on and as of the Amendment No. 5 Effective Date, the Commitments under the Amended Credit Agreement shall be as set forth on the Commitment Annex.

6. The execution and delivery of this Amendment shall satisfy any notice requirements pursuant to the definition of Borrowing Base Guarantor and Sections 5.13(e) and (f) of the Amended Credit Agreement in respect of the designation of DS Services of America, Inc. as a Borrower and of Aimia Foods Limited and Calypso Soft Drinks Limited as Borrowing Base Guarantors.

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III. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 5 Effective Date”) on which each of the following conditions precedent have been satisfied; provided that if the Amendment No. 5 Effective Date has not occurred on or prior to February 6, 2015, then this Amendment and the agreements set forth herein (including any new or increased Commitments set forth in this Amendment or the Commitment Annex) shall expire and be null and void and the Amendment No. 5 Effective Date shall be deemed never to have occurred:

1. The Administrative Agent (or its counsel) shall have received (i) either (A) a counterpart of this Amendment signed on behalf of each Borrower, each other Loan Party (including each member of the Water Group), the Agents, the Issuing Banks, the Swingline Lenders, and each Lender (including each New Lender) or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment, and (ii) duly executed copies (or facsimile or pdf copies) of the Intercreditor Agreement, in substantially the form attached hereto as Exhibit G, the Fourth Canadian Reaffirmation Agreement, the UK Reaffirmation Deed dated as of the Amendment No. 5 Effective Date, a Share Mortgage dated as of the Amendment No. 5 Effective Date pledging the shares the Company owns in Cott Retail Brands Limited, the Fourth U.S. Reaffirmation Agreement and the letter in respect of the Disclosed Matters (2014).

2. The Administrative Agent shall have received a completed and executed notice of borrowing pursuant to the terms of the Amended Credit Agreement.

3. The Administrative Agent and the Collateral Agents shall have received written opinions of United States Loan Parties’ counsel, Canadian Loan Parties’ counsel, the Luxembourg Loan Party’s counsel and the Administrative Agent’s and UK Security Trustee’s UK counsel and Luxembourg counsel, each addressed to the Agents, the Issuing Banks, the Swingline Lenders and the Lenders, in each case in form and substance acceptable to the Administrative Agent.

4. The Administrative Agent and the Collateral Agents shall have received copies of (i) the most recent financial statements, projections and reports required to be delivered pursuant to Section 5.01 of the Credit Agreement, (ii) audited consolidated balance sheets and related statements of operations, equity and cash flows of the Water Group and their consolidated subsidiaries for the three most recently completed fiscal years ended at least 90 days prior to the Amendment No. 5 Effective Date and (iii) unaudited consolidated balance sheets and related statements of operations and cash flows of the Water Group and their consolidated subsidiaries for any subsequent interim financial period ended at least 45 days prior to the Amendment No. 5 Effective Date (including for the fiscal quarter ended September 30, 2014), and for the comparable period of the prior fiscal year, in each case in accordance with GAAP.

5. The Administrative Agent shall have received a pro forma consolidated balance sheet and a related pro forma consolidated statement of income of the Company and its consolidated subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days before the Amendment No. 5 Effective Date, or, if the most recently completed fiscal period is the end of a fiscal year,

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ended at least 90 days before the Amendment No. 5 Effective Date, prepared after giving effect to the Water Transactions as if the Water Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other statement of income), which reflect adjustments applied in accordance with Regulation S-X of the Securities Act of 1933, as amended.

6. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 5 Effective Date and executed by its Secretary, Assistant Secretary or Director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers, as applicable, and any other officers of such Loan Party authorized to sign this Amendment and the Loan Documents to which it is a party, and (C) to the extent not previously delivered to the Administrative Agent attached to a similar certificate, contain appropriate attachments, including the certificate or articles of incorporation, articles of association or organization of each Loan Party, together with all amendments thereto except in the case where consolidated articles of association are provided, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws, memorandum and articles of association or operating, management or partnership agreement (or other equivalent organizational documents), together with all amendments thereto, and (ii) a short form or long form certificate of good standing, status or compliance (or confirmation (including through a legal opinion) that telephonic and online searches have been conducted at the English Central Index of Winding Up Petitions and UK Companies House respectively on the Amendment No. 5 Effective Date with respect to the Loan Parties organized under the laws of England and Wales), as applicable, together with any bring-down certificates, confirmations or facsimiles, if any, for each Loan Party from its jurisdiction of organization, each dated a recent date on or prior to the Amendment No. 5 Effective Date.

7. Since December 31, 2013, there shall not have occurred any event, change, effect, development, state of facts, condition, circumstance or occurrence that, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect. “Company Material Adverse Effect” means any change, effect, event, occurrence, condition, state of facts or development that is or would reasonably be expected to be materially adverse to (a) the business, results of operation or condition (financial or otherwise) of the Water Group and their respective Subsidiaries, taken as a whole, or (b) the ability of the Water Group to consummate timely the Merger (as defined in the Water Merger Agreement) and the other transactions contemplated by the Water Merger Agreement; provided, however, that, for purposes of the foregoing clause (a) only, Company Material Adverse Effect shall not include, alone or in any combination, any adverse change, effect, event, occurrence, condition, state of facts or development relating to or resulting from (i) the economy in general, the industry in which any member of the Water Group or any of their respective Subsidiaries operates, or any worldwide, national or local conditions or general circumstances (political, economic, financial, regulatory or otherwise), (ii) natural disasters, force majeure, an outbreak or escalation of hostilities or the declaration of a state of emergency or war, or the occurrence of any other similar calamity or crisis (including any act of terrorism), (iii) changes in Laws (as defined in the Water Merger Agreement) after the date hereof, (iv) changes in GAAP or its authoritative application after the date hereof, (v) the announcement or existence of the Water

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Merger Agreement or the Merger (as defined therein) or the other transactions contemplated thereby (provided, that the exception in this clause (v) shall not be deemed to apply to the representations and warranties set forth in Section 4.3(d) of the Water Merger Agreement, and, to the extent related thereto, the condition set forth in Section 9.2(b) of the Water Merger Agreement), or (vi) actions or omissions of any member of the Water Group or any of their respective Subsidiaries taken with the prior written consent of the Company or Merger Sub (as defined in the Merger Agreement), except to the extent, with respect to clauses (i), (ii), (iii) and (iv) above, that any such change, effect, event, occurrence, condition, state of facts or development disproportionately affects any member of the Water Group and/or their respective Subsidiaries relative to other participants in the industries in which the Water Group and their Subsidiaries participate. The Definition of “Company Material Adverse Effect” shall be construed in accordance with Delaware Law (without giving effect to any conflicts of Laws principles).

8. Notwithstanding anything in this Amendment, the Amended Credit Agreement or in any other Loan Document to the contrary, the only representations and warranties in the Loan Documents the accuracy of which shall be a condition to funding the Loans and issuing the Letters of Credit requested to be funded or issued on the Amendment No. 5 Effective Date shall be limited to the Specified Merger Agreement Representations, the Specified Representations and the representation and warranty set forth in clause 7 above. The term “Specified Merger Agreement Representations” means such of the representations in the Water Merger Agreement as are material to the interests of the Lenders, but only to the extent that the Company (or any of its affiliates) has the right to terminate its obligations under the Water Merger Agreement or to decline to consummate the acquisition described therein as a result of a breach of such representations in the Water Merger Agreement. The term “Specified Representations” means the representations and warranties of the Loan Parties in Sections 3.01, 3.02, 3.03, 3.04(b) (other than with respect to the Water Group), 3.08, 3.13, 3.16 (except as provided in clause 14 below), 3.19, 3.20, 3.21 and 3.23 of the Amended Credit Agreement.

9. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of the Borrower Representative on behalf of each Borrower, on the Amendment No. 5 Effective Date certifying, as of the Amendment No. 5 Effective Date, after giving effect to this Amendment and the Water Transactions, that: (i) no Default has occurred and is continuing under any Loan Document, and no default or event of default shall have occurred and be continuing under any of the 2014 Notes Documents, the Cott Unsecured Notes Documents, the Water Secured Notes Documents, or the Water Preferred Shares Documents, (ii) the representations and warranties contained in the Loan Documents, in Section IV of this Amendment, and in clause 7 of Section III of this Amendment, in each case are true and correct in all material respects as of such date (or, if such representations and warranties are as of a prior date, were true and correct as of such prior date), (iii) the conditions precedent in clauses 16 through 21 and clause 24 shall have been satisfied as of such date.

10. The Administrative Agent shall have received a solvency certificate, in form and substance satisfactory to the Administrative Agent, from a Financial Officer.

11. Each Collateral Agent shall have received an updated Aggregate Borrowing Base Certificate and Borrowing Base Certificates that includes the assets of the Water Group as of October 25, 2014, and such Aggregate Borrowing Base Certificate and Borrowing Base Certificates shall be substantially in the forms attached hereto as Exhibit B-1 and B-2.

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12. The Administrative Agent shall have received a Joinder Agreement, the documents required under clause 6 above, opinions of counsel (which may be included in the opinions provided under clause 2 above), and documents with respect to such person to the extent required under clause 14 below, in each case for DS Services of America, Inc., a Delaware corporation, DS Services Holdings, Inc., a Delaware corporation, Crystal Springs of Alabama Holdings, LLC, a Delaware limited liability company, and DSS Group, Inc., a Delaware corporation.

13. The Administrative Agent shall have received the results of recent lien searches for each member of the Water Group on or prior to the Amendment No. 5 Effective Date, in each of the jurisdictions reasonably requested by the Administrative Agent.

14. In addition to the requirements under clause 1 above with respect to each Loan Party, each member of the Water Group shall grant Liens on the Amendment No. 5 Effective Date in the manner and to the extent that such entity would have been required to do so if it had been a Subsidiary of the Company as of the Effective Date and all documents and instruments required to create and perfect the Administrative Collateral Agent’s security interests in the Collateral shall have been executed and delivered to the Administrative Agent and, if applicable, be in proper form for filing (it being understood that, to the extent any security interest in any Collateral is not or cannot be provided or perfected on the Amendment No. 5 Effective Date (other than the pledge and perfection of security interests in Equity Interests of the Water Group and its material, wholly owned Subsidiaries (to the extent required under the terms of the Loan Documents) and assets with respect to which a Lien may be perfected by the filing of a UCC-1 financing statement under the UCC; provided that stock certificates of the Water Group and their Subsidiaries will only be required to be delivered on the Amendment No. 5 Effective Date to the extent received from the Company) after the Company’s use of commercially reasonable efforts to do so or without undue burden or expense, then the provision or perfection of a security interest in such Collateral shall not constitute a condition precedent, but instead shall be required to be delivered within 90 days after the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion)).

15.(i) All obligations under (x) the Asset-Based Revolving Credit Agreement, dated as of August 30, 2013, among DS Waters Enterprises, Inc., Crestview DS Merger Sub II, Inc., the lenders party thereto, and BMO Harris Bank N.A., as Administrative Agent, and each of the “Loan Documents” as defined therein; provided that any letters of credit issued thereunder may remain outstanding so long as the same have been cash collateralized or are subject to back-to-back letter of credit arrangements reasonably satisfactory to the Administrative Agent, and (y) the First Lien Credit Agreement, dated as of August 30, 2013, among DS Waters Enterprises, Inc., Crestview DS Merger Sub II, Inc., the lenders party thereto, and Barclays Bank PLC, as Administrative Agent, and each of the “Loan Documents” as defined therein, in the case of clauses (x) and (y), shall have been repaid in full and all liens granted thereunder, if any, shall have been terminated and released, and (ii) the Administrative Agent shall have received payoff letters and release documents for the documents described in clause (i) above, each duly executed and delivered by the applicable agents and/or lenders thereunder, as applicable, and any other necessary parties thereto, or other evidence of such termination and release, in each case in form and substance reasonably satisfactory to the Administrative Agent.

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16. The Water Acquisition shall be consummated simultaneously or substantially concurrently with the closing of this Amendment in accordance with the terms of the Water Merger Agreement, without giving effect to any modifications, amendments, consents or waivers thereto or thereunder that are materially adverse to the Lenders without the prior written consent of the Required Lenders (which approval shall not be unreasonably withheld, conditioned or delayed) and, substantially simultaneously with the Amendment No. 5 Effective Date, the Certificate of Merger evidencing the consummation of the Water Acquisition shall have been filed with the Delaware Secretary of State.

17. DS Services of America, Inc. shall have received the consent of the noteholders of the Water Secured Notes solicited pursuant to that certain Consent Solicitation Statement, dated November 13, 2014, as amended by that certain Amendment No. 1 to the Consent Solicitation Statement dated November 25, 2014, that certain Amendment No. 2 to the Consent Solicitation Statement dated December 1, 2014 and that certain Amendment No. 3 to the Consent Solicitation dated December 2, 2014 (the “Consent Solicitation Documents”), and such consents shall not have been validly revoked. The Second Supplemental Indenture, dated December 2, 2014, among DS Services of America, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (the “Second Supplemental Indenture”), will be operative and the Intercreditor Agreement and the Amended and Restated Collateral Agreement (Second Lien) related thereto, will be executed and operative on the Amendment No. 5 Effective Date, and in each case shall be on terms and conditions reasonably satisfactory to the Administrative Agent (provided that the forms of Amended and Restated Collateral Agreement (Second Lien) attached to the Second Supplemental Indenture and the form of the Intercreditor Agreement attached hereto as Exhibit G are, in each case, reasonably acceptable to the Administrative Agent).

18. The Cott Unsecured Notes shall have been issued pursuant to the Cott Unsecured Notes Documents, Cott Beverages shall have received $625,000,000 of gross cash proceeds from the issuance of the Cott Unsecured Notes, and all Cott Unsecured Notes Documents shall be on terms and conditions reasonably satisfactory to the Administrative Agent (provided that the terms of such notes set forth in the Confidential Offering Memorandum dated December 4, 2014 are reasonably acceptable to the Administrative Agent).

19. The Water Preferred Shares shall have been issued to the Former Company Securityholders (as defined in the Water Merger Agreement) and all Water Preferred Shares Documents shall be on terms and conditions reasonably satisfactory to the Administrative Agent (provided that the forms of the preferred shares attached as exhibits F-1 and F-2 to the Water Merger Agreement are reasonably acceptable to the Administrative Agent).

20. On the Amendment No. 5 Effective Date, the Water Acquisition, the Water Secured Notes Documents and all Liens securing the obligations thereunder, the Cott Unsecured Notes Documents, the Water Preferred Shares Documents, the Amended Credit Agreement and the amendments contemplated by this Amendment, in each case shall be permitted pursuant to the terms of the 2014 Notes Documents.

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21. The Administrative Agent shall have received true, correct and complete copies of the Water Merger Agreement, the Consent Solicitation Documents, the Water Secured Notes Documents, the Cott Unsecured Notes Documents, the Water Preferred Shares Documents, and all agreements executed in connection therewith together with a certificate of an authorized officer of the Company certifying as to the accuracy and completeness of such documents, and such documents may be made available to each Lender requesting a copy of the same.

22. The Administrative Agent and each Lender shall have received, at least 3 Business Days prior to the Amendment No. 5 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act (in each case to the extent requested of the Borrower Representative at least 5 Business Days prior to the Amendment No. 5 Effective Date).

23. The Lenders, the Collateral Agents and the Administrative Agent shall have received all fees required to be paid, including pursuant to Section VII hereof, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment No. 5 Effective Date, including all fees required to be paid pursuant to the Fee Letters.

24. At the time of and immediately after giving effect to this Amendment, the Borrowings under the Amended Credit Agreement, and the Water Transactions, in each case on the Amendment No. 5 Effective Date, Aggregate Availability shall not be less than $100,000,000.

25. The Administrative Agent shall have received insurance certificates complying with the terms of the Amended Credit Agreement and the other Loan Documents (including with respect to the Water Group), naming the Administrative Agent or the Administrative Collateral Agent as additional insured, loss payee or lender loss payable, as the case may be, under all insurance policies maintained by each Loan Party; provided that, in the case of the Water Group, if the Borrowers are unable, after using commercially reasonable efforts, to deliver the foregoing, the Borrowers may instead deliver such documents within five Business Days after the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent).

26. The Administrative Agent shall have received, in each case in form and substance satisfactory to the Administrative Agent, with respect to each real property listed on Schedule 1.01(g)(1) (each an “Additional Mortgaged Property”), (a) an appraisal report, (b) an environmental assessment report and Phase I study, in each case which does not indicate any material Environmental Liability or material non-compliance with Environmental Law, (c) a fully executed and notarized Mortgage in recordable form, (d) an opinion of counsel in the state in which such real property is located from counsel reasonably satisfactory to the Administrative Agent, (e) an ALTA or other mortgagee’s title policy with endorsements and in amounts acceptable to the Administrative Agent insuring the first-priority Lien of the Administrative Collateral Agent, for the benefit of the Secured Parties, subject only to Permitted Encumbrances, and (f) a flood certificate, and if any such Additional Mortgaged Property is determined by the Administrative Agent to be in a flood zone, a flood notification form signed by the Borrower Representative or the applicable Loan Party, and evidence that flood insurance is in place for all improvements and their contents.

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27. The Administrative Agent shall have received, in each case in form and substance satisfactory to the Administrative Agent, with respect to each real property located in the United States and listed on Schedule 1.01(a) (each an “Existing Mortgaged Property”), (a) an appraisal report, (b) a fully executed and notarized Mortgage in recordable form, which amends and restates the existing Mortgage in favor of the Administrative Collateral Agent with respect to such Existing Mortgaged Property, (c) an opinion of counsel in the state in which such real property is located from counsel reasonably satisfactory to the Administrative Agent, (d) a date down/ALTA 11 modification endorsement to the title policy previously issued with respect to the existing Mortgage on such Existing Mortgaged Property, and (e) a flood certificate, and if any such Existing Mortgaged Property is determined by the Administrative Agent to be in a flood zone, a flood notification form signed by the Borrower Representative or the applicable Loan Party, and evidence that reasonable flood insurance is in place for improvements on Existing Mortgaged Property located in a flood zone, in form and substance satisfactory to the Administrative Agent.

IV. Representations and Warranties of the Loan Parties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent as of the date hereof as follows:

1. Each Loan Party has the legal power and authority to execute and deliver this Amendment and the officers of each Loan Party executing this Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

2. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

3. This Amendment and the Amended Credit Agreement each constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under this Amendment, the Amended Credit Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by this Amendment, the Amended Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law or conflict with any Certificate of Incorporation, By-Laws, or other organizational or governing documents (including, without limitation, the Memorandum and Articles of Association), in each case applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give

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rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

5. Each Borrower and each other Loan Party hereby reaffirms all covenants and the representations and warranties contained in the Loan Documents, in this Section IV, and in clause 7 of Section III of this Amendment, and agrees and confirms that all such representations and warranties are true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date.

V. Post-Closing Covenants.

1. The Company shall promptly deliver to the Administrative Agent on the Amendment No. 5 Effective Date a copy of the Certificate of Merger for the Water Acquisition certified by the Delaware Secretary of State.

2.(a) Within 90 days after the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Company and its Subsidiaries shall deliver to the Administrative Agent the documents and instruments otherwise required to be delivered under Section III.14 hereof, and updated short-form Intellectual Property security agreements or similar Collateral Documents for the applicable Loan Parties covering all Intellectual Property applications and registrations issued or pending in Canada, the United Kingdom and the United States in proper form for filing with the applicable governmental offices or agencies in Canada, the United Kingdom and the United States, in each case subject to the Permitted Perfection Limitations and the terms of the applicable Loan Documents, and (b) within 5 Business Days after the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Company and its Subsidiaries shall deliver to the Administrative Agent the documents otherwise required to be delivered under Section III.25 hereof.

3. Notwithstanding anything to the contrary in the Amended Credit Agreement or any other Loan Document, no later than 90 days following the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall cause each Restricted Subsidiary acquired pursuant to such acquisition to transition all deposit accounts owned by such Restricted Subsidiaries to Chase or any other financial institution provided that Chase or such other financial institutions have delivered deposit account control agreements or similar agreements, in each case satisfactory to the Administrative Collateral Agent, to the extent required under the relevant Security Agreement.

4. Notwithstanding anything to the contrary in the Amended Credit Agreement or in any other Loan Document, no later than 30 days following the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received endorsements (in form and substance reasonably satisfactory to the Administrative Agent) naming the Administrative Agent or the Administrative Collateral Agent as additional insured, loss payee or lender loss payable, as the case may be, under all insurance policies maintained by each Loan Party.

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5. Notwithstanding anything to the contrary in the Amended Credit Agreement or any other Loan Document, no later than 90 days following the Amendment No. 5 Effective Date, the Loan Parties shall have (i) commenced appraisals of Inventory of the Water Group from one or more appraisers selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent and the Administrative Collateral Agent, such appraisals to include, without limitation, information required by applicable law and regulations, with such appraisals being at the sole cost and expense of the Loan Parties, and (ii) provided access to the properties, books, records and employees of the Water Group to conduct, and shall have commenced, field examinations, to ensure the adequacy of assets that will constitute Borrowing Base Collateral and related reporting and control systems, with such field examinations being at the sole cost and expense of the Loan Parties and subject to the satisfaction of the Administrative Agent and the Administrative Collateral Agent. Notwithstanding anything to the contrary in the Amended Credit Agreement or any other Loan Document, the appraisals and field examinations described in the immediately preceding sentence shall be completed and shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Collateral Agent no later than April 30, 2015 or such later date as the Administrative Agent agrees in its sole discretion, but in any event not to exceed 180 days after the Amendment No. 5 Effective Date unless the Required Lenders agree in their sole discretion; provided, however, that a Lender shall be deemed to have consented to an extension under this clause 5 if such Lender shall not object to such extension in a written notice delivered to the Borrower Representative and the Administrative Agent prior to 5:00 p.m. (New York City time) on the 10th day immediately following the date that a request to extend the time period for taking the actions and delivering the documents described in this clause 5 has been posted to all of the Lenders on Intralinks.

6. Within 60 days after the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Company and its Subsidiaries shall deliver to the Administrative Agent (a) recorded or file-stamped copies of (or evidence of the filing of) mortgage releases, intellecutal property security agreement terminations and UCC-3 amendments, in each case to clean-up the record with respect to mortgages, intellectual property security agreements and UCC-1 financing statements previously filed to secure and evidence liens in respect of legacy financings (other than the financings described in Section III.15) that have been repaid in full and for which the Company or its Subsidiaries have received an executed payoff and release letter, but for which mortgage releases, intellecutal property security agreement terminations and UCC-3 financing statements, as applicable, have not been properly filed prior to the Amendment No. 5 Effective Date and (b) possessory collateral together with applicable instruments of transfer executed in blank for all Equity Interests in Cott Retail Brands Limited owned by the Company, and one or more endorsements executed in blank for the Second Amended and Restated Intercompany Subordinated Demand Promissory Note.

7. The Administrative Agent shall have received, no later than 90 days following the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), with respect to each Additional Mortgaged Property,

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an ALTA survey for which all fees have been paid and which is certified to Administrative Agent and the issuer of the title insurance policy with respect to such Additional Mortgaged Property in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the state in which such Additional Mortgaged Property is located and acceptable to the Administrative Agent, and depicting all buildings and other improvements located on such Additional Mortgaged Property, any offsite improvements, the location of any easements, parking spaces, rights of way, building setback lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent, and otherwise in form and substance acceptable to the Administrative Agent.

8. The Administrative Agent shall have received, no later than 90 days following the Amendment No. 5 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion, or as may be automatically extended pursuant to the terms of the last paragraph of this clause 8 (the “Supplemental Property Documentation Delivery Date”)) with respect to each real property listed on Schedule 1.01(g)(2) (each a “Water Mortgaged Property”), the following, each in form and substance acceptable to the Administrative Agent:

(a) an appraisal report in form and substance reasonably satisfactory to all Lenders;

(b) an environmental assessment report and Phase I study (and, if requested by the Administrative Agent, any Collateral Agent or any Lender, a Phase II study), in each case reasonably satisfactory to all Lenders, it being understood that, solely for the purpose of this clause (b), such report and study shall be reasonably satisfactory if it does not indicate any material Environmental Liability or any material non-compliance with Environmental Law;

(c) a fully executed and notarized Mortgage in recordable form;

(d) an opinion of counsel in the state in which such real property is located from counsel reasonably satisfactory to the Administrative Agent;

(e) an ALTA or other mortgagee’s title policy with endorsements and in amounts acceptable to the Administrative Agent insuring the first priority lien of the Administrative Collateral Agent, for the benefit of the Secured Parties, subject only to Permitted Encumbrances;

(f) a flood certificate, and if any such Water Mortgaged Property is determined by the Administrative Agent to be in a flood zone, and a flood notification form signed by the Borrower Representative or the applicable Loan Party, in each case in form and substance reasonably satisfactory to the Lenders;

(g) evidence that reasonable flood insurance is in place for improvements on Water Mortgaged Property located in a flood zone, in form and substance reasonably satisfactory to the Lenders;

(h) an ALTA survey for which all fees have been paid and which is certified to the Administrative Agent and the issuer of the title insurance policy with respect to

* * * CONFIDENTIAL * * *

such Water Mortgaged Property in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the state in which such Water Mortgaged Property is located and acceptable to the Administrative Agent, and depicting all buildings and other improvements located on such Water Mortgaged Property, any offsite improvements, the location of any easements, parking spaces, rights of way, building setback lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent, and otherwise in form and substance acceptable to the Administrative Agent; provided that the ALTA surveys delivered to the Administrative Agent for certain Water Mortgaged Properties prior to the Amendment No. 5 Effective Date, together with an “Affidavit of No Change” executed by the applicable Loan Party with respect to such Water Mortgaged Properties shall be reasonably acceptable to the Administrative Agent for the purposes of satisfying the requirements under this clause (h) if the same are in form and substance reasonably acceptable to the title company for purposes of deleting the general survey exceptions and providing a “same as survey” endorsement with respect to the title policy for such Water Mortgaged Properties;

(i) a subordination agreement executed by the Water Secured Notes Collateral Agent, in form and substance acceptable to Administrative Agent and to the title company issuing the title policy with respect to such Water Mortgaged Property for purposes of subordinating the Water Secured Notes Collateral Agent’s Lien granted under the Water Secured Notes Documents to the Lien granted in favor of the Administrative Collateral Agent under the Mortgage in respect of such Water Mortgaged Property; and

(j) a UCC financing statement amendment terminating any prior lien of record set forth in any UCC financing statement in favor of the Water Secured Notes Collateral Agent with respect to such Water Mortgaged Property.

Notwithstanding anything in this clause 8 to the contrary, each Lender shall be deemed to have consented to the designation by the Company of any Water Mortgaged Property satisfying all of the requirements of this clause 8 as Eligible Supplemental Real Property and the inclusion of such real property in the Borrowing Base in accordance with the terms of the Amended Credit Agreement if such Lender shall not object to such designation and inclusion in a written notice delivered to the Borrower Representative and the Administrative Agent prior to 5:00 p.m. (New York City time) on the 15th Business Day immediately following the date that the last set of documents described in clauses (a), (b) and (f) of this clause 8 for such Water Mortgaged Property has been posted to all of the Lenders on Intralinks, subject to the satisfaction of all of the other requirements of this clause 8. Any such notice shall state with specificity (I) the basis for which the objection is made (and such basis shall be directly linked to an issue or deficiency in the documents described in clauses (a), (b) and (f) of this clause 8), (II) any supplemental information required to address or cure such issue or deficiency, and (III) all actions with respect to such issues or deficiencies required by such Lender to cure such deficiency. For each Water Mortgaged Property, any Lender that does not object as described above within the time period described above shall be deemed to have provided consent, for all purposes under the Loan Documents, to the designation by the Company of any Water Mortgaged Property as Eligible Supplemental Real Property and the inclusion of such real property in the Borrowing Base in accordance with the terms of the Amended Credit Agreement, subject to the satisfaction of all of

* * * CONFIDENTIAL * * *

the other requirements of this clause 8. Following any duly delivered objection with respect to any Water Mortgaged Property by any Lender under this clause 8, if less than 30 days remain to satisfy the requirements under this clause 8 for such Water Mortgaged Property, such period shall automatically be extended to provide the Loan Parties with 30 days to address such objection (or such later date as the Administrative Agent may agree in its sole discretion). If, after the Loan Parties address all issues and deficiencies identified in any such objection delivered in accordance with the terms of this clause 8 with respect to such Water Mortgaged Property, each objecting Lender provides a written notice to the Administrative Agent and the Borrower Representative prior to the expiration of the time for providing the documents required under this clause 8, stating that such Lender is satisfied with the documents described in clauses (a), (b) and (f) of this clause 8 as supplemented by the information provided and actions taken pursuant to such Lender’s objection, then all Lenders shall be deemed to have consented to the designation by the Company of such Water Mortgaged Property as Eligible Supplemental Real Property and the inclusion of such real property in the Borrowing Base in accordance with the terms of the Amended Credit Agreement, subject to the satisfaction of all of the other requirements of this clause 8. If the objecting Lender fails to provide any notice pursuant to the immediately preceding sentence of this clause 8 within 10 Business Days of the date such supplemental materials are posted on Intralinks or if such Lender shall fail to provide the basis for any continued objection within such 10 Business Day period, such Lender shall be deemed to have consented to the inclusion of the applicable Water Mortgaged Property as Eligible Supplemental Real Property and the inclusion of such real property in the Borrowing Base in accordance with the terms of the Amended Credit Agreement, subject to the satisfaction of all of the other requirements of this clause 8. If the Loan Parties have not satisfied the requirements of this clause 8 for any Water Mortgaged Property by the end of the time period permitted under this clause 8, then such Water Mortgaged Property shall cease to constitute Water Mortgaged Property, shall not be eligible for designation as Eligible Supplemental Real Property, and shall not be included in the PP&E Component or the Borrowing Base unless otherwise agreed by the applicable parties pursuant to an amendment to the Amended Credit Agreement in accordance with the terms thereof. Any parcel of Water Mortgaged Property that satisfies all of the requirements of this Section V clause 8 and that has been designated as Eligible Supplemental Real Property in accordance with the terms of the Amended Credit Agreement shall be included in the PP&E Component and the applicable Borrowing Base to the extent permitted and in accordance with the terms of the Amended Credit Agreement, regardless of whether other Water Mortgaged Property has satisfied the requirements of this clause 8 at such time, and such other Water Mortgaged Property may be eligible for designation as Eligible Supplemental Real Property at a later date, subject to the satisfaction of all requirements of this clause 8 and the terms of the Amended Credit Agreement, in each case with respect to such other Water Mortgaged Property, so long as the Supplemental Real Property Amortization Trigger Date has not yet occurred. If at any time prior to the Supplemental Real Property Amortization Trigger Date the Borrower Representative and any of the Administrative Agent or any Collateral Agent agree to remove any Additional Mortgaged Property from the Borrowing Base and the Aggregate Borrowing Base for any reason, each Agent, each Lender and each Issuing Bank hereby agrees and consents to the release of the Lien granted under the Mortgage in respect of such Additional Mortgaged Property and the filing of UCC-3 amendments to release any fixture filings in respect of such Mortgage so long as (1) on or before the date that any such release becomes effective, the Borrower Representative shall have delivered to the Administrative Agent an updated Aggregate Borrowing Base Certificate and updated Borrowing Base Certificates

* * * CONFIDENTIAL * * *

reflecting the removal of such Additional Mortgaged Property from the Aggregate Borrowing Base, the applicable Borrowing Base, and the PP&E Component, and such Additional Mortgaged Property shall cease to constitute Eligible Supplemental Real Property for all purposes under the Loan Documents and (2) immediately after giving effect to such release, Aggregate Availability is at least the greater of (x) 15% of the Line Cap and (y) $50,000,000.

9. The Administrative Agent shall have received, no later than 10 Business Days following the Supplemental Property Documentation Delivery Date with respect to each real property listed on Schedule 1.01(g)(2) for which the requirements set forth in clause 8 above have not been satisfied within the time period set forth in clause 8 (each a “Water Excluded Property”), the following, each in form and substance acceptable to the Administrative Agent, solely to the extent that there exists a mortgage of record or UCC financing statement of record in favor of the Water Secured Notes Collateral Agent:

(a) a duly executed and notarized mortgage release with respect to such Water Excluded Property, in a form recordable in the county in which such Water Excluded Property is located, releasing of record any mortgage, deed of trust or similar lien of record in favor of the Water Secured Notes Collateral Agent with respect to the Water Secured Notes Documents; and

(b) a UCC financing statement amendment terminating the lien of any UCC financing statement in favor of the Water Secured Notes Collateral Agent with respect to the Water Secured Notes Documents and such Water Excluded Property.

10. Within 5 Business Days after the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Company and its Subsidiaries shall deliver to the Administrative Agent a copy of the Company’s amended and restated articles of amalgamation, certified by the appropriate filing office or offices in Canada.

11. Within 45 days after the Amendment No. 5 Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Company and its Subsidiaries shall deliver to the Administrative Agent a copy of any mortgages filed in favor of the Water Secured Notes Collateral Agent that were not otherwise delivered to the Administrative Agent on or prior to the Amendment No. 5 Effective Date.

VI. Reference to and Effect on the Credit Agreement.

1. Upon the effectiveness of this Amendment pursuant to Section III above, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

2. Except as specifically amended or modified by this Amendment and the Reaffirmation Agreements, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

* * * CONFIDENTIAL * * *

3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent, the Issuing Banks, the Swingline Lenders, or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, any other Loan Document, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

VII. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Co-Collateral Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith. To the extent invoiced on or before the Amendment No. 5 Effective Date, all costs and expenses in connection with this Amendment are due on or prior to the Amendment No. 5 Effective Date.

VIII. Miscellaneous.

1. Governing Law. EXCEPT AS OTHERWISE PROVIDED IN SECTION III.7 OF THIS AMENDMENT, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY BORROWER AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT, THE AMENDED CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

2. Waiver. To induce the Administrative Agent, the other Agents, the Issuing Banks, the Swingline Lenders and the Lenders to enter into this Amendment, each Loan Party further acknowledges that it has no actual or potential defense, offset, claim, counterclaim or cause of action against the Administrative Agent or any other Agent or Lender for any actions or events occurring on or before the date hereof, and each Loan Party hereby waives and releases any right to assert same.

3. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4. Terms Generally. References in this Amendment, the Credit Agreement and the Amended Credit Agreement to the words “clause” and “paragraph” shall be construed to have the same meaning.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic image

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scan transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

6. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Amended Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Amended Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Amended Credit Agreement or any of the other Loan Documents.

7. Amendment Constitutes Loan Document. This Amendment and each Reaffirmation Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

8. Intercreditor Agreement; Amendments to Security Agreements. Each Lender party hereto hereby consents to the terms of the Intercreditor Agreement and the amendments contained in the Fourth Canadian Reaffirmation Agreement and the Fourth U.S. Reaffirmation Agreement, and authorizes and directs the Administrative Agent, the Administrative Collateral Agent and the UK Security Trustee to enter into the Intercreditor Agreement, the Fourth Canadian Reaffirmation Agreement and the Fourth U.S. Reaffirmation Agreement as of the Amendment No. 5 Effective Date.

9. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 5 Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the administrative agent to treat the Amended credit agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

COTT BEVERAGES INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

CLIFFSTAR LLC

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

COTT BEVERAGES LIMITED

By	/s/ Gregory Leiter
Name:	Gregory Leiter
Title:	Director

DS SERVICES OF AMERICA, INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

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OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

967979 ONTARIO LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

804340 ONTARIO LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

2011438 ONTARIO LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

COTT RETAIL BRANDS LIMITED

By	/s/ Gregory Leiter
Name:	Gregory Leiter
Title:	Director

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COTT LIMITED

By	/s/ Gregory Leiter
Name:	Gregory Leiter
Title:	Director

COTT EUROPE TRADING LIMITED

By	/s/ Gregory Leiter
Name:	Gregory Leiter
Title:	Director

COTT PRIVATE LABEL LIMITED

By	/s/ Gregory Leiter
Name:	Gregory Leiter
Title:	Director

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Gregory Leiter
Name:	Gregory Leiter
Title:	Director

COTT (NELSON) LIMITED

By	/s/ Gregory Leiter
Name:	Gregory Leiter
Title:	Director

COTT USA FINANCE LLC

By	/s/ Ceaser Gonzalez
Name:	Ceaser Gonzalez
Title:	President

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COTT HOLDINGS INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

INTERIM BCB, LLC

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

COTT VENDING INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

COTT INVESTMENT, L.L.C.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

COTT U.S. ACQUISITION LLC

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

COTT ACQUISITION LLC

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

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STAR REAL PROPERTY LLC

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

CAROLINE LLC

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

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COTT UK ACQUISITION LIMITED

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Director

COTT ACQUISITION LIMITED

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Director

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COTT LUXEMBOURG S.A R.L. a company incorporated in Luxembourg, with a share capital of USD 3,536,337.84, having its registered office at 595, rue de Neudorf, L-2220 Luxembourg, RCS Luxembourg B 162397

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Class A Manager

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COTT DEVELOPMENTS LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

COOKE BROS HOLDINGS LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

COOKE BROS. (TATTENHALL)
LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

CALYPSO SOFT DRINKS LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

TT CALCO LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

MR FREEZE (EUROPE) LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

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COTT VENTURES UK LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

COTT VENTURES LIMITED

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Director

AIMIA FOODS HOLDINGS LIMITED

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Director

AIMIA FOODS LIMITED

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Director

AIMIA FOODS GROUP LIMITED

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Director

STOCKPACK LIMITED

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Director

* * * CONFIDENTIAL * * *

AIMIA FOODS EBT COMPANY LIMITED

By	/s/ Joanne Lloyd-Davies
Name:	Joanne Lloyd-Davies
Title:	Director

DS SERVICES HOLDINGS, INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

CRYSTAL SPRINGS OF ALABAMA HOLDINGS, LLC

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

DSS GROUP, INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

DELIVERY ACQUISITION, INC.

By	/s/ Jason Ausher
Name:	Jason Ausher
Title:	Treasurer

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JPMORGAN CHASE BANK, N.A., individually, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Lisa A. Morrison
Name:	Lisa A. Morrison
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Administrative Collateral Agent

By	/s/ Lisa A. Morrison
Name:	Lisa A. Morrison
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Agostino A. Marchetti
Name:	Agostino A. Marchetti
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Timothy I. Jacob
Name:	Timothy I. Jacob
Title:	Senior Vice President

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JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee

By	/s/ Timothy I. Jacob
Name:	Timothy I. Jacob
Title:	Senior Vice President

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BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By	/s/ Andrew A. Doherty
Name:	Andrew A. Doherty
Title:	Senior Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

* * * CONFIDENTIAL * * *

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and as a Lender

By	/s/ Philip F. Carfora
Name:	Philip F. Carfora
Title:	Duly Authorized Signatory

* * * CONFIDENTIAL * * *

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

* * * CONFIDENTIAL * * *

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President
Credit Officer, Canada

WELLS FARGO BANK, N.A. (LONDON BRANCH), as a Lender

By	/s/ Steven Chait
Name:	Steven Chait
Title:	Authorized Signatory

* * * CONFIDENTIAL * * *

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Brian C. Jablon
Name:	Brian C. Jablon
Title:	Relationship Manager

PNC BANK, CANADA BRANCH, as a Lender

By	/s/ James Bruce
Name:	James Bruce
Title:	Vice President

* * * CONFIDENTIAL * * *

Annex I

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A. and affiliates	$87,200,000.00
General Electric Capital Corporation	$87,200,000.00
Deutsche Bank AG New York Branch and affiliates	$72,000,000.00
Bank of America, N.A. and affiliates	$57,200,000.00
Wells Fargo Capital Finance, LLC, and affiliates	$57,200,000.00
PNC Bank, National Association and affiliates	$39,200,000.00
Total	$400,000,000.00

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Schedule 1.01(c)

Unrestricted Subsidiaries

Cott IP Holdings Corp.

Cott NE Holdings Inc.

Northeast Finco Inc.

Northeast Retailer Brands, LLC

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Schedule 1.01(g)

Eligible Supplemental Real Property

(1)

Loan Party	Location / Address	Owned, Leased or Occupied
Cott Beverages Inc.	499 E Mill Street, San Bernardino, CA 92408	Owned
Cott Beverages Inc.	4238 Director Drive, San Antonio, TX 78219	Owned
Cott Beverages Inc.	20 Alden Ave, Concordville, PA 19331	Owned

(2)

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	2 Sterling Street, Irvine, CA 92618	Owned
DS Services of America, Inc.	4548 Azusa Canyon Road, Irwindale, CA 91706	Owned
DS Services of America, Inc.	4500 York Blvd, Los Angeles, CA 90041	Owned
DS Services of America, Inc.	8631 Younger Creek Drive, Sacramento, CA 95828	Owned
DS Services of America, Inc.	45 West Noblestown Road, Carnegie, PA 15106	Owned
DS Services of America, Inc.	6055 South Harlem Drive Ave, Chicago, IL 60638	Owned
DS Services of America, Inc.	6155 South Harlem Ave, Chicago, IL 60638	Owned
DS Services of America, Inc.	221 East Alondra Blvd, Gardena, CA 90248	Owned
DS Services of America, Inc.	11811 Highway 67 Lakeside, CA 92040	Owned
DS Services of America, Inc.	5331 N.W. 35th Terrace Fort Lauderdale, FL 33309	Owned
DS Services of America, Inc.	748 Veronica S. Shoemaker Fort Myers, FL 33916	Owned
DS Services of America, Inc.	2779 N.W. 112 Avenue Miami, FL 33172	Owned
DS Services of America, Inc.	2445 Hamilton Road Arlington Heights, IL 60005	Owned
DS Services of America, Inc.	9409 Gulf Stream Rd. Frankfort, IL 60423	Owned

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	949 E. High St. Mundelein, IL 60060	Owned
DS Services of America, Inc.	1761 Newport Road Ephrata, PA 17522	Owned
DS Services of America, Inc.	4751 Durazno El Paso, TX 79905	Owned
DS Services of America, Inc.	27815 Highway Blvd. Katy, TX 77494	Owned
DS Services of America, Inc.	522 East I Street Brawley, CA 92227	Owned
DS Services of America, Inc.	2615 Temple Heights Dr. Oceanside, CA 92056	Owned
DS Services of America, Inc.	1363 Citrus Street Riverside, CA 92507	Owned
DS Services of America, Inc.	2217 Revere Ave. San Francisco, CA 94124	Owned
DS Services of America, Inc.	7817 Haskell Ave. Van Nuys, CA 91406	Owned
DS Services of America, Inc.	4120 Globeville Rd. Denver, CO 80216	Owned
DS Services of America, Inc.	5951 Carlson Ave. Portage, IN 46368	Owned
DS Services of America, Inc.	588 Johnny F. Smith Blvd. Slidell, LA 70460	Owned
DS Services of America, Inc.	36 Country Club Lane Belmont, MA 02478	Owned
DS Services of America, Inc.	70 First Street Bridgewater, MA 02324	Owned
Cliffstar LLC	11751 Pacific Ave, Fontana, CA 92337	Owned
Star Real Property LLC	1 Cliffstar Ave, Dunkirk, NY 14048	Owned

* * * CONFIDENTIAL * * *

Schedule 1.01(h)

Water Preferred Shares

Redemption value of Water Preferred Shares constituting convertible Preferred Stock: $116,054,421.

Redemption value of Water Preferred Shares constituting non-convertible Preferred Stock: $32,711,306.

* * * CONFIDENTIAL * * *

Schedule 3.05

Properties

(a) Real property owned or leased:

Loan Party	Location / Address	Owned, Leased or Occupied
Cott Beverages Inc.	499 East Mill Street San Bernardino, CA 92408	Owned
Cott Beverages Inc.	4238 Director Drive San Antonio, TX 78219	Owned
Cott Beverages Inc.	301 Larcel Drive Sikeston, MO 63801	Owned
Cott Beverages Inc.	Conchester Rd & Aldan Ave Concordville, PA 19331	Owned
Cott Beverages Inc.	193 Mauney Rd. Blairsville, GA 30512	Owned
Cott Beverages Inc.	1001 10th Avenue Columbus, GA 31901	Owned
Cott Beverages Inc.	1198 (North) Spring Creek Place, Building B, Springville, UT 84663	Leased
156775 Canada Inc.	6525 Viscount Road Mississauga, ON L4V 1H6	Owned
Cott Corporation Corporation Cott	333 Avro Ave Pointe-Claire, QU H9R 5W3	Owned
Cott Corporation Corporation Cott	4 Addison Avenue Scoudouc Industrial Park Scoudouc, NB E4P 3N4	Owned
Cott Beverages Limited	Elmhurst Spring, South Staff Waterwrks, Hanch, Lichfield, Staffordshire, WS13 8HQ	Leased
Cott Corporation Corporation Cott	4810 – 76 Avenue SE Calgary, AB T2C 2V2	Owned
Cott Beverages Limited	Knottingly Road (Bondgate) Pontefract, W.YS WF8 2XA	Owned
Cott Beverages Limited	Citrus Grove Side Ley Kegworth, Derbyshire DE74 2FJ	Owned
Cott Beverages Limited	Lindred Road, Lomeshaye Industrial Estate, Brierfield, Nelson, Lancashire, BB9 5SR Nelson Bottling – N1	Owned
Cott Beverages Limited	Lindred Road, Lomeshaye Industrial Estate, Brierfield, Nelson, Lancashire, BB9 5SR Nelson Bottling – N2	Owned
Cott Beverages Limited	Macduff Industrial Estate, Old Gamrie Road, Macduff, Banffshire, AB44 1GD	Owned
Cott Beverages Limited	Unit F, Spectrum Business Park, Wrexham Industrial Estate, Wrexham, Clwyd, LL13 9QA	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
Cott Beverages Limited	Lindred Road Lomeshaye Industrial Estate Brierfield, Nelson BB9 5SR	Owned
Cott Beverages Limited	Unit D&E Spectrum Business Park, Wrexham Industrial Estate, Wrexham, Clwyd, LL13 9QA	Leased
Cott Beverages Inc.	15200 Trinity Blvd Fort Worth, TX 76155	Leased
Cott Beverages Inc.	570-B East Mill Street San Bernardino, CA 92408	Leased
Cott Beverages Inc.	N. Waterman Avenue, San Bernardino, CA 92404	Leased
Cott Beverages Inc.	1820 Massaro Blvd. Tampa, FL 33619	Leased
Cott Beverages Inc.	7275 A and B Hazelwood Road Berkeley, MO 63134	Leased
Cott Beverages Inc.	104 Keystone Drive, Sikeston, MO 63801	Leased
Cott Beverages Inc.	4843 International Boulevard Wilson, NC 27893	Leased
Cott Beverages Inc.	4506 East Acline Drive Tampa, FL 33605	Leased
Cott Beverages Inc.	2525 Schuetz Road, MO (plant) and Lot - 11705 Northline Industrial Drive, St. Louis, MO 63043-1300	Owned
Cott Beverages Inc.	4221, 4223, & 4235 Director Drive San Antonio, TX 78219	Leased
Cott Beverages Inc.	11 Aldan Ave. Concord Industrial Park (Mint) Concordville, PA	Leased
Cott Beverages Inc.	200 South Commerce Drive Aston, PA 19107	Leased
Cott Beverages Inc.	105 Commerce Drive Aston, PA 19104	Leased
Cott Vending Inc.	10838 Ambassador Blvd. St. Louis, MO 63132	Leased
Cott Beverages Inc.	5519 West Idlewild Ave Tampa, FL 33634	Leased
Cott Corporation Corporation Cott	15050 - 54A Avenue Surrey, BC V3S 5X7	Leased
Cott Corporation Corporation Cott	6425 Airport Road Mississauga, ON L4V 1E4	Leased
Cott Corporation Corporation Cott	4901/5001 - 64th Avenue Calgary, AB T2C 4V4	Leased
Cott Beverages Inc.	4095 Highway 64 East, Murphy, NC 28906	Leased
Cott Beverages Inc.	4000 East Hwy 6, Spanish Fork, UT 84660	Leased
Cott Beverages Inc.	4801 Cargo Street, Columbus, GA 31907	Leased
Cott Beverages Inc.	1011 N.W. J Street, Bentonville, AR 72712	Leased
Cott Beverages Inc.	600 Andrews Road, Columbus, GA 31906	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
Cott Luxembourg S. a r. l. (a/o July 2011)	Findel Business Center, Complexe C2, Batiment B, Route de Treves, L-2632 Findel, Luxembourg	Leased
Cliffstar LLC	440 South Roberts Road, Dunkirk, NY 14048	Owned
Cliffstar LLC	312 Main Street, Dunkirk, NY 14048	Owned
Cliffstar LLC	200 Water Street, Fredonia, NY 14063 (Chautauqua County Index Numbers 113.19-3-32.1, 33 & 34)	Owned
Cliffstar LLC	54 W. Main Street, Brocton, NY 14716 (Chautauqua County Index Number 161.08-1-46.2)	Owned
Cliffstar LLC	181 Stegelske Ave., Bunkirk, NY 14048	Leased
Cliffstar LLC	63 Wall Street, North East, PA 16428 (Erie County Index Number (35) 7-54-11)	Owned
Cliffstar LLC	3503 & 3601 Enterprise Avenue, Joplin, MO	Leased
Cliffstar LLC	11751 Pacific Avenue Fontana, CA 92337 (Assessors Parcel Numbers: 0238-171-51 & 75)	Owned
Cliffstar LLC	5600 E. Francis Street Ontario, CA 91761	Leased
Cliffstar LLC	1990 Hood Road, Greer, SC 29650	Owned
Cliffstar LLC	2819 Wade Hampton Boulevard, Taylors, SC 29687	Leased
Cliffstar LLC	3502 Enterprise Avenue, Joplin, MO 64801	Owned
Star Real Property LLC	1 Cliffstar Avenue, Dunkirk, NY 14048	Owned
Cliffstar LLC	23879 Aspen Avenue, Warrens, WI 54666 (Parcel Identification Numbers 024-0163-0000 & 024-0194-0000)	Owned
Cliffstar LLC	65 Chace Road, East Freetown, MA 02717	Owned
Cliffstar LLC	1041 N. 15th Avenue, Walla Walla, WA 99362 (Tax Parcel/Account Numbers: 36-07-19-23-0006, 0007, 0012, 0013; 36-07-19-24-0005, 0206 and 0301)	Owned
Cliffstar LLC	1164 Dell Avenue, Box 755, Walla Walla, WA 99362	Leased
DS Services of America, Inc.	224 South Carlton Ave., Blythe, CA 92225	Owned
DS Services of America, Inc.	519-537 East I Street, Brawley, CA 92227	Owned
DS Services of America, Inc.	522 East I Street, Brawley, CA 92227	Owned
DS Services of America, Inc.	536 East I Street, Brawley, CA 92227	Owned
DS Services of America, Inc.	419 South 8th Street, Brawley, CA 92227	Owned
DS Services of America, Inc.	221 E. Alondra Blvd., Gardena, CA 90248	Owned
DS Services of America, Inc.	2 Sterling Street, Irvine, CA 92618	Owned
DS Services of America, Inc.	4548 Azusa Canyon Rd, Irwindale, CA 91706	Owned

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	11811 Highway 67, Lakeside, CA 92040	Owned
DS Services of America, Inc.	4500 York Blvd., Los Angeles, CA 90041	Owned
DS Services of America, Inc.	4500 Lincoln Ave., Los Angeles, CA 90041	Owned
DS Services of America, Inc.	2615 Temple Heights Dr., Oceanside, CA 92056	Owned
DS Services of America, Inc.	1363 Citrus Street, Riverside, CA 92507	Owned
DS Services of America, Inc.	1522 N. Newhope Street, Santa Ana, CA 92703	Owned
DS Services of America, Inc.	7817 Haskell Ave., Van Nuys, CA 91406	Owned
DS Services of America, Inc.	528 Railroad Ave., Winter Haven, CA 92283	Owned
DS Services of America, Inc.	8631 Younger Creek Drive, Sacramento, CA 95828	Owned
DS Services of America, Inc.	314 Abbott Street, Salinas, CA 93901	Owned
DS Services of America, Inc.	2217 Revere Ave., San Francisco, CA 94124	Owned
DS Services of America, Inc.	110 Union St., Vallejo, CA 94590	Owned
DS Services of America, Inc.	3302 W. Earl Drive, Phoenix, AZ 85017	Owned
DS Services of America, Inc.	4225 W. Desert Inn Road, Las Vegas, NV 89102	Owned
DS Services of America, Inc.	4718 McCarty, Amarillo, TX 79110	Owned
DS Services of America, Inc.	204 Hwy 281, Brownsville, TX 78520	Owned
DS Services of America, Inc.	4751 Durazno, El Paso, TX 79905	Owned
DS Services of America, Inc.	3405 High Prairie Road, Grand Prairie, TX 75050	Owned
DS Services of America, Inc.	27815 Highway Blvd., Katy, TX 77494	Owned
DS Services of America, Inc.	405 Avenue U, Lubbock, TX 79401	Owned
DS Services of America, Inc.	605 S. Marienfeld, Midland, TX 79701	Owned
DS Services of America, Inc.	4271 Dividend St., San Antonio, TX 78219	Owned
DS Services of America, Inc.	4120 Globeville Road, Denver, CO 80216	Owned

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	351 Rosevale Road, Grand Junction, CO 81507	Owned
DS Services of America, Inc.	1825 S. 3730 W, Salt Lake City, UT 84104	Owned
DS Services of America, Inc.	1122 West 27th St., Cheyenne, WY 82001	Owned
DS Services of America, Inc.	4181 Alden Drive, Mobile, AL 36696	Owned
DS Services of America, Inc.	1804 Concept Court, Daytona, FL 32114	Owned
DS Services of America, Inc.	748 Veronica S. Shoemaker (f/k/a Palmetto Ave.), Fort Myers, FL 33916	Owned
DS Services of America, Inc.	4205 N. Old Dixie Hwy., Fort Pierce, FL 34946	Owned
DS Services of America, Inc.	5331 N.W. 35th Terrace, Fort Lauderdale, FL 33309	Owned
DS Services of America, Inc.	5287 & 5289 East Bay Blvd., Gulf Breeze, FL 32563	Owned
DS Services of America, Inc.	7151 SE County Rd 326, Morriston, FL 32668	Owned
DS Services of America, Inc.	8774 4th Avenue, Jacksonville, FL 32208	Owned
DS Services of America, Inc.	2779 NW 112 Avenue, Miami, FL 33172	Owned
DS Services of America, Inc.	3866 Shader Road, Orlando, FL 32808	Owned
DS Services of America, Inc.	Hwy 12 – Indian Springs Rd., Quincy, FL 32351	Owned
DS Services of America, Inc.	4405 S. MacAuthur Blvd., Alexandria, LA 71302	Owned
DS Services of America, Inc.	11465 Reiger Rd., Baton Rouge, LA 70809	Owned
DS Services of America, Inc.	200 Blanchard Lane, Boothville, LA 70041	Owned
DS Services of America, Inc.	I-55 – 301 Frontage Road, Kentwood, LA 70444	Owned
DS Services of America, Inc.	601 Ambassador Caffery Pkwy., Lafayette (Scott), LA 70583	Owned
DS Services of America, Inc.	4810 Opelousas St., Lake Charles, LA 70615	Owned
DS Services of America, Inc.	3418 Howard Avenue, New Orleans, LA 70113	Owned
DS Services of America, Inc.	2502 Poydras Ave., New Orleans, LA 70113	Owned
DS Services of America, Inc.	100 Stable Road, Patterson, LA 70392	Owned

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	588 Johnny F. Smith Blvd, Slidell, LA 70460	Owned
DS Services of America, Inc.	14072 Fastway Lane, Gulfport, MS 39503	Owned
DS Services of America, Inc.	100 E. Market Ridge Drive, Jackson (Ridgeland), MS 39157	Owned
DS Services of America, Inc.	90 Willow Creek Drive, Blue Ridge, GA 30513	Owned
DS Services of America, Inc.	6750 Discovery Blvd., Mableton, GA 30126	Owned
DS Services of America, Inc.	36 Country Club Lane, Belmont, MA 02478	Owned
DS Services of America, Inc.	70 First Street, Bridgewater, MA 02324	Owned
DS Services of America, Inc.	1761 Newport Road, Ephrata, PA 17522	Owned
DS Services of America, Inc.	137 Valley View Drive, Ephrata, PA 17522	Owned
DS Services of America, Inc.	180 Mountain Spring Road, Hopeland, PA 17578	Owned
DS Services of America, Inc.	2445 Hamilton Road, Arlington Heights, IL 60005	Owned
DS Services of America, Inc.	6055 S. Harlem Ave., Chicago, IL 60638	Owned
DS Services of America, Inc.	6155 S. Harlem Ave., Chicago, IL 60638	Owned
DS Services of America, Inc.	6958 W. 60 Street, Chicago, IL 60638	Owned
DS Services of America, Inc.	1171 Jansen Farm Ct., Elgin, IL 60123	Owned
DS Services of America, Inc.	9409 Gulf Stream Road, Frankfort, IL 60423	Owned
DS Services of America, Inc.	949 E. High Street, Mundelein, IL 60060	Owned
DS Services of America, Inc.	105 Harvey Court, Peoria, IL 61611	Owned
DS Services of America, Inc.	2425 Laude Drive, Rockford, IL 61109	Owned
DS Services of America, Inc.	5951 Carlson Ave., Portage, IN 46368	Owned
DS Services of America, Inc.	2545 S. Ferree, Kansas City, KS 66103	Owned
DS Services of America, Inc.	45 West Noblestown Road, Carnegie, PA 15106	Owned
DS Services of America, Inc.	2770 E. 13th Street, Yuma, AZ 85365	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	145 E. Avenue K-8, Lancaster, CA 93535	Leased
DS Services of America, Inc.	41611 Date Street, Murrieta, CA 92562	Leased
DS Services of America, Inc.	340 N. Irving Drive, Oxnard, CA 93030	Leased
DS Services of America, Inc.	19020 N. Indian Canyon Dr., Palm Springs, CA 92258	Leased
DS Services of America, Inc.	18499 Phantom West, #9, Victorville, CA 92392	Leased
DS Services of America, Inc.	19231 Flightpath Way, Bakersfield, CA 93308	Leased
DS Services of America, Inc.	3114 Thorntree Dr., Chico, CA 95973	Leased
DS Services of America, Inc.	5377 Home Ave., Fresno, CA 93727	Leased
DS Services of America, Inc.	1024 Mellon Avenue, Manteca, CA 95337	Leased
DS Services of America, Inc.	485 Vista Way, Milpitas, CA 95035	Leased
DS Services of America, Inc.	335-B O’Hair Court, Santa Rosa, CA 95407	Leased
DS Services of America, Inc.	110 Union St., Vallejo, CA 94590	Leased
DS Services of America, Inc.	1312 Capital Blvd. #104, Reno, NV 89502	Leased
DS Services of America, Inc.	2580 Landon Drive, Ste. C, Bullhead City, AZ 86429	Leased
DS Services of America, Inc.	11700 E. Berry Drive, Dewey AZ 86327	Leased
DS Services of America, Inc.	4174 E. Huntington Dr., #1, Flagstaff, AZ 86004	Leased
DS Services of America, Inc.	202 Bucket of Blood St., Holbrook, AZ 86025	Leased
DS Services of America, Inc.	828 N. Gonzales Blvd, Huachuca City, AZ 85616	Leased
DS Services of America, Inc.	1740 W. Broadway, Mesa, AZ 85202	Leased
DS Services of America, Inc.	2596 N. Fairview Ave., Tucson, AZ 85705	Leased
DS Services of America, Inc.	4601 SW 36th St., Ste. 100, Oklahoma City, OK 73179	Leased
DS Services of America, Inc.	11915 East 51st St. S, Bldg II, Tulsa, OK 74146	Leased
DS Services of America, Inc.	3612 I-35, Waco, TX 76706	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	8020 Exchange, Austin, TX 78754	Leased
DS Services of America, Inc.	5248 Washington Blvd., Beaumont, TX 77707	Leased
DS Services of America, Inc.	1338-1340 Centerville Rd., Dallas/Mesquite, TX 75218	Leased
DS Services of America, Inc.	3405 Roy Orr Blvd., Grand Prairie, TX 75050	Leased
DS Services of America, Inc.	6610 Willowbrook Park Drive, Houston, TX 77066	Leased
DS Services of America, Inc.	315 Marvin A. Smith, Kilgore, TX 75662	Leased
DS Services of America, Inc.	6501 S. 28th St., McAllen, TX 78503	Leased
DS Services of America, Inc.	1511 Central Freeway East, Wichita Falls, TX 76302	Leased
DS Services of America, Inc.	1357 S 320 E, St. George, UT 84790	Leased
DS Services of America, Inc.	14 South Spruce St., Colorado Springs, CO 80905	Leased
DS Services of America, Inc.	2599 California Street, Denver, CO 80205	Leased
DS Services of America, Inc.	2633 California Street, Denver, CO 80205	Leased
DS Services of America, Inc.	2640 California Street, Denver, CO 80205	Leased
DS Services of America, Inc.	614 27th Street, Denver, CO 80205	Leased
DS Services of America, Inc.	1930 E. 40th Avenue, Denver, CO 80205	Leased
DS Services of America, Inc.	701 W. Diamond St., Boise, ID 83705	Leased
DS Services of America, Inc.	302 3rd Street South, Twin Falls, ID 83301	Leased
DS Services of America, Inc.	533 South 1325 West, Orem, UT 84058	Leased
DS Services of America, Inc.	225 E. Annabella Road, Richfield, UT 84701	Leased
DS Services of America, Inc.	1985 S. Milestone Dr., Salt Lake City, UT 84104	Leased
DS Services of America, Inc.	1090 E. Hwy 40, Vernal, UT 84078	Leased
DS Services of America, Inc.	63076 S. 18th St., Bend, OR 97701	Leased
DS Services of America, Inc.	249 E Barnett Road, #100, Medford, OR 97501	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	13233 NE Jarrett Street, Portland, OR 97230	Leased
DS Services of America, Inc.	2495 Prairie Road, Suite D, Eugene, OR 97402	Leased
DS Services of America, Inc.	3915 Fairview Industrial Drive, S.E., #150, Salem, OR 97302	Leased
DS Services of America, Inc.	6004 Blimp Rd., Suite B, Tillamook, OR 97141	Leased
DS Services of America, Inc.	1313 Pacific Place, Burlington, WA 98233	Leased
DS Services of America, Inc.	606 Reynolds Ave., Suite 1, Centralia, WA 98531	Leased
DS Services of America, Inc.	21608 85th Ave., Kent, WA 98031	Leased
DS Services of America, Inc.	8602 S. 218th Street (lot), Kent, WA 98301	Leased
DS Services of America, Inc.	1002 River Road, Suites 6&7, Yakima, WA 98902	Leased
DS Services of America, Inc.	2520 Aileron Road, Richland, WA 99352	Leased
DS Services of America, Inc.	2205 N. Woodruff, Spokane, WA 99216	Leased
DS Services of America, Inc.	3008 Commerce Square S., Irondale (Birmingham), AL 35210	Leased
DS Services of America, Inc.	30352 Quail Roost Trail, Big Pine Key, FL 33043	Leased
DS Services of America, Inc.	3539 SW 74th Ave, Ocala, FL 34474	Leased
DS Services of America, Inc.	10290 U.S. Highway 19N, Pinellas Park, FL 33782	Leased
DS Services of America, Inc.	4825 Woodlane Circle, Tallahassee, FL 32303	Leased
DS Services of America, Inc.	6610 Anderson Rd., Tampa, FL 33634	Leased
DS Services of America, Inc.	126 Clendenning Rd. K-1-81, Houma, LA 70363	Leased
DS Services of America, Inc.	126 Clendenning Rd. E-2-72, Houma, LA 70363	Leased
DS Services of America, Inc.	1044 2nd Street (US Hwy. 51), Osyka, MA 39657	Leased
DS Services of America, Inc.	404 Industrial Drive, Minden, LA 71055	Leased
DS Services of America, Inc.	S. Galvez & Howard Ave., New Orleans, LA 70113	Leased
DS Services of America, Inc.	4371 A Interstate Drive, Macon, GA 31210	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	555 Walt Sanders Memorial Dr., Newnan, GA 30542	Leased
DS Services of America, Inc.	167 Knowlton Way, Savannah, GA 31407	Leased
DS Services of America, Inc.	1200 Northbrook Pkwy., Suwanee, GA 30024	Leased
DS Services of America, Inc.	802 North Forest Drive, Valdosta, GA 31601	Leased
DS Services of America, Inc.	2020-C Starita Road, Charlotte, NC 28206	Leased
DS Services of America, Inc.	2606 Phoenix Drive #802, Greensboro, NC 27408	Leased
DS Services of America, Inc.	5025 Departure Dr., Ste. 105, Raleigh, NC 27616	Leased
DS Services of America, Inc.	312 Raleigh St., Wilmington, NC 28412	Leased
DS Services of America, Inc.	269 Lakewood Drive, Greenville, SC 29607	Leased
DS Services of America, Inc.	568 Bishop Parkway, Myrtle Beach, SC 29579	Leased
DS Services of America, Inc.	11141 Outlet Drive, Knoxville, TN 37932	Leased
DS Services of America, Inc.	3835 Knight Rd., Suite 11, Memphis, TN 38118	Leased
DS Services of America, Inc.	1131 4th Ave. South, Nashville, TN 37210	Leased
DS Services of America, Inc.	8925 Transport Lane, Transport Lane, Ooltewah (Chattanooga), TN 37363	Leased
DS Services of America, Inc.	420 Woodland Avenue, Bloomfield, CT 06002	Leased
DS Services of America, Inc.	18907 Marantha Blvd., #1, Bridgeville, DE 19933	Leased
DS Services of America, Inc.	20 Shea Way, #209-210, Newark, DE 19713	Leased
DS Services of America, Inc.	9331 Philadelphia Rd, St. F, Baltimore, MD 21237	Leased
DS Services of America, Inc.	6403 Ammendale Road, Beltsville, MD 20705	Leased
DS Services of America, Inc.	300 Columbus Circle, Ste. G, Edison, NJ 08837	Leased
DS Services of America, Inc.	6123 Black Horse Pike, Egg Harbor Township, NJ 08234	Leased
DS Services of America, Inc.	25 Post Road, Albany, NY 12205	Leased
DS Services of America, Inc.	1160 Commerce Avenue, Bronx, NY 10462	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	5 Sidney Court, Lindenhurst, NY 11757	Leased
DS Services of America, Inc.	2201 Green Lane #11, Levittown (Bristol), PA 19057	Leased
DS Services of America, Inc.	221 Forney Drive, Ephrata, PA 17522	Leased
DS Services of America, Inc.	716 Haywood Drive, Exton, PA 19341	Leased
DS Services of America, Inc.	6610-6612 Fleet Drive, Exton, PA 19341	Leased
DS Services of America, Inc.	3442-A Trant Avenue, Norfolk, VA 23502	Leased
DS Services of America, Inc.	101 Agency Avenue, Richmond, VA 23225	Leased
DS Services of America, Inc.	1501 N.E. Broadway Ave., #14, Des Moines, IA 50313	Leased
DS Services of America, Inc.	312 S. 21st St., Mattoon, IL 61938	Leased
DS Services of America, Inc.	9890 E. 121st St., Fishers, IN 46038	Leased
DS Services of America, Inc.	1529 Lake Ave., Kansas City, KS 66103	Leased
DS Services of America, Inc.	832 Nandino Blvd., Suite V, Lexington, KY 40511	Leased
DS Services of America, Inc.	4644 Louisville Ave., Suite #2, Louisville, KY 40209	Leased
DS Services of America, Inc.	290 Opportunity Pky, Unit 1, Akron, OH 44307	Leased
DS Services of America, Inc.	4160 Perimeter Drive, Columbus, OH 43228	Leased
DS Services of America, Inc.	6142 Center Park Drive, W. Chester, OH 45262	Leased
DS Services of America, Inc.	3140 Jacob Street, Wheeling, WV 26003	Leased
DS Services of America, Inc.	N16 W23390 Stoneridge Dr., Ste. F, Waukesha, WI 53188	Leased
DS Services of America, Inc.	5660 New Northside Dr., Suites 500, 250, 300, 1400 and 1050, Atlanta, GA 30328	Leased
DS Services of America, Inc.	465 N. Halstead, Pasadena, CA 91107	Leased
DS Services of America, Inc.	4170 Tanner’s Creek Drive, Flowery Branch, GA 30542	Leased
DS Services of America, Inc.	AA Self Storage – Diboll, 1517 N Temple, Diboll, TX 75941, Unit 116	Leased
DS Services of America, Inc.	Absolute Storage, 72 Mill Branch Lane, Hazard, KY, 41701, Unit 71	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	All American Storage, 5100 Vogel Rd., Evansville, IN 47715, Units A200 and C336	Leased
DS Services of America, Inc.	American Self Storage, 720 Candelaria NE, Albuquerque, NM, 87117, Unit N-13	Leased
DS Services of America, Inc.	Ardmore Self Storage, 6614 Ardmore, Fort Wayne, IN 46809, Unit B17	Leased
DS Services of America, Inc.	Budget Self Storage, 5906 San Bernardo, Laredo, TX 78041, Unit 155	Leased
DS Services of America, Inc.	Campbell Management, 8945 J Street, Omaha, NE 68137, Unit 8	Leased
DS Services of America, Inc.	Campground Storage, 1420 Campground Rd., Cabot AR 72023, Unit 802-3	Leased
DS Services of America, Inc.	Cindy Murray, 910 North Lynn, Lamesa, TX	Leased
DS Services of America, Inc.	Community Self Storage, 111 Laurel Ave., Laurel, MS 39440, Unit I0046	Leased
DS Services of America, Inc.	Concepts N Education, 97 Underwood Dr., Fletcher, NC 28732, Unit 21	Leased
DS Services of America, Inc.	Crazy Rays Self Storage, 1040 Hwy 29 N, Athens, GA 30601, Unit 602	Leased
DS Services of America, Inc.	Crosstown Mini Storage, 4066 Cross Town Expressway, Corpus Christi, TX 78409, Unit 36	Leased
DS Services of America, Inc.	Do It Yourself Storage, 4835 South Ave., Toledo, OH 43615, Unit 112	Leased
DS Services of America, Inc.	DSI Enterprises (R&S Storage), 593 Lakeview Dr., Grenada, MS 38901, Unit LC2	Leased
DS Services of America, Inc.	Fancy’s Car Wash, RR270, Lost Creek, WV 26385, Unit 1	Leased
DS Services of America, Inc.	Green Street, 2140 Gun Lake, Hastings, MI 49058, Unit 31	Leased
DS Services of America, Inc.	JD Johnson HVAC, 901 Malone St., Brownwood, TX 76801	Leased
DS Services of America, Inc.	LA Lewis Moving and Storage, 329 Cherry St., Scranton, PA 18505, Unit 1	Leased
DS Services of America, Inc.	Martin Self Storage, 9121 Market Street, Wilmington, NC 28411, Unit B0245	Leased
DS Services of America, Inc.	Milton Rental Center, P.O. Box 764, Milton, WV, 25541, Unit 3	Leased
DS Services of America, Inc.	Mini Max, 2254 W. Palmetto, Florence, SC 29501, Unit C 62	Leased
DS Services of America, Inc.	Mini Max Storage, 2638 Legion Rd., Fayetteville, NC 28306, Unit J-17	Leased
DS Services of America, Inc.	OK Storage, 43 Old Elam, Valley Park, MO 63088, Unit 108	Leased
DS Services of America, Inc.	Public Storage, 2101 Haggerty Rd., Canton MI 48187, Unit 4002	Leased

* * * CONFIDENTIAL * * *

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	Public Storage, 36260 Van Dyke Ave., Sterling Heights, MI 48312, Unit 5162	Leased
DS Services of America, Inc.	Public Storage, 6207 Executive Blvd., Dayton, OH 45424, Unit B045	Leased
DS Services of America, Inc.	Public Storage, 1439 Folly Rd., Charleston, SC 29412, Unit 115	Leased
DS Services of America, Inc.	Rent A Space, 1969 W. Main St., Salem, VA 24153	Leased
DS Services of America, Inc.	River Watch, 922 Stevens Creek Road, Augusta, GA 30907, Unit D9	Leased
DS Services of America, Inc.	Safety Lock and Storage, 6045 W Pierson Rd., Flushing, MI 48433, Unit 196	Leased
DS Services of America, Inc.	Space Place Storage, 110 Newland Rd., Columbia, SC 29229, Unit A94	Leased
DS Services of America, Inc.	Space World, 2810 S. Boulder Ave., Russellville, AR, Unit H1/39	Leased
DS Services of America, Inc.	Storage Center, 200 Seller Street, Martinsville, VA 24112, Unit 2203	Leased
DS Services of America, Inc.	Storage Plex of Kingsport, 2417 East Stone Drive, Kingsport, TN 37660, Unit D58	Leased
DS Services of America, Inc.	Synergetics Properties, 501 Highway 12, Starksville, MS 39759, Unit 380	Leased
DS Services of America, Inc.	Uncle Bob’s, 11 Integra Dr., Concord, NH 03301, Unit E198	Leased
DS Services of America, Inc.	WLH Leasing, 5810 N Grimes, Hobbs, NM 88240, Unit SA	Leased
DS Services of America, Inc.	Call Center, 310 County Line Road, Lakeland, FL 33810	Leased
DS Services of America, Inc.	Office, 2300 Windy Ridge Pkwy, Atlanta GA 30339	Leased

* * * CONFIDENTIAL * * *

(b) Intellectual Property:

Patents

United States

Owner	Registration Number	Date	Description
Cott Corporation Corporation Cott	6,112,924	9/5/2000	Container with base having cylindrical legs with circular feet
Cott Beverages Inc.	D579,337	12/28/2008	Bottle
Cott Beverages Inc.	D469,697	2/4/2003	Ornamental design for a container
Cliffstar LLC	13/712,747	12/13/2012	Pterostilbene and PVP grape juice extract combination for treatment of Metabolic, Vascular and Neurodegenerative disorders
Sparkletts Waters of North America, LP	D418,423	1/4/2000	Jug
Suntory Water Group, Inc.	D425,422	5/23/2000	Combined single serving water bottle and closure
DS Waters of America, Inc.	8,113,382	2/14/2012	Bottled water center
DS Waters of America, Inc.	8,360,272	1/29/2013	Bottled water center

* * * CONFIDENTIAL * * *

Trademarks

United States

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
DS Services of America, Inc.	4,202,794	9/4/2012	10K
DS Services of America, Inc.	3,473,432	7/22/08
DS Services of America, Inc.	2,093,790	9/2/1997	ABITA SPRINGS
DS Services of America, Inc.	2,100,478	9/23/1997	ABITA SPRINGS
DS Services of America, Inc.	2,082,990	7/29/1997	ABITA SPRINGS
DS Services of America, Inc.	2,076,858	7/8/97
Cott Beverages Inc.	1,840,794	6/21/94	ALASKAN FALLS
Cott Beverages Inc.	1,856,389	9/27/94	ALASKAN FALLS & Design
DS Services of America, Inc.	1,819,231	2/1/1994	ALHAMBRA
DS Services of America, Inc.	2,301,785	12/21/1999	ALHAMBRA
DS Services of America, Inc.	1,380,916	1/28/1986	ALHAMBRA
DS Services of America, Inc.	3,594,216	3/24/2009	ALHAMBRA
DS Services of America, Inc.	1,999,405	9/10/96
Cott Beverages Inc.	1,776,022	6/8/93	AMERICAN CLASSIC
Cott Beverages Inc.	4,377,137	7/30/2013	AQUA MIST
DS Services of America, Inc.	3,143,277	9/12/2006	ATHENA
DS Services of America, Inc.	4,214,325	9/25/2012	ATHENA
DS Services of America, Inc.	2,903,885	9/16/2004	ATHENA
DS Services of America, Inc.	2,990,282	8/30/2005	ATHENA
DS Services of America, Inc.	3,030,066	12/13/2005	ATHENA
DS Services of America, Inc.	3,823,247	7/20/2010	ATHENA
DS Services of America, Inc.	3,838,228	8/24/2010	ATHENA
DS Services of America, Inc.	3,850,480	9/21/10
DS Services of America, Inc.	2,924,215	2/1/2005	ATHENA PARTNERS

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	4,328,340	4/30/2013	ATHENA WARRIORS
Cott Beverages Inc.	4,103,147	2/21/2012	BAY ESTATE TEA CO.
DS Services of America, Inc.	1,473,752	1/26/1988	BELMONT SPRINGS
DS Services of America, Inc.	3,594,217	3/24/2009	BELMONT SPRINGS
DS Services of America, Inc.	1,474,411	1/26/1988	BELMONT SPRINGS
DS Services of America, Inc.	1,828,483	3/28/94
DS Services of America, Inc.	2,680,005	1/28/03
DS Services of America, Inc.	2,845,136	5/25/04
Cott Beverages Inc.	4,168,724	7/3/2012	BUBBLING CAULDRON
Cliffstar LLC	4,452,746	12/17/2013	CHADWICK BAY
Cliffstar LLC	3,662,236	7/28/09	CHADWICK BAY
Cliffstar LLC	3,791,642	5/18/10	CHADWICK BAY
Cliffstar LLC	3,768,307	3/30/10	CHADWICK BAY & Design
Cott Beverages Inc.	1,959,704	3/5/1996	CLEAR CHOICE
Cott Beverages Inc.	4,227,380	10/16/2012	CLOUDBURST PEACH GRAPEFRUIT
Cott Beverages Inc.	4,050,731	11/1/2011	COCONUT WAVE
DS Services of America, Inc.	1,464,793	11/10/1987	COLORADO CRYSTAL
Cott Beverages Inc.	4,004,400	8/2/2011	COTT
Cott Beverages Inc.	679,364	5/26/59	Cott (Stylized)
Cliffstar LLC	3,888,088	12/7/2010	CRANSTAR 90
Cliffstar LLC	3,842,394	8/31/2010	CRANSTAR 90
DS Services of America, Inc.	4,158,388	6/12/2012	CREATED FOR THE CAUSE
DS Services of America, Inc.	4,246,463	11/20/2012	CREATED FOR THE CAUSE
DS Services of America, Inc.	3,340,862	11/20/2007	CRYSTAL SPRINGS
DS Services of America, Inc.	2,662,265	12/17/02
DS Services of America, Inc.	1,335,806	5/14/85	CRYSTAL-FRESH
DS Services of America, Inc.	1,273,807	4/10/84	DEEP ROCK[1]

[1]	Unreleased security interest in favor of Madison Capital Funding LLC (executed 9/21/2004; recorded at trademark reel/frame 4066/0410).

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	1,273,133	4/3/84	DEEP ROCK[1]
DS Services of America, Inc.	1,279,411	5/29/84	DEEP ROCK[1]
DS Services of America, Inc.	3,587,821	3/10/09
Cott Beverages Inc.	4,254,469	12/4/2012	DOWNPOUR CHERRY LIMEADE
Cott Beverages Inc.	2,186,730	9/1/98	DR. STRIPES
Cott Beverages Inc.	2,237,271	4/6/99	DR. VESS
DS Services of America, Inc.	4,060,788	11/22/2011	DRINK TO YOUR GOOD HEALTH
DS Services of America, Inc.	4,060,610	11/22/2011	DRINK TO YOUR GOOD HEALTH
DS Services of America, Inc.	3,921,593	2/22/2011	DRINK TO YOUR HEALTH
DS Services of America, Inc.	3,469,275	7/15/2008	DS WATERS
DS Services of America, Inc.	3,381,515	2/12/2008	DS WATERS
DS Services of America, Inc.	3,415,547	4/22/08
DS Services of America, Inc.	3,647,052	6/30/2009	EAT CHOCOLATE. FIND A CURE
DS Services of America, Inc.	3,696,998	10/13/2009	EAT CHOCOLATE. FIND A CURE
Cott Beverages Inc.	3,614,572	1/9/08	EMERGE
DS Services of America, Inc.	4,214,380	9/25/2012	ENVIROBOTTLE
DS Services of America, Inc.	4,401,800	9/10/2013	ENVIROPAC
DS Services of America, Inc.	4,354,317	6/18/2013	ENVIROPAC
DS Services of America, Inc.	4,401,801	9/10/13	ENVIROPAC LIGHTWEIGHT BOTTLES, 50% LESS PLASTIC, AND 100% RECYCLABLE
DS Services of America, Inc.	4,354,318	6/18/13
Cliffstar LLC	3,865,778	10/19/2010	EXACT
DS Services of America, Inc.	2,058,243	4/29/1997	EXOTIC ISLE
DS Services of America, Inc.	2,633,723	10/15/2002	EZBREW
Cott Beverages Inc.	3,641,839	12/7/07	FORTIFIDO
Cott Beverages Inc.	3,688,035	12/21/07	FORTIFIDO & Design
Cott Beverages Inc.	3,880,679	11/23/2010	FREEDOM FROM THIRST

* * * CONFIDENTIAL * * *

Cott Beverages Inc.	1,956,754	2/13/96	FRUIT MIST
Cott Beverages Inc.	3,134,313	8/22/06	FRUIT MIST
DS Services of America, Inc.	1,806,322	11/23/1993	GEORGIA MOUNTAIN
DS Services of America, Inc.	3,650,003	3/7/1995	GLACIER BAY
Cliffstar LLC	1,694,722	6/16/92	GOLDEN CROWN
Cliffstar LLC	700,638	7/5/60	GOLDEN CROWN
Cliffstar LLC	966,665	8/21/73	GOLDEN CROWN
DS Services of America, Inc.	2,865,943	7/27/2004	GOLDEN LEAF
DS Services of America, Inc.	4,285,166	2/5/13
Cott Beverages Inc.	4,302,289	3/12/2013	GOOD SHOT & Design
Cott Beverages Inc.	4,168,725	7/3/2012	GRAPENSTEIN
DS Services of America, Inc.	1,857,234	10/4/1994	GREAT TASTE
DS Services of America, Inc.	3,713,056	11/17/2009	GREENMOBILE
DS Services of America, Inc.	0,890,568	5/5/1970	H & S
Cliffstar LLC	4,429,259	11/5/2013	HARBORSIDE
Cliffstar LLC	3,385,483	2/18/2008	HARVEST CLASSIC
Cliffstar LLC	3,779,599	4/20/2010	HARVEST CLASSIC
DS Services of America, Inc.	0,868,229	4/15/1969	HINCKLEY & SCHMITT
DS Services of America, Inc.	2,635,764	10/15/2002	HINCKLEY SPRINGS
DS Services of America, Inc.	3,594,218	3/24/2009	HINCKLEY SPRINGS
DS Services of America, Inc.	2,668,365	12/31/02
DS Services of America, Inc.	3,110,802	7/4/06
DS Services of America, Inc.	2,832,247	4/13/04
Cott Beverages Inc.	3,702,862	10/27/09	HOOVER’S BARREL ROOT BEER
Cott Beverages Inc.	4,219,232	10/2/2012	HYDROSPHERE CRANBERRY
Cott Beverages Inc.	3,412,299	4/15/08	INKED
Cott Beverages Inc.	1,507,436	10/4/88	IT’S COTT TO BE GOOD!
DS Services of America, Inc.	2,080,228	7/15/1997	JAVARAMA

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	3,223,881	4/3/07
DS Services of America, Inc.	2,265,142	7/27/1999	JR. SPORT
Cliffstar LLC	2,351,102	5/23/00	JUICEY MAGIC
DS Services of America, Inc.	1,858,306	10/18/1994	KENTWOOD
DS Services of America, Inc.	1,862,686	11/15/1994	KENTWOOD
DS Services of America, Inc.	1,376,422	12/17/85
DS Services of America, Inc.	1,376,169	12/17/85
DS Services of America, Inc.	2,169,782	6/30/98	KENTWOOD SPRINGS
DS Services of America, Inc.	3,608,380	4/21/09	KENTWOOD SPRINGS
DS Services of America, Inc.	2,927,281	2/22/05
DS Services of America, Inc.	2,273,841	8/31/99
DS Services of America, Inc.	1,741,749	12/22/92
DS Services of America, Inc.	1,718,540	9/22/92
Cott Beverages Inc.	3,758,493	3/9/10	LOOPY LIMON
Cott Beverages Inc.	3,781,937	4/27/10	MISH MASH MOUNTAIN
Cott Beverages Inc.	3,995,272	7/12/2011	MISTAYA
DS Services of America, Inc.	3,998,501	7/19/11
DS Services of America, Inc.	3,958,946	5/10/11	MOMMYMESSENGER
DS Services of America, Inc.	3,848,943	9/14/10
DS Services of America, Inc.	4,206,717	9/11/12	MOUNT OLYMPUS
DS Services of America, Inc.	2,310,943	1/25/00
DS Services of America, Inc.	4,305,920	3/19/13

* * * CONFIDENTIAL * * *

Cott Beverages Inc.	2,196,482	10/13/98	MOUNTAIN STARS
DS Services of America, Inc.	4,003,741	7/26/2011	MPROVE
Cott Beverages Inc.	4,626,491	10/21/2014	MULBERRY FARMS
DS Services of America, Inc.	4,132,660	4/24/2012	MY UTAPIA
DS Services of America, Inc.	1,527,257	2/28/1989	NURSERY
DS Services of America, Inc.	4,080,744	1/3/2012	NURSERY FAMILY REWARDS
DS Services of America, Inc.	3,599,261	3/31/2009	NURSERY PURE FUN ZONE
Cott Beverages Inc.	4,302,290	3/12/2013	ON-THE-GO GOODNESS
DS Services of America, Inc.	3,593,704	3/24/2009	OZONE
Cott Beverages Inc.	3,558,745	1/6/09	Paw Print Design
Cott Beverages Inc.	4,227,315	10/6/2011	PRECIPITATION WATERMELON
DS Services of America, Inc.	4,206,640	9/11/2012	PURE + REFRESHING
DS Services of America, Inc.	4,191,128	8/14/12
DS Services of America, Inc.	3,486,185	8/12/2008	PURELY REFRESHING
DS Services of America, Inc.	3,146,221	9/19/2006	PURELY REFRESHING. PERSONALLY DELIVERED.
DS Services of America, Inc.	3,455,187	6/24/08	PURELY REFRESHING. PERSONALLY DELIVERED. EVERY TWO WEEKS.
DS Services of America, Inc.	3,529,025	11/4/08
Cott Beverages Inc.	3,331,023	11/6/07	RED RAIN
Cott Beverages Inc.	4,325,586	5/29/2012	REDEEM
DS Services of America, Inc.	4,149,908	5/29/2012	RELYANT
DS Services of America, Inc.	4,019,967	8/30/2011	RENEW
DS Services of America, Inc.	4,016,420	8/23/2011	REWARD
DS Services of America, Inc.	3,481,217	8/5/2008	ROAST 2 COAST
DS Services of America, Inc.	3,422,659	5/6/2008	ROAST 2 COAST
DS Services of America, Inc.	4,285,165	2/5/13
DS Services of America, Inc.	3,489,905	8/19/2008	SERVICE YOU CAN COUNT ON. QUALITY YOU CAN TRUST.
DS Services of America, Inc.	3,427,453	5/13/2008	SET A COURSE FOR GREAT SERVICE
DS Services of America, Inc.	3,427,452	5/13/2008	SET A COURSE FOR GREAT TASTE
Cliffstar LLC	2,394,075	10/10/00	SHANSTAR
Cliffstar LLC	3,657,785	7/21/09	SHANSTAR
DS Services of America, Inc.	1,428,913	2/17/1987	SIERRA

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	2,769,409	9/30/2003	SIERRA SPRINGS
DS Services of America, Inc.	3,594,219	3/24/2009	SIERRA SPRINGS
DS Services of America, Inc.	2,719,606	5/27/03
DS Services of America, Inc.	2,680,006	1/28/03
Cott Beverages Inc.	3,129,255	8/15/06	SO CLEAR
DS Services of America, Inc.	4,246,666	11/20/2012	SPARKLETTS
DS Services of America, Inc.	2,301,772	12/21/1999	SPARKLETTS
DS Services of America, Inc.	2,225,430	2/23/1999	SPARKLETTS
DS Services of America, Inc.	0,625,100	4/10/56	SPARKLETTS
DS Services of America, Inc.	3,437,557	5/27/08
DS Services of America, Inc.	3,437,556	5/27/08
DS Services of America, Inc.	1,464,791	11/10/1987	SPRINGLITE
DS Services of America, Inc.	4,434,961	11/19/2013	STANDARD
DS Services of America, Inc.	2,537,522	2/12/2002	STANDARD COFFEE
DS Services of America, Inc.	1,272,975	4/3/84
DS Services of America, Inc.	1,832,094	4/19/1994	STANDGUARD
DS Services of America, Inc.	4,578,291	8/5/2014	STANDGUARD
DS Services of America, Inc.	1,967,133	4/9/1996	STANDGUARD
DS Services of America, Inc.	4,278,509	1/22/13
DS Services of America, Inc.	1,820,550	2/8/94
DS Services of America, Inc.	1,970,243	4/23/96
DS Services of America, Inc.	1,112,920	2/6/79
Cott Beverages Inc.	2,495,194	10/9/01	STARS & STRIPES
Cott Beverages Inc.	2,713,932	5/6/03	STARS & STRIPES
Cott Beverages Inc.	4,223,120	10/9/2012	STORM SURGE ORANGE PASSIONFRUIT
DS Services of America, Inc.	4,152,122	6/5/2012	STRENGTH

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	2,083,253	7/29/97
DS Services of America, Inc.	1,525,495	2/21/1989	THE PURE WATER PEOPLE
Cott Beverages Inc.	3,525,061	10/28/08	THE TASTE OF LONGEVITY
Cott Beverages Inc.	1,335,803	5/14/1985	TOP POP
Cott Beverages Inc.	1,285,484	7/10/1984	TOP POP (Stylized)
DS Services of America, Inc.	2,173,994	7/14/98
Cliffstar LLC	2,163,690	6/9/98	TRAXX
DS Services of America, Inc.	3,414,857	4/22/2008	TRUST IN A BOTTLE
Cott Beverages Inc.	3,723,436	12/8/09	U FORCE
Cott Beverages Inc.	555,776	3/11/52	VESS (Stylized)
Cott Corporation	3,149,060	9/26/06	VINTAGE
Cott Beverages Inc.	1,091,057	5/9/78	VINTAGE
Cott Corporation	3,149,059	9/26/06	VINTAGE & Design
Cott Beverages Inc.	1,273,007	4/3/84	VINTAGE & Design
DS Services of America, Inc.	3,595,426	3/24/09
DS Services of America, Inc.	3,033,282	12/20/05
Cott Beverages Inc.	110,004	4/25/16	WHISTLE (Stylized)
DS Services of America, Inc.	3,319,455	10/23/07
DS Services of America, Inc.	2,931,796	3/8/05

* * * CONFIDENTIAL * * *

Colorado

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
DS Waters of America, Inc.	19851009631	7/15/52	DEEP ROCK
Deep Rock Water Co.	20081377384	7/15/08	DEEP ROCK WATER
Deep Rock Water Co.	20081527881	10/3/08	DEEP ROCK WATER

Louisiana

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
DS Waters of America, Inc.	542723	10/31/96	THE ABITA MAN CAN
DS Waters of America, Inc.	541043	4/25/96	ABITA SPRINGS Logo: Indian Maiden on top of stacked name
DS Waters of America, Inc.	541042	4/25/96	ABITA SPRINGS Logo 2: With letters stacked, with “I” represented by idealized water stream
DS Waters of America, Inc.	541044	4/25/96	TASTE THE LEGEND

Maryland

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
DS Waters of America, Inc.	2001-01295	8/30/01	CRYSTAL SPRINGS

Nebraska

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
Mile-Hi Deep Rock Water Co.	6858619	6/7/68	DEEP ROCK

New Jersey

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
DS Waters of America, LP	15935	10/4/99	CRYSTAL SPRINGS

* * * CONFIDENTIAL * * *

West Virginia

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
DS Waters of America Inc.	1006690	7/30/2001

Wisconsin

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
DS Waters of America, Inc.	20120002106	6/20/12	STANDARD COFFEE SERVICE COMPANY
DS Waters of America, Inc.	20120002107	6/20/12	RELYANT
DS Waters of America, Inc.	20075701156	1/24/07	DS WATERS
DS Waters of America, Inc.	20065700912	12/8/06	HINCKLEY SPRINGS

* * * CONFIDENTIAL * * *

United States

Trademark Applications

Owner	Application Number	Filing Date	Trademark
Cott Beverages Inc.	85/361,449	7/1/2011	ORCHARD FALLS
Cott Beverages Inc.	85/532,342	2/2/2012	HARVEST PREMIUM
Cott Beverages Inc.	85/659,027	6/22/2012	CLEAR FUSIONS
Cott Beverages Inc.	85/799,759	12/11/2012	AQUA COLORS
Cott Beverages Inc.	85/811,183	12/27/2012	NATURAL REFRESHMENT IS SO CLEAR
Cott Beverages Inc.	85/815,760	1/4/2013	AQUA FLOW
Cott Beverages Inc.	85/820,437	1/10/2013	BLAK MAX
Cott Beverages Inc.	85/938,797	5/21/2013	COTT
Cott Beverages Inc.	85/843,776	2/7/2013	MOUNTAIN FIZZ
Cott Beverages Inc.	85/875,497	3/313/2013	AQUA FLOW BENEFITS
Cott Beverages Inc.	85/875,506	3/13/2013	BLAK MAX & Bird Design
Cott Beverages Inc.	85/955,748	6/10/2013	STARS & STRIPES
Cott Beverages Inc.	86/007,023	7/10/2013	¡Ajúa!
Cott Beverages Inc.	86/114,914	11/11/2013	BILLION BUBBLE BEVERAGE
Cott Beverages Inc.	86/113,441	11/8/2013	EMERGE
Cott Beverages Inc.	86/146,802	12/18/2013	MULBERRY FARMS Logo
Cott Beverages Inc.	86/296,105	5/30/2014	ARCTIC COOLER
Cliffstar LLC	86/026,569	8/1/2013	SCIOPTRIENT
Cliffstar LLC	86/026,595	8/1/2013	SCIOCRAN
Cliffstar LLC	86/026,612	8/1/2013	SCIOCRAN 90
Cliffstar LLC	86/073,522	12/24/2013	FRUIT SYSTEMS FROM NATURE
Cliffstar LLC	86/097,868	10/22/2013	Scioptrient Logo
Cliffstar LLC	86/097,881	10/22/2013	FORMULATING GOODNESS
Cliffstar LLC	85/760,999	10/23/2012	HARBORSIDE
Cliffstar LLC	85/820,466	1/10/2013	HARBORSIDE
DS Services of America, Inc.	85/836,095	1/30/13	AQUA CAFÉ
DS Services of America, Inc.	85/931,919	5/14/13	DS SERVICES

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	86/200,977	2/21/14
DS Services of America, Inc.	86/200,971	2/21/14
DS Services of America, Inc.	86/049,430	1/14/14
DS Services of America, Inc.	85/903,496	4/13/13
DS Services of America, Inc.	86/228,819	3/21/14	TERRAZA

* * * CONFIDENTIAL * * *

Canadian

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
Cott Corporation Corporation Cott	TMA790720	February 15, 2011	ACAI-BLU
Cott Corporation Corporation Cott	TMA211456	January 16, 1976	ALLAN & DESIGN
Cott Corporation Corporation Cott	TMA192404	July 6, 1973	ALLAN & DESIGN
Cott Corporation Corporation Cott	TMA200922	August 2, 1974	ALLAN DESIGN
Cott Corporation Corporation Cott	TMA176290	May 21, 1971	APPIA
Cott Corporation Corporation Cott	TMA874253	March 26, 2014	AQUAVIT
Cott Corporation Corporation Cott	TMA677482	November 22, 2006	AQUEL
DS Waters of America, Inc.	TMA679838	January 19, 2007	ATHENA
Cliffstar LLC	TMA526177	March 30, 2000	BERRY-DACTYL
Cott Corporation Corporation Cott	TMA318708	September 19, 1986	BESSEY’S ROYALE
Cliffstar LLC	TMA540303	January 25, 2001	BREAKWATER
Cott Corporation Corporation Cott	TMA823528	May 7, 2012	BONE CHILLIN’
Cott Corporation Corporation Cott	TMA314791	May 30, 1986	CHATEAU
Cott Corporation Corporation Cott	TMA169911	July 3, 1970	CHATEAU DRY
Cliffstar LLC	TMA831674	September 10, 2012	CHADWICK BAY
Cott Corporation Corporation Cott	TMA826482	June 18, 2012	CHIKARA
Cott Corporation Corporation Cott	TMA677662	November 27, 2006	COLA KICKER

* * * CONFIDENTIAL * * *

Owner	Registration Number	Registration Date	Trademark
Cott Corporation Corporation Cott	TMA839536	January 8, 2013	COOL BREEZE
Cliffstar LLC	TMA525950	March 28, 2000	COOLY-SAURUS
Cott Corporation Corporation Cott	TMA681297	February 7, 2007	COTT
Cott Corporation Corporation Cott	TMA166849	December 12, 1969	COTT DESIGN
Cott Corporation Corporation Cott	TMA454922	March 1, 1996	COTT UP
Cott Corporation Corporation Cott	TMA560006	April 9, 2002	DAZZLE
Cott Corporation Corporation Cott	TMA183886	June 23, 1972	DENIS
Cott Corporation Corporation Cott	TMA557585	February 7, 2002	DRACOLA
Cott Corporation Corporation Cott	TM826481	June 18, 2012	DRUIDIC
Cott Corporation Corporation Cott	TMA832564	September 21, 2012	EMERGE
Cott Corporation Corporation Cott	TMA826479	June 28, 2012	EURO CITRUS
Cott Corporation Corporation Cott	TMA875144	April 7, 2014	FABFIFTY
Cott Corporation Corporation Cott	TMA316011	July 4, 1986	FIZZ-UP
Cott Corporation Corporation Cott	TMA498545	August 12, 1998	FRUIT RIOT
Cott Corporation Corporation Cott	TMA874244	March 26, 2014	FRUVESCENT
Cott Corporation Corporation Cott	TMA200531	July 12, 1974	GIGGLE
Cott Corporation Corporation Cott	TMA870118	January 29, 2014	GOLDEN CROWN
Cliffstar LLC	TMA526176	March 30, 2000	GRAPE-A-DON
Cliffstar LLC	TMA542773	March 21, 2001	HARBORSIDE
Cliffstar LLC	TMA528970	June 12, 2000	HARBOURSIDE
Cliffstar LLC	TMA565471	August 2, 2002	HARBOURSIDE CAFÉ
Cott Corporation Corporation Cott	TMA601461	February 5, 2004	HIKO

* * * CONFIDENTIAL * * *

Owner	Registration Number	Registration Date	Trademark
Cott Corporation Corporation Cott	TMA669184	August 2, 2006
Cott Corporation Corporation Cott	TMA738392	April 24, 2009	INKED
Cott Corporation Corporation Cott	TMA169219	May 15, 1970	IT’S COTT TO BE GOOD
Cott Corporation Corporation Cott	UCA003822	September 7, 1934	KIK
DS Waters of America, Inc.	TMA850258	May 6, 2013
Cott Corporation Corporation Cott	TMA318709	September 19, 1986	MY MILKMAN/MON LAITIER
DS Waters of America, Inc.	TMA775702	August 27, 2010	NURSERY
Cott Corporation Corporation Cott	TMA877479	May 8, 2014	ORIENT EMPORIUM TEA CO.
Cott Corporation Corporation Cott	TMA826480	June 18, 2012	OROBUS
Cott Corporation Corporation Cott	TMA515952	August 31, 1999	PLAYA PUNCH
Cott Corporation Corporation Cott	TMA204387	January 10, 1975	POP BOTTLE & DESIGN
Cott Corporation Corporation Cott	TMA654659	December 8, 2005	RED RAIN
Cott Corporation Corporation Cott	TMA297662	November 30, 1984	ROYAL CREST BEVERAGES
Cliffstar LLC	TMA525800	March 27, 2000	SABER BLUE TIGER
Cliffstar LLC	TMA527377	May 5, 2000	SEA WITCH
DS Waters of America, Inc.	TMA451050	December 1, 1995	SIERRA
Cliffstar LLC	TMA528563	May 30, 2000	SPOUTIN’ WHALE
Cliffstar LLC	TMA525798	March 27, 2000	STEGASAURUS
Cott Corporation Corporation Cott	TMA790186	February 9, 2011	SOCLEAR
Cott Corporation Corporation Cott	TMA861850	October 2, 2013	SOUTHERN SPLASH
Cott Corporation Corporation Cott	TMA335965	December 31, 1987	SUN MOUNTAIN

* * * CONFIDENTIAL * * *

Owner	Registration Number	Registration Date	Trademark
Cott Corporation Corporation Cott	TMA343501	August 5, 1988	SUN MOUNTAIN SPRINGS & DESIGN
Cott Corporation Corporation Cott	TMA541530	February 26, 2001	SUPER FRUIT & DESIGN
Cott Corporation Corporation Cott	TMA740094	May 13, 2009	TATTOO DESIGN
Cliffstar LLC	TMA525804	March 27, 2000	TRAXX
Cott Corporation Corporation Cott	TMA171028	September 4, 1970	VERCHERES
Cott Corporation Corporation Cott	TMA845952	March 12, 2013	VESS
Cott Corporation Corporation Cott	TMA862370	October 9, 2013	VIT-20
Cott Corporation Corporation Cott	TMA862369	October 9, 2013	VIT2O & Design
DS Waters of America, Inc.	TMA615540	July 22, 2004

Canadian

Trademark Applications

Owner	Application Number	Date	Trademark
Cott Corporation Corporation Cott	1646837	October 8, 2013	A BETTER FIT FOR AN ACTIVE LIFE
Cott Corporation Corporation Cott	1611801	September 6, 2013	AQUA FLOW
Cott Corporation Corporation Cott	1607263	September 6, 2013	AQUEL
Cott Corporation Corporation Cott	1580754	January 11, 2013	BLACK NINE
Cliffstar LLC	1588879	May 16, 2014	CHADWICK BAY
Cott Corporation Corporation Cott	1363038(01)	September 6, 2013	EMERGE
Cliffstar LLC	1583918	August 2, 2013	FRUITACCATO
Cott Corporation Corporation Cott	1580755	January 25, 2013	FIRST TEE
Cott Corporation Corporation Cott	1577567	January 25, 2013	GOLDEN C
Cott Corporation Corporation Cott	1614943	September 20, 2013	LEMON BLASTER
Cott Corporation Corporation Cott	1632343	May 21, 2014	P & PLAY MAKER DESIGN
Cott Corporation Corporation Cott	1613626	September 20, 2013	PLAY MAKER

* * * CONFIDENTIAL * * *

Owner	Application Number	Date	Trademark
Cott Corporation Corporation Cott	1516119	January 11, 2013	RED HARD
Cott Corporation Corporation Cott	1624044	March 12, 2014	SKINNY CAT
Cott Corporation Corporation Cott	1546243	September 7, 2012	SWOOSH

United Kingdom

Trademark Registrations

Owner	Registration Number	Registration Date	Trademark
Cott Beverages Limited	2388793	07-APR-2005	1 ONE FRUIT words and device (series of 4)
BCB Beverages Limited	2153665	13-NOV-1998	DR LOONY’S BOUNCY BUBBLEGUM
BCB Beverages Limited	2153663	13-NOV-1998	DR LOONY’S STRAWERRY JELLY
BCB Beverages Limited	2153662	13-NOV-1998	DR LOONY’S ICE CREAM SODA
BCB Beverages Limited	2115574	05-JUNE-1998	DR LOONY’S
BCB Beverages Limited	2108880	04-APR-1997	VIXEN
BCB Beverages Limited	2068275	04-JULY-1997	DR LOONY’S CHERRY CHOCOLATE DREAM
BCB Beverages Limited	2029496	09-APR-1996	EDGE
Cott Beverages Limited	580919	28-OCT-1937	SUNVILL
Cott Beverages Limited	735064	15-OCT-1954	SUNQUEN
Cott Beverages Limited	893935	30-APR-1966	SUNSPRING
Cott Beverages Limited	1085655	26-OCT-1977	BENSADE
Cott Beverages Limited	B1155810	16-JUN-1981	CARTERS
Cott Beverages Limited	1410043	06-DEC-1989	Macaw Logo
Cott Beverages Limited	1410044	06-DEC-1989	MACAW
Cott Beverages Limited	1410045	06-DEC-1989	MACAW
Cott Beverages Limited	1548609	24-SEPT-1993	MINERVA
Cott Beverages Limited	1585492	12-SEPT-1994	COTT RETAIL BRANDS
Cott Beverages Limited	1585494	12-SEPT-1994	COTT
Cott Beverages Limited	2004126	01-DEC-1994	CRYSTAL QUARTZ
Cott Beverages Limited	2016370	01-APR-1995	POP FACTORY
Cott Beverages Limited	2102231	08-JUN-1996	BEN SHAWS
Cott Beverages Limited	2121072	16-JAN-1997	CARTERS GOLD
Cott Beverages Limited	2135258	07-JUN-1997	CARTERS ROYAL
Cott Beverages Limited	2180203	21-OCT-1998	CONNOISSEUR
Cott Beverages Limited	2189200	18-FEB-1999	BENJAMIN SHAW
Cott Beverages Limited	2207437	02-SEP-1999	BULLRING
Cott Beverages Limited	2223475	24-FEB-2000	cola@cott.uk

* * * CONFIDENTIAL * * *

Owner	Registration Number	Registration Date	Trademark
Cott Beverages Limited	2224197	02-MAR-2000	7X
Cott Beverages Limited	2228207	04-APR-2000	RED ROOSTER
Cott Beverages Limited	2235324	08-JUN-2000	CARTERS SIMPLY CLEAR
Cott Beverages Limited	2241867	07-AUG-2000	DR. LOVE DR. HATE
Cott Beverages Limited	2296314	25-MAR-2002	Macaw Head Logo
Cott Beverages Limited	2296317	25-MAR-2002	MACAW (stylized)
Cott Beverages Limited	2308918	23-AUG-2002	IN THE MIX
Cott Beverages Limited	2309729	04-SEP-2002	JUS DE VIE
Cott Beverages Limited	2322716	03-FEB-2003	RR Logo
Cott Beverages Limited	2323810	14-FEB-2003	Drops Logo
Cott Beverages Limited	2323815	18-FEB-2003	H2 & Apple Device
Cott Beverages Limited	2323816	18-FEB-2003	H2 & Orange Device
Cott Beverages Limited	2323959	17-FEB-2003	H2 & Lemon Device
Cott Beverages Limited	2323960	17-FEB-2003	H2 & Berries Device
Cott Beverages Limited	2323961	17-FEB-2003	H2 & Raspberries Device
Cott Beverages Limited	2323962	17-FEB-2003	H2 & Fruit Device
Cott Beverages Limited	2335475	21-JUN-2003	H2 ORANGE SPORTS DRINK & Device
Cott Beverages Limited	2335476	21-JUN-2003	H2 GRAPEFRUIT SPORTS DRINK & Device
Cott Beverages Limited	2335477	21-JUN-2003	H2 LEMON & LIME SPORTS DRINK & Device
Cott Beverages Limited	2350295	01-DEC-2003	COTT WAIST WATCHERS
Cott Beverages Limited	2355744	13-FEB-2004	REFRESHMENT ROOSTER
Cott Beverages Limited	2355745	13-FEB-2004	SPORT ROOSTER
Cott Beverages Limited	2365980	17-JUN-2004	JUICEFUL
Cott Beverages Limited	2365981	17-JUN-2004	EMERGE
Cott Beverages Limited	2367778	08-JUL-2004	ROOSTER ENERGY
Cott Beverages Limited	2367781	08-JUL-2004	ROOSTER SPORT
Cott Beverages Limited	2381243	24-DEC-2004	EAU SO CLEANSING
Cott Beverages Limited	2382284	24-DEC-2004	EAU SO UPLIFTING
Cott Beverages Limited	2382285	24-DEC-2004	EAU SO SKINNY
Cott Beverages Limited	2382970	27-JAN-2005	K PLUS
Cott Beverages Limited	2382971	27-JAN-2005	S PLUS
Cott Beverages Limited	2383853	08-FEB-2005	EAU SO SLIMMING
Cott Beverages Limited	2436935	27-OCT-2006	ORIENT EMPORIUM TEA CO
Cott Beverages Limited	2437990	09-NOV-2006	SOCLEAR SPARKLING WATER & Device
Cott Beverages Limited	2447932	27-FEB-2007	BARE ALL
Cott Beverages Limited	2453046	20-APR-2007	BARE ALL Logo
Cott Beverages Limited	2460295	04-JUL-2007	DRINK A RAINBOW
Cott Beverages Limited	2486529	02-MAY-2008	THE JUICIER COMPANY
Cott Beverages Limited	2489102	03-JUN-2008	SO CLEAR ORGANIC & Device

* * * CONFIDENTIAL * * *

Owner	Registration Number	Registration Date	Trademark
Cott Beverages Limited	2490146	16-JUN-2008	50 5IFTY logo
Cott Beverages Limited	2490156	16-JUN-2008	THE JUICIER COMPANY logo
Cott Beverages Limited	2490262	17-JUN-2008	AMICI
Cott Beverages Limited	2493124	18-JUN-2008	JUSCI
Cott Beverages Limited	2491260	27-JUN-2008	SPARKLE & CO
Cott Beverages Limited	2493881	29-JUL-2008	SO CLOUDY & Device
Cott Beverages Limited	2503383	26-NOV-2008	RED RAIN
Cott Beverages Limited	2509315	23-FEB-2009	SLINGSHOT
Cott Beverages Limited	2510656	09-MAR-2009	RED ROOSTER SUPER CHARGE
Cott Beverages Limited	2530006	27-OCT-2009	EMERGE ENERGY SHOT
Cott Beverages Limited	2530004	27-OCT-2009	EMERGE STIMULATION SHOT
Cott Beverages Limited	741803	29-APR-1955	SUNCHARM
Cott Private Label Limited	1212243	07-FEB-1984	CARNIVAL
Cott Private Label Limited	1304592	20-MAR-1987	CARTERS SPLASH
Cott Private Label Limited	B1304593	20-MAR-1987	CARTERS SUMMERTIME
Cott Private Label Limited	1304594	20-MAR-1987	CARTERS CLASSIC
Cott Private Label Limited	1304595	20-MAR-1987	CARTERS S’JOOSEY
Cott Private Label Limited	1372172	04-FEB-1989	ENGLISH ROYAL
Cott Private Label Limited	1372173	04-FEB-1989	CARTERS FIVE STAR
Cott Private Label Limited	1389777	29-JUN-1989	PINACO
Cott Private Label Limited	1443701	29-SEP-1990	CARTERS
Cott Private Label Limited	1480021	19-OCT-1991	EXTRATIME
Cott Private Label Limited	1536181	18-MAY-1993	Carters Soda Label
Cott Private Label Limited	2028345	26-JUL-1995	Carters CIDER SHANDY Label
Cott Private Label Limited	2115862	14-NOV-1996	TOP KATS
Cott Private Label Limited	2115866	14-NOV-1996	HAPPY POPS
Cott Private Label Limited	2118920	17-DEC-1996	MEGASAURUS
Cott Private Label Limited	2120141	07-JAN-1997	WAM
Cott Private Label Limited	2120329	09-JAN-1997	SPOOF
Cott Private Label Limited	2120417	10-JAN-1997	AXESS
Cott Private Label Limited	2120455	10-JAN-1997	NEON
Cott Private Label Limited	2120457	10-JAN-1997	CARTERS SPARKLE
Cott Private Label Limited	2120459	10-JAN-1997	CARTERS STAR
Hero Drinks Group (UK) Limited	2121068	16-JAN-1997	JINX
Cott Private Label Limited	2134052	28-MAY-1997	WIDE EYE
Cott Private Label Limited	2135774	13-JUN-1997	SPORTADE
Cott Private Label Limited	2142823	23-AUG-1997	POP MAGIC & Device
Cott Private Label Limited	2142826	23-AUG-1997	Wizard Device
Sangs (Banff) Limited	2515066	01-May-2009	DEVERON SPRINGS
Sangs (Banff) Limited	2151248	19-Nov-1997	DEVERON VALLEY SPRING

* * * CONFIDENTIAL * * *

Owner	Registration Number	Registration Date	Trademark
Cott Beverages Limited	3013551	11-July-2013	EDGE Logo (Series of two)
Cott Beverages Limited	2575973	21-Mar-2011	EMERGE & Shattered device in b/w and in colour (series of 2)
Cott Beverages Limited	3034614	12-Dec-2013	EMERGE DUAL logo (series of 2)
Cott Beverages Limited	3034616	12-Dec-2013	EMERGE DUAL
Cott Beverages Limited	3016344	01-Aug-2013	EMERGE MIST logo (series of two)
Cott Beverages Limited	2545310	20-Apr-2010	FRENZY
Sangs (Banff) Limited	2515118	05-May-2009	FRUIT TWIST
Cott Beverages Limited	2545069	19-APR-2010	GETTING YOU THROUGH IT
Hero AG	2120482	11-JAN-1997	HERO JOOCE
Hero	2011175	15-FEB-1995	HERO LITE
Cott Beverages Limited	2627649	10-JULY-2012	LIQUID MAGMA
Sangs (Banff) Limited	2515034	01-MAY-2009	MacB FUITY DELIGHT words in upper and lower case
Cott Beverages Limited	2627650	10-JULY-2012	MEGA MAGMA
Sangs (Banff) Limited	2515032	01-MAY-2009	MORAY CUP words
Cott UK Limited	2136810	27-JUNE-1997	QUARTZ word
Cott Beverages Limited	2629252	24-JULY-2012	ROOSTERADE
Sangs (Banff) Limited	867709	05-AUG-1964	SANGS MORAY CUP label
Sangs (Banff) Limited	2100219	09-MAY-1996	Sangs Sangs-MacB (words and device)
Sangs (Banff) Limited	2515068	01-MAY-2009	SANGS
Crystal Drinks (UK) Limited	1215900	31-MAR-1984	Solripe (logo)
Sangs (Banff) Limited	2515026	01-MAY-2009	SOLRIPE
Cott Beverages Limited	2588067	15-JULY-2011	VESS
Cott UK Limited	2137452	30-JUNE-1997	WORK HARD, PLAY HARD, DRINK QUARTZ
Cott Beverages Inc./Royal Crown International Division	914292	12-Feb-1969	ROYAL CROWN
Cott Beverages Inc./Royal Crown International Division	2015636	03-Mar-2000	ROYAL CROWN COLA RC COLA (Stylized)
Cott Beverages Inc./Royal Crown International Division	2034480	06-Dec-1996	ROYAL CROWN DRAFT
Cott Beverages Inc./Royal Crown International Division	826230	09-Jan-1963	ROYAL CROWN COLA
Cott Beverages Inc./Royal Crown International Division	2069562	01-Nov-1996	HEAD KICK

* * * CONFIDENTIAL * * *

International

Trademark Registrations

Country	Owner	Registration Number	Date	Trademark
Afghanistan	Cott Beverages Inc./Royal Crown International Division	1199	15-Dec-1967	ROYAL CROWN
Afghanistan	Cott Beverages Inc./Royal Crown International Division	1200	15-Dec-1967	RC
Albania	Cott Beverages Inc.	12016	07-Nov-2008	ORIENT EMPORIUM TEA CO.
Albania	Cott Beverages Inc./Royal Crown International Division	5010	13-Nov-1992	ROYAL CROWN
Albania	Cott Beverages Inc./Royal Crown International Division	5009	13-Nov-1992	RC
Albania	Cott Beverages Inc./Royal Crown International Division	11023	20-Feb-2007	ROYAL CROWN
Albania	Cott Beverages Inc./Royal Crown International Division	11024	20-Feb-2007	RED RAIN
Albania	Cott Beverages Limited	941160	2-Oct-2007	ORIENT EMPORIUM TEA CO
Algeria	Cott Beverages Inc./Royal Crown International Division	61881	27-Nov-1991	ROYAL CROWN
Algeria	Cott Beverages Inc./Royal Crown International Division	61880	27-Nov-1991	RC
Argentina	Cott Beverages Inc./Royal Crown International Division	2634812	31-May-1993	ROYAL CROWN
Argentina	Cott Beverages Inc./Royal Crown International Division	2284008	28-Apr-2009	ORIENT EMPORIUM TEA CO.
Argentina	Cott Beverages Inc./Royal Crown International Division	2116557	26-Sept-2006	DIET-RITE

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Argentina	Cott Beverages Inc./Royal Crown International Division	2284795	28-Apr-2009	RED RAIN
Argentina	DS Waters of America, Inc.	2223926	10-Apr-08	NURSERY
Armenia	Cott Beverages Inc./Royal Crown International Division	11508	06-Mar-2007	ROYAL CROWN COLA & RC Design
Armenia	Cott Beverages Inc./Royal Crown International Division	2430	14-Oct-1997	ROYAL CROWN
Armenia	Cott Beverages Inc./Royal Crown International Division	2988	31-Mar-1998	ROYAL CROWN COLA RC COLA & Design
Aruba	Cott Beverages Inc./Royal Crown International Division	28567	28-Apr-2010	RCQ
Aruba	Cott Beverages Inc./Royal Crown International Division	28571	28-Apr-2010	RC
Aruba	Cott Beverages Inc./Royal Crown International Division	28570	28-Apr-2010	DIET UPPER 10
Aruba	Cott Beverages Inc./Royal Crown International Division	28569	28-Apr-2010	UPPER 10
Aruba	Cott Beverages Inc./Royal Crown International Division	28600	18-Mar-2010	ROYAL CROWN
Aruba	Cott Beverages Inc./Royal Crown International Division	28568	28-Apr-2010	RC ZERO
Australia	Cott Beverages Inc./Royal Crown International Division	789019	22-Mar-1999	RC EDGE
Australia	Cott Beverages Inc./Royal Crown International Division	1139904	09-Oct-2006	RC & Design
Australia	Cott Beverages Inc./Royal Crown International Division	673324	09-May-1997	ROYAL CROWN
Australia	Cott Beverages Inc./Royal Crown International Division	750239	07-Mar-2001	ROYAL CROWN DRAFT
Australia	DS Waters of America, Inc.	1191863	8-Aug-07	NURSERY

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Austria	Cott Beverages Inc./Royal Crown International Division	101426	21-Dec-1992	ROYAL CROWN
Austria	Cott Beverages Inc./Royal Crown International Division	101748	27-Jan-1983	DIET-RITE
Azerbaijan	Cott Beverages Inc./Royal Crown International Division	980658	15-Apr-1998	ROYAL CROWN
Azerbaijan	Cott Beverages Inc./Royal Crown International Division	20050476	07-Jul-2005	RC
Bahamas	Cott Beverages Inc./Royal Crown International Division	28984	07-Apr-2010	ROYAL CROWN COLA & RC Design
Bahamas	Cott Beverages Inc./Royal Crown International Division	22397	09-Jan-2004	RC
Bahamas	Cott Beverages Inc./Royal Crown International Division	4369	10-Dec-1964	DIET-RITE
Bahamas	Cott Beverages Inc./Royal Crown International Division	3988	23-Jul-1963	ROYAL CROWN
Bahamas	Cott Beverages Inc./Royal Crown International Division	3987	23-Jul-1963	ROYAL CROWN
Bahrain	Cott Beverages Inc./Royal Crown International Division	TM2081	18-Sep-1967	ROYAL CROWN COLA
Bahrain	Cott Beverages Inc./Royal Crown International Division	TM21444	25-Dec-1996	RC
Bahrain	Cott Beverages Inc./Royal Crown International Division	33397	19-Jun-2003	COTT
Bangladesh	Cott Beverages Inc./Royal Crown International Division	79300	15-Mar-2003	RCQ
Bangladesh	Cott Beverages Inc./Royal Crown International Division	25827	27-Nov-2002	ROYAL CROWN
Barbados	Cott Beverages Inc./Royal Crown International Division	81805	30-Sep-1986	ROYAL CROWN
Barbados	Cott Beverages Inc./Royal Crown International Division	815413	27-Oct-1965	DIET RITE

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Belarus	Cott Beverages Inc./Royal Crown International Division	5913	13-Mar-1997	ROYAL CROWN
Belarus	Cott Beverages Inc./Royal Crown International Division	23324	28-Jul-2006	RC
Belarus	Cott Beverages Inc./Royal Crown International Division	42020	22-Dec-2012	RC LIGHT
Benelux	Cott Beverages Inc./Royal Crown International Division	65287	12-Oct-1966	ROYAL CROWN
Benelux	Cott Beverages Inc./Royal Crown International Division	52116	12-Oct-1973	DIET-RITE
Benelux	Cott Beverages Inc./Royal Crown International Division	65286	12-Oct-1977	RC
Benelux	Cott Corporation	581344	14-Nov-1995	COTT
Benelux	Cott Beverages Limited	996972	05-Aug-2010	EMERGE
Benelux	Cott Beverages Limited	1175565	11-May-2009	50 5IFTY
Benelux	Cott Beverages Limited	1183872	10-Sep-2009	CARTERS STAR
Benelux	Cott Beverages Limited	1183871	10-Sep-2009	CARTERS
Benelux	Hero Drinks Group (UK) Limited	607788	17-Mar-1997	SPOOF
Bolivia	Cott Beverages Inc./Royal Crown International Division	71441C	10-Mar-1999	RC
Bolivia	Cott Beverages Inc./Royal Crown International Division	51900A	11-Apr-1977	ROYAL CROWN
Bolivia	Cott Beverages Inc./Royal Crown International Division	C78604	15-May-2000	KICK
Bolivia	Cott Beverages Inc./Royal Crown International Division	114840C	09-Apr-2007	ROYAL CROWN COLA & RC Design
Bolivia	DS Waters of America, Inc.	112049	19-Dec-07	NURSERY
Bosnia and Herzegovina	Cott Beverages Inc./Royal Crown International Division	BAZ047493	16-Dec-2008	ROYAL CROWN
Bosnia and Herzegovina	Cott Beverages Inc./Royal Crown International Division	BAZ047494	04-Dec-2008	RC
Bosnia and Herzegovina	Cott Beverages Inc./Royal Crown International Division	BAZ047495	16-Dec-2008	RCQ

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Bosnia and Herzegovina	Cott Beverages Inc./Royal Crown International Division	BAZ069870	02-Apr-2010	ROYAL CROWN
Bosnia and Herzegovina	Cott Beverages Inc./Royal Crown International Division	BAZ069869	05-Apr-2010	RED RAIN
Botswana	Cott Beverages Inc./Royal Crown International Division	UK863	12-Sep-1988	ROYAL CROWN
Botswana	Cott Beverages Inc./Royal Crown International Division	SA4434	06-Apr-1976	RC
Brazil	Cott Beverages Inc.	818341289	04-Nov-1997	STARS & STRIPES
Brazil	Cott Beverages Inc./Royal Crown International Division	7041292	25-Dec-1979	ROYAL COLA
Brazil	Cott Beverages Inc./Royal Crown International Division	819415855	25-Dec-1979	RC
Brazil	Cott Beverages Inc./Royal Crown International Division	818909340	01-Sep-1998	ROYAL CROWN
Brazil	Cott Beverages Inc./Royal Crown International Division	821568051	15-Oct-2002	RC EDGE
Brazil	Cott Beverages Inc./Royal Crown International Division	829520597	04-Oct-2011	RC LIGHT
Brazil	Cott Beverages Inc./Royal Crown International Division	829707182	07-May-2008	RED RAIN
Brazil	Cott Beverages Inc./Royal Crown International Division	828490333	17-Nov-2009	RC & Design
Brazil	Cott Beverages Inc./Royal Crown International Division	830357815	30-Jul-2009	RC ZERO
Brazil	Cott Beverages Inc./Royal Crown International Division	830633740	11-Jun-2013	RCQ
Brazil	DS Waters of America, Inc.	829286179	21-Jun-11	NURSERY
Brazil	DS Waters of America, Inc.	824981863	03-Jul-2007
Brunei Darussalam	Cott Beverages Inc./Royal Crown International Division	16187	03-Nov-1990	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Brunei Darussalam	Cott Beverages Inc./Royal Crown International Division	16249	22-Dec-1990	RC
Bulgaria	Cott Beverages Inc./Royal Crown International Division	20955	06-Jul-1993	RC
Bulgaria	Cott Beverages Inc./Royal Crown International Division	20515	01-Jun-1993	ROYAL CROWN
Bulgaria	Cott Beverages Inc./Royal Crown International Division	20956	06-Jul-1993	UPPER 10
Cambodia	Cott Beverages Inc./Royal Crown International Division	1727103	08-Jan-2003	RC
Cambodia	Cott Beverages Inc./Royal Crown International Division	1756203	25-Feb-2003	ROYAL CROWN
Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Cott Beverages Inc./Royal Crown International Division	05481	24-May-2012	RC
Chile	Cott Beverages Inc.	793204	31-Jan-1997	STARS & STRIPES
Chile	Cott Beverages Inc./Royal Crown International Division	996475	22-Oct-2012	COTT RAIN & Design
Chile	Cott Beverages Inc./Royal Crown International Division	951553	31-May-2012	ROYAL CROWN BAM
Chile	Cott Beverages Inc./Royal Crown International Division	951552	31-May-2012	ROYAL CROWN RAIN
Chile	Cott Beverages Inc./Royal Crown International Division	918473	21-Mar-2011	RC LIGHT
Chile	Cott Beverages Inc./Royal Crown International Division	904620	09-Dec-2010	RCQ SUN
Chile	Cott Beverages Inc./Royal Crown International Division	904619	09-Dec-2010	RCQ TROPICAL
Chile	Cott Beverages Inc./Royal Crown International Division	904621	09-Dec-2010	RCQ FANTASY
Chile	Cott Beverages Inc./Royal Crown International Division	918472	18-May-2011	RC ZERO

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Chile	Cott Beverages Inc./Royal Crown International Division	761414	29-Jun-2006	RCQ (Stylized)
Chile	Cott Beverages Inc./Royal Crown International Division	743916	26-Dec-2005	ROYAL CROWN COLA & RC Design
Chile	Cott Beverages Inc./Royal Crown International Division	724464	15-Jan-1985	DIET-RITE
Chile	Cott Beverages Inc./Royal Crown International Division	1044927	03-Mar-1942	ROYAL CROWN
Chile	DS Waters of America, Inc.	803217	7-Dec-07	NURSERY
China	DS Waters of America, Inc.	6237616	28-Jan-10	NURSERY
China	DS Waters of America, Inc.	3341669	28-Jan-2010	2
China (People’s Republic)	Cott Beverages Inc.	6633362	28-Mar-2010	BARE ALL
China (People’s Republic)	Cott Beverages Inc.	5925195	28-Nov-2009	GL-FIT
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	1289576	28-Jun-1999	ROYAL CROWN (Chinese Characters - Huang Quan)
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	166071	30-Nov-1982	ROYAL CROWN COLA RC (Stylized)
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	732001	28-Feb-1995	RC & Design
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	262288	10-Sep-1986	UPPER 10
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	166070	30-Nov-1982	ROYAL CROWN
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	5925194	28-Nov-2009	RCQ
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	4514356	14-Nov-2007	ROYAL CROWN COLA & RC Design

[2]	Registration not identified in independent foreign trademark database search.

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	6606264	28-Mar-2010	RED ROOSTER
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	1955876	28-Oct-2002	KICK
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	166072	30-Nov-1982	DIET RITE
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	725534	21-Jan-1995	ROYAL CROWN (Outlined Chinese Characters)
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	6726412	07-Apr-2010	RC & Design (color)
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	5491798	07-Jun-2009	COTT
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	6176650	21-Mar-2010	COTT (in Chinese)
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	5491797	21-Nov-2009	COTT
China (People’s Republic)	Cott Beverages Inc./Royal Crown International Division	6176649	14-Jan-2010	COTT (in Chinese)
Colombia	Cott Beverages Inc.	405439	30-Jul-2010	ORIENT EMPORIUM TEA CO.
Colombia	Cliffstar LLC	454463	28-Jun-2012	GOLDEN CROWN
Colombia	Cott Beverages Inc./Royal Crown International Division	457253	24-Aug-2012	COTT RAIN
Colombia	Cott Beverages Inc./Royal Crown International Division	454408	27-Jun-2012	ROYAL CROWN RAIN
Colombia	Cott Beverages Inc./Royal Crown International Division	448464	18-Apr-2012	ROYAL CROWN BAM
Colombia	Cott Beverages Inc./Royal Crown International Division	442961	29-Feb-2012	RED RAIN
Colombia	Cott Beverages Inc./Royal Crown International Division	92841	26-Jun-1978	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Colombia	Cott Beverages Inc./Royal Crown International Division	172327	26-Jan-1995	RC
Columbia	DS Waters of America, Inc.	345609	27-Nov-07	NURSERY
Congo, Republic of	Cott Beverages Inc./Royal Crown International Division	3632C	28-Aug-1987	RC
Congo, Republic of	Cott Beverages Inc./Royal Crown International Division	3633C	28-Aug-1987	ROYAL CROWN
Costa Rica	DS Waters of America, Inc.	174231	08-May-2008	NURSERY
Costa Rica	Cott Beverages Inc./Royal Crown International Division	75945	26-Jun-1991	ROYAL CROWN
Costa Rica	Cott Beverages Inc./Royal Crown International Division	28806	06-Nov-1990	RC (Stylized)
Costa Rica	Cott Beverages Inc./Royal Crown International Division	207003	04-Feb-2011	RC
Costa Rica	Cott Beverages Inc./Royal Crown International Division	230218	30-Sep-2013	RC LIGHT
Costa Rica	Cott Beverages Inc./Royal Crown International Division	230220	30-Sep-2013	RCQ
Croatia	Cott Beverages Inc./Royal Crown International Division	Z20040208	10-Feb-2004	RC
Croatia	Cott Beverages Inc./Royal Crown International Division	Z20040209	10-Feb-2004	RCQ
Croatia	Cott Beverages Inc./Royal Crown International Division	Z20041531	04-Oct-2004	RCQ (Stylized)
Croatia	Cott Beverages Inc./Royal Crown International Division	Z20060595	11-Dec-2006	ROYAL CROWN
Croatia	Cott Beverages Inc./Royal Crown International Division	Z20060594	11-Dec-2006	RED RAIN
Croatia	Cott Beverages Inc./Royal Crown International Division	Z941764	16-May-1996	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Cuba	Cott Beverages Inc./Royal Crown International Division	115017	20-Jul-1984	ROYAL CROWN COLA RC (Stylized)
Curacao	Cott Beverages Inc./Royal Crown International Division	4906	28-Apr-2012	RC
Cyprus, Republic of	Cott Beverages Inc./Royal Crown International Division	10554	03-May-1967	RC & Design
Cyprus, Republic of	Cott Beverages Inc./Royal Crown International Division	10552	03-May-1967	ROYAL CROWN (English & Greek Characters)
Czech Republic	Cott Beverages Inc./Royal Crown International Division	211950	25-Aug-1998	KICK
Czech Republic	Cott Beverages Inc./Royal Crown International Division	164169	17-Sep-1979	RC
Czech Republic	Cott Beverages Inc./Royal Crown International Division	221169	22-Nov-1999	ROYAL CROWN
Czech Republic	Cott Beverages Limited	996972	11-Mar-2009	EMERGE
Czech Republic	Cott Beverages Limited	467589	27-Apr-2009	U FORCE device
Denmark	Cott Beverages Inc./Royal Crown International Division	VR197000734	20-Feb-1970	ROYAL CROWN
Denmark	Cott Beverages Inc./Royal Crown International Division	VR197000737	20-Feb-1970	DIET-RITE
Denmark	Cott Beverages Limited	996972	23-Apr-2010	EMERGE
Dominican Republic	Cliffstar LLC	198911	31-Oct-2012	GOLDEN CROWN
Dominican Republic	Cott Beverages Inc./Royal Crown International Division	17477	24-Apr-1969	RC
Dominican Republic	Cott Beverages Inc./Royal Crown International Division	17481	24-Apr-1969	UPPER 10
Dominican Republic	Cott Beverages Inc./Royal Crown International Division	17480	24-Apr-1969	ROYAL CROWN
Dominican Republic	Cott Beverages Inc./Royal Crown International Division	153474	17-Mar-2006	ROYAL CROWN COLA & RC Design
Ecuador	Cott Beverages Inc./Royal Crown International Division	2573	27-Mar-1942	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Ecuador	Cott Beverages Inc./Royal Crown International Division	110	17-Apr-1973	RC
Ecuador	Cott Beverages Inc./Royal Crown International Division	428495	18-Dec-1995	DIET-RITE
Ecuador	Cott Beverages Inc./Royal Crown International Division	262912	06-Feb-2012	RCQ
Egypt	Cott Beverages Inc./Royal Crown International Division	90789	04-Dec-1997	ROYAL CROWN (Stylized English & Arabic Characters)
Egypt	Cott Beverages Inc./Royal Crown International Division	43700	15-Sep-1968	RC
Egypt	Cott Beverages Inc./Royal Crown International Division	43701	15-Sep-1968	ROYAL CROWN
El Salvador	DS Waters of America, Inc.	110121	08-JAN-2009	NURSERY
El Salvador	Cott Beverages Inc./Royal Crown International Division	127 book 100	30-Jan-2008	ROYAL CROWN COLA RC & Design
Estonia	Cott Beverages Inc./Royal Crown International Division	44958	21-Apr-2008	RC & Design
Estonia	Cott Beverages Inc./Royal Crown International Division	29909	13-Dec-1999	KICK
Estonia	Cott Beverages Inc./Royal Crown International Division	19289	19-Apr-1996	ROYAL CROWN
Ethiopia	Cott Beverages Inc./Royal Crown International Division	3035	22-Jul-1999	RC
Ethiopia	Cott Beverages Inc./Royal Crown International Division	3034	22-Jul-1999	ROYAL CROWN
European Community	Cott Beverages Inc./Royal Crown International Division	1393701	26-Feb-01	RC EDGE
European Community	Cott Beverages Inc./Royal Crown International Division	576041	17-NOV-1998	HEAD KICK
European Community	Cott Beverages Inc./Royal Crown International Division	8673162	19-May-2010	UPPER 10

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
European Community	Cott Beverages Inc./Royal Crown International Division	8774119	15-Jun-2010	RC LIGHT
European Community	Cott Beverages Inc./Royal Crown International Division	4338067	19-JUN-2006	RC
European Community	Cott Beverages Inc./Royal Crown International Division	4338075	29-May-2008	ROYAL CROWN
European Community	Cott Beverages Inc./Royal Crown International Division	4380143	25-Apr-2006	RC & Design
European Community	Cott Beverages Inc./Royal Crown International Division	4436473	10-May-2007	DIET RITE
European Community	Cott Beverages Inc./Royal Crown International Division	4436481	24-May-2006	RCQ
European Community	DS Waters of America, Inc.	2628451	30-Aug-2004
European Community	DS Waters of America, Inc.	1814110	19-Dec-2001
European Union	Cott Beverages Limited	6198949	25-July-2008	ALL AND NOTHING
European Union	Cott Beverages Limited	5847629	13-Mar-2008
European Union	Cott Beverages Limited	5801105	17-Apr-2008	BARE ALL
European Union	Sangs (Banff) Limmited	8271132	22-Nov-2009

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
European Union	Cott Beverages Limited	2655900	14-Aug-2003
European Union	Cott Beverages Limited	1211010	12-Sept-2000	BEN SHAWS
European Union	Cott Beverages Limited	9017121	24-Aug-2010	CARTER
European Union	Cott Beverages Limited	8932932	5-Oct-2010	COTT
European Union	Cott Beverages Limited	6790158	13-Dec-2008
European Union	Cott Beverages Limited	6021687	22-May-2008	GL-7
European Union	Sangs (Banff) Limited	8271199	21-Oct-2009	JETPOP
European Union	Cott Beverages Limited	9017195	27-Sept-2010	JUICEFUL
European Union	Cott Beverages Limited	2655892	26-Sept-2003	MACAW
European Union	Sangs (Banff) Limited	8270944	21-Oct-2009	MacB
European Union	Cott Beverages Limited	6164297	11-Sept-2008	No Can’t Do
European Union	Cott Beverages Limited	5934435	25-Apr-2008	ORIENT EMPORIUM TEA CO
European Union	Cott Beverages Limited	8500084	27-Jan-2010	RED RAIN
European Union	Cott Beverages Limited	8385262	12-Jan-2010	RED ROOSTER ENERGY SHOT
European Union	Cott Beverages Limited	3033172	20-Dec-2004	RED ROOSTER
European Union	Suso Drinks Limited	9793217	18-Aug-2011	STAND UP. STAND OUT.
European Union	Cott Beverages Limited	7548662	20-Apr-2011	SUSO
European Union	Cott Beverages Limited	5246723	20-May-2009	SUSO
European Union	Cott Beverages Limited	6928584	9-June-2009	SUSOLOGY
European Union	Cott Beverages Limited	8387334	12-Jan-2010
Fiji	Cott Beverages Inc./Royal Crown International Division	3970	11-Oct-1961	ROYAL CROWN COLA

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Finland	Cott Beverages Inc./Royal Crown International Division	58291	21-Apr-1971	DIET RITE
Finland	Cott Beverages Inc./Royal Crown International Division	57662	09-Nov-1970	ROYAL CROWN
France	Cott Beverages Inc./Royal Crown International Division	1470582	26-Jul-1968	ROYAL CROWN
France	Cott Beverages Inc./Royal Crown International Division	1470581	26-Jul-1968	RC
France	Cott Beverages Inc./Royal Crown International Division	95593742	23-Oct-1995	ROYAL CROWN DRAFT
France	Cott Beverages Limited	093659405	23-June-2009	CARTERS STAR
France	Cott Beverages Limited	093654844	04-June-2009	CARTERS
France	Cott Beverages Limited	996972		EMERGE
France	Cott Beverages Limited	93640210	30-Mar-2009	RED RAIN
Gaza District	Cott Beverages Inc./Royal Crown International Division	3322	14-Sep-1996	RC
Gaza District	Cott Beverages Inc./Royal Crown International Division	3321	14-Sep-1996	ROYAL CROWN
Gaza District	Cott Beverages Inc./Royal Crown International Division	13517	06-Jul-2009	Tattoo Logo
Gaza District	Cott Beverages Inc./Royal Crown International Division	5860	30-Jan-2000	ROYAL CROWN COLA & RC Design (in English) (Label in color)
Gaza District	Cott Beverages Inc./Royal Crown International Division	5859	30-Jan-2000	ROYAL CROWN COLA & RC Design (in Arabic) (Label in color)
Georgia	Cott Beverages Inc./Royal Crown International Division	4362	17-Jan-1997	ROYAL CROWN
Georgia	Cott Beverages Inc./Royal Crown International Division	4361	16-Jan-1997	ROYAL CROWN COLA RC (Stylized)
Germany	Cott Beverages Inc./Royal Crown International Division	39510662	05-Dec-1995	ROYAL CROWN COLA RC COLA (Stylized)
Germany	Cott Beverages Inc./Royal Crown International Division	39539153	12-Feb-1996	ROYAL CROWN DRAFT

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Germany	Cott Beverages Inc./Royal Crown International Division	786315	31-Mar-1964	DIET-RITE
Germany	Cott Beverages Inc./Royal Crown International Division	2097827	02-Aug-1995	UPPER 10
Germany	Cott Beverages Inc./Royal Crown International Division	779444	15-Dec-1959	ROYAL CROWN
Ghana	Cott Beverages Inc./Royal Crown International Division	17853	06-May-1978	ROYAL CROWN
Ghana	Cott Beverages Inc./Royal Crown International Division	B17912	06-May-1971	RC (Stylized)
Greece	Cott Beverages Inc./Royal Crown International Division	58128	03-Feb-1977	DIET RITE
Greece	Cott Beverages Inc./Royal Crown International Division	46834	11-Aug-1971	RC
Greece	Cott Beverages Inc./Royal Crown International Division	129463	29-May-1996	ROYAL CROWN
Greece	Cott Beverages Inc./Royal Crown International Division	153347	17-Dec-2009	RC ZERO
Greece	Cott Beverages Limited	226490	02-Oct-2014	EMERGE
Guatemala	Cott Beverages Inc./Royal Crown International Division	22789	17-Nov-1970	ROYAL CROWN
Guatemala	Cott Beverages Inc./Royal Crown International Division	22791	17-Nov-1970	RC
Guatemala	Cott Beverages Inc./Royal Crown International Division	20525	18-Mar-1969	DIET-RITE
Guatemala	Cott Beverages Inc./Royal Crown International Division	487530221	18-Feb-1942	ROYAL CROWN
Guatemala	Cott Beverages Inc./Royal Crown International Division	20526	18-Mar-1969	UPPER 10 (Stylized)
Guatemala	Cott Beverages Inc./Royal Crown International Division	174209	07-Feb-2011	EDGE
Guatemala	DS Waters of America, Inc.	182861	4-May-12	NURSERY

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Guyana	Cott Beverages Inc./Royal Crown International Division	10051C	02-Oct-1976	ROYAL CROWN
Guyana	Cott Beverages Inc./Royal Crown International Division	22663	28-May-2008	RED RAIN
Haiti	Cott Beverages Inc./Royal Crown International Division	234143	06-Oct-2004	ROYAL CROWN
Haiti	Cott Beverages Inc./Royal Crown International Division	311139	07-May-1973	RC
Honduras	Cott Beverages Inc./Royal Crown International Division	22549	22-Oct-1975	RC
Honduras	Cott Beverages Inc./Royal Crown International Division	23190	20-Sep-1976	ROYAL CROWN
Honduras	Cott Beverages Inc./Royal Crown International Division	81108	26-Mar-2001	UPPER 10
Hong Kong	DS Services of America, Inc.	300163124	02-Aug-2004	3
Hong Kong	Cott Beverages Inc.	300855405	17-Aug-2007	ORIENT EMPORIUM TEA CO.
Hong Kong	Cott Beverages Inc.	300842779	29-Mar-2007	GL-FIT
Hong Kong	Cott Beverages Inc./Royal Crown International Division	300842788	29-Mar-2007	RCQ
Hong Kong	Cott Beverages Inc./Royal Crown International Division	300842797	29-Mar-2007	UPPER 10
Hong Kong	Cott Beverages Inc./Royal Crown International Division	300685666	06-Feb-2007	COTT
Hong Kong	Cott Beverages Inc./Royal Crown International Division	300915057	8-Jan-2008	COTT (in Chinese)
Hong Kong	Cott Beverages Inc./Royal Crown International Division	9781965	16-Oct-1965	ROYAL CROWN COLA

[3]	Registration not identified in independent foreign trademark database search.

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Hungary	Cott Beverages Inc./Royal Crown International Division	143507	28-Mar-1997	RC
Hungary	Cott Beverages Inc./Royal Crown International Division	133619	30-Mar-1993	UPPER 10
Hungary	Cott Beverages Inc./Royal Crown International Division	154446	05-Oct-1998	ROYAL CROWN
Hungary	Cott Beverages Inc./Royal Crown International Division	190510	07-Aug-2007	RC & Design
Hungary	Cott Beverages Limited	996972	11-Mar-2009	EMERGE
Hungary	Cott Beverages Limited	199160	24-Apr-2009
Iceland	Cott Beverages Inc./Royal Crown International Division	2092007	06-Feb-2007	ROYAL CROWN COLA & RC Design
Iceland	Cott Beverages Inc./Royal Crown International Division	1162013	31-Jan-2013	RCQ
Iceland	Cott Beverages Inc./Royal Crown International Division	1152013	31-Jan-2013	RC
Iceland	Cott Beverages Inc./Royal Crown International Division	1142013	31-Jan-2013	ROYAL CROWN
Iceland	Cott Beverages Inc./Royal Crown International Division	1132013	31-Jan-2013	RED RAIN
India	Cott Beverages Inc./Royal Crown International Division	639691	06-Jun-2007	RCQ (Stylized)
India	Cott Beverages Inc./Royal Crown International Division	909192	21-May-2005	RC EDGE
India	Cott Beverages Inc./Royal Crown International Division	1267219	14-Mar-2008	RCQ

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
India	Cott Beverages Inc./Royal Crown International Division	1149220	05-May-2005	COTT
India	Cott Beverages Inc./Royal Crown International Division	337035	03-Jul-1980	ROYAL CROWN
India	Cott Beverages Inc./Royal Crown International Division	665825	16-May-1995	ROYAL CROWN COLA RC COLA (Stylized)
India	Cott Beverages Inc./Royal Crown International Division	265536	23-Feb-1972	RC (Stylized)
India	Cott Beverages Limited	1957346	15-May-2013	EMERGE
Indonesia	Cott Beverages Inc./Royal Crown International Division	IDM000018600	18-Mar-1968	ROYAL CROWN
Indonesia	Cott Beverages Inc./Royal Crown International Division	448987	14-Jun-2000	KICK
Indonesia	Cott Beverages Inc./Royal Crown International Division	457082	22-Apr-1999	RC EDGE
Indonesia	Cott Beverages Inc./Royal Crown International Division	445284	01-May-2000	RC
Indonesia	DS Waters of America, Inc.	IDM000191315	23-Jan-09	NURSERY
Iran (Islamic Republic of)	Cott Beverages Inc./Royal Crown International Division	158199	14-Sep-2008	RC
Iraq	Cott Beverages Inc./Royal Crown International Division	6011	26-Nov-2013	UPPER 10
Israel	Cott Beverages Inc.	90836	08-Oct-1996	COTT
Israel	Cott Beverages Inc.	88825	08-Oct-1996	COTT
Ireland	Cott Beverages Limited	241884	29-July-2009	CARTERS STAR
Ireland	Cott Beverages Limited	996972	28-July-2009	EMERGE
Ireland	Cott Beverages Limited	221106	04-Apr-2001	RED ROOSTER
Israel	Cott Beverages Inc./Royal Crown International Division	262217	19-Jan-2014	RC NEO
Israel	Cott Beverages Inc./Royal Crown International Division	235575	05-Mar-2012	RC (Arabic Characters)
Israel	Cott Beverages Inc./Royal Crown International Division	221833	08-Nov-2009	Tattoo Logo

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Israel	Cott Beverages Inc./Royal Crown International Division	207425	06-May-2009	RC
Israel	Cott Beverages Inc./Royal Crown International Division	207427	08-Nov-2009	RC COLA ONE
Israel	Cott Beverages Inc./Royal Crown International Division	208203	08-Nov-2009	RC COLA FREE
Israel	Cott Beverages Inc./Royal Crown International Division	127345	06-Apr-2000	RC EDGE
Israel	Cott Beverages Inc./Royal Crown International Division	156307	02-Jun-2003	RCQ
Israel	Cott Beverages Inc./Royal Crown International Division	236854	05-Aug-2012	ICON
Israel	Cott Beverages Inc./Royal Crown International Division	236853	01-Jan-2013	RC COLA LEMON
Israel	Cott Beverages Inc./Royal Crown International Division	236855	01-Jan-2013	DIET RC COLA
Israel	Cott Beverages Inc./Royal Crown International Division	219310	08-Mar-2009	UPPER 10
Israel	Cott Beverages Inc./Royal Crown International Division	70517	06-Dec-1992	ROYAL CROWN
Israel	Cott Beverages Inc./Royal Crown International Division	70518	06-Dec-1992	ROYAL CROWN COLA RC (Stylized)
Israel	Cott Beverages Inc./Royal Crown International Division	70519	17-Mar-1993	UPPER 10 (Stylized)
Israel	Cott Beverages Inc./Royal Crown International Division	70515	17-Mar-1993	DIET RITE
Italy	Cott Beverages Inc./Royal Crown International Division	1043598	11-Jan-1967	DIET-RITE
Italy	Cott Beverages Inc./Royal Crown International Division	720619	27-Sep-1997	ROYAL CROWN DRAFT
Italy	Cott Beverages Inc./Royal Crown International Division	1272710	14-Feb-1968	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Italy	Cott Beverages Inc./Royal Crown International Division	989334	30-Dec-2005	RC EDGE
Italy	Cott Beverages Inc./Royal Crown International Division	1272720	14-Feb-1968	RC
Italy	Cott Beverages Inc./Royal Crown International Division	1316594	15-Jul-2010	RC ZERO
Italy	Cott Beverages Limited	1094195	15-Feb-2008	EMERGE
Jamaica	Cott Beverages Inc./Royal Crown International Division	52032	25-Apr-2008	RED RAIN
Jamaica	Cott Beverages Inc./Royal Crown International Division	48109	08-Dec-2006	ROYAL CROWN COLA RC & Design
Jamaica	Cott Beverages Inc./Royal Crown International Division	26790	01-Aug-1996	UPPER 10
Jamaica	DS Waters of America, Inc.	51887	4-Apr-08	NURSERY
Japan	Cott Beverages Inc./Royal Crown International Division	4116722	20-Feb-1998	DIET RITE
Japan	Cott Beverages Inc./Royal Crown International Division	4195568	09-Oct-1998	ROYAL CROWN DRAFT
Japan	Cott Beverages Inc./Royal Crown International Division	4199861	16-Oct-1998	ROYAL CROWN
Japan	Cott Beverages Inc./Royal Crown International Division	5106214	18-Jan-2008	RC & Design
Japan	DS Waters of America, Inc.	5117890	14-Mar-08	NURSERY
Jordan	Cott Beverages Inc./Royal Crown International Division	74601	25-Apr-2004	RCQ
Jordan	Cott Beverages Inc./Royal Crown International Division	18440	11-Nov-1971	ROYAL CROWN
Jordan	Cott Beverages Inc./Royal Crown International Division	14364	11-Nov-1971	RC
Kazakhstan	Cott Beverages Inc./Royal Crown International Division	8098	30-Dec-1998	KICK

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Kazakhstan	Cott Beverages Inc./Royal Crown International Division	7107	08-Jun-1998	ROYAL CROWN
Kazakhstan	Cott Beverages Inc./Royal Crown International Division	19651	30-Jan-2006	RC & Design
Kazakhstan	Cott Beverages Inc./Royal Crown International Division	27047	17-Nov-2008	RCQ
Kenya	Cott Beverages Inc./Royal Crown International Division	26133	25-May-1979	ROYAL CROWN COLA RC (Stylized)
Korea, Republic of	Cliffstar LLC	1037868	16-May-2014	CHADWICK BAY
Korea, Republic of	Cott Beverages Inc./Royal Crown International Division	658956	18-Apr-2006	ROYAL CROWN COLA & RC Design
Korea, Republic of	Cott Beverages Inc./Royal Crown International Division	460261	07-Dec-1999	RC EDGE
Kosovo	Cott Beverages Inc./Royal Crown International Division	13252	02-Sep-2014	KICK
Kosovo	Cott Beverages Inc./Royal Crown International Division	11734	26-Sep-2013	RCQ EXOTIC
Kosovo	Cott Beverages Inc./Royal Crown International Division	11735	26-Sep-2013	RCQ BITTER LEMON
Kosovo	Cott Beverages Inc./Royal Crown International Division	8012	29-May-2012	ROYAL CROWN COLA & RC Design
Kosovo	Cott Beverages Inc./Royal Crown International Division	8013	29-May-2012	RED RAIN
Kosovo	Cott Beverages Inc./Royal Crown International Division	8862	21-Jan-2013	RCQ
Kosovo	Cott Beverages Inc./Royal Crown International Division	8861	21-Jan-2013	ORIENT EMPORIUM TEA CO.
Kosovo	Cott Beverages Inc./Royal Crown International Division	11736	26-Sep-2013	RCQ ORANGE
Kuwait	Cott Beverages Inc.	57503	23-Apr-2006	COTT
Kuwait	Cott Beverages Inc./Royal Crown International Division	17230	30-Sep-1985	UPPER 10 (English & Arabic Characters)

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Kuwait	Cott Beverages Inc./Royal Crown International Division	8833	18-Feb-1978	DIET-RITE (English & Arabic Characters)
Kuwait	Cott Beverages Inc./Royal Crown International Division	8834	18-Feb-1978	ROYAL CROWN (Arabic Characters)
Kuwait	Cott Beverages Inc./Royal Crown International Division	8836	18-Feb-1978	RC (Arabic Characters)
Kuwait	Cott Beverages Inc./Royal Crown International Division	3519	14-Oct-1968	RC
Kuwait	Cott Beverages Inc./Royal Crown International Division	41780	31-Oct-2000	RC EDGE
Kuwait	Cott Beverages Inc./Royal Crown International Division	3713	14-Oct-1968	ROYAL CROWN
Kuwait	Cott Beverages Inc./Royal Crown International Division	50622	16-Feb-2003	RCQ
Kyrgyz Republic	Cott Beverages Inc./Royal Crown International Division	7295	31-Mar-2005	RC & Design
Kyrgyz Republic	Cott Beverages Inc./Royal Crown International Division	2701	20-Dec-1995	ROYAL CROWN
Kyrgyz Republic	Cott Beverages Inc./Royal Crown International Division	4132	30-Dec-1997	KICK
Laos	Cott Beverages Inc./Royal Crown International Division	9943	18-Sep-2002	ROYAL CROWN
Laos	Cott Beverages Inc./Royal Crown International Division	9942	18-Sep-2002	RC
Latvia	Cott Beverages Inc./Royal Crown International Division	M54696	20-Mar-2005	RC
Latvia	Cott Beverages Inc./Royal Crown International Division	M34880	20-Dec-1996	ROYAL CROWN
Latvia	Cott Beverages Inc./Royal Crown International Division	M40210	20-Mar-1998	KICK
Lebanon	Cott Beverages Inc./Royal Crown International Division	80683	25-Sep-1969	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Lebanon	Cott Beverages Inc./Royal Crown International Division	82447	12-Feb-1970	ROYAL CROWN (Arabic Characters)
Lebanon	Cott Beverages Inc./Royal Crown International Division	68738	26-Jan-1966	DIET-RITE (English & Arabic Characters)
Lebanon	Cott Beverages Inc./Royal Crown International Division	82446	12-Feb-1970	RC (Arabic Characters)
Lebanon	Cott Beverages Inc./Royal Crown International Division	80682	24-Sep-1969	RC
Lebanon	Cott Beverages Inc./Royal Crown International Division	107431	06-Jul-2006	RCQ (Stylized)
Lesotho	Cott Beverages Inc./Royal Crown International Division	LSM0700012	24-Oct-2008	ROYAL CROWN COLA & RC Design
Lesotho	Cott Beverages Inc./Royal Crown International Division	LSM9002820	31-Jul-1967	RC
Lesotho	Cott Beverages Inc./Royal Crown International Division	LSM9001883	12-Sep-1967	ROYAL CROWN
Liberia	Cott Beverages Inc./Royal Crown International Division	41289274	18-Nov-1959	ROYAL CROWN
Liberia	Cott Beverages Inc./Royal Crown International Division	200400047	18-May-2004	RC
Libya	Cott Beverages Inc./Royal Crown International Division	10157	2/7/2007	DIET RITE & Design
Libya	Cott Beverages Inc./Royal Crown International Division	10156	2/7/2007	ROYAL CROWN COLA & RC Design
Lithuania	Cott Beverages Inc./Royal Crown International Division	24909	29-May-1997	ROYAL CROWN
Lithuania	Cott Beverages Inc./Royal Crown International Division	32577	08-Apr-1999	KICK
Lithuania	Cott Beverages Inc./Royal Crown International Division	50920	10-Feb-2006	RC
Macau	Cott Beverages Inc.	N27077	03-Jan-2008	ORIENT EMPORIUM TEA CO.

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Macau	Cott Beverages Inc.	N27078	03-Jan-2008	ORIENT EMPORIUM TEA CO.
Macau	Cott Beverages Inc./Royal Crown International Division	N26982	30-Jul-2007	RCQ
Macau	Cott Beverages Inc./Royal Crown International Division	5665M	12-Feb-1988	RC
Macau	Cott Beverages Inc./Royal Crown International Division	5668M	12-Feb-1988	ROYAL CROWN
Macau	Cott Beverages Inc./Royal Crown International Division	5667M	12-Feb-1988	DIET-RITE
Macau	Cott Beverages Inc./Royal Crown International Division	N23288	07-Dec-2006	COTT
Macedonia	Cott Beverages Inc.	14995	03-Mar-2008	ORIENT EMPORIUM TEA CO.
Macedonia	Cott Beverages Inc./Royal Crown International Division	13697	11-Feb-2008	ROYAL CROWN
Macedonia	Cott Beverages Inc./Royal Crown International Division	13695	11-Feb-2008	RED RAIN
Macedonia	Cott Beverages Inc./Royal Crown International Division	1853	05-Feb-1996	ROYAL CROWN
Macedonia	Cott Beverages Inc./Royal Crown International Division	2243	05-Mar-1996	UPPER 10
Macedonia	Cott Beverages Inc./Royal Crown International Division	5333	13-Jul-1997	ROYAL CROWN COLA RC (Stylized)
Macedonia	Cott Beverages Inc./Royal Crown International Division	13064	10-Mar-2005	KICK
Macedonia	Cott Beverages Limited	941160	02-Oct-2007	ORIENT EMPORIUM TEA CO
Madagascar	Cott Beverages Inc./Royal Crown International Division	298	23-Mar-1995	RC
Madagascar	Cott Beverages Inc./Royal Crown International Division	296	23-Mar-1995	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Malawi	Cott Beverages Inc./Royal Crown International Division	108562	31-Oct-1962	ROYAL CROWN COLA
Malaya	Cott Beverages Inc./Royal Crown International Division	M049284	04-Jan-1968	ROYAL CROWN COLA
Malta	Cott Beverages Inc./Royal Crown International Division	8570	02-Mar-1966	ROYAL CROWN
Martinique	Cott Beverages Inc./Royal Crown International Division	M49283	04-Jan-1968	ROYAL CROWN COLA RC (Stylized)
Martinique	Cott Beverages Inc./Royal Crown International Division	M49284	04-Jan-1968	ROYAL CROWN COLA
Mauritius	Cott Beverages Inc./Royal Crown International Division	146922013	28-Jun-2013	RC
Mauritius	Cott Beverages Inc./Royal Crown International Division	146932013	28-Jun-2013	ROYAL CROWN
Mauritius	Cott Beverages Inc./Royal Crown International Division	A24133	29-Jun-1982	ROYAL CROWN RC & Design
Mexico	Cott Corporation	1047802	30-Jun-2008	AGUA MIST / AQUA MIST
Mexico	Cott Corporation	1005619	05-Oct-2007	AMERICAN CLASSIC
Mexico	Cott Corporation	1005618	05-Oct-2007	AQUEL
Mexico	Cott Corporation	1004667	27-Sep-2007	COTT EAU NATURELLE
Mexico	Cott Corporation	1005625	05-Oct-2007	DR. EXTREME
Mexico	Cott Corporation	1011396	15-Nov-2007	DR. STRIPES
Mexico	Cott Corporation	1005624	05-Oct-2007	EMERGE
Mexico	Cott Corporation	1004666	27-Sep-2007	GL-7
Mexico	Cott Corporation	1005623	05-Oct-2007	GLFIT
Mexico	Cott Corporation	1005621	05-Oct-2007	MOUNTAIN STARS
Mexico	Cott Corporation	1060056	09-Sep-2008	ORIENT EMPORIUM TEA CO.
Mexico	Cott Corporation	1005622	05-Oct-2007	SILVER PEAK
Mexico	Cott Corporation	1005614	05-Oct-2007	SO CLEAR
Mexico	Cott Corporation	1005615	05-Oct-2007	SO CLEAR
Mexico	Cott Corporation	516113	31-Jan-1996	STARS & STRIPES
Mexico	Cott Corporation	1097377	24-Apr-2009	STARS & STRIPES & Design
Mexico	Cott Corporation	1005620	05-Oct-2007	STARS UP

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Mexico	Cott Corporation	1005617	05-Oct-2007	SUN MOUNTAIN
Mexico	Cott Corporation	1005616	05-Oct-2007	TWICE UP
Mexico	DS Waters of America, LP	1024564	20-Feb-08	NURSERY
Mexico	Danone Waters of North America, Inc.	430226	27-Jan-93	SPARKLETTS
Mexico	DS Waters of America, LP	911955	30-Nov-2005
Mexico	DS Waters of America, LP	928568	11-Apr-2006
Mexico	DS Waters of America, LP	913221	09-Dec-2005
Mexico	DS Waters of America, LP	776090	30-Jan-2003
Mexico	DS Waters of America, LP	914751	20-Dec-2005
Mexico	DS Waters of America, LP	911899	30-Nov-2005
Mexico	DS Waters of America, LP	945847	28-Jul-2006
Mexico	DS Waters of America, LP	914752	20-Dec-2005
Mexico	Suntory Water Group, Inc.	687862	27-Feb-2001
Moldova	Cott Beverages Inc./Royal Crown International Division	3439	22-Feb-1996	ROYAL CROWN
Moldova	Cott Beverages Inc./Royal Crown International Division	18496	19-Mar-2008	ORIENT EMPORIUM TEA CO.
Moldova	Cott Beverages Inc./Royal Crown International Division	12430	04-Mar-2004	RC
Monaco	Cott Beverages Inc./Royal Crown International Division	R0424235	15-Jul-2004	RC

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Monaco	Cott Beverages Inc./Royal Crown International Division	R9516083	09-Apr-1970	ROYAL CROWN
Monaco	Cott Beverages Inc./Royal Crown International Division	R9516084	09-Apr-1970	DIET-RITE
Morocco	Cott Beverages Inc./Royal Crown International Division	R46315	21-Mar-1991	RC
Morocco	Cott Beverages Inc./Royal Crown International Division	R46316	21-Mar-1991	RC (Arabic Characters)
Morocco	Cott Beverages Inc./Royal Crown International Division	R46314	21-Mar-1991	ROYAL CROWN (Arabic Characters)
Morocco	Cott Beverages Inc./Royal Crown International Division	R46313	21-Mar-1991	ROYAL CROWN
Myanmar	Cott Beverages Inc./Royal Crown International Division	3079	25-Jul-1995	ROYAL CROWN
Myanmar	Cott Beverages Inc./Royal Crown International Division	3075	25-Jul-1995	RC
Myanmar	Cott Beverages Inc./Royal Crown International Division	3076	25-Jul-1995	DIET RITE
Myanmar	Cott Beverages Inc./Royal Crown International Division	3074	25-Jul-1995	UPPER 10
Namibia	Cott Beverages Inc./Royal Crown International Division	20040354	05-Jul-2006	RC
Namibia	Cott Beverages Inc./Royal Crown International Division	68042	12-Feb-1968	ROYAL CROWN COLA
Namibia	Cott Beverages Inc./Royal Crown International Division	71329	27-Jul-1971	ROYAL CROWN
Netherlands Antilles	Cott Beverages Inc./Royal Crown International Division	13549	27-Jun-2008	ROYAL CROWN
Netherlands Antilles	Cott Beverages Inc./Royal Crown International Division	14627	19-Mar-2010	RC ZERO
Netherlands Antilles	Cott Beverages Inc./Royal Crown International Division	14628	19-Mar-2010	RCQ

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Netherlands Antilles	Cott Beverages Inc./Royal Crown International Division	14629	19-Mar-2010	UPPER 10
Netherlands Antilles	Cott Beverages Inc./Royal Crown International Division	14630	19-Mar-2010	DIET UPPER 10
New Zealand	Cott Beverages Inc./Royal Crown International Division	262155	12-Nov-1999	ROYAL CROWN
New Zealand	Cott Beverages Inc./Royal Crown International Division	240072	10-Aug-1998	RC COLA (Stylized)
New Zealand	Cott Beverages Inc./Royal Crown International Division	285601	03-Dec-1997	ROYAL CROWN DRAFT
Nicaragua	DS Waters of America, Inc.	0800741LM	11-Apr-08	NURSERY
Nigeria	Cott Beverages Inc./Royal Crown International Division	28480	28-Apr-1992	ROYAL CROWN COLA RC (Stylized)
Nigeria	Cott Beverages Inc./Royal Crown International Division	41942	29-May-1991	UPPER 10
Norway	Cott Beverages Inc.	274485	12-Feb-2014	RC ZERO
Norway	Cott Beverages Inc./Royal Crown International Division	79079	16-Apr-1970	DIET-RITE
Norway	Cott Beverages Inc./Royal Crown International Division	79512	19-Jun-1970	RC
Norway	Cott Beverages Inc./Royal Crown International Division	183082	26-Jun-1997	ROYAL CROWN
Norway	Cott Beverages Inc./Royal Crown International Division	238457	22-Mar-2007	RC & Design
Oman	Cott Beverages Inc./Royal Crown International Division	66811	14-Jan-2012	RC (Arabic Characters)
Oman	Cott Beverages Inc./Royal Crown International Division	29995	19-Jun-2005	RCQ
Oman	Cott Beverages Inc./Royal Crown International Division	30249	05-Jul-2005	COTT
Oman	Cott Beverages Inc./Royal Crown International Division	19970	09-Jun-2004	RC EDGE

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Oman	Cott Beverages Inc./Royal Crown International Division	4782	07-Nov-1998	ROYAL CROWN
Oman	Cott Beverages Inc./Royal Crown International Division	9655	23-Jun-2002	RC ROYAL CROWN
Oman	Cott Beverages Inc./Royal Crown International Division	4781	07-Nov-1998	DIET-RITE
Pakistan	Cott Beverages Inc./Royal Crown International Division	68471	23-Sep-1980	UPPER 10
Pakistan	Cott Beverages Inc./Royal Crown International Division	60541	19-Oct-1976	RC COLA & Design (Urdu & Arabic Characters)
Pakistan	Cott Beverages Inc./Royal Crown International Division	60540	22-Apr-1974	ROYAL CROWN RC (Stylized)
Pakistan	Cott Beverages Inc./Royal Crown International Division	138411	29-Oct-1996	RC
Pakistan	Cott Beverages Inc./Royal Crown International Division	261777	16-Feb-2009	RCQ
Pakistan	Cott Beverages Inc./Royal Crown International Division	138422	29-Oct-1996	ROYAL CROWN
Panama	Cott Beverages Inc.	20407301	29-Mar-2012	RCQ
Panama	Cott Beverages Inc.	20410501	13-Mar-2012	RC LIGHT
Panama	Cott Beverages Inc./Royal Crown International Division	23001	27-Aug-2012	ROYAL CROWN (Stylized)
Panama	Cott Beverages Inc./Royal Crown International Division	15670601	15-Apr-2008	RC & Design
Papua New Guinea	Cott Beverages Inc./Royal Crown International Division	A65259	16-Sep-1975	RC & Design
Papua New Guinea	Cott Beverages Inc./Royal Crown International Division	A2564R	09-Jun-2004	ROYAL CROWN COLA
Paraguay	Cott Beverages Inc./Royal Crown International Division	318255	17-Sep-1998	ROYAL CROWN
Paraguay	Cott Beverages Inc./Royal Crown International Division	350112	25-Oct-1971	RC

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Paraguay	Cott Beverages Inc./Royal Crown International Division	221950	18-Jan-2000	KICK
Paraguay	Cott Beverages Inc./Royal Crown International Division	328876	10-Mar-2010	EMERGE
Paraguay	Cott Beverages Inc./Royal Crown International Division	327887	19-Jan-2010	RED RAIN
Paraguay	DS Waters of America, Inc.	308310	15-Apr-08	NURSERY
Peru	Cott Beverages Inc./Royal Crown International Division	9037	29-Oct-1981	RC
Peru	Cott Beverages Inc./Royal Crown International Division	61835	15-May-1991	DIET-RITE
Peru	Cott Beverages Inc./Royal Crown International Division	9018	27-Oct-1986	ROYAL CROWN
Peru	DS Waters of America, Inc.	134901	4-Feb-08	NURSERY
Philippines	Cott Beverages Inc./Royal Crown International Division	58817	12-Jul-1994	ROYAL CROWN
Philippines	Cott Beverages Inc./Royal Crown International Division	42002006443	17-Jan-2005	RC
Philippines	Cott Beverages Inc./Royal Crown International Division	42012007476	21-Jan-2010	UPPER 10
Philippines	Cott Beverages Inc./Royal Crown International Division	42012007477	21-Jan-2010	RCQ
Philippines	Cott Beverages Inc./Royal Crown International Division	42013009297	12-Dec-2013	RC COLA FREE
Poland	Cott Beverages Inc./Royal Crown International Division	R75903	21-Jan-1994	ROYAL CROWN
Poland	Cott Beverages Inc./Royal Crown International Division	R75904	21-Jan-1994	RC
Poland	Cott Beverages Limited	996972	11-Mar-2009	EMERGE

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Poland	Cott Beverages Limited	R-229903	23-Apr-2009
Portugal	Cott Beverages Inc./Royal Crown International Division	156787	10-Dec-1970	DIET-RITE
Portugal	Cott Beverages Inc./Royal Crown International Division	231177	08-Oct-1991	UPPER 10
Portugal	Cott Beverages Inc./Royal Crown International Division	162246	12-Apr-1972	ROYAL CROWN
Portugal	Cott Beverages Inc./Royal Crown International Division	350353	01-Oct-2001	RC
Portugal	Cott Beverages Limited	996972	11-Mar-2009	EMERGE
Qatar	Cott Beverages Inc./Royal Crown International Division	34921	11-Sep-2007	ROYAL CROWN COLA (English) & RC (Arabic)
Qatar	Cott Beverages Inc./Royal Crown International Division	4738	19-Feb-1991	DIET RITE (English & Arabic Characters)
Qatar	Cott Beverages Inc./Royal Crown International Division	12048	29-Oct-2002	ROYAL CROWN COLA RC COLA & Design
Qatar	Cott Beverages Inc./Royal Crown International Division	12047	29-Oct-2002	ROYAL CROWN
Romania	Cott Beverages Inc./Royal Crown International Division	R21130	05-Jun-1991	ROYAL CROWN
Romania	Cott Beverages Inc./Royal Crown International Division	36233	02-Aug-1996	KICK
Romania	Cott Beverages Inc./Royal Crown International Division	R18359	21-Jul-1995	UPPER 10
Romania	Cott Beverages Inc./Royal Crown International Division	R22046	25-Feb-1996	RC

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Romania	Cott Beverages Inc./Royal Crown International Division	114520	20-Dec-2010	RED RAIN
Romani	Cott Beverages Limited	996972	11-Mar-2009	EMERGE
Russian Federation	Cott Beverages Inc./Royal Crown International Division	225247	18-Oct-2002	RC EDGE
Russian Federation	Cott Beverages Inc./Royal Crown International Division	108301	05-Oct-1992	ROYAL CROWN
Russian Federation	Cott Beverages Inc./Royal Crown International Division	288664	12-May-2005	RC & Design
Russian Federation	Cott Beverages Inc./Royal Crown International Division	285281	29-Mar-2005	RCQ (Stylized)
Russian Federation	Cott Beverages Inc./Royal Crown International Division	149515	15-Jan-1997	DIET RITE
Russian Federation	Cott Beverages Inc./Royal Crown International Division	157246	13-Oct-1997	KICK
Russian Federation	Cott Beverages Inc./Royal Crown International Division	136917	25-Jan-1996	ROYAL CROWN
Russian Federation	Cott Beverages Inc./Royal Crown International Division	174076	13-Apr-1999	ROYAL CROWN DRAFT
Saudi Arabia	Cott Beverages Inc.	71688	04-Mar-2004	COTT
Saudi Arabia	Cott Beverages Inc./Royal Crown International Division	16392	17-Nov-1986	DIET RITE
Saudi Arabia	Cott Beverages Inc./Royal Crown International Division	49771	02-Oct-1999	RC EDGE
Saudi Arabia	Cott Beverages Inc./Royal Crown International Division	6422	01-Dec-1976	ROYAL CROWN (English & Arabic Characters)
Saudi Arabia	Cott Beverages Inc./Royal Crown International Division	79575	23-Jul-2005	RC
Saudi Arabia	Cott Beverages Inc./Royal Crown International Division	10489	18-Feb-2009	UPPER 10
Saudi Arabia	Cott Beverages Inc./Royal Crown International Division	143941	25-May-2013	RC Logo (Arabic Characters in Color)

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Serbia	Cott Beverages Inc./Royal Crown International Division	21300	26-Jan-1976	RC
Serbia	Cott Beverages Inc./Royal Crown International Division	21677	15-Aug-1976	ROYAL CROWN
Serbia	Cott Beverages Inc./Royal Crown International Division	52881	19-Jul-2007	ROYAL CROWN
Serbia	Cott Beverages Inc./Royal Crown International Division	52882	19-Jul-2007	RED RAIN
Serbia	Cott Beverages Limited	941160	02-Oct-2007	ORIENT EMPORIUM TEA CO
Seychelles	Cott Beverages Inc./Royal Crown International Division	1214	10-Mar-1973	RC
Seychelles	Cott Beverages Inc./Royal Crown International Division	1215	10-Mar-1973	ROYAL CROWN
Singapore	Cott Beverages Inc./Royal Crown International Division	T7048364A	10-Feb-1970	ROYAL CROWN
Singapore	Cott Beverages Inc./Royal Crown International Division	T9509167D	26-Sep-1995	ROYAL CROWN DRAFT
Singapore	Cott Beverages Inc./Royal Crown International Division	T0515816B	30-Aug-2005	RC & Design
Slovakia	Cott Beverages Inc./Royal Crown International Division	164169	19-Sep-1979	RC
Slovakia	Cott Beverages Inc./Royal Crown International Division	189218	27-Jan-2000	ROYAL CROWN
Slovakia	Cott Beverages Limited	996972	11-Mar-2009	EMERGE
Slovakia	Cott Beverages Limited	226531	11-Dec-2009

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Slovenia	Cott Beverages Inc./Royal Crown International Division	9471087	12-Feb-1996	ROYAL CROWN
Slovenia	Cott Beverages Inc./Royal Crown International Division	9570803	10-Jun-1998	DIET RITE
Slovenia	Cott Beverages Inc./Royal Crown International Division	200470653	24-Mar-2004	RC
South Africa	Cott Beverages Inc./Royal Crown International Division	196703337	30-May-1968	RC
South Africa	Cott Beverages Inc./Royal Crown International Division	9605824	01-Jul-1999	ROYAL CROWN DRAFT COLA Label
South Africa	Cott Beverages Inc./Royal Crown International Division	196202134	26-Jun-1962	ROYAL CROWN
South Korea	DS Waters of America, Inc.	40-0867189	2-Jun-11	NURSERY
Spain	Cott Beverages Inc./Royal Crown International Division	431779	30-June-1967	DIET-RITE
Spain	Cott Beverages Inc./Royal Crown International Division	622002	05-Apr-1973	RC
Spain	Cott Corporation	1951513	05-Oct-1995	COTT
Spain	Cott Beverages Limited	996972		EMERGE
Spain	Cott Beverages Inc./Royal Crown International Division	622003	03-Oct-1974	ROYAL CROWN
St. Lucia	Cott Beverages Inc./Royal Crown International Division	1051970	25-Aug-1970	ROYAL CROWN
St. Lucia	Cott Beverages Inc./Royal Crown International Division	1041970	25-Aug-1970	RC (Stylized)
St. Lucia	Cott Beverages Inc./Royal Crown International Division	TM2013000137	24-May-2013	RC
St. Maarten	Cott Beverages Inc./Royal Crown International Division	4175	20-Jan-1984	RC
Suriname	Cott Beverages Inc./Royal Crown International Division	21595	03-Oct-2008	RED RAIN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Suriname	Cott Beverages Inc./Royal Crown International Division	21923	26-May-2009	RC ZERO
Suriname	Cott Beverages Inc./Royal Crown International Division	7390	08-Oct-1971	RC
Suriname	Cott Beverages Inc./Royal Crown International Division	7389	08-Oct-1971	ROYAL CROWN
Swaziland	Cott Beverages Inc./Royal Crown International Division	2471971SA	16-Aug-1971	RC
Swaziland	Cott Beverages Inc./Royal Crown International Division	3952012	13-Sep-2012	ROYAL CROWN
Sweden	Cott Beverages Inc./Royal Crown International Division	128904	24-Oct-1969	DIET-RITE
Sweden	Cott Beverages Inc./Royal Crown International Division	323317	09-May-1997	UPPER 10
Sweden	Cott Beverages Inc./Royal Crown International Division	322345	21-Mar-1997	ROYAL CROWN
Sweden	Cott Beverages Inc./Royal Crown International Division	125386	15-Nov-1968	DIET-RITE
Switzerland	Cott Beverages Inc./Royal Crown International Division	395685	05-Jun-1972	ROYAL CROWN COLA RC (Stylized)
Switzerland	Cott Beverages Inc./Royal Crown International Division	628460	19-Apr-2012	RC
Switzerland	Cott Beverages Inc./Royal Crown International Division	628466	19-Apr-2012	ROYAL CROWN
Syria	Cott Beverages Inc./Royal Crown International Division	19781	03-Oct-1974	ROYAL CROWN (Arabic Characters)
Syria	Cott Beverages Inc./Royal Crown International Division	10179	03-Oct-2009	RC (Arabic Characters)
Syria	Cott Beverages Inc./Royal Crown International Division	127061	21-Dec-2013	RCQ (Latin & Arabic Characters)
Syria	Cott Beverages Inc./Royal Crown International Division	127060	18-Dec-2013	RC ZERO (Latin & Arabic Characters)

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Syria	Cott Beverages Inc./Royal Crown International Division	13605	03-Aug-1967	RC
Syria	Cott Beverages Inc./Royal Crown International Division	24911	23-Dec-1975	UPPER 10
Syria	Cott Beverages Inc./Royal Crown International Division	13606	03-Aug-1967	ROYAL CROWN
Taiwan	Cliffstar LLC	1375619	01-Sep-2009	SHANSTAR & Design
Taiwan	Cott Beverages Inc./Royal Crown International Division	790102	16-Dec-1997	ROYAL CROWN
Taiwan	Cott Beverages Inc./Royal Crown International Division	782264	16-Oct-1997	RC
Taiwan	Cott Beverages Inc./Royal Crown International Division	738695	01-Dec-1996	ROYAL CROWN DRAFT
Taiwan	Cott Beverages Inc./Royal Crown International Division	818609	16-Sep-1998	DIET RITE
Taiwan	Cott Beverages Inc./Royal Crown International Division	1144574	16-Mar-2005	RC EDGE
Taiwan	DS Waters of America, Inc.	1442340	1-Dec-10	NURSERY
Tajikistan	Cott Beverages Inc./Royal Crown International Division	TJ6624	18-Mar-2005	ROYAL CROWN COLA & RC Design
Tajikistan	Cott Beverages Inc./Royal Crown International Division	TJ2538	13-Jul-1994	UPPER 10 (Stylized)
Tajikistan	Cott Beverages Inc./Royal Crown International Division	1733	03-Jan-1995	RC (Stylized)
Tajikistan	Cott Beverages Inc./Royal Crown International Division	3823	12-May-1999	KICK
Tajikistan	Cott Beverages Inc./Royal Crown International Division	1747	23-Jan-1995	ROYAL CROWN COLA RC (Stylized)
Tajikistan	Cott Beverages Inc./Royal Crown International Division	TJ2555	13-Jul-1994	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Thailand	Cott Beverages Inc./Royal Crown International Division	KOR79581	28-Jun-1972	ROYAL CROWN
Thailand	Cott Beverages Inc./Royal Crown International Division	KOR79285	02-Nov-1979	RC COLA & Design (Thai Characters)
Thailand	Cott Beverages Inc./Royal Crown International Division	KOR80619	14-Jul-1972	RC
Thailand	Cott Beverages Inc./Royal Crown International Division	KOR229506	08-Nov-2005	RCQ (Stylized)
Trinidad and Tobago	Cott Beverages Inc./Royal Crown International Division	1362	28-Nov-1963	ROYAL CROWN COLA
Trinidad and Tobago	Cott Beverages Inc./Royal Crown International Division	6018	01-Oct-1974	ROYAL CROWN
Tunisia	Cott Beverages Inc./Royal Crown International Division	EE060192	2/3/2006	UPPER 10 (Stylized)
Tunisia	Cott Beverages Inc./Royal Crown International Division	EE85314	17-Dec-1970	RC (Latin & Arabic Characters)
Tunisia	Cott Beverages Inc./Royal Crown International Division	EE910016	13-Jan-1976	DIET RITE (Stylized)
Tunisia	Cott Beverages Inc./Royal Crown International Division	EE85313	17-Dec-1970	ROYAL CROWN (Latin & Arabic Characters)
Turkey	Cott Beverages Inc./Royal Crown International Division	176002	24-Jun-1996	RC
Turkey	Cott Beverages Inc./Royal Crown International Division	94630	19-Nov-1973	ROYAL CROWN
Turkey	Cott Beverages Inc./Royal Crown International Division	200635555	21-Jul-2006	RC & Design
Turkmenistan	Cott Beverages Inc./Royal Crown International Division	9201	12-Apr-2007	RCQ (Stylized)
Turkmenistan	Cott Beverages Inc./Royal Crown International Division	9202	12-Apr-2007	ROYAL CROWN COLA & RC Design
Turks and Caicos	DS Waters of America, Inc.	15476	24-June-2008	NURSERY

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Ukraine	Cott Beverages Inc.	120638	25-Mar-2010	ORIENT EMPORIUM TEA CO.
Ukraine	Cott Beverages Inc./Royal Crown International Division	10867	30-Oct-1998	ROYAL CROWN
Ukraine	Cott Beverages Inc./Royal Crown International Division	16622	16-Oct-2000	KICK
Ukraine	Cott Beverages Inc./Royal Crown International Division	67288	15-Sep-2006	ROYAL CROWN COLA & RC Design
United Arab Emirates	Cott Beverages Inc./Royal Crown International Division	59591	16-Apr-2006	RC
United Arab Emirates	Cott Beverages Inc./Royal Crown International Division	164430	15-Feb-2012	RC ZERO
United Arab Emirates	Cott Beverages Inc./Royal Crown International Division	44580	06-Jan-2004	COTT
United Arab Emirates	Cott Beverages Inc./Royal Crown International Division	23530	18-Oct-2000	RC EDGE
United Arab Emirates	Cott Beverages Inc./Royal Crown International Division	161778	02-Jan-2012	RC (Arabic Characters)
United Arab Emirates	Cott Beverages Inc./Royal Crown International Division	40448	21-May-2003	ROYAL CROWN
Uruguay	Cott Beverages Inc./Royal Crown International Division	391789	13-May-2008	ORIENT EMPORIUM TEA CO.
Uruguay	Cott Beverages Inc./Royal Crown International Division	391788	13-May-2008	EMERGE
Uruguay	Cott Beverages Inc./Royal Crown International Division	391790	13-May-2008	RED RAIN
Uruguay	Cott Beverages Inc./Royal Crown International Division	391866	05-Jun-1998	RC
Uruguay	Cott Beverages Inc./Royal Crown International Division	391865	31-May-1976	ROYAL CROWN
Uruguay	Cott Beverages Inc./Royal Crown International Division	383114	7/23/2007	ROYAL CROWN COLA & RC Design

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
Uruguay	DS Waters of America, Inc.	381925	28-Apr-08	NURSERY
Uzbekistan	Cott Beverages Inc./Royal Crown International Division	5471	18-Nov-1996	ROYAL CROWN
Uzbekistan	Cott Beverages Inc./Royal Crown International Division	5473	16-Nov-1996	UPPER 10 (Stylized)
Uzbekistan	Cott Beverages Inc./Royal Crown International Division	7183	19-Mar-1998	KICK
Uzbekistan	Cott Beverages Inc./Royal Crown International Division	13425	27-Apr-2005	RC & Design
Venezuela	Cott Beverages Inc.	P189755	29-May-1996	STARS & STRIPES
Venezuela	Cott Beverages Inc./Royal Crown International Division	P292190	02-Mar-2009	RC & Design
Venezuela	Cott Beverages Inc./Royal Crown International Division	F118455	22-Apr-1986	RC
Venezuela	Cott Beverages Inc./Royal Crown International Division	157687F	02-May-1994	ROYAL CROWN
Venezuela	Cott Beverages Inc./Royal Crown International Division	139275	09-Oct-1990	ROYAL CROWN
Venezuela	DS Waters of America, Inc.	P284667	21-Apr-08	NURSERY
Vietnam	Cott Beverages Inc./Royal Crown International Division	2344	03-Mar-1991	ROYAL CROWN
Vietnam	Cott Beverages Inc./Royal Crown International Division	1975	11-Dec-1990	UPPER 10
Vietnam	Cott Beverages Inc./Royal Crown International Division	142224	08-Feb-2010	RC & Design
West Bank	Cott Beverages Inc./Royal Crown International Division	3949	29-Mar-2000	RC
West Bank	Cott Beverages Inc./Royal Crown International Division	3950	29-Mar-2000	ROYAL CROWN
West Bank	Cott Beverages Inc./Royal Crown International Division	6582	13-May-2002	ROYAL CROWN COLA & RC Design (in English) (Label in color)

* * * CONFIDENTIAL * * *

Country	Owner	Registration Number	Date	Trademark
West Bank	Cott Beverages Inc./Royal Crown International Division	6580	13-May-2002	ROYAL CROWN COLA & RC Design (in Arabic) (Label in color)
Yemen, Republic of	Cott Beverages Inc./Royal Crown International Division	28411	17-Oct-2006	RC (Block Letters)
Yemen, Republic of	Cott Beverages Inc./Royal Crown International Division	6097	07-Jan-1997	ROYAL CROWN
Yemen, Republic of	Cott Beverages Inc./Royal Crown International Division	6403	19-Mar-1997	ROYAL CROWN COLA RC COLA & Design
Zambia	Cott Beverages Inc./Royal Crown International Division	55394	19-Dec-1994	DIET-RITE
Zambia	Cott Beverages Inc./Royal Crown International Division	55494	19-Dec-1994	ROYAL CROWN RC (Stylized)
Zambia	Cott Beverages Inc./Royal Crown International Division	55594	19-Dec-1994	ROYAL CROWN
Zimbabwe	Cott Beverages Inc./Royal Crown International Division	62071	05-Aug-1971	ROYAL CROWN
Zimbabwe	Cott Beverages Inc./Royal Crown International Division	44499	08-Apr-1999	RC EDGE
Zimbabwe	Cott Beverages Inc./Royal Crown International Division	7202006	30-Apr-2007	ROYAL CROWN COLA & RC Design
WIPO	Cott Beverages Limited	996972	11-Mar-2009	EMERGE
WIPO	Cott Beverages Limited	941160	02-OCT-2007	ORIENT EMPORIUM TEA CO

* * * CONFIDENTIAL * * *

International

Trademark Applications

Country Name	Owner	Application Number	Date	Trademark
Albania	Cott Beverages Inc./Royal Crown International Division	ALT2014116	10-Mar-2014	UPPER 10
Argentina	Cott Beverages Inc./Royal Crown International Division	3208309	19-Nov-2012	RC
Bahamas	DS Waters of America, Inc.	30640	14-Jun-07	NURSERY
Bangladesh	Cott Beverages Inc./Royal Crown International Division	173100	09-Mar-2014	RC
Bangladesh	Cott Beverages Inc./Royal Crown International Division	173101	09-Mar-2014	UPPER 10
Bangladesh	Cott Beverages Inc./Royal Crown International Division	174472	22-Apr-2014	ROYAL CROWN
Bangladesh	Cott Beverages Inc./Royal Crown International Division	45413	05-Dec-1995	RC
Bangladesh	Cott Beverages Inc./Royal Crown International Division	45412	05-Dec-1995	UPPER 10
Bangladesh	Cott Beverages Inc./Royal Crown International Division	142326	27-Apr-2011	RC ZERO
Bangladesh	Cott Beverages Inc./Royal Crown International Division	178844	21-Sep-2014	RC ZERO (Stylized)
Barbados	Cott Beverages Inc./Royal Crown International Division	8122795	01-Mar-2007	RC & Design
Bermuda	Cott Beverages Inc./Royal Crown International Division	53665	03-June-2014	ROYAL CROWN COLA RC (Stylized)
Bermuda	Cott Beverages Inc./Royal Crown International Division	53666	03-June-2014	RC (Stylized)
Bermuda	Cott Beverages Inc./Royal Crown International Division	53667	03-June-2014	ROYAL CROWN
Brazil	Cott Beverages Inc./Royal Crown International Division	831266813	22-Nov-2011	ROYAL CROWN BAM

* * * CONFIDENTIAL * * *

Country Name	Owner	Application Number	Date	Trademark
China	DS Waters of America, Inc.	6513836	16-Jan-08	WATER.COM
China	DS Waters of America, Inc.	6513628	16-Jan-08	WATER.COM
Colombia	Cott Beverages Inc./Royal Crown International Division	14249717	12-Nov-2014	STARS & STRIPES
Cuba	Cott Beverages Inc./Royal Crown International Division	20130775	27-Nov-2013	RC
Cuba	Cott Beverages Inc./Royal Crown International Division	20130774	27-Nov-2013	ROYAL CROWN
Cuba	Cott Beverages Inc./Royal Crown International Division	20130776	27-Nov-2013	RCQ
Dominican Republic	Cott Beverages Inc.	20145311	24-Feb-2014	MULBERRY FARMS Logo
Dominican Republic	Cott Beverages Inc.	20145310	24-Feb-2014	MULBERRY FARMS
Ecuador	Cott Beverages Inc./Royal Crown International Division	201224512	04-Jul-2012	COTT
Egypt	Cott Beverages Inc./Royal Crown International Division	299949	19-Mar-2014	ROYAL CROWN (Arabic Characters)
Egypt	Cott Beverages Inc./Royal Crown International Division	252885	01-Nov-2012	RC Arabic Logo in Color
Egypt	Cott Beverages Inc./Royal Crown International Division	215805	29-Apr-2008	ROYAL CROWN COLA & RC Design
Egypt	Cott Beverages Inc./Royal Crown International Division	266653	30-Oct-2011	RC COLA & Design (Color)
Ethiopia	Cott Beverages Inc./Royal Crown International Division	FTM/ 4887/2014	24-Sep-2014	ROYAL CROWN
Ethiopia	Cott Beverages Inc./Royal Crown International Division	FTM/ 4882/2014	24-Sep-2014	RC
India	Cott Beverages Inc./Royal Crown International Division	1802620	02-Apr-2009	RC ZERO
Iraq	Cott Beverages Inc./Royal Crown International Division	60555	21-Dec-2011	ROYAL CROWN

* * * CONFIDENTIAL * * *

Country Name	Owner	Application Number	Date	Trademark
Iraq	Cott Beverages Inc./Royal Crown International Division	60554	21-Dec-2011	RCQ
Iraq	Cott Beverages Inc./Royal Crown International Division	60556	21-Dec-2011	RC
Iraq	Cott Beverages Inc./Royal Crown International Division	63046	23-Oct-2012	COTT RAIN
Kenya	Cott Beverages Inc./Royal Crown International Division	81625	31-Jan-2014	ROYAL CROWN
Kenya	Cott Beverages Inc./Royal Crown International Division	81624	31-Jan-2014	RC
Korea, Republic of	Cliffstar LLC	4020140066513	06-Oct-2014	GOLDEN CROWN
Korea, Republic of	Cott Beverages Inc./Royal Crown International Division	528732012	22-Aug-2012	VESS
Kosovo	Cott Beverages Inc./Royal Crown International Division	KSM2013234	11-Mar-2013	RED RAIN Lion Design
Kosovo	Cott Beverages Inc./Royal Crown International Division	KSM201422	17-Jan-2014	RC NEO
Kuwait	Cott Beverages Inc./Royal Crown International Division	115659	01-Nov-2010	RC COLA (Stylized) in Arabic Characters
Lebanon	Cott Beverages Inc./Royal Crown International Division	160228	16-Sep-2014	UPPER 10
Lebanon	Cott Beverages Inc./Royal Crown International Division	133655	31-Mar-2011	RC Logo (Arabic Characters in Black & White)
Malaysia	Cott Beverages Inc./Royal Crown International Division	2013001523	25-Jan-2013	ROYAL CROWN
Malaysia	Cott Beverages Inc./Royal Crown International Division	6000013	1/3/2006	ROYAL CROWN COLA & RC Design
Mexico	DS Waters of America, Inc.	1036846	28-Sep-09
Mexico	DS Waters of America, Inc.	1165198	22-Mar-11	SPARKLETTS

* * * CONFIDENTIAL * * *

Country Name	Owner	Application Number	Date	Trademark
Nigeria	Cott Beverages Inc./Royal Crown International Division	FTM201111962	12-Jul-2011	RC
Nigeria	Cott Beverages Inc./Royal Crown International Division	FTM201111963	12-Jul-2011	ROYAL CROWN
Panama	Cliffstar LLC	22305001	22-May-2013	GOLDEN CROWN
Panama	Cott Beverages Inc./Royal Crown International Division	22163201	03-Jun-2013	ROYAL CROWN
Serbia	Cott Beverages Inc./Royal Crown International Division	Z20141163	07-Aug-2014	RC COLA (Color label)
Serbia	Cott Beverages Inc./Royal Crown International Division	Z79606	3/31/2006	RED RAIN
Syria	Cott Beverages Inc./Royal Crown International Division	5923	18-Sep-2012	DIET RC
Syria	Cott Beverages Inc./Royal Crown International Division	5839	11-Sep-2012	ROYAL CROWN
Syria	Cott Beverages Inc./Royal Crown International Division	5838	11-Sep-2012	ROYAL CROWN (Arabic characters)
Syria	Cott Beverages Inc./Royal Crown International Division	667	13-Jan-2011	RC
Syria	Cott Beverages Inc./Royal Crown International Division	668	13-Jan-2011	RC Logo (Arabic characters in color)
Tajikistan	Cott Beverages Inc.	14013064	02-Jun-2014	MULBERRY FARMS Logo
Tajikistan	Cott Beverages Inc.	14013065	02-Jun-2014	MULBERRY FARMS
Tajikistan	Cott Beverages Inc.	14013066	02-Jun-2014	MULBERRY FARMS ICE
Tajikistan	Cott Beverages Inc./Royal Crown International Division	14012954	20-Feb-2014	UPPER 10
Uzbekistan	Cott Beverages Inc./Royal Crown International Division	MGU20140311	20-Feb-2014	UPPER 10
Venezuela	Cliffstar LLC	2012003275	24-Feb-2012	GOLDEN CROWN

* * * CONFIDENTIAL * * *

Copyrights

Canada

Recordation Title	Recordation Number	Date	Unregistered Copyrights Referenced
Release of security interest in copyrights (reg. no. 1057660) of JP Morgan Chase Bank, N.A. in favor of Cott Corporation Corporation Cott	1080098	9/17/10	HAPPY-UP, HAPPY POP, GIGGLE, HAPPY NATURAL, C’MON GET HAPPY, HIGHLAND SPRING, HAPPY POP & DESIGN, NICE-N-LIFE
Assignment from Brio Beverages Inc. to Cott Beverages West Ltd.	46786	5/15/97	HAPPY NATURAL, HIGHLAND SPRING, NICE-N-LITE, HAPPY-UP, C’MON GET HAPPY, HAPPY POP & DESIGN, GIGGLE, HAPPY POP
Certificate of amalgamation (reg. #46786) granting interest from Cott Beverages West Ltd. to Cott Corporation Corporation Cott	1057443	4/8/08	HAPPY NATURAL, HIGHLAND SPRING , NICE-N-LITE, HAPPY-UP, C’MON GET HAPPY, HAPPY POP & DESIGN, GIGGLE, HAPPY POP

United States

Owner	Registration Number	Date	Copyright
DS Services of America, Inc. (claimant in Copyright Office records is Suntory Water Group, Inc.)	TX0003653712**	9/27/93	The book of water
DS Services of America, Inc. (claimant in Copyright Office records is Suntory Water Group, Inc.)	TX0003647986**	9/27/93	The 10-k thirst quencher really, really good stuff stuffing contest: Official Rules
DS Services of America, Inc.(claimant in Copyright Office records is Cloister Spring Water Company)	VA0000843419**	3/13/97	Mountain scene
DS Services of America, Inc. (claimant in Copyright Office records is DS Waters of America, Inc.)	VA0001385440**	9/25/93	Water delivery man

**	These four registrations have unreleased security interests in favor of JP Morgan Chase Bank and DS Services of America, Inc. will use commercially reasonable efforts to obtain releases for each prior to Closing.

* * * CONFIDENTIAL * * *

Licenses [***] [Certain License information redacted]

Canada

Licensor	Licensee	Registration / Application Number	Date	Description
S.M. Jaleel & Company Limited	Cott Beverages Canada	492,131	31-JAN-1999	CHUBBY Character and Design
S.M. Jaleel & Company Limited	Cott Beverages Canada	891,288	31-JAN-1999	CHUBBY
S.M. Jaleel & Company Limited	Cott Beverages Canada	844,168	31 JAN 1999	Chubby Bottle Distinguishing Guise
Star Child Design Inc.	Cott Corporation	TMA484207/0794806(CIPO)	1 AUG 2007	SIMPLY KIDS
Star Child Design Inc.	Cott Corporation	TMA568790/1058837(CIPO)	10 OCT 2002	Star Child Design
Star Child Design Inc.	Cott Corporation	TMA568791/1058703(CIPO)	10 OCT 2002	Simply Kids and Design
Star Child Design Inc.	Cott Corporation	TAM648138/1238948(CIPO)	15 SEPT 2005	100% Petit
Copyright Clearance Center	Cott Beverages Inc.	None Indicated	12 NOV 2013	Renewal of the Annual copyright license agreement with CCC
Skinny Nutritional Corp.	Cott Beverages Inc.	2,557,075	31 JAN 2012
Pop Shoppe	Cott Corporation	None Indicated	26 FEB 2012	License of the Pop Shoppe brand
Orthodox Union	Cott Corporation	None Indicated	19 JULY 2012	Kosher Certification License

* * * CONFIDENTIAL * * *

United Kingdom

Licensor	Licensee	Registration/ Application Number	Date	Description
[***]	Cott Beverages Limited		[***]	[***]
Caribbean Flavors, Ltd.	Cott Beverages Limited		6/29/06	License of the following marks in conjunction with a Manufacturing and Distribution agreement: D&G TING KOLA CHAMPAGNE KOOL KAT OLD JAMAICAN DESNOES & GEDDES
Cott Beverages Limited	1) Choice Brands Europe Limited 2) Retail Brands (Holdings) BV 3) Cott UK Limited	1585494	12-SEP-1994	COTT (Classes 30 and 32)
Cott Beverages Limited	Cott Beverages Limited	2102231	7-OCT-1999	BEN SHAWS (Class 32)

1.	Strategic Alliance Agreement dated as of November 12, 2013 by and between DS Waters of America, Inc. and Primo Water Corporation.
2.	Oracle License and Services Agreement dated November 30, 2004, by and between DS Waters of America, Inc. and Oracle Corporation, as amended by Amendment One dated November 30, 2004, by and between the parties; Service Contract Details, dated September 1, 2012; Ordering Document, dated September 30, 2012; Service Contract Details, dated October 31, 2012.
3.	Master Services Agreement dated January 9, 2013, by and between DS Waters of America, Inc. and Rimini Street, Inc., Statement of Work No. 1 Oracle Technology Support Services, dated January 9, 2013 and Statement of Work No. 2 Oracle Technology Support Services, dated January 9, 2013.
4.	Microsoft Volume Licensing Agreement dated April 1, 2014, by and between DS Services of America, Inc. and Microsoft Licensing, GP.

* * * CONFIDENTIAL * * *

5.	DS Waters of America, Inc. licenses certain Owned Intellectual Property to third parties to produce products on behalf of DS Waters of America, Inc. including the Contracts with Advanced Refreshment LLC and Niagara Bottling, LLC, set forth on Section 4.11(a)(ii).
6.	Private Label Supply Agreement dated October 30, 2014, by and between Unified Grocers, Inc. and DS Services of America, Inc.
7.	Supplier Business Relationship Agreement dated November 17, 2005, by and between Sonic Industries, Inc. and The Standard Companies, Inc.
8.	Supply Agreement dated October 1, 2013, between DS Services of America, Inc. and Winn-Dixie Stores, Inc.
9.	Master Agreement dated January 1, 2007, by and between DS Waters of America, Inc. (as assignee of The Standard Companies, Inc.) and G6 Hospitality LLC (as successor to Accor North America, Inc.).
10.	Packaging and Distribution Agreement dated March 24, 2012, by and between Reily Foods Company and DS Waters of America, Inc.
11.	Distribution Agreement between Mars Drinks North America, LLC and DS Waters of America, Inc., dated May 2014.
12.	Amended and Restated Provider Agreement dated September 13, 2011, by and between DS Waters of America, Inc. and Costco Wholesale Corporation.
13.	Supply Agreement with Target Stores, Inc.
14.	Supply Agreement dated August 4, 2011, between Sodexo Operations, LLC and DS Waters of America, Inc.
15.	Supply Agreement dated October 1, 2013, between DS Services of America, Inc. and Winn-Dixie Stores, Inc.
16.	Non-Stocked Product Vendor Program Agreement dated May 23, 2013, between DS Waters of America, Inc. and Staples the Office Superstore, LLC and its Affiliates.
17.	Notwithstanding its expiration, DS Waters of America, Inc. continues to purchase certain products from Solo Cup Operating Corporation and its parent company Dart Container Corporation pursuant to the terms and conditions of that certain Supply Agreement for Cups dated July 1, 2008, by and between DS Waters of America, Inc. and Solo Cup Operating Corporation.
18.	Product Supply Agreement dated August 9, 2013, between Cascade Coffee, Inc. and DS Waters of America, Inc.

* * * CONFIDENTIAL * * *

19.	Amended and Restated Provider Agreement dated September 13, 2011, by and between DS Waters of America, Inc. and Costco Wholesale Corporation.
20.	Private Label Purchase Agreement dated January 1, 2007, by and between DS Waters of America, Inc. and Polar Corp. d/b/a Polar Beverages.
21.	Product Sales Agreement dated September 30, 2005, by and between DS Waters of America, LP and International Paper Company.
22.	Distributorship Agreement dated January 23, 2014, by and between Mountain Valley Spring Company, LLC and DS Waters of America, Inc.

* * * CONFIDENTIAL * * *

Industrial Designs

Canada

Owner	Registration Number	Date	Description
Cott Beverages Inc.	126935	20-Mar-2009	Bottle
Cott Beverages Inc.	129656	20-Mar-2009	Bottle

United Kingdom

Owner	Registration Number	Date	Description
Cott Beverages Limited	3011241	28-FEB-2003	Design of Bottle
Cott Beverages Limited	3011014	20-FEB-2003	Design of Bottle
Cott Beverages Limited	3011013	20-FEB-2003	Design of Bottle

* * * CONFIDENTIAL * * *

Internet Domain Names

Owner	Registrar	Expiration Date	Domain Name
Cott Corporation	Network Solutions	June 13, 2015	Bombshellenergy.com
Cott Corporation	Network Solutions	June 13, 2015	Drinkstarsandstripes.com
Cott Corporation	Network Solutions	June 29, 2015	superfruitsbrand.com
Cott Corporation	Network Solutions	July 3, 2015	Rccolainternational.com
Cott Corporation	Network Solutions	July 31, 2015	cott-beverages.com
Cott Corporation	Network Solutions	August 8, 2015	barealldrinks.com
Cott Corporation	Network Solutions	September 7, 2015	Orientemporium.com
Cott Corporation	Network Solutions	September 7, 2015	Orientemporiumteaco.com
Cott Corporation	Network Solutions	September 8, 2015	Cott.com
Cott Corporation	Network Solutions	October 11, 2015	Cottvending.com
Cott Corporation	Network Solutions	October 28, 2015	Drinksas.com
Cott Corporation	Network Solutions	October 28, 2015	Billionbubbles.com
Cott Corporation	Network Solutions	October 28, 2015	Drinkvess.com
Cott Corporation	Network Solutions	October 28, 2015	Vesswhistle.com
Cott Corporation	Network Solutions	October 28, 2015	Whistleorange.com
Cott Corporation	Network Solutions	October 29, 2015	Drinkvintage.com
Cott Corporation	Network Solutions	October 29, 2015	Fruitrefreshers.com
Cott Corporation	Network Solutions	October 29, 2015	Seltzer.biz
Cott Corporation	Network Solutions	October 28, 2015	Vess.us
Cott Corporation	Network Solutions	October 29, 2015	Vesssoda.com
Cott Corporation	Network Solutions	January 7, 2016	Cottsoda.com
Cott Corporation	Network Solutions	January 12, 2016	Aftershockenergy.com
Cott Corporation	Network Solutions	May 10, 2015	Drinkclearchoice.com
Cott Corporation	Network Solutions	December 27, 2015	Cottnet.com
Cott Corporation	Network Solutions	February 2, 2016	Redrainenergy.com
Cott Corporation	Network Solutions	November 26, 2015	drinkemerge.com
North East Retailer Brands LLC	Network Solutions	November 6, 2017	neretailerbrands.com
Cott Corporation	Internic.ca Inc.	December 1, 2014	Cott.ca
Cott Corporation	Internic.ca Inc.	October 11, 2015	Cottvending.ca
Cott Corporation	Internic.ca Inc.	February 2, 2015	Redrainenergy.ca
Patrick Parker	Webfusion Ltd	May 11, 2015	bare-all.co.uk
Cott Beverages Ltd.	Webfusion Ltd	June 24, 2015	cott.co.uk
Cott Beverages Ltd.	Webfusion Ltd	February 3, 2015	emergesport.com
Cott Beverages Ltd.	Webfusion Ltd.	May 20, 2016	favouritefamilychippy.co.uk

* * * CONFIDENTIAL * * *

Macaw Soft Drinks Ltd.	Webfusion Ltd	November 4, 2015	h2drinks.co.uk
Cott Corporation (JoAnn Holmes)	Webfusion Ltd	November 4, 2015	h2drinks.com
Macaw Soft Drinks Ltd.	Webfusion Ltd	November 4, 2015	h2kids.co.uk
Macaw Soft Drinks Ltd.	Webfusion Ltd	November 4, 2015	h2sport.co.uk
Macaw Soft Drinks Ltd.	Webfusion Ltd	November 4, 2015	h2spring.co.uk
Macaw Soft Drinks Ltd.	Webfusion Ltd	November 4, 2015	h2water.co.uk
Cott Beverages Ltd.	Webfusion Ltd	November 20, 2015	redroosterdrinks.co.uk
Cott Beverages Ltd.	Webfusion Ltd	November 20, 2015	redroosterdrinks.com
Cott Beverages Ltd.	Fasthosts Internet Ltd	July 22, 2015	505ifty.co.uk
Cott Beverages Ltd.	Tucows, Inc.	July 22, 2015	505ifty.com
Cott Beverages Ltd.	Fasthosts Internet Ltd	April 8, 2015	benshawsdrinks.co.uk
Cott Beverages Ltd	Tucows, Inc.	April 8, 2015	benshawsdrinks.com
Cott Beverages Ltd	Fasthosts Internet Ltd	April 8, 2015	drinksofyesteryear.co.uk
Mark Edge (Cott Beverages Ltd)	Fasthosts Internet Ltd	July 30, 2015	emergeenergy.co.uk
Cott Beverages Ltd	Fasthosts Internet Ltd	June 30, 2015	emergeenergyshot.co.uk
Private registration	Tucows, Inc.	June 30, 2015	emergeenergyshot.com
Cott Beverages Ltd	Fasthosts Internet Ltd	June 30, 2015	emergeshot.co.uk
Private registration	Tucows, Inc.	June 30, 2015	emergeshot.com
Cott Beverages Ltd	Webfusion Ltd	April 8, 2015	emergestimulation.co.uk
Private registration	Tucows, Inc.	April 8, 2015	emergestimulation.com
Cott Beverages Ltd	Fasthosts Internet Ltd	June 18, 2015	redroosterenergyshot.co.uk
Private registration	Tucows, Inc.	June 18, 2015	redroosterenergyshot.com
Cott Beverages Ltd	Fasthosts Internet Ltd	September 8, 2015	redroostersport.co.uk
Cott Beverages Ltd	Tucows, Inc.	September 8, 2015	redroostersport.com
Cott Beverages Ltd	Fasthosts Internet Ltd	September 8, 2015	redroosterstimulation.co.uk
Cott Beverages Ltd	Tucows, Inc.	September 8, 2016	redroosterstimulation.com
Cott Beverages Ltd	Fasthosts Internet Ltd	June 18, 2015	roostershot.co.uk
Private registration	Tucows, Inc.	June 18, 2015	roostershot.com
Cott Beverages Ltd	Fasthosts Internet Ltd	June 18, 2015	theenergyshot.co.uk
Private registration	Tucows, Inc.	June 18, 2015	theenergyshot.com
Cott Beverages Ltd	Fasthosts Internet Ltd	July 22, 2015	thejuiciercompany.co.uk
Cott Beverages Ltd	Tucows, Inc.	July 22, 2015	thejuiciercompany.com

* * * CONFIDENTIAL * * *

Cott Beverages Ltd	Fasthosts Internet Ltd	June 18, 2015	wakeupwithrooster.co.uk
Private registration	Tucows, Inc.	June 18, 2015	wakeupwithrooster.com
Cliffstar	Network Solutions	January 18, 2016	Cliffstar.com
Private registration	Network Solutions	November 24, 2015	Chadwickbaybeverages.com
Private registration	Network Solutions	February 25, 2016	Cwaymail.com
Cliffstar	Network Solutions	January 13, 2016	Harborsidebev.com
Cliffstar	Network Solutions	January 13, 2016	Harborsideproducts.com
Cliffstar	Network Solutions	March 2, 2016	Juicedoit.com
Cliffstar	Network Solutions	January 13, 2016	Mychadwickbay.com
Cliffstar	Network Solutions	February 11, 2016	Shanstar.com
Cliffstar	Network Solutions	November 7, 2015	Starworldtrading.biz
Cliffstar	Network Solutions	November 8, 2015	Starworldtrading.com
Cliffstar	Network Solutions	February 12, 2016	Theseawitch.com
Cliffstar	Network Solutions	January 13, 2016	Yourchadwickbay.com
Cott Beverages Ltd.	Webfusion Ltd.	March 26, 2015	Emergedrinks.com
JoAnn Holmes	Webfusion Ltd	March 26, 2015	Emergedrinks.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	April 4, 2016	Diferyn.co.uk
Cliffstar	Network Solutions	May 3, 2015	Chadwickbay.com
Calypso Soft Drinks Ltd	Easily Limited	May 30, 2016	Calypsocups.co.uk
Calypso Soft Drinks Ltd	Easily Limited	May 30, 2016	Calypsoice.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	May 30 2016	Ice-cubes.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	June 9, 2016	Calypsoshop.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	June 9, 2016	Freeze-pops.co.uk
Calypso Soft Drinks	Ascio Technologies, Inc.	June 21, 2016	Sparkling-rapidz.com
Calypso Soft Drinks	Easily Limited	June 21, 2016	Calypso-rapidz.co.uk
Calypso Soft Drinks	Easily Limited	June 21, 2016	Sparkling-rapidz.co.uk
Calypso Soft Drinks	Ascio Technologies, Inc.	August 16, 2015	Calypsosoftdrinks.com
Cott Beverages Ltd.	Webfusion Ltd	August 22, 2015	Macb.co.uk
Calypso Soft Drinks Ltd	Easily Limited	August 22, 2015	Umbroisotonic.co.uk
Calypso Soft Drinks	Ascio Technologies, Inc.	August 23, 2015	Aquajuicejuicywater.com
Calypso Soft Drinks	Ascio Technologies, Inc.	August 23, 2015	Calypsoaquajuice.com
Calypso Soft Drinks	Ascio Technologies, Inc.	August 23, 2015	Jubbly-ice.com
Calypso Soft Drinks	Ascio Technologies, Inc.	August 23, 2016	Jubbly-icelollies.com

* * * CONFIDENTIAL * * *

Calypso Soft Drinks	Ascio Technologies, Inc.	August 23, 2016	Jubblyice.com
Calypso Soft Drinks	Ascio Technologies, Inc.	August 23, 2016	Jubblyicelollies.com
Calypso Soft Drinks	Ascio Technologies, Inc.	August 23, 2015	Sparklingrapidz.com
Calypso Soft Drinks	Easily Limited	August 23, 2015	Aquajuicejuicywater.co.uk
Calypso Soft Drinks	Easily Limited	August 23, 2015	Calypsoaquajuice.co.uk
Calypso Soft Drinks	Easily Limited	August 23, 2015	Jubbly-ice.co.uk
Calypso Soft Drinks	Easily Limited	August 23, 2015	Jubbly-icelollies.co.uk
Calypso Soft Drinks	Easily Limited	August 23, 2015	Jubblyice.co.uk
Calypso Soft Drinks	Easily Limited	August 23, 2015	Jubblyicelollies.co.uk
Calypso Soft Drinks	Easily Limited	August 23, 2015	Juicywater.co.uk
Calypso Soft Drinks	Easily Limited	August 23, 2015	Sparklingrapidz.co.uk
Calypso Soft Drinks	Ascio Technologies Inc.	August 31, 2015	Mrfreeze.eu
Cott Beverages Ltd.	Webfusion Ltd	September 1, 2016	Suso.co.uk
Calypso Soft Drinks	Ascio Technologies, Inc.	September 6, 2015	Aquajuice67.com
Calypso Soft Drinks	Easily Limited	September 6, 2015	Aquajuice67.co.uk
Calypso Soft Drinks	Easily Limited	September 19, 2015	Calypsosoftdrinks.info
Cott Beverages Ltd.	Network Solutions	September 26, 2015	Deveronspring.com
Cott Beverages Ltd.	Webfusion Ltd	September 26, 2015	Deveronspring.co.uk
Cott Corporation	Network Solutions	September 30, 2015	Radrainenergy.com
Cott Corportion	Network Solutions	September 30, 2015	Vintageseltzer.com
Calypso Soft Drinks Ltd	Easily Limited	October 1, 2018	Calypsosoftdrinks.co.uk
Calypso Soft Drinks	Easily Limited	October 12, 2018	Peckforton.co.uk
Cott Beverages Ltd.	Webfusion Ltd	October 13, 2016	Winwithrccola.co.uk
Calypso Soft Drinks	Easily Limited	October 19, 2018	Aquajuice.co.uk
Cott Corporation	Network Solutions	October 22, 2015	Scioptrient.com
McCann Central	Webfusion Ltd.	November 15, 2015	Oldjamaicagingerbeer.com
Cott Corporation	Network Solutions	November 23, 2015	Redrain.com
Cott Beverages Ltd	Webfusion Ltd.	December 4, 2014	Macbwater.com
Calypso Soft Drinks	Melbourne IT, Ltd.	December 17, 2014	Youcansurfanywhere.com
Calypso Soft Drinks	UKServers Ltd	December 17, 2014	Youcansurfanywhere.co.uk
Cott Beverages Ltd.	Webfusion Ltd.	January 17, 2015	Susodrinks.com
Cott Beverages Ltd.	Webfusion Ltd	January 17, 2015	Susodrinks.co.uk
Cott Corporation	Network Solutions	January 18, 2016	Cottpop.com
Madhouse	Easily Limited	January 20, 2015	Mrfreezepops.co.uk
Calypso Soft Drinks	Ascio Technologies, Inc.	August 16, 2015	Calypsosoftdrinks.com

* * * CONFIDENTIAL * * *

Calypso Soft Drinks	Easily Limited	February 21, 2015	Calypsoclear.co.uk
Calypso Soft Drinks	Easily Limited	February 21, 2015	Calypsojubbly.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	February 24, 2015	Coolcalypso.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	February 24, 2015	Cupdrinks.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	February 24, 2015	Cuplets.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	February 24, 2015	Freezedrinks.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	February 24, 2015	Fruitdrinks.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	February 24, 2015	Juicedrinks.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	February 26, 2015	Calypsorapidz.co.uk
Cott Corporation	Network Solutions	March 2, 2015	Starphytonutrients.com
Private registration	Tucows, Inc.	April 8, 2015	Drinksofyesteryear.com
Private registration	GoDaddy.com	December 4, 2018	Rcinsight.com
McCann Central	Webfusion Ltd.	July 21, 2015	Jamaicating.com
Cott Beverages Ltd.	Webfusion Ltd	August 8, 2015	Rcrefresh.co.uk
Cott Beverages Ltd.	Webfusion Ltd	October 19, 2015	Sangs.co.uk
Calypso Soft Drinks Ltd.	Tucows Inc.	November 11, 2015	Calypso.co.uk
Cott Beverages Ltd.	Webfusion Ltd	December 4, 2015	Macbwater.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	March 1, 2016	Calypsoland.co.uk
Calypso Soft Drinks	Easily Limited	March 6, 2016	Mr-freezepops.co.uk
Calypso Soft Drinks Ltd.	Easily Limited	March 6, 2016	Totalwatersolutions.co.uk
Private registration	Network Solutions	May 21, 2016	18004waters.com
DS Services of America, Inc.	Network Solutions	January 5, 2015	4wateronline.com
DS Waters of America, Inc.	Network Solutions	May 2, 2015	4waters.com
DS Services of America, Inc.	Network Solutions	January 5, 2015	4watersonline.com
Private registration	Network Solutions	May 10, 2016	8004waters.com
Private registration	Network Solutions	December 8, 2016	abitaman.com
DS Services of America, Inc.	Network Solutions	February 24, 2015	abitamom.com
Private registration	Network Solutions	May 4, 2016	abitasprings.com
Private registration	Network Solutions	February 2, 2016	agua.com
DS Waters of America, Inc.	GoDaddy.com	September 18, 2015	aguacafe.com
Private registration	Network Solutions	November 14, 2016	albertsonswater.com
Private registration	Network Solutions	November 10, 2015	alhambrabites.com
Private registration	Network Solutions	November 10, 2017	alhambrablows.com
Private registration	Network Solutions	November 10, 2017	alhambrastinks.com

* * * CONFIDENTIAL * * *

Private registration	Network Solutions	October 6, 2015	alhambrasucks.com
Private registration	Network Solutions	May 19, 2016	alhambrawater.com
DS Services of America, Inc.	Network Solutions	April 24, 2015	alhambrawater.info
Private registration	Network Solutions	May 2, 2016	alhambrawateremail.com
Private registration	Network Solutions	June 6, 2016	alhambrawaters.com
Private registration	Network Solutions	April 25, 2015	alhambrawaters.info
Private registration	Network Solutions	April 25, 2015	alhambrawaters.net
Private registration	Network Solutions	April 25, 2015	alhambrawaters.org
DS Waters of America, Inc.	Network Solutions	August 22, 2016	annandalespringwater.com
AquaSpring Water Company	GoDaddy.com	January 11, 2015	aquaspring.biz
DS Services of America, Inc.	Network Solutions	January 6, 2015	arcticspringwater.com
Private registration	Network Solutions	October 22, 2015	articspringwater.com
Private registration	Network Solutions	October 1, 2015	athenachocolate.com
Private registration	Network Solutions	October 1, 2015	athenachocolate.net
DS Services of America, Inc.	Network Solutions	February 5, 2016	athenachocolate.org
DS Services of America, Inc.	Network Solutions	October 1, 2015	athenachocolates.com
Private registration	Network Solutions	October 1, 2014	athenachocolates.net
DS Services of America, Inc.	Network Solutions	February 5, 2016	athenachocolates.org
DS Services of America, Inc.	Network Solutions	October 1, 2016	athenapartners.net
DS Services of America, Inc.	Network Solutions	January 17, 2016	athenapartners.org
Private registration	Network Solutions	October 1, 2015	athenatea.com
DS Services of America, Inc.	Network Solutions	October 1, 2015	athenatea.net
DS Services of America, Inc.	Network Solutions	February 5, 2016	athenatea.org
Private registration	Network Solutions	October 1, 2015	athenawater.com
Private registration	Network Solutions	October 1, 2018	athenawater.net
Private registration	Network Solutions	September 22, 2015	athenawater.org
Private registration	Network Solutions	May 2, 2016	athenawateremail.com
Private registration	Network Solutions	February 2, 2016	atlantabottledwater.com
Private registration	Network Solutions	April 3, 2015	atlantabottledwater.info
Private registration	Network Solutions	February 2, 2016	atlantabottledwater.net
Private registration	Network Solutions	February 2, 2016	atlantabottledwater.org
Private registration	Network Solutions	February 19, 2016	atlantaspringwater.com
Private registration	Network Solutions	February 19, 2016	atlantaspringwater.net
DS Services of America, Inc.	Network Solutions	February 19, 2016	atlantaspringwater.org
Private registration	Network Solutions	November 7, 2015	azwaters.com
DS Services of America, Inc.	Network Solutions	January 28, 2015	belmontsprings.com
DS Services of America, Inc.	Network Solutions	April 24, 2015	belmontsprings.info
DS Services of America, Inc.	Network Solutions	April 24, 2015	belmontsprings.net

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	Network Solutions	April 24, 2015	belmontsprings.org
Private registration	Network Solutions	November 11, 2015	belmontspringsbites.com
Private registration	Network Solutions	November 11, 2017	belmontspringsblows.com
Private registration	Network Solutions	May 2, 2016	belmontspringsemail.com
Private registration	Network Solutions	November 11, 2015	belmontspringsstinks.com
Private registration	Network Solutions	October 6, 2015	belmontspringssucks.com
Private registration	Network Solutions	August 20, 2016	beveragebrewers.com
Private registration	Network Solutions	August 20, 2016	beveragebrewerservice.com
DS Services of America, Inc.	Network Solutions	January 3, 2015	beveragesdelivered.biz
DS Services of America, Inc.	Network Solutions	January 3, 2015	beveragesdelivered.co
DS Services of America, Inc.	Network Solutions	January 4, 2015	beveragesdelivered.com
DS Services of America, Inc.	Network Solutions	January 4, 2015	beveragesdelivered.info
DS Services of America, Inc.	Network Solutions	January 4, 2015	beveragesdelivered.net
DS Services of America, Inc.	Network Solutions	January 3, 2015	beveragesdelivered.us
DS Services of America, Inc.	Network Solutions	January 4, 2015	beveragesdelivered.us.com
DS Services of America, Inc.	Network Solutions	December 21, 2015	bigbearspring.com
DS Services of America, Inc.	Network Solutions	January 6, 2015	bigbearsprings.com
DS Services of America, Inc.	Network Solutions	January 10, 2015	blueridgemountainwater.biz
Private registration	Network Solutions	January 25, 2018	blueridgemountainwater.com
DS Services of America, Inc.	Network Solutions	January 11, 2016	blueridgemountainwater.info
DS Services of America, Inc.	Network Solutions	February 2, 2015	blueridgemountainwater.net
DS Services of America, Inc.	Network Solutions	February 2, 2015	blueridgemountainwater.org
DS Services of America, Inc.	Network Solutions	January 2, 2016	bottledwater.com
Audience Portal	GoDaddy.com	September 30, 2015	bottlewater.co
Private registration	Network Solutions	July 30, 2016	bottomloadcooler.com
Private registration	Network Solutions	July 30, 2016	bottomloadcoolers.com
Rob Chaput	Enom, Inc.	October 9, 2015	breastcancerresearchfoundation.com
Private registration	Network Solutions	August 20, 2016	brewedbeverage.com
Private registration	Network Solutions	February 11, 2016	brewerrepair.com
Private registration	Network Solutions	February 11, 2016	brewerservice.com
Private registration	Network Solutions	August 20, 2016	brewer-service.com
Private registration	Network Solutions	August 20, 2016	brewerservice.net
DS Services of America, Inc.	Register.com, Inc.	December 2, 2015	chestermountain.com
DS Services of America, Inc.	Network Solutions	January 11, 2017	cleanwater.mobi
DS Services of America, Inc.	Network Solutions	April 14, 2015	cloisterwater.com

* * * CONFIDENTIAL * * *

Private registration	Network Solutions	February 16, 2016	coffeeandwaterservice.com
Private registration	Network Solutions	February 16, 2016	coffeeandwaterservices.com
DS Services of America, Inc.	Network Solutions	March 20, 2015	coffeeservice.com
Private registration	Network Solutions	July 12, 2015	coffeeservicemail.com
DS Services of America, Inc.	Network Solutions	June 15, 2015	costcowater.com
Private registration	Network Solutions	August 18, 2015	createdforthecause.com
Private registration	Network Solutions	August 18, 2016	createdforthecause.net
Private registration	Network Solutions	August 8, 2015	crystal-springs.com
Private registration	Network Solutions	April 24, 2015	crystal-springs.info
Private registration	Network Solutions	June 11, 2016	crystalsprings.net
Private registration	Network Solutions	November 10, 2015	crystalspringsbites.com
Private registration	Network Solutions	November 10, 2015	crystalspringsblows.com
DS Services of America, Inc.	Network Solutions	July 25, 2019	crystalspringsdeal.com
Private registration	Network Solutions	May 2, 2016	crystal-springsemail.com
Private registration	Network Solutions	November 11, 2015	crystalspringsstinks.com
Private registration	Network Solutions	October 6, 2015	crystalspringssucks.com
Private registration	Network Solutions	September 5, 2018	crystalspringswater.org
Private registration	Network Solutions	December 20, 2016	crystalspringswatercompany.com
DS Services of America, Inc.	Network Solutions	January 23, 2016	crystalwater.com
DS Services of America, Inc.	Network Solutions	January 23, 2016	crystalwaters.com
Private registration	Network Solutions	November 14, 2016	cubfoodswater.com
Private registration	Network Solutions	February 16, 2016	customwaterlabels.com
Private registration	Network Solutions	February 16, 2016	customwaterlabels.net
DS Services of America, Inc.	Network Solutions	July 26, 2017	dailyperk.com
Private registration	Network Solutions	September 13, 2018	dailyrefresher.com
Private registration	Network Solutions	September 13, 2018	dailyrefresher.net
DS Services of America, Inc.	Network Solutions	May 26, 2015	deeprockcustomlabel.com
DS Services of America, Inc.	Network Solutions	May 26, 2015	deeprockfiltration.com
DS Services of America, Inc.	Network Solutions	February 22, 2016	deeprockwater.com
Private registration	Network Solutions	September 25, 2015	directbev.solutions
Private registration	Network Solutions	September 25, 2015	directbeverage.solutions
Private registration	Network Solutions	October 14, 2016	directbeverages.com
Private registration	Network Solutions	September 25, 2015	directbeveragesolutions.com
Private registration	Network Solutions	September 24, 2015	directbeveragesolutions.net
Private registration	Network Solutions	September 25, 2015	directbeveragesolutions.org
DS Services of America, Inc.	Network Solutions	September 24, 2015	directbeveragesolutions.us
Private registration	Network Solutions	September 25, 2015	directbevsolutions.com
Private registration	Network Solutions	September 25, 2015	directbevsolutions.net
Private registration	Network Solutions	September 25, 2015	directbevsolutions.org
DS Services of America, Inc.	Network Solutions	September 24, 2015	directbevsolutions.us
Private registration	Network Solutions	July 8, 2017	directcoffee.com
Private registration	Network Solutions	October 7, 2015	directcoffeemail.com

* * * CONFIDENTIAL * * *

Private registration	Network Solutions	August 22, 2015	directcoffeeservice.com
DS Services of America, Inc.	Network Solutions	January 1, 3000	dmz.water.com
DS Services of America, Inc.	Network Solutions	December 6, 2015	dssainc.com
Private registration	Network Solutions	January 6, 2016	dsscrm.com
Private registration	Network Solutions	February 24, 2019	dsservices.com
Private registration	Network Solutions	January 11, 2016	ds-services.com
Private registration	Network Solutions	March 31, 2016	dsservices.mobi
Private registration	Network Solutions	March 31, 2016	ds-services.mobi
Private registration	Network Solutions	November 11, 2015	dssllp.com
Private registration	Network Solutions	March 31, 2016	dssservices.mobi
DS Services of America, Inc.	Network Solutions	February 15, 2018	dswatelco.com
DS Services of America, Inc.	Network Solutions	October 8, 2016	dswaters.com
Private registration	Network Solutions	October 8, 2015	dswaters.net
DS Services of America, Inc.	Network Solutions	January 15, 2015	echotabeverage.com
Private registration	Network Solutions	November 14, 2016	farmfreshwater.com
Private registration	Network Solutions	August 28, 2015	fetch2o.biz
Private registration	Network Solutions	August 28, 2015	fetch2o.co
Private registration	Network Solutions	August 29, 2015	fetch2o.com
Private registration	Network Solutions	August 29, 2015	fetch2o.info
Private registration	Network Solutions	August 29, 2015	fetch2o.net
DS Services of America, Inc.	Network Solutions	August 28, 2015	fetch2o.us
DS Services of America, Inc.	Network Solutions	February 11, 2016	fixmybrewer.com
DS Services of America, Inc.	Network Solutions	February 11, 2016	fixyourbrewer.com
DS Services of America, Inc.	Network Solutions	January 5, 2015	forwateronline.com
Private registration	Network Solutions	May 3, 2015	forwaters.com
DS Services of America, Inc.	Network Solutions	January 5, 2015	forwatersonline.com
Private registration	Network Solutions	April 6, 2016	fountainheadwater.com
DS Services of America, Inc.	Network Solutions	January 5, 2015	fourwateronline.com
DS Services of America, Inc.	Network Solutions	January 5, 2015	fourwatersonline.com
DS Services of America, Inc.	Network Solutions	December 3, 2015	getofficecoffee.com
DS Services of America, Inc.	Network Solutions	December 3, 2015	getofficewater.com
DS Services of America, Inc.	Network Solutions	October 19, 2019	hillcrestsprings.com
DS Services of America, Inc.	Network Solutions	November 24, 2016	hillcrestspringwater.com
Private registration	Network Solutions	July 16, 2015	hinckleysprings.com
Private registration	Network Solutions	April 24, 2015	hinckleysprings.info
Private registration	Network Solutions	April 24, 2015	hinckleysprings.net
Private registration	Network Solutions	April 24, 2015	hinckleysprings.org

* * * CONFIDENTIAL * * *

Private registration	Network Solutions	November 11, 2015	hinckleyspringsbites.com
Private registration	Network Solutions	November 11, 2017	hinckleyspringsblows.com
Private registration	Network Solutions	May 2, 2016	hinckleyspringsemail.com
Private registration	Network Solutions	November 16, 2015	hinckleyspringsevents.com
Private registration	Network Solutions	November 11, 2015	hinckleyspringsstinks.com
Private registration	Network Solutions	October 6, 2015	hinckleyspringssucks.com
Private registration	Network Solutions	November 14, 2016	hornbacherswater.com
DS Services of America, Inc.	Network Solutions	November 12, 2019	imthirsty.com
Private registration	Network Solutions	October 8, 2016	javarama.com
Private registration	Network Solutions	October 8, 2016	javarama.net
DS Services of America, Inc.	Network Solutions	July 27, 2015	javaramacoffee.com
Private registration	Network Solutions	November 14, 2016	jeweloscowater.com
Private registration	Network Solutions	March 19, 2016	kentwoodcoffee.com
Private registration	Register.com, Inc.	July 14, 2015	kentwoodsprings.com
Private registration	Network Solutions	April 24, 2015	kentwoodsprings.info
Private registration	Network Solutions	April 24, 2015	kentwoodsprings.net
Private registration	Network Solutions	April 24, 2015	kentwoodsprings.org
Private registration	Network Solutions	November 11, 2015	kentwoodspringsbites.com
Private registration	Network Solutions	November 11, 2017	kentwoodspringsblows.com
Private registration	Network Solutions	May 2, 2016	kentwoodspringsemail.com
Private registration	Network Solutions	November 11, 2015	kentwoodspringsstinks.com
Private registration	Network Solutions	October 6, 2015	kentwoodspringssucks.com
Private registration	Network Solutions	March 8, 2016	kidslovewater.com
DS Services of America, Inc.	Network Solutions	November 27, 2016	kwencher.net
Private registration	Network Solutions	April 1, 2016	milliondollarmountain.com
Private registration	Network Solutions	June 26, 2016	mountolympuswater.com
Private registration	Network Solutions	May 2, 2016	mountolympuswateremail.com
DS Services of America, Inc.	Network Solutions	February 28, 2018	mountolympuswaters.com
Private registration	Network Solutions	July 10, 2016	mowi.com
DS Services of America, Inc.	Network Solutions	November 27, 2016	mtowater.com
DS Services of America, Inc.	Network Solutions	January 20, 2015	mycoffeeaccount.com
DS Services of America, Inc.	Network Solutions	January 25, 2024	mysplashwater.com
Private registration	Network Solutions	August 11, 2016	myutapia.com
Private registration	Network Solutions	August 11, 2016	myutapia.net
Ice River Springs Water Co. Inc.	Webnames.ca Inc.	March 24, 2015	nurserywater.ca
Private registration	Network Solutions	October 1, 2015	nurserywater.com
Richard Warner	Name.com LLC	February 6, 2015	nurserywater.com.mx
DS Services of America, Inc.	Network Solutions	March 24, 2015	officewater.com
Private registration	Network Solutions	June 30, 2016	opremium.com
Private registration	Network Solutions	October 19, 2015	opremium.net
Private registration	Network Solutions	November 16, 2015	opremiumcustomlabels.com
Private registration	Network Solutions	March 24, 2016	opremiumwater.com
Private registration	Network Solutions	March 26, 2016	o-premium-water.com
Private registration	Network Solutions	April 3, 2016	opremiumwaters.biz

* * * CONFIDENTIAL * * *

Private registration	Network Solutions	April 9, 2016	opremiumwaters.com
Private registration	Network Solutions	March 26, 2016	o-premium-waters.com
Private registration	Network Solutions	April 4, 2016	opremiumwaters.info
Private registration	Network Solutions	October 19, 2015	opremiumwaters.net
Private registration	Network Solutions	April 4, 2016	opremiumwaters.org
DS Services of America, Inc.	Network Solutions	November 21, 2015	opw-bottledwaterdelivery.com
Private registration	Network Solutions	April 29, 2016	opwftp.com
Private registration	Network Solutions	June 1, 2016	opwro.com
Private registration	Network Solutions	July 20, 2016	opwrr.com
Private registration	Network Solutions	July 20, 2016	opwsupport.com
Private registration	Network Solutions	November 7, 2015	owaters.com
DS Services of America, Inc.	Network Solutions	March 24, 2016	owaters.net
DS Services of America, Inc.	Network Solutions	December 9, 2015	owatersrapidresponse.com
Private registration	Network Solutions	April 16, 2016	owatertreatment.biz
Private registration	Network Solutions	April 17, 2016	owatertreatment.com
Private registration	Network Solutions	April 17, 2016	owatertreatment.info
Private registration	Network Solutions	April 17, 2016	owatertreatment.net
Private registration	Network Solutions	August 12, 2015	polandspringsplans.com
Private registration	Network Solutions	August 12, 2015	polandspringsplans.info
Private registration	Network Solutions	August 12, 2015	polandspringsplans.net
Private registration	Network Solutions	August 12, 2015	polandspringsplans.org
DS Services of America, Inc.	Network Solutions	August 11, 2015	polandspringsplans.us
Private registration	GoDaddy.com	May 13, 2015	polycyclesolutions.com
Private registration	Network Solutions	October 9, 2015	promowaterbottles.com
DS Services of America, Inc.	Network Solutions	August 1, 2015	purewaterdispensers.biz
DS Services of America, Inc.	Network Solutions	August 1, 2015	purewaterdispensers.com
DS Services of America, Inc.	Network Solutions	August 2, 2015	purewaterdispensers.info
DS Services of America, Inc.	Network Solutions	August 2, 2015	purewaterdispensers.net
DS Services of America, Inc.	Network Solutions	August 1, 2015	purewaterdispensers.us
Private registration	Network Solutions	June 1, 2016	purification-water.com
DS Services of America, Inc.	Network Solutions	February 28, 2016	rainbowmidland.com
Private registration	Network Solutions	July 29, 2016	relyantfiltration.biz
Private registration	Network Solutions	July 30, 2016	relyantfiltration.com
Private registration	Network Solutions	July 30, 2016	relyantfiltration.info
Private registration	Network Solutions	July 30, 2016	relyantfiltration.mobi
DS Services of America, Inc.	Network Solutions	July 29, 2016	relyantfiltration.us
DS Services of America, Inc.	Network Solutions	June 13, 2015	relyantservice.biz
DS Services of America, Inc.	Network Solutions	June 13, 2015	relyantservice.co
DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservice.com

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservice.info
DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservice.mobi
DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservice.net
DS Services of America, Inc.	Network Solutions	June 13, 2015	relyantservice.us
DS Services of America, Inc.	Network Solutions	June 13, 2015	relyantservices.biz
DS Services of America, Inc.	Network Solutions	June 13, 2015	relyantservices.co
DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservices.com
DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservices.info
DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservices.mobi
DS Services of America, Inc.	Network Solutions	June 14, 2015	relyantservices.net
DS Services of America, Inc.	Network Solutions	June 13, 2015	relyantservices.us
Private registration	Network Solutions	July 29, 2016	relyantwater.biz
Private registration	Network Solutions	July 30, 2016	relyantwater.com
DS Services of America, Inc.	Network Solutions	July 30, 2016	relyantwater.info
DS Services of America, Inc.	Network Solutions	July 30, 2016	relyantwater.mobi
DS Services of America, Inc.	Network Solutions	July 29, 2016	relyantwater.us
Private registration	Network Solutions	August 20, 2016	repairmybrewer.com
Private registration	Network Solutions	June 1, 2016	reverse-osmosis-o-premium-waters.com
DS Services of America, Inc.	Network Solutions	July 23, 2015	roast2coast.com
DS Services of America, Inc.	Network Solutions	July 23, 2015	roast2coast.net
Private registration	Network Solutions	July 23, 2016	roast2coastcoffee.com
Private registration	Network Solutions	July 23, 2016	roast2coastcoffee.net
Private registration	Network Solutions	July 23, 2016	roast2coastcoffeeservice.com
Private registration	Network Solutions	July 23, 2016	roast2coastcoffeeservice.net
Private registration	Network Solutions	July 23, 2016	roast2coastofficecoffeeservice.com
DS Services of America, Inc.	Network Solutions	July 23, 2015	roast2coastofficecoffeeservice.net
Private registration	Network Solutions	July 23, 2015	roasttocoast.com
DS Services of America, Inc.	Network Solutions	July 23, 2015	roasttocoast.net
DS Services of America, Inc.	Network Solutions	July 23, 2015	roasttocoastcoffee.com
Private registration	Network Solutions	July 23, 2016	roasttocoastcoffee.net
DS Services of America, Inc.	Network Solutions	July 23, 2015	roasttocoastcoffeeservice.com
Private registration	Network Solutions	July 23, 2016	roasttocoastcoffeeservice.net
DS Services of America, Inc.	Network Solutions	July 23, 2015	roasttocoastofficecoffee.com

* * * CONFIDENTIAL * * *

Private registration	Network Solutions	July 23, 2016	roasttocoastofficecoffee.net
Private registration	Network Solutions	July 23, 2016	roasttocoastofficecoffeeservice.com
Private registration	Network Solutions	July 23, 2016	roasttocoastofficecoffeeservice.net
DS Services of America, Inc.	Network Solutions	February 24, 2016	rosevillebottledwater.com
DS Services of America, Inc.	Network Solutions	November 24, 2017	sacramentobottledwater.com
DS Services of America, Inc.	Network Solutions	January 22, 2017	sacramentowaterdelivery.com
Private registration	Network Solutions	November 14, 2016	shawswater.com
DS Services of America, Inc.	Network Solutions	October 24, 2016	shop4athena.com
Private registration	Network Solutions	October 24, 2016	shop4athenawater.com
DS Services of America, Inc.	Network Solutions	August 5, 2015	shop4cafe.com
Private registration	Network Solutions	August 11, 2015	shop4coffee.biz
DS Services of America, Inc.	Network Solutions	August 5, 2015	shop-4-coffee.com
Private registration	Network Solutions	August 12, 2015	shop4coffee.info
Private registration	Network Solutions	August 12, 2015	shop4coffee.mobi
Private registration	Network Solutions	June 5, 2015	shop4coffee.tel
DS Services of America, Inc.	Network Solutions	August 11, 2015	shop4coffee.us
DS Services of America, Inc.	Network Solutions	July 28, 2015	shop4coolers.com
Private registration	Network Solutions	August 17, 2016	shop4filtration.com
DS Services of America, Inc.	Network Solutions	August 13, 2016	shop4tea.com
DS Services of America, Inc.	Network Solutions	July 28, 2015	shop4water.com
Private registration	Network Solutions	August 17, 2016	shop4watercoolers.com
Private registration	Network Solutions	August 17, 2016	shop4waterfiltration.com
Private registration	Network Solutions	October 24, 2016	shopforathena.com
Private registration	Network Solutions	October 24, 2016	shopforathenawater.com
DS Services of America, Inc.	Network Solutions	August 5, 2015	shopforcofee.net
Private registration	Network Solutions	June 5, 2015	shopforcoffee.biz
Private registration	Network Solutions	June 6, 2015	shop-for-coffee.com
Private registration	Network Solutions	June 6, 2015	shopforcoffee.info
Private registration	Network Solutions	June 6, 2015	shopforcoffee.mobi
Private registration	Network Solutions	August 5, 2015	shopforcoffee.net
DS Services of America, Inc.	Network Solutions	June 6, 2015	shopforcoffee.pro
Private registration	Network Solutions	June 5, 2015	shopforcoffee.tel
DS Services of America, Inc.	Network Solutions	June 5, 2015	shopforcoffee.us
Private registration	Network Solutions	August 17, 2016	shopforcoolers.com
Private registration	Network Solutions	August 17, 2016	shopforfiltration.com
Private registration	Network Solutions	August 17, 2016	shopforwater.com
Private registration	Network Solutions	August 17, 2016	shopforwatercoolers.com
Private registration	Network Solutions	August 17, 2016	shopforwaterfiltration.com
Private registration	Network Solutions	November 14, 2016	shopperswater.com

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	Network Solutions	April 2, 2015	sierrasprings.com
DS Services of America, Inc.	Network Solutions	April 2, 2015	sierra-springs.com
Private registration	Network Solutions	April 24, 2015	sierrasprings.info
DS Services of America, Inc.	Network Solutions	April 1, 2015	sierrasprings.net
DS Services of America, Inc.	Network Solutions	March 31, 2015	sierra-springs.net
Private registration	Network Solutions	November 11, 2015	sierraspringsbites.com
Private registration	Network Solutions	November 11, 2015	sierraspringsblows.com
Private registration	Network Solutions	May 2, 2016	sierraspringsemail.com
Private registration	Network Solutions	November 11, 2015	sierraspringsstinks.com
Private registration	Network Solutions	October 6, 2015	sierraspringssucks.com
Private registration	Network Solutions	February 10, 2016	sparkletts.co
Private registration	Network Solutions	October 23, 2015	sparkletts.com
Private registration	Network Solutions	April 24, 2015	sparkletts.info
Private registration	Network Solutions	February 11, 2016	sparkletts.mobi
Private registration	Network Solutions	February 11, 2016	sparkletts.net
Private registration	Network Solutions	April 24, 2015	sparkletts.org
DS Services of America, Inc.	Network Solutions	February 10, 2016	sparkletts.us
DS Services of America, Inc.	Network Solutions	February 10, 2016	sparklettsbites.com
DS Services of America, Inc.	Network Solutions	February 10, 2016	sparklettsblows.com
Private registration	Network Solutions	May 2, 2016	sparklettsemail.com
DS Services of America, Inc.	Network Solutions	February 10, 2016	sparklettsstinks.com
DS Services of America, Inc.	Network Solutions	November 12, 2019	splashwaterco.com
DS Services of America, Inc.	Network Solutions	March 13, 2015	standardcoffee.com
DS Services of America, Inc.	Network Solutions	October 2, 2015	standardcoffeecompany.com
Private registration	Network Solutions	August 22, 2015	standardcoffeedirect.com
Private registration	Network Solutions	May 7, 2016	standardcoffeemail.com
DS Services of America, Inc.	Network Solutions	January 16, 2016	standardcoffeeservice.com
DS Services of America, Inc.	Network Solutions	September 30, 2015	standardcoffeeservicecompany.com
Private registration	Network Solutions	July 12, 2015	standarddirectmail.com
DS Services of America, Inc.	Network Solutions	December 28, 2015	standguard.com
Private registration	Network Solutions	October 26, 2016	stdcoffee.com
Private registration	Network Solutions	November 14, 2016	supervaluwater.com
Private registration	Network Solutions	August 18, 2015	tappyhour.net
DS Services of America, Inc.	GoDaddy.com	June 29, 2017	teaexpress.mobi
DS Services of America, Inc.	GoDaddy.com	December 23, 2016	teakettle.mobi
DS Services of America, Inc.	Network Solutions	June 29, 2017	tealeafstore.com

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	GoDaddy.com	June 29, 2017	tealeafstore.mobi
DS Services of America, Inc.	GoDaddy.com	April 12, 2017	teatime.mobi
Private registration	Network Solutions	August 15, 2016	thepurewaterpeople.com
DS Services of America, Inc.	Network Solutions	October 5, 2015	thestandardcompaniesinc.com
DS Services of America, Inc.	Network Solutions	May 8, 2015	tsccoffeeservice.com
DS Services of America, Inc.	Network Solutions	June 13, 2015	tsc-i.com
Private registration	Network Solutions	June 28, 2016	utapia.net
Private registration	Network Solutions	June 28, 2016	utapia.org
Private registration	Network Solutions	August 18, 2016	utapiafiltration.com
Private registration	Network Solutions	August 18, 2016	utapiafiltration.net
Private registration	Network Solutions	August 18, 2016	utapiawater.com
Private registration	Network Solutions	August 18, 2016	utapiawater.net
Private registration	Network Solutions	August 18, 2015	utapiawaterfiltration.com
Private registration	Network Solutions	August 18, 2016	utapiawaterfiltration.net
Private registration	Network Solutions	October 1, 2015	vendbottle.com
Private registration	Network Solutions	October 1, 2015	victorystartshere.com
DS Services of America, Inc.	Network Solutions	October 1, 2015	victorystartshere.net
Private registration	Network Solutions	February 1, 2016	victorystartshere.org
DS Services of America, Inc.	Network Solutions	August 30, 2021	water.com
Private registration	Network Solutions	December 20, 2016	waterannouncements.com
Private registration	Network Solutions	February 16, 2016	water-coffeeservice.com
Private registration	Network Solutions	February 16, 2016	water-coffeeservices.com
DS Services of America, Inc.	Network Solutions	March 15, 2016	waterdeliveries.com
Private registration	Network Solutions	May 2, 2016	wateremail.com
Private registration	Network Solutions	June 12, 2016	water-enewsletter.com
Private registration	Network Solutions	June 1, 2016	water-filter-o-premium-waters.com
Private registration	Network Solutions	July 13, 2015	waterinvoice.com
Private registration	Network Solutions	June 1, 2016	water-purification-o-premium-waters.com
Private registration	Network Solutions	May 17, 2016	waterrefresher.com
Private registration	Network Solutions	December 7, 2016	waterrsr.com
Private registration	Network Solutions	October 1, 2015	wheresathena.com
Private registration	Network Solutions	October 1, 2015	wheresathena.net
Private registration	Network Solutions	June 11, 2016	wheresathena.org
Private registration	Network Solutions	September 24, 2018	yosemitewaters.com
DS Services of America, Inc.	Network Solutions	January 31, 2015	yosemitewaters.net
DS Services of America, Inc.	Network Solutions	January 31, 2017	yosemitewaters.org

* * * CONFIDENTIAL * * *

Schedule 3.10

Canadian Union Plans, Canadian Benefit Plans and Canadian Pension Plans

The following are Canadian Union Pension Plans:

•	Viscount Union: Teamster Canadian Pension Trust Fund; and

•	Plan Pointe Claire Union: Teamsters Canadian Pension Plan, Soft Drink Industry Division;

The following are Canadian Retirement Plans:

•	Surrey Union: Employee Registered Retirement Savings Plan (RRSP);

•	Calgary Union: Cott Corporation Deferred Profit Sharing Plan/Group Registered Retirement Savings Plans (DPSP/GRSP) Retirement Program;

•	Salaried and Non-Union Hourly: Cott Corporation Deferred Profit Sharing Plan/Group Registered Retirement Savings Plans (DPSP/GRSP) Retirement Program;

The following are Canadian Benefit Plans:

•	Common Share Option Plan

•	Share Appreciation Rights

•	Performance Share Unit Plan;

•	Officers and Senior Management Executives Performance Bonus; and

The Canadian Retirement Plans are Registered Retirement Savings Plans.

The Canadian Union Plans (Viscount and Pointe Claire) are defined benefit plans.

Canadian Group Benefit Plans:

•	Extended Health

•	Dental

•	Life Insurance

•	Dependent Life

•	Optional Life

•	Accidental Death & Dismemberment insurance (AD&D)

•	Voluntary Accidental Death & Dismemberment insurance

•	Short Term Disability

•	Long Term Disability

Each union has benefit plan specific to their union

Salaried and non-union hourly employees have their own benefit plan

Great-West Life is provider for all benefits except AD&D

Industrial Alliance Pacific is provider for AD&D

* * * CONFIDENTIAL * * *

Schedule 3.14

Insurance

See attached Annex 1 to Schedule 3.14 for a description of all additional insurance maintained by or on behalf of the Loan Parties (except for the Water Group) as of the Amendment No. 5 Effective Date.

See attached Annex 2 to Schedule 3.14 for a description of all additional insurance maintained by or on behalf of the Water Group as of the Amendment No. 5 Effective Date.

* * * CONFIDENTIAL * * *

Annex 1 to Schedule 3.14

Description of all additional insurance maintained by or on behalf of the Loan Parties (except for the Water Group) as of the Amendment No. 5 Effective Date.

* * * CONFIDENTIAL * * *

Prepared for

Cott Corporation

Program at a Glance
2014-2015

Prepared by
Aon Risk Services Central, Inc.

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Contents

Global Master Property Program	3

NFIP – Columbus, Georgia	6

NFIP – Maryland Heights, Missouri	7

NFIP – Tampa, Florida	8

NFIP – San Bernardino, California	9

US, Canada & Mexico Terrorism	10

UK Terrorism	11

Global Master General Liability Program	12

US Automobile	15

Canadian Automobile	16

Mexican Automobile & Legal Assistance	17

Workers’ Compensation	19

Foreign Voluntary Compensation/Employer’s Liability & Foreign Travel Accident/Sickness	21

Global Lead Umbrella	22

1st Excess Liability	23

2nd Excess Liability (Quote Share)	24

2nd Excess Liability (Quote Share)	25

Global Marine Cargo	26

Global Products Contamination Issued in Canada	28

Surety- Soft Drinks Crown Purchase Bond for West Virginia	30

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	1

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Cott Beverages West Limited Customs (Calgary AB)	31

Surety- Georgia Alcohol Bond	32

Surety- Canadian Goods and Services Tax / Harmonized Sales Tax	33

Surety- NY Department of Agriculture & Markets (NY Farm Products)	34

Surety- Department of Treasury US Customs	35

Surety- Brewers’ Bond (TX)	36

Surety- Distilled Spirits Bond	37

Surety- Fee Interest Bond (Distiller’s & Rectifier’s Permit)	38

Surety- Brewers’ Bond (WI)	39

Surety- Self Insurance Bond for Washington	40

Surety- Self Insurance Bond for Missouri	41

Employer’s Liability (UK)	42

UK Automobile (Motor Fleet Insurance)	43

Engineering Inspection (UK)	45

Fixed Wiring Inspection (UK)	46

Pollution Policy	47

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	2

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Global Master Property Program

Master Policy Issued in the Canada

Insured	Cott Corporation (as more fully described in the policy)

Insurers (Master Policies)	ACE INA Insurance – [***] Allianz Insurance Company of Canada– [***] Arch Insurance Canada Ltd. – [***] Westport Insurance Corporation – [***] Royal and Sun Alliance Insurance Company – [***]

Master Policy Number	[***]

Local Admitted Policies Fronted by Allianz are issued in the Following Countries for 20% of the limit:	US – Allianz Global Risks US Insurance Company, Policy # [***] UK – Allianz Global Corporate & Specialty SE, Policy # [***] Mexico – Allianz Mexico S.A., Policy # [***]

Local Admitted Policies by RSA are issued in the Following Countries for 80% of the limit:	US – Sompo Japan Insurance Company of America, Policy # [***] UK – Royal & Sun Alliance Insurance plc, Policy # [***] Mexico – Royal & SunAlliance Seguros (México), S.A. de C.V., Policy # [***]

Policy Period Currency	[***] US Dollars except as noted otherwise

Limits of Liability

Total	[***]
Any one Occurrence in Mexico (only applies to RSA)	[***]

Catastrophe Sublimits of Liability

Flood
Flood, except:	[***]
Flood – with Respect to locations situated in 100 year Flood Zones	[***]
Earthquake
Earthquake, except:	[***]
New Madrid Seismic Earthquake	[***]
California Earthquake	[***]
Mexico Earthquake	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	3

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Deductibles

[***] per occurrence in the United States or [***] per occurrence in the rest of the world

Earthquake

[***] per occurrence except;

California Earthquake [***] per TIV, subject to minimum of [***]

Foreign High Hazard Areas [***] per TIV subject to minimum of [***]

Flood

[***] per occurrence except;

Locations in 100 year Flood Zones or Foreign Equivalent [***] per TIV, subject to minimum of [***].

Named Windstorm

USD [***] per occurrence except;

Locations in High Hazard Tier 1 Countries including the entire State of Florida [***] of TIV, subject to minimum of [***]

Sublimits

Applies to each of the following (per occurrence):	[***]

Property in Transit; Course of Construction; Course of Construction – Testing; Debris Removal; Errors & Omissions; Valuable Papers; Accounts Receivable; Fine Arts; Leaseholder Interest – 365 Consecutive Days; Electronic Data Processing Media; Extra Expenses; Expediting Expense; Service Interruption (PD & BI Combined); Ingress/Egress, Co-Insurance Deficiency; Currency Devaluation; Civil Authority; Rental income; Research & Development; Soft Costs; Tenants Legal Liability; Computer (Non-Physical Damage); Exhibitions, Expositions, Fairs & Trade Shows; Miscellaneous Unnamed Locations; Off Premises Storage for Property under Construction. Non-Admitted Tax Liability

Boiler & Machinery	[***]
B&M – Ammonia Contamination	[***]
B&M – Hazardous Substances	[***]
B&M – Spoilage	[***]
B&M – Water Damage	[***]
Contingent Business Interruption (Contribution & Recipient)	[***]
Professional Fees	[***]
Warehouse Legal Liability	[***]
Temporary Removal of Property	[***]
Pollution Cleanup/Removal – Land & Water	[***]
Newly Acquired Locations subject to 90 days reporting except [***] limit for locations in Mexico	[***]
Difference in Conditions/Limits for International Locations	[***]
Firefighting Expenses	[***]
Demolition and Increased Cost of Construction	[***]
Installment or Deferred Payments	[***]
Miscellaneous Personal Property	[***]
Miscellaneous Unnamed Locations in Mexico	[***]
Course of Construction and Delayed Start-Up	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	4

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Special Endorsements/Extensions

Replacement Cost

Consequential Loss

Defense Costs

Consequential Damage by Service Interruption

Interruption by Civil Authority – 30 Days

Ingress/Egress – 30 Days

EDP Equipment and Media Coverage - Includes Mechanical and Electrical Breakdown

Money & Stamps

Lawn, Trees and Shrubs

Permission for Vacancy

Breach of Conditions

Severability of Interest

Control of Damaged Stock

Scope of Coverage

Joint Loss Agreement

Impounded Water

Blanket Waiver of Subrogation

Special Exclusions/Restrictions

Terrorism Exclusion

Data Exclusion

Mold/Fungi Exclusion

Flood in Netherlands & Thailand

Earth Movement in Japan

Other Restrictions, Limitations, Conditions & Exclusions as per Policy Wordings

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	5

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

NFIP – Columbus, Georgia

Insured	Cott Beverages Inc. 1001 10th Ave. Columbus, GA 31901
Insurer	Wright National Flood Insurance Company
Policy Number	[***]
Policy Period	[***]

Limits of Liability

Building	[***]
Contents	[***]

Deductibles

Building	[***]
Contents	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	6

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

NFIP – Maryland Heights, Missouri

Insured	Cott Corporation 2525 Schuetz Road Maryland Heights, MO 63043
Insurer	Wright National Flood Insurance Company
Policy Number	[***]
Policy Period	[***]

Limits of Liability

Building	[***]
Contents	[***]

Deductibles

Building	[***]
Contents	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	7

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

NFIP – Tampa, Florida

Insured	Cott Beverages USA Inc. 4506 Acline Dr. E Tampa, FL 33605
Insurer	American Bankers Insurance Company of Florida
Policy Number	[***]
Policy Period	[***]

Limits of Liability

Building	[***]
Contents	[***]

Deductibles

Building	[***]
Contents	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	8

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

NFIP – San Bernardino, California

Insured	Cott Corporation 499 East Mill Street San Bernardino, CA 92408
Insurer	Wright National Flood Insurance Company
Policy Number	[***]
Policy Period	[***]

Limits of Liability

Building	[***]
Contents	[***]

Deductibles

Building	[***]
Contents	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	9

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

US, Canada & Mexico Terrorism

Insured	Cott Corporation
Insurer	Lloyds of London
Policy Number	[***]
Policy Period Currency	[***] US Dollars

Property/Risk Insured

Insures the property described in the Risk Details against direct physical loss or physical damage by an Insured Event(s), as herein defined, occurring during the Period.

To indemnify the Insured for loss or damage resulting from Insured Events, as defined in the Certificate, to all real and personal property of the Insured, including Business Interruption.

Terrorism Definition

An act or series of acts, including the use of force or violence, of any person or group(s) of persons, whether acting alone or on behalf of or in connection with any organization(s), committed for political, religious or ideological purposes including the intention to influence any government and/or to put the public in fear for such purposes

Sabotage Definition

A subversive act or series of such acts committed for political, religious or ideological purposes including the intention to influence any government and/or to put the public in fear for such purposes

Limits of Liability

Any one Occurrence and in all for the Period in respect of Property Damage and Business Interruption combined	[***]

Deductible

Per Occurrence	[***]

Special Endorsements/Extensions

Indemnity Period – 12 months

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	10

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

UK Terrorism

Insured	Cott Corporation
Insurer	Lloyds of London
Policy Number	[***]
Policy Period Currency	[***] GBP (billed in USD)

Coverage

Terrorism including Sabotage Insurance

Limits of Liability

Up to full value any one Occurrence and in all during the Period, but not exceeding (any one location)	[***]

Deductible

Per Occurrence	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	11

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Global Master General Liability Program

Master policy issued in the US

Insured	Cott Corporation (as more fully described in the policy)
Insurers

US - Allianz Global Risks US Insurance Company, Policy #[***] (Global Master issued in the US), USD

Foreign (DIC/DIL) - Allianz Global Risks US Insurance Company, Policy #[***], USD

Canada - Allianz Global Risks US Insurance Company, Policy #[***] (locally admitted policy), USD

Mexico – Allianz Mexico S.A., Policy # [***] (locally admitted policy), USD

United Kingdom - Allianz Global Corporate and Specialty, Policy # [***] (locally admitted policy), GBP

Policy Period	[***]

Currency

US Dollars except as noted otherwise

Limits of Liability (US)

Each Occurrence	[***]
Personal Injury and Advertising Injury Aggregate	[***]
Damage to Premises Rented to You	[***]
Medical Expense, Any one person	[***]
General Aggregate	[***]
Products and Completed Operations Aggregate	[***]
Employee Benefits Liability, each claim and aggregate	[***]
Liquor Liability, each claim and aggregate	[***]
Foreign Voluntary Workers’ Compensation	[***]
Foreign Employer’s Liability	[***]
Repatriation Expense – Each Employee	[***]
Repatriation Expense – Aggregate	[***]
Excess/ DIC Automobile Liability	[***]
International General Liability (with DIC/DIL provisions)	[***]

Limits of Liability (Canada)

Each Occurrence	[***]
Personal Injury and Advertising Injury Aggregate	[***]
Medical Expense	[***]
Tenants Legal Liability	[***]
Products and Completed Operations Aggregate	[***]
Employee Benefits Errors and Omissions	[***]
Employer’s Liability	[***]
General Aggregate	[***]
Legal Liability for Damage to Hired Automobiles	[***]
Non-Owned Automobile	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	12

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Limits of Liability (Mexico)

Each Occurrence and Aggregate	[***]

Limits of Liability (UK)

Each Occurrence and Aggregate	[***]

Deductibles (US)

Per Occurrence	[***]
Aggregate Deductible	[***]
Employee Benefits Liability	[***]

Deductibles (Canada)

Per Occurrence	[***]
Aggregate Deductible	[***]
Tenants’ Legal Liability per Occurrence	[***]
Employee Benefits Liability	[***]
Legal Liability for Damage to Hired Automobiles	[***]

Deductibles (Mexico)

Per Event	[***]

Deductibles (UK)

Per Event	[***]

US Policy Form Highlights

•	Defense Costs in Addition to Limits of Liability

•	Additional Insured Vendors

•	Additional Insured Managers or Lessors of Premises

•	Additional Insured Lessor of Leased Equipment – Automatic when required in Lease Agreement with you

•	Caps on Losses From Certified Acts Of Terrorism

•	Medical Payments

•	Coverage for Newly Acquired or Created Entities

•	Bodily Injury Definition to include mental anguish

•	Blanket Waiver of Subrogation

•	Blanket Additional Insured

•	Liquor Liability

•	Non-owned Watercraft – 75 Feet Limitation

•	Chartered Aircraft

•	Incidental Medical Malpractice

US Additional Exclusions or Limitations

See policy for complete details

•	Fungi or Bacteria

•	Nuclear Energy Liability

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	13

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

•	Employment-Related Practices

•	Access or Disclosure of Confidential or Personal Information and Data Related Liability w/BI exception

•	Asbestos

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	14

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

US Automobile

Issued in the US

Insured	Cott Corporation
Insurer	Zurich American Insurance Company
Policy Number	[***]
Policy Period	[***]

Limits

Combined Single Limit	[***]
Auto Medical Payments (applies to Owned Auto only)	[***]
Uninsured Motorists (applies to Owned and Hired Autos only)	[***]
Underinsured Motorists (applies to Owned and Hired Autos only)	[***]

Deductibles

Auto Liability	[***]
Tractors/Tandem (Physical Damage)
Comprehensive	[***]
Collision	[***]
Private Passenger Vehicles/Trucks (Physical Damage)
Comprehensive	[***]
Collision	[***]
Trailers – Open Lot Comprehensive (Physical Damage)
Comprehensive	[***]
Deductible is capped at (for all vehicles per location),	[***]
Subject to a policy limit	[***]

Special Endorsements/Extensions

•	Additional Insured – Lessor

•	Auto Medical Payments Coverage

•	Employees as Insureds

•	Employee Hired Autos

•	Fellow Employee Coverage

•	Hired Autos Specified as Covered Autos you Own

•	Limited Mexico Coverage

•	Motor Carrier Policies of Insurance for Public Liability (MCS 90)

•	Broad Form Named Insured

•	Named Insured – Broadened PIP Coverage

•	Pollution Liability – Broadened Coverage for Covered Autos

•	Rental Reimbursement Coverage

•	Truckers Intermodal Interchange Endorsement

•	UM/UIM Insurance Limits by State and Medical Payments

•	Drive Other Car Coverage

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	15

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Canadian Automobile

Issued in Canada

Insured	Cott Corporation
Insurer	Zurich Insurance Company Ltd.
Policy Number	[***]
Policy Period Currency	[***] Canadian Dollars

Limits of Liability

Third Party Liability per Occurrence	[***]
Family Protection per Occurrence	[***]

Deductibles

Private Passenger/Light Commercial/Straight Truck/Trailers/Heavy Commercial
Comprehensive	[***]
Collision	[***]
Tractor
Comprehensive	[***]
Collision	[***]

Special Endorsements/Extensions

•	OPCF/SEF 5 – Permission to Rent or Lease (as applicable to vehicle(s) leased to the Insured for a period in excess of 30 days where the Insured as the Lessee is responsible under a written lease agreement to insure the vehicle(s))

•	OPCF/SEF 23A – Lienholder Protection as applicable to financed vehicles

•	OPCF/SEF 44R – Family Protection (applies to all Private Passenger & Light Commercial vehicles only. Limit is the lesser of the Third Party Liability/Liability limit provided or [***])

•	OPCF/SEF 20 – Coverage for Transportation Replacement (applies to all vehicles registered in the provinces of Ontario and Alberta)

•	OPCF 21B – Blanket Basis Fleet (annual adjustment on a 50-50 basis)

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	16

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Mexican Automobile & Legal Assistance

Issued in Mexico

Insured	Cott Corporation
Insurer	Qualitas
Policy Number	[***] (Vehicles), [***] (Trucks)
Policy Period	[***]

Auto Liability

Coverages and Limits for Vehicles and Trucks

Property Damage	[***]
Total Robbery	[***]
Civil Liability	[***]
Civil Liability per Damage to Occupants	[***] only for vehicles and pick-ups until 2.5 tons (not trucks)
Medical Expenses (per Occupant)	[***] for Vehicles; [***] for Trucks
Legal Assistance	[***]
Trip Assistance	[***]
Nil Deductible in Case of Total Loss due to Property Damage or Total Robbery	[***] only for Vehicles (not Trucks)
Accidental Death for the Driver	[***]
Load Damages (trucks)	[***]
Crossed Civil Liability	[***]
Extension of Civil Liability, Legal & Trip Insurance, and Medical Expenses	[***] only for vehicles and pick-ups until 2.5 tons (not trucks), for all coverages mentioned

Deductibles for Vehicles and Trucks

Property Damage	[***]
Total Robbery	[***] for vehicles (with Identicar engraving) and [***] for trucks

Legal Assistance

Coverages, Special Services

Service of Call Center	[***]
Exclusive System for Claims Report	[***]

Coverages, Judicial

Legal Assistance in the Place of the Accident	[***]
Lawyers’ Fees, Covers, and Experts’ Reports	[***]
Victim’s Abandonment, in accordance with the established Penal Current Code	[***]
Transmission of Urgent Messages	[***]
Consultancy in Any Brach of Right	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	17

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Cott Corporation Program at A Glance 2014-2015

Guarantees for the Emission of Deposits	[***]
Deposits and Cautions Procedural Obligations	[***]
Bail to Guarantee the Damages to Third, When the freedom of driver is in the way	[***]
Deposits and Cautions Pecuniary Sanction	[***]

Coverages, Legal Representation

Denunciations and Step for Entire Theft of the Vehicle	[***]
Consultancy to Recover Damages for Car Accident	[***]
Legal Assistance in Claims to the Insurer for Car Accident	[***]
Assistance for Liberation of Units Stopped by Theft or Accident	[***]
Legal Expenses, Payments for Certificated copies	[***]
Defense for Use and Property of Vehicle Stolen (Buy of Good Faith)	[***]
Legal Steps of Transfer in Case of Death of the Driver	[***]

Coverages, Audit and Pursuit in Workshops

Pursuit of the Repairs of the Damaged Units in Workshops	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	18

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Workers’ Compensation

Issued in the US

Insured	Cott Corporation
Insurer

New Hampshire Insurance Company (AOS)

New Hampshire Insurance Company (CA)

New Hampshire Insurance Company (FL)

The Insurance Company of the State of Pennsylvania (MA)

New Hampshire Insurance Company (OH, WA, WI)

New Hampshire Insurance Company (IL, NC, UT)

New Hampshire Insurance Company (NJ, PA)

New Hampshire Insurance Company (GA, VA)

Policy Number	[***] (AOS), [***] (CA), [***] (FL), [***] (MA), [***] (OH, WA, WI), [***] (IL, NC, UT), [***] (NJ, PA), [***] (GA, VA)
Policy Period	[***]

Limits

Workers’ Compensation	[***]
Employer’s Liability by Accident (Each Accident)	[***]
Employer’s Liability by Disease (Each Employee)	[***]
Employer’s Liability by Disease (Policy Limit)	[***]

Deductibles/ Loss Limitation

[***]]

Endorsements and Extensions

Advance Notice of Cancellation or Non-Renewal by Us Extended
Alternate Employer
Amendment of Your Duties if Injury Occurs
Catastrophe (Other than Certified Acts of Terrorism) Premium Endorsement
Employers Liability Coverage Endorsement
Federal Employers Liability Act Coverage Endorsement
Limited Advice of Cancellation Provided via E-Mail to Entities Other than the Named Insured
Limited Maritime Endorsement
Longshore and Harbor Workers Compensation Act Coverage Endorsement
Loss Reimbursement Endorsement
Maritime Coverage Endorsement
Notice of Cancellation and Nonrenewal to Certificate Holder
Outer Continental Shelf Lands Act Coverage Endorsement
Premium Due Date Endorsement
Terrorism Risk Insurance Program Reauthorization Act Disclosure Endorsement
Unintentional Errors and Omissions
Voluntary Compensation and Employers Liability Coverage Endorsement
Voluntary Compensation Maritime Coverage Endorsement

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	19

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Waiver of Our Right to Recover from Others Endorsement
Ohio Workers Compensation Coverage Exclusion Endorsement
Non-Appropriated Fund Instrumentalities Act Coverage Endorsement
Notification of Change in Ownership Endorsement
Large Risk Rating Plan Endorsement
Retrospective Premium Endorsement
All Mandatory State Endorsements

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	20

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Foreign Voluntary Compensation/Employer’s Liability & Foreign Travel Accident/Sickness

Issued in the US

Insured	Cott Corporation
Insurer	The Insurance Company of the State of PA
Policy Number	[***]
Policy Period	[***]

Foreign Voluntary Compensation & Employer’s Liability Limits

Supplemental Repatriation Expense Per Person	[***]
Employer’s Liability Injury by Accident Each Accident	[***]
Employer’s Liability Injury by Disease Coverage Part Limit	[***]
Employer’s Liability Injury by Disease Each Employee	[***]

Foreign Travel Accident & Sickness

Coverage A – B: Accidental Death & Dismemberment (24 hour protection)
Principal Sum Insured, each Insured person or five times the insured person’s annual salary (whichever is lower)	[***]
Aggregate Limit	[***]
Coverage C: Accidental & Sickness Medical Expense
Covered Medical Expense, each Insured person each Injury/Sickness	[***]
Deductible per Insured person, per each Injury/Sickness	[***]
Coverage D: Emergency Medical Evacuation
Covered Expenses, each Insured person each Serious injury/sickness	[***]
Coverage E: Emergency Family Travel
Covered Expenses, each Insured person	[***]
Maximum for all Insured person(s) any one Accident/Sickness	[***]
Coverage F: Repatriation of Remains
Covered Expense, each Insured person	[***]
Maximum of all Insured person(s) any one Accident/Sickness	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	21

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Global Lead Umbrella

Master Policy Issued in the US

Insured	Cott Corporation
Insurers	US- Commerce and Industry Insurance Company, Policy # [***] Canada- AIG Insurance Company of Canada, Policy # [***]
Policy Period	[***]

Limits of Liability

Each Occurrence	[***]
General Aggregate	[***]
Products and Completed Operations Aggregate	[***]
CrisisResponse Limit	[***]
Excess Casualty CrisisFund Limit	[***]

Excess of

•	Master Global General Liability (contains a global extension endorsement that sits DIC/DIL over local admitted Mexico and UK GL and Auto policies)

•	Employee Benefits Liability

•	US Automobile Liability

•	US Employer’s Liability

•	Foreign Automobile Liability

•	Foreign Employer’s Liability

•	UK Employers Liability

•	Canadian General Liability (Canada)

•	Canadian Automobile Liability (Canada)

•	Canadian Employee Benefits Liability (Canada)

•	Canadian Employers Liability (Canada)

Self-insured Retention

[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	22

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

1st Excess Liability

Issued in the US

Insured	Cott Corporation
Insurer	Federal Insurance Company (Chubb)
Policy Number Layer	[***] [***]
Policy Period	[***]

Limits of Liability

Each Occurrence	[***]
Aggregate Limit	[***]
Products and Completed Operations Aggregate	[***]

Policy Form

Follow Form

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	23

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

2nd Excess Liability (Quote Share)

Issued in the US

Insured	Cott Corporation
Insurer	QBE Insurance Corporation
Policy Number Layer	[***] [***]
Policy Period	[***]

Limits of Liability

Each Occurrence	[***]
Aggregate Limit	[***]
Products and Completed Operations Aggregate	[***]

Policy Form

Follow Form

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	24

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

2nd Excess Liability (Quote Share)

Issued in the US

Insured	Cott Corporation
Insurer	National Surety Corporation (Fireman’s Fund)
Policy Number Layer	[***] [***]
Policy Period	[***]

Limits of Liability

Each Occurrence	[***]
Aggregate Limit	[***]

Policy Form

Follow Form

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	25

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Global Marine Cargo

Master Policy Issued in the US

Insured	Cott Corporation
Insurer	Federal Insurance Company
Policy Number	[***]
Policy Period Currency	[***] US Dollars

Voyages Covered

World to world, but excluding shipments to or from countries which the Assured is legally prohibited from trading or where there is a legal or regulatory prohibition against providing insurance

Conveyances Covered

Metal-hulled self-propelled vessels, aircraft, and connecting conveyances by land, sea or air, including messenger, if required. Shipments aboard metal-hulled barges as the principal conveyance are also insured if a limit is shown in the Declaration.

Limits of Liability

Any one conveyance or in any one place at any one time	[***]
Except
Inland Transit for US and UK	[***]
On deck, subject to an on deck bill of lading	[***]
In any one package by mail or parcel post	[***]
Via messenger as a connecting conveyance	[***]
Aboard any one barge or any one tow as a principle conveyance	[***]
Capital Equipment (Cott to give notice to Chubb when aware of shipment)	[***]
Additional Coverage
Consolidation	[***]
Exhibitions	[***]
Extra Expense	[***]
Salespersons Samples	[***]

Deductible

Flat	[***]
Except
Inland Transit for US and UK	[***]
Capital Equipment	[***]
Additional Coverage:
Consolidation	[***]
Exhibitions	[***]
Extra Expense	[***]
Salespersons Samples	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	26

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Cott Corporation Program at A Glance 2014-2015

Valuation

Invoice, Freight Advance + 10% except for inter-company shipments which will be Invoice, Freight Advance + 50%

Adjustment

25% Swing Clause

Profit Sharing

50/50/50

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	27

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Global Products Contamination

Issued in Canada

Insured	Cott Corporation
Insurer	AIG Insurance Company of Canada
Policy Number	[***]
Policy Period Currency	[***] US Dollars

Coverage

•	Accidental Contamination

•	Malicious Product Tampering

•	Product Extortion

•	Rehabilitation Expenses

Territory

Worldwide

Limits of Liability

Accidental Contamination
Limit	[***]
Annual aggregate	[***]
Malicious Product Tampering
Limit	[***]
Annual aggregate	[***]
Product Extortion
Limit	[***]
Annual aggregate	[***]
Consultant and Advisor Costs (outside annual policy aggregate)	[***]
Policy aggregate	[***]

Sublimits

Rehabilitation Expense	[***]
Raw and Finished Stock (applicable to Accidental Contamination only)	[***]
Third Party Liability Damages	[***]

Deductible

Accidental Contamination, per event	[***]
Malicious Product Tampering, per event	[***]
Product Extortion, per event	[***]
Third Party Liability Damages	[***]

Special Endorsements/Extensions

•	Adverse Publicity Endorsement

•	Breakthrough Consulting Endorsement - at a rate of no more than [***] per hour for post incident consulting

•	Broad Form Named Insured Endorsement

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	28

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Excess Global Products Contamination

Issued in Canada

Insured	Cott Corporation
Insurer	XL Insurance Company Ltd.
Policy Number	[***]
Policy Period Currency	[***] US Dollars

Coverage

•	Follow Form

Territory

Worldwide

Limits of Liability

Accidental Contamination
Limit	[***]
Annual aggregate	[***]
Malicious Contamination
Limit	[***]
Annual aggregate	[***]
Extortion
Limit	[***]
Annual aggregate	[***]
Overall Policy Aggregate	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	29

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Soft Drinks Crown Purchase Bond for West Virginia

Insured	Cott Beverages Inc. 5519 West Idlewild Avenue Tampa, FL 33634
Insurer	Fidelity & Deposit Company of Maryland
Bond Number Obligee	[***] State of West Virginia
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	30

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Cott Beverages West Limited Customs (Calgary AB)

Insured	Cott Beverages West Ltd. 4810 76th Ave. SE Calgary, AB, T2C 2V2, Canada
Insurer	Great American Alliance Insurance Company
Bond Number	[***]
Obligee	Department of Homeland Security U.S. Customs and Border Protection
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	31

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Georgia Alcohol Bond

Insured	Cott Beverages Inc. 1000 10th Ave. Columbus, GA 31901-2617
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	United States Department of the Treasury
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	32

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Canadian Goods and Services Tax / Harmonized Sales Tax

Insured	Cliffstar LLC 5519 W. Idlewild Ave. Tampa, FL 33634
Insurer	Zurich Insurance Company Ltd.
Bond Number	[***]
Obligee	Canada Revenue Agency Windsor Tax Service Office
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	33

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- NY Department of Agriculture & Markets (NY Farm Products)

Insured	Cliffstar LLC 1 Cliffstar Ave Dunkirk, NY 14048
Insurer	Fidelity & Deposit Company of Maryland
Bond Number Obligee	[***] State of New York Department of Agriculture & Markets Division of Agricultural Protection & Development Services
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	34

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Department of Treasury US Customs

Insured	Cliffstar LLC 1 Cliffstar Ave Dunkirk, NY 14048
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	US Customs and Border Protection Department of Homeland Security
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	35

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Brewers’ Bond (TX)

Insured	Cott Beverages Inc. 5519 West Idlewild Tampa, FL 33634
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	Department of The Treasury Alcohol and Tobacco Tax and Trade Bureau
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	36

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Distilled Spirits Bond

Insured	Cott Beverages Inc. 5519 West Idlewild Tampa, FL 33634
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	Department of The Treasury Alcohol and Tobacco Tax and Trade Bureau
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	37

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Fee Interest Bond (Distiller’s & Rectifier’s Permit)

Insured	Cott Beverages Inc. 5519 West Idlewild Tampa, FL 33634
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	State of Texas Texas Alcoholic Beverage Commission
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	38

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Brewers’ Bond (WI)

Insured	Cott Beverages Inc. 5519 West Idlewild Tampa, FL 33634
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	Department of The Treasury Alcohol and Tobacco Tax and Trade Bureau
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	39

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Self Insurance Bond for Washington

Insured	Cott Corporation
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	State of Washington Dept. of Labor and Industries
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	40

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Surety- Self Insurance Bond for Missouri

Insured	Cott Corporation and Cliffstar LLC
Insurer	Fidelity & Deposit Company of Maryland
Bond Number	[***]
Obligee	State of Missouri Missouri Department of Labor And Industrial Relations
Policy Period	[***]

Limit	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	41

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Employer’s Liability (UK)

Issued in the UK

Insured	Cott Retail Brands Ltd and Subsidiary Companies (including Cott Beverages Limited, Cott UK Acquisitions Limited, Cott Acquisition Limited, Cooke Bros Holdings Limited, Calypso Soft Drinks Limited, Mr Freeze (Europe) Limited)
Insurer	Zurich Insurance plc
Policy Number	[***]
Policy Period Currency	[***] GBP

Cover

Indemnity against legal liability for damages and claimants’ costs and expenses in respect of Bodily Injury to any Employee caused during any Period of Insurance arising out of an in the course of employment and indemnity for costs of legal representation

Definition of Employee

•	Person engaged under a contract of service or apprenticeship

•	Person acting in the capacity of non executive director

•	Equity partner

•	Employee or director of any overseas subsidiary (or parent company) whilst working for or on behalf of the Insured in or from Great Britain, Northern Ireland, the Channel Islands or the Isle of Man

•	Labor Masters and persons supplied by them, labor only subcontractors, self-employed persons, and drivers or operators of hired-in plant

•	Persons engaged under work experience, training, study, exchange or similar schemes

•	Any officer, member or voluntary helper of the organizations or services stated in the Business definition

•	Voluntary workers, helpers or instructors

•	Persons working under the Community Offenders Act 1978, the Community Offenders (Scotland) Act 1978 or similar legislation

•	Employees elected on any industry users committee

•	Outworkers or homeworkers employed under contracts to personally execute any work in connection with the Business whilst they are engaged in that work

•	Any other person defined under Sections 35-(2) and 54-(3)(b) of the National Minimum Wage Act 1998

•	Prospective employees who are being assessed by the Insured as to their suitability for employment

•	Any person a Court of Law in the UK deems to be an employee

Limits of Indemnity

Offshore	[***]
Terrorism	[***]
Any Other Claim	[***]

Premium Basis

Clerical Staff Wages	[***]
Bottlers Wages	[***]
All Other Employees Wages	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	42

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

UK Automobile (Motor Fleet Insurance)

Issued in the UK

Insured	Cott Retail Brands Ltd. and Subsidiary Companies
Insurer	Zurich Insurance plc
Policy Number	[***]
Policy Period	[***]
Currency	GBP

Cover

Policy covers legal liability arising out of the use of an Insured Vehicle in respect of damages and claimant’s costs and expenses arising from death or bodily injury and loss of or damage to property

Territorial Limits

Great Britain, Northern Ireland, the Isle of Man and the Channel Islands

Any member country of the European Union

Any other country which satisfies the insurance conditions of and is approved by the Commission of the European Union

Any other country for which the Company has been requested and has agreed to provide cover by the issue of an International Motor Insurance Green Card

Jurisdiction

English law and the decisions of English Courts

Policy Excesses (Each and Every Loss in Respect of)

Accidental Damage, Fire, Theft	[***]
Windscreen	[***]
Personal Effects	[***]

Limits of Liability

Death/Injury to any Person	[***]
Private Cars, Estate Cars, Utility Cars, Minibuses	[***]
Motorcycles, Motorcycle and Sidecar, Mopeds	[***]
All other Vehicles (Commercial vehicles)	[***]
Goods Carrying Vehicles ([***] for Vehicle carrying any goods which have to be carried in accordance with the Carriage of Dangerous Goods Regulations 2007)	[***]
Terrorism	[***]
Corporate Manslaughter Defense Costs	[***]
Medical Expenses	[***]
Uninsured Loss Recovery / Motor Prosecution Defense Costs	[***]
Personal Effects	[***]
Personal Accident Benefits	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	43

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Cott Corporation Program at A Glance 2014-2015

Principal Extensions

The Insurance provided hereby is extended to cover:

•	Personal Effects Limit [***]

•	Driver Personal Accident, Death/Loss of Sight or Limb – Limit [***] Benefit

•	Emergency Accommodation Costs – Limit [***] per person

•	Loss or Theft of Keys (replacement of locks, keys, etc. following loss or theft of original keys)

•	Medical Expenses – Limit [***]

•	Occasional Business Use (vehicles belonging to or provided by employees being used on company business)

•	Unauthorized Use (Vehicles used without your knowledge for purposes not allowed under the policy)

•	Trailers and Attachments (cover whilst attached to/ detached from insured vehicles)

•	Unlicensed Drivers (in circumstances where a license is not required by law)

•	Vehicles in the custody of the motor trade for service or repair

Principal Exclusions

The cover afforded hereby specifically excludes the following:

•	Contractual Liability

•	Fines or Penalties

•	Other Insurance- where any person is entitled to indemnity under any other policy (waived in respect to Occasional Business Use Extension)

•	Rallies, Competitions, or Trials

•	Riot and Civil Commotion (In Northern Ireland)

•	Unauthorized Use or Driving (if with insured’s knowledge)

•	Vehicles with trade plates off-road

•	War

•	Drivers under 25 in respect of Mercedes C220

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	44

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Engineering Inspection (UK)

Issued In the UK

Insured	Cott Retail Brands Ltd. & Subsidiary Companies
Insurer	Zurich Insurance plc
Policy Number	[***]
Policy Period Currency	[***] GBP

Cover/Inspection Frequency

Inspection services for Lifting Equipment and Pressure Plants are provided in respect of the Plant, at intervals in accordance with statutory requirements

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	45

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Fixed Wiring Inspection (UK)

Issued In the UK

Insured	Cott Retail Brands Ltd. & Subsidiary Companies
Insurer	Zurich Insurance plc
Policy Number	[***]
Policy Period Currency	[***] GBP

Cover/Inspection Frequency

Fixed wiring inspection services are provided in respect of the Plant, at intervals in accordance with statutory requirements.

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	46

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Pollution Policy

Master policy issued in the US

Insured	Cott Corporation
Insurers & Policy Numbers	US - AIG Specialty Insurance Company, Inc.; Policy # [***] Canada - AIG Insurance Company of Canada; Policy # [***] UK – AIG Europe Limited, Policy # [***]
Policy Period	[***]

Coverages for US & Canada

B: On-Site Clean-Up of New Conditions
D: Third Party Claims for Off-Site Clean-Up Resulting from New Conditions
E: Third Party Claims for Bodily Injury and Property Damage
F: Emergency Response Costs
G: Third Party Claims for Non-Owned Locations
H: Third Party Claims for Covered Operations
I: Third Party Claims Resulting from the Transportation of Cargo
J: Business Interruption Expenses

Limits (US)

Each Incident Limit	[***]
Coverage Section Aggregate Limit	[***]
Business Interruption	[***]
Emergency Response Costs, Each incident & in the aggregate	[***]
Policy Aggregate Limit	[***]

Limits (Canada)

Each Incident Limit	[***]
Coverage Section Aggregate Limit	[***]
Business Interruption	[***]
Emergency Response Costs, Each incident & in the aggregate	[***]
Policy Aggregate Limit	[***]

Limits (UK)

Each Incident Limit	[***]
Coverage Section Aggregate Limit	[***]
Policy Aggregate Limit	[***]
Business Interruption	[***]

Deductible (US, Canada, UK)

Each Incident	[***]
Business Interruption	[***]

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	47

* * * CONFIDENTIAL * * *

Cott Corporation Program at A Glance 2014-2015

Special Endorsements/Extensions

Underground Storage Tanks Endorsement for Columbus, GA location (11/22/2011 Retro Date)

Linking of Limits with Canada policy – [***] each incident, [***] aggregate limit

New Conditions Only Endorsement (11/22/11 Retro Date)

Biodiversity Coverage and Sublimit

Schedule of Insured Properties – per schedule on file with AIG

Retroactive Date Endorsement

This report is provided as a brief summary of your insurance coverages for quick reference purposes. Any questions relating to the interpretation of the coverage or limits of protection must be referred to the policy documents themselves.	48

* * * CONFIDENTIAL * * *

Annex 2 to Schedule 3.14

Description of all additional insurance maintained by or on behalf of the Water Group as of the Amendment No. 5 Effective Date

* * * CONFIDENTIAL * * *

*	The below policy digest is intended to be a quick reference guide and does not reflect all terms and conditions of the policy. Please refer to the original policy for complete coverage details.

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium

			Loss Limit	[***]

			Includes real, personal property, stock, EDP, Business Income/Extra Expense/Rents		[***] Property Damage and Time Element Combined except:	[***] Property

Property [***]	MLP [***]	Zurich North America AM Best Rated A+ XV	- Earth Movement - all premises except below:	[***]	[***] Except for locations in CA ([***] value of the property insured)	[***] Terrorism

			- All premises in Zone 1, except California	[***]	[***]/unit of insurance per location subj to minimum of [***] @ all locations	State Taxes and Fees: [***]

			California	[***]	[***]/unit of insurance per location subj to minimum of [***] @ all locations	Engineering Fees: [***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium

			- All premises in the aggregate Zone 2	[***]		[***]/unit of insurance per location subj to minimum of [***] @ all locations	Total Premium: [***]

			- Flood for the total of all premises in aggregate	[***]		[***] Any and All Locations - per occurrence

			- Flood: all premises in 500 yr plain but out of 100	[***]		[***]

			- Flood- 100 year flood plain- Aggregate	[***]		[***]

			- Named Storm Coverage - per occurrence	[***]		[***]

					- Zone 1 Windstorm	[***] per unit of insurance but not less than [***] for all premises in Zone 1

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium

					- Zone 2 Windstorm	[***] per unit of insurance but not less than [***] for all premises in Zone 2
Additional Sublimits

			- Accounts Receivable	[***]

			- Computer Systems Damage (Annual Aggregate)	[***]

			- Contingent Time Element other than Attraction	[***]

			- Contingent Time Element - attraction properties	[***]

			- Debris Removal	[***]

			- Decontamination Costs	[***]

			- Deferred Payments	[***]

			- Errors and Omissions	[***]

			- Expediting Costs	[***]

			- Fine Arts	[***]

			- Increased Cost of Construction and Demolition	[***]

			- Land and Water Contaminant Cleanup	[***]

			- Land Improvements	[***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium
			- Miscellaneous Personal Property	[***]

			- Miscellaneous Unnamed Location	[***]

			- Off Premises Service Interruption	[***]

			- Professional Fees	[***]

			- Tenants Prohibited Access	[***]

			- Radioactive Contamination	[***]

			- Tenants Prohibited Access	[***]

			- Transit Property Damage and TE	[***]

			- Valuable Papers & Records	[***]

			- New Construction and Additions	[***]

			- Off Premises Storage	[***]

			Breakdown of Equipment	[***]

			Ammonia Contamination	[***]

			Spoilage	[***]

			- Terrorism	[***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium
			Additional sublimits apply		Additional deductibles & Waiting Periods may apply

DIC (CA Only) [***]	[***]	Liberty Surplus Ins. Corp. AM Best Rated A XV 50% Landmark American Ins. Co. AM Best Rated A XIII 50%					Renewal Premium: [***]

			Includes Buildings, Personal Property, BI including Extra Expenses, Rental Value, Stock, and Improvements and Betterments	[***] XS of [***] Per Occurrence/Annual Aggregate as respects Earth Movement in California only	Earth Movement	[***] of the TIV at such unit of insurance or [***]	Surplus Lines Taxes and Fees: [***]
	[***]	Westchester Surplus Lines Insurance Co. AM Best Rated A+ XV
Renewal Premium: [***]
			Includes Buildings, Personal Property, BI including Extra Expenses, Rental Value, Stock, and Improvements and Betterments	[***] XS of [***] Per Occurrence/Annual Aggregate as respects Earth Movement in California only	Earth Movement	[***] of the TIV at such unit of insurance or [***]	Surplus Lines Taxes and Fees: [***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium

			Additional terms and exclusions apply				Total DIC Premium: [***]
General Liability [***]	[***]	Safety National Casualty Corp. AM Best Rated A XI
			General Aggregate:	[***]	Per Occurrence- Self Insured Retention	[***]	Renewal Premium: [***]
			Prod/Comp Opps Aggregate:	[***]			State Surcharges: [***]
			Personal/Advertising Injury:	[***]		[***]	Total Premium: [***]
			Each Occurrence:	[***]
			Damage to Premises Rented to You	[***]		[***]
			Medical Expense:	[***]			25% deposit
			Employee Benefit Liability - Each Employee Limit	[***]			Plus 9 installments
			Employee Benefit Liability - Aggregate Limit	[***]	Retro Date 11/7/06

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium
- 90 Days Notice of Cancellation
Broad Form Named Insured

Waiver of Subrogation

			Based upon Gross Receipts	[***]

Total Pollution Exclusion Except Building Heating and Cooling and Hostile Fire
Nuclear Energy Liability Exclusion

Fungi or Bacteria Exclusion

Asbestos Exclusion

Emp related practices exclusion

ERISA Exclusion

Amended Definition of Bodily Injury

Per Location Aggregate (Subject to [***] Cap)

Batch Clause

Knowledge of Occurrence

Co-Employee Exclusion Deleted

Notice of Occurrence

Unintentional Errors and Omissions

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium
Includes 10% swing clause
Additional terms and exclusions apply
Auto [***]	[***]	Safety National Casualty Corp. AM Best Rated A XI
			Liability (Symbol 1)	[***]	Per Accident	[***]	Renewal Premium: [***]
			PIP: - Symbol 5- Minimum required by law	[***]			State Surcharges: [***]
			Medical Payments (Symbol 2)	[***]			Total Premium: [***]
			UM / UIM (Symbol 2)	[***]
			Physical Damage			[***]
			Comp/Collision (Symbol 8 Hired autos)	[***] or [***] which is less			25% deposit
			- Mandatory State Endorsements				Plus 9 installments
- UM/UIM Anti-Stacking Endorsement
			- Additional Insured Endorsement				premium adjusted at audit
			- Knowledge of Occurrence Endorsement				[***] per unit, [***] units

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium
			- Lessor: AI and Loss Payee

			- Waiver of Subrogation

			- Nuclear Energy Liability Exclusion

			- Drive Other Car Coverage

			- Fellow Employee Exclusion Deleted

			- Rental Coverage (30 Days at $50/day)

			- Hired Car Physical Damage

			- Swing Clause

			- The following unit types are covered at no charge for auto liability (Spares, To Be Solds, Forklifts, Yard Dogs, Scrubbers, Sweepers, and Swampers)

			- Employee as Insureds

			- Pollution Coverage (PP Vehicles Only)
			Composite Rated based upon:	2869

			- Lease Gap Coverage

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium

- Unintentional Errors and Omissions
Additional terms and exclusions apply
Umbrella [***]	[***]	National Union Fire Ins. Co. (AIG) AM Best Rated A XV	Each Occurrence	[***]	Self Insured Retention:	[***]	Total Premium: [***]
			General Aggregate	[***]
			Products/Completed Operations Aggregate	[***]
			Crisis Response- Limit of Insurance	[***]
			Excess Casualty Crisis Fund Limit of Insurance	[***]
Underlying:
General Liability, Foreign GL, Auto- Owned and Buffer
Employers Liability, Employee Benefits Liability
Coverage Extensions/Conditions/Limitations
- Crisis Response Coverage Enhancement Endt
- Coverage Territory Endorsement

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium
- Employers Liability/Stop Gap Limitation Endt.

- Bacteria Exclusion Endorsement

- Fungus Exclusion with Edible Goods or Product Exception in insured’s products are not excluded)

- Lot or Batch Limitation

- Knowledge or Occurrence Endorsement

- Discrimination Limition Endorsement

Additional terms and exclusions apply
Excess Umbrella [***]	[***]	Continental Casualty Company	Per Occurrence	[***] X of [***]		Total Premium: [***]
			General Aggregate	[***] X of [***]
Follows Form of Primary Umbrella
Major Exclusions
-Asbestos

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium
- Pollution (coverage included for hostile fire, building heating equipt, upset & overturn)

- Nuclear, Biological or Chemical Terrorism

- Intellectual Property

- Crisis Management, Response

Additional terms and exclusions apply

Premium is 25% minimum earned- no flat cancellations
Excess Umbrella [***]	[***]	Great American AM Best Rated A XIV
			Per Occurrence	[***] X of [***]		Renewal Premium: [***]
			General Aggregate	[***] X of [***]		Terrorism: [***]
			Follows Form of Primary Umbrella			Total Premium: [***]
Major Exclusions
-Asbestos
- Pollution (coverage included for hostile fire, building heating equipt, upset & overturn)

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium
- Nuclear, Biological or Chemical Terrorism

- Intellectual Property

- Crisis Management, Response
Additional terms and exclusions apply

Premium is 25% minimum earned- no flat cancellations
Excess Umbrella [***]	[***]	Fireman’s Fund AM Best Rated A XV	Per Occurrence	[***] X of [***]			Total Premium: [***]
			General Aggregate	[***] X of [***]
Follows form with Lead
Additional terms and exclusions apply
Excess Auto [***]	[***]	Philadelphia Insurance Companies					Premium: [***]
			Each Occurrence	[***] xs Primary Auto			Surplus Lines Taxes and Fees: [***]
			General Aggregate	[***] xs Primary Auto			Total Premium: [***]
Workers’ Compensation [***]	[***] [***] [***]	Safety National Casualty Corp. AM Best Rated A XI	Workers’ Compensation	Statutory	Deductible	[***]	Renewal Premium: [***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium
			Employers Liability			State Surcharge: [***]

			-Bodily Injury by Accident- Ea Accident	[***]		Total Premium: [***]

			-Bodily Injury by Disease- Policy Limit	[***]

			-Bodily Injury by Diseases- Ea Employee	[***]

Based upon payroll of [***]

Rate per [***] Payroll: [***]

Note: Premium is 85% Minimum and Deposit

Total estimated payroll [***]

Notable Endorsements

- All states except OH, ND, WA, & WY

- Terrorism/ Domestic Terrorism

			- Voluntary Compensation - All Other States	State of Hire benefits

			- Voluntary Compensation - California only	State of Hire benefits

			- Foreign Voluntary WC and Emp Liability	US and Non-US Citizens

- Waiver of Subrogation

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium
			- US Longshore and Harbor Workers Compensation Act	Provided on “If Any” Basis

- Swing Clause

Additional terms and exclusions apply
Flood Insurance [***] Fort Lauderdale location: [***]	[***]	American Bankers	-2779 Northwest 112th Avenue, Doral, FL	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 2545 S Ferre St, Kansas City, KS	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 11485 Reiger Rd, Baton Rouge, LA	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 3418 Howard St, New Orleans, LA	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 45 Noblestown Rd, Carnegie, PA	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 1313 Pacific Dr, Burlington, WA	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 21605 85th Ave, Kent, WA	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 11811 Highway 67, Lakeside, CA	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 1522 N Newhope St, Santa Ana, CA	[***]	Per Occurrence	[***]	[***]
	[***]	American Bankers	- 5331 NW 35th Terrance, Fort Lauderdale, FL	[***]	Per Occurrence	[***]	[***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium
Total Premium:

			Terms:			[***]

-National Flood Program does not provide: Business Income, Rents, Extra Expense

-Coverage on an Actual Cash Value Basis- not replacement Cost
- 80% Coinsurance Applies

Additional terms and exclusions apply
Ocean Cargo	[***]	AGCS Marine Insurance Company (Allianz) AM Best Rated A+ XV	Any One Vessel	[***]	[***]	Total Premium: [***]
			Any One Aircraft	[***]
			Any One Package Shipped by Government, Private Mail, or Parcel Post	[***]
Commodity- Water coolers, parts properly packed and containerized

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible		Estimated Premium
Valuation- Cost + Freight + 10% (selling price can be added)
Voyage - World to World (regular carriers)
Perils- All risk subject to policy exclusions
- War, Strike, Riots, Civil Commotion

Terrorism Coverage

Additional terms and exclusions apply
Directors & Officers, Employment Practices and Fiduciary Liability [***]	[***]	Arch Insurance Company	Coverage Effective [***] to [***]
			Directors & Officers Liability Limit	[***]	Insuring Agreement A	[***]	Total Premium: [***]
			Additional Limit for Claims against Insured Persons	[***]	Insuring Agreement B	[***]
					Insuring Agreement C	[***]
			Employment Practices Liability	[***]		[***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits			Deductible	Estimated Premium
				Third Party	[***]	[***]

			Fiduciary Liability		[***]	[***]

				Settlement Program	[***]

Additional terms and exclusions apply
Excess Directors & Officers Liability [***]	[***]	Ace American Insurance Company	Coverage Effective [***] to [***]
			Directors & Officers Excess Limit of Liability		[***]	Underlying [***]	Total Premium: [***]
Additional terms and exclusions apply
Excess Directors & Officers Liability [***]	[***]	AXIS Insurance Company	Coverage Effective [***] to [***]
			Directors & Officers Excess Limit of Liability		[***]	Underlying [***]	Total Premium: [***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium

Additional terms and exclusions apply
Excess Directors & Officers Side A Liability [***]	[***]	Illinois National Insurance Company (AIG)	Coverage Effective [***] to [***]
			Limit of Liability	[***]	Underlying [***]	Total Premium: [***]
Additional terms and exclusions apply
Excess Fiduciary Liability [***]	[***]	AXIS Insurance Company	Coverage Effective [***] to [***]
			Limit of Liability	[***]	Underlying [***]	Total Premium: [***]
Additional terms and exclusions apply

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits			Deductible	Estimated Premium

Excess Fiduciary Liability [***]	[***]	ACE American Insurance Company	Coverage Effective [***] to [***]
			Limit of Liability		[***]	Underlying [***]	Total Premium: [***]
Additional terms and exclusions apply
Crime Insurance [***]	[***]	Massachusetts Bay Insurance Company (Hanover)	Coverage Effective [***] to [***]
			Limit of Liability			[***]	Total Premium: [***]
				Employee Theft	[***]	[***]
				Forgery or Alteration	[***]	[***]
				Inside the Premises - Theft of Money and Securities	[***]	[***]
				Inside the Premises - Robbery or Safe Burglary of Other Property	[***]	[***]
				Outside the Premises	[***]	[***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits			Deductible	Estimated Premium
				Computer Fraud	[***]	[***]

				Funds Transfer Fraud	[***]	[***]

				Money Orders and Counterfeit Money	[***]	[***]

				Credit, Debit or Charge Card Forgery	[***]	[***]

				Clients Property	[***]	[***]
				Destruction of Electronic Data	[***]	[***]

				Expenses Incurred	[***]

Additional terms and exclusions apply

Media & Cyber Liability [***]	[***]	Illinois Union Insurance Company (ACE)	Coverage Effective [***] to [***]
			Limit of Liability		[***]	[***]	Total Premium: [***]
				Electronic Media Activities Liability	[***]	[***]
				Network Securities Liability	[***]	[***]
				Privacy Liability	[***]	[***]
				Data Breach Fund	[***]	[***]

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits			Deductible	Estimated Premium
				Network Extortion Liability	[***]	[***]
				Regulatory Proceeding Sublimit	[***]	[***]
Additional terms and exclusions apply
Excess Media & Cyber Liability [***]	[***]	AIG Specialty Insurance Company	Coverage Effective [***] to [***]
			Limit of Liability		[***]	Underlying [***]	Total Premium: [***]
Additional terms and exclusions apply
Pollution Liability [***]	[***]	Admiral Insurance Company	Coverage Effective [***] to [***]
			Limit of Liability		[***] per occurrence	[***]	Total Premium: [***]
[***] Aggregate

* * * CONFIDENTIAL * * *

Coverage Line	Policy Number	Carrier	Limits		Deductible	Estimated Premium

			SIR	[***]
Additional terms and exclusions apply

* * * CONFIDENTIAL * * *

Schedule 3.15

Capitalization and Subsidiaries

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding

156775 Canada Inc.	Cott Corporation Corporation Cott/100%	Corporation	1 common share	1 common share

2011438 Ontario Limited	Cott Corporation Corporation Cott/100%	Corporation	1 common share	1 common share

804340 Ontario Limited	Cott Corporation Corporation Cott/100%	Corporation	1 common share	1 common share

967979 Ontario Limited	Cott Corporation Corporation Cott/100%	Corporation	a) 10,088,608 common shares b) 800,000 Junior Preference shares c) No Senior Preference shares	a) 10,088,608 common shares b) 800,000 Junior Preference shares c) No Senior Preference shares

AD Personales, S.A. de C.V.	Mexico Bottling Services, S.A. de C.V. 50% Servicios Generales de México, S.A. de C.V. 50%	Limited liability corporation of variable capital	a) 25,000 Class I Shares b) 25,000 Class I Shares	a) 25,000 Class I Shares - Mexico Bottling Services, S.A. de C.V. b) 25,000 Class I Shares - Servicios Generales de México, S.A. de C.V.

Aimia Foods Holdings Limited	Cott Ventures Limited/100%	Private company limited by shares	500,000 ordinary shares	500,000 ordinary shares

Aimia Foods Group Limited	Aimia Foods Holdings Limited/100%	Private company limited by shares	250,000 ordinary shares	250,000 ordinary shares

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding

Aimia Foods EBT Company Limited	Aimia Foods Holdings Limited/100%	Private company limited by shares	1 ordinary share	1 ordinary share

Aimia Foods Limited	Aimia Foods Group Limited/100%	Private company limited by shares	800 ordinary shares	800 ordinary shares

Calypso Soft Drinks Limited	Cooke Bros (Tattenhall) Limited	Private company limited by shares	100 ordinary shares	100 ordinary shares

Caroline LLC	Cott Corporation Corporation Cott/100%	Limited liability company	N/A	N/A

Cliffstar LLC	Cott Acquisition LLC/100%	Limited liability company	507,526,030 LLC interests	507,526,030 LLC interests

Cooke Bros Holdings Limited	Cott Developments Limited/100%	Private company limited by shares	55,000 ordinary shares	55,000 ordinary shares

Cooke Bros (Tattenhall) Limited	Cooke Bros Holdings Limited/100%	Private company limited by shares	500,000 ordinary shares	500,000 ordinary shares

Cott (Barbados) IBC Ltd.	Cott Corporation Corporation Cott/100%	International business company	100 common shares	100 common shares

Cott (Hong Kong) Limited	Cott (Barbados) IBC Ltd./100%	Private limited liability company (limited by shares)	1 ordinary share of US$1.00 each	1 ordinary share of US$1.00 each

Cott (Nelson) Limited	Cott Nelson (Holdings) Limited/100%	Private company limited by shares	88,751 ordinary £1 shares	88,751 ordinary £1 shares

Cott Acquisition Limited	Cott UK Acquisition Limited/100%	Private company limited by shares	265,732,801 ordinary shares £1 shares	265,732,801 ordinary shares £1 shares

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding
Cott Acquisition LLC	Cott Acquisition Limited/82% Cott U.S. Acquisition LLC/18%	Limited liability company	a) 415,000,085 LLC interests b) 92,256,045 LLC interests	a) 415,000,085 LLC interests – Cott Acquisition Limited b) 92,256,045 LLC interests – Cott U.S. Acquisition LLC

Cott Beverages Inc.	Cott Holdings Inc./100%	Corporation	a) 59,500,000 shares of Class A Common Stock b) 152,001,794.519 shares of Class B Common Stock	a) 59,500,000 shares of Class A Common Stock b) 152,001,794.519 shares of Class B Common Stock

Cott Beverages Limited	Cott Retail Brands Limited/100%	Private company limited by shares	94,808,317 ordinary shares	94,808,317 ordinary shares

Cott Corporation Corporation Cott	Public Company	Corporation	N/A	a) 93,736,940 common shares b) 116,054.421 shares of Series A Convertible Preferred c) 32,711.306 shares of Series B Non-Convertible Preferred

Cott Developments Limited	Cott Beverages Limited	Private company limited by shares	1 ordinary share	1 ordinary share

Cott do Brasil Industria, Comercio, Importacao e Exportacao de Bebidas e Concentrados Ltda	a) Cott Corporation Corporation Cott/99% and b) 804340 Ontario Limited/1%	Limited liability company	a) 1,270,269 quotas b) 12,831 quotas	a) 1,270,269 quotas b) 12,831 quotas

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding
Cott Embotelladores de Mexico, S.A. de C.V.	Cott Corporation Corporation Cott/99.375% Embotelladora de Puebla, S.A. de C.V./0.625%	Limited liability corporation of variable capital	a) 1 Series I, Class A Share b) 49,999 Series I, Class B Shares c) 399,999 Series II, Class A Shares d) 3,550,001 Series II, Class B Shares e) 60,000,000 Series II, Class C Shares

a) 1 Series I, Class A Share - Embotelladora de Puebla, S.A. de C.V.

b) 49,999 Series I, Class B Shares - Cott Corporation

Corporation Cott

c) 399,999 Series II, Class A Shares -Embotelladora de Puebla, S.A. de C.V.

d) 3,550,001 Series II, Class B Shares – Cott Corporation Corporation Cott

e) 60,000,000 Series II, Class C Shares –

Cott Corporation Corporation Cott

Cott Europe Trading Limited	Cott Retail Brands Limited/100%	Private company limited by shares	1,860,709 ordinary £1 shares	1,860,709 ordinary £1 shares

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding
Cott Holdings Inc.	Cott Beverages Limited/100%	Corporation	a) 182 common shares b) 696 Class A preferred shares c) 2 Class B preferred shares d) 42 Class C preferred shares	a) 182 common shares b) 696 Class A preferred shares c) 2 Class B preferred shares d) 42 Class C preferred shares

Cott International SRL	Cott Investment, L.L.C./99% Cott International Trading Ltd./1%	International society with restricted liability	a) 99 common quotas b) 1 common quota	a) 99 common quotas b) 1 common quota

Cott International Trading Ltd.	Cott Corporation Corporation Cott/100%	International business company	53,878,575 common shares	53,878,575 common shares

Cott Investment, L.L.C.	Cott Corporation Corporation Cott /90% 804340 Ontario Limited/10%	Limited liability company	LLC interest/90% LLC interest/10%	LLC interest/90% LLC interest/10%

Cott IP Holdings Corp.	Cott Beverages Inc./100%	Corporation	100 shares	100 shares

Cott Limited	Cott Retail Brands Limited/100%	Private company limited by shares	a) 3,810,800 ‘A’ ordinary shares of 10 pence each b) 1,445,476 preferred ordinary shares of 10 pence each c) No preference shares	a) 3,810,800 ‘A’ ordinary shares of 10 pence each b) 1,445,476 preferred ordinary shares of 10 pence each c) No preference shares

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding
Cott Luxembourg S. a r. l.	Cott Beverages Limited/0.000047% Cott Retail Brands Limited/99.99%	Private company limited by shares	a) 2 ordinary shares b) 4,260,646 ordinary shares	a) 2 ordinary shares- Cott Beverages Limited b) 4,260,646 ordinary shares- Cott Retail Brands Limited

Cott Maquinaria y Equipo, S.A. de C.V.	Cott Embotelladores de México, S.A. de C.V. / 0.0019% Cott Corporation / 97.49% Embotelladora Puebla, S.A. de C.V. / 2.50%	Limited liability corporation of variable capital	a) 1 Series “A” Share b) 49,999 Series “A” Share c) 1,283 Series “B” Shares	a) 1 Series “A” Share - Cott Embotelladores de México, S.A. de C.V. b) 49,999 Series “A” Share - Cott Corporation c) 1,283 Series “B” Shares – Cott Embotelladora de Puebla, S.A. de C.V.

Cott NE Holdings Inc.	Northeast Finco Inc./100%	Corporation	100 shares	100 shares

Cott Nelson (Holdings) Limited	Cott Beverages Limited/100%	Private company limited by shares	162,669 ordinary £1 shares	162,669 ordinary £1 shares

Cott Private Label Limited	Cott Beverages Limited/100%	Private company limited by shares	a) 25,000 ‘A’ ordinary shares b) 221,469 ‘B’ ordinary shares c) 753,531 ‘C’ ordinary shares	a) 25,000 ‘A’ ordinary shares b) 221,469 ‘B’ ordinary shares c) 753,531 ‘C’ ordinary shares

Cott Retail Brands Limited	Cott Corporation Corporation Cott/100%	Private company limited by shares	60,918,341 ordinary £1 shares	60,918,341 ordinary £1 shares

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding
Cott Retail Brands Netherlands BV	Cott Retail Brands Limited	Limited liability company	400 ordinary shares	400 ordinary shares

Cott UK Acquisition Limited	Cott Beverages Inc./100%	Private company limited by shares	131,088,002 ordinary £1 shares	131,088,002 ordinary £1 shares

Cott USA Finance LLC	Cott Corporation Corporation Cott/100%	Limited liability company	2,597,378 LLC interests	2,597,378 LLC interests

Cott U.S. Acquisition LLC	Cott Beverages Inc./100%	Delaware limited liability company	72,526,130 LLC interests	72,526,130 LLC interests

Cott Vending Inc.	Cott Beverages Inc./100%	Corporation	1,000 shares	1,000 shares

Cott Ventures Limited	Cott Ventures UK Limited/100%	Private company limited by shares	3 ordinary shares	3 ordinary shares

Cott Ventures UK Limited	a) Cott Beverages Limited/100% of Ordinary A Shares b) Cott Beverages Inc./100% of Ordinary B Shares, 100% of Voting Preferred Stock	Private company limited by shares	a) 2 Ordinary A Shares b) 2 Ordinary B Share c) 42,492,227 Voting Preferred Stock	a) 2 Ordinary A Shares b) 2 Ordinary B Share c) 42,492,227 Voting Preferred Stock

Crystal Springs of Alabama Holdings, LLC	DS Services of America, Inc./100%	Limited Liability Company	N/A- membership interests	N/A

DS Services Holdings, Inc.	DSS Group, Inc./100%	Corporation	199 shares of common stock	199 shares of common stock

DS Services of America, Inc.	DS Services Holdings, Inc./100%	Corporation	199 shares of common stock	199 shares of common stock

DSS Group, Inc.	Cott Beverages Inc.	Corporation	100 shares of common stock	100 shares of common stock

Interim BCB, LLC	Cott Beverages Inc./100%	Limited liability company	None – Single Member Limited Liability Company	None – Single Member Limited Liability Company

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding
Jay Juice Limited	Cooke Bros (Tattenhall) Limited	Private company limited by shares	a) 1,000 deferred shares b) 1,000 ordinary shares c) 273,000 preferred shares	a) 1,000 deferred shares- Cooke Bros (Tattenhall) Limited b) 1,000 ordinary shares- Cooke Bros (Tattenhall) Limited c) 273,000 preferred shares- Cooke Bros (Tattenhall) Limited

Mexico Bottling Services, S.A. de C.V.	2011438 Ontario Limited/2% 804340 Ontario Limited/98%	Limited liability corporation of variable capital	a) 1 Class I Share b) 49 Class I Shares	a) 1 Class I Share -2011438 Ontario Limited b) 49 Class I Shares - 804340 Ontario Limited

Mr. Freeze (Europe) Limited	Cooke Bros Holdings Limited/100%	Private company limited by shares	100,000 ordinary shares	100,000 ordinary shares

Northeast Finco Inc.	Cott Beverages Inc./100%	Corporation	100 common shares	100 common shares

Northeast Retailer Brands LLC	Cott NE Holdings Inc./51% Polar Corp./48% Adirondack Beverages Corp./1%	Limited liability company	100 Limited Liability Company Interests	100 Limited Liability Company Interests

* * * CONFIDENTIAL * * *

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares of Interests Outstanding
Servicios Gerenciales de Mexico, S.A. de C.V.	2011438 Ontario Limited/2% 804340 Ontario Limited/98%	Limited liability corporation of variable capital	a) 1 Class I Share b) 49 Class I Shares	a) 1 Class I Shares - 2011438 Ontario Limited b) 49 Class I Shares - 804340 Ontario Limited

Star Real Property, LLC	Cliffstar LLC/99% Cott Acquisition LLC/1%	Limited liability company	a) 7,920,000 LLC interests b) 80,000 LLC interests	a) 7,920,000 LLC interests - Cliffstar LLC b) 80,000 LLC interests - Cott Acquisition LLC

Stockpack Limited	Aimia Foods Group Limited/100%	Private company limited by shares	6 ordinary shares	6 ordinary shares

Tip Top Soft Drinks Limited	Cooke Bros (Tattenhall) Limited	Private company limited by shares	1 ordinary share	1 ordinary share

Total Water Solutions Limited	Cooke Bros (Tattenhall) Limited	Private company limited by shares	100 ordinary shares	100 ordinary shares

TT Calco Limited	Cooke Bros (Tattenhall) Limited	Private company limited by shares	10,000 ordinary shares	10,000 ordinary shares

* * * CONFIDENTIAL * * *

Schedule 3.16

Jurisdictions for Filings and Mortgages

Type of Filing	Entity	Applicable Collateral Document [Mortgage, Security Agreement or Other]	Jurisdictions and Filing Offices
PPSA	156775 Canada Inc.	Security Agreement	Ontario

UCC	156775 Canada Inc.	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

Security Instrument	156775 Canada Inc. on behalf of Cott Corporation Cott as beneficial holder	Debenture, Deed of Hypothec, Assignment of Rents	Alberta, Quebec and Ontario

PPSA	2011438 Ontario Limited	Security Agreement	Ontario

UCC	2011438 Ontario Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

PPSA	804340 Ontario Limited	Security Agreement	Ontario

UCC	804340 Ontario Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

PPSA	967979 Ontario Limited	Security Agreement	Ontario

UCC	967979 Ontario Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Aimia Foods EBT Company Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Aimia Foods Group Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Aimia Foods Holdings Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Aimia Foods Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Calypso Soft Drinks Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Caroline LLC	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Cliffstar LLC	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Cooke Bros (Tattenhall) Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cooke Bros Holdings Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott (Nelson) Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Acquisition Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Acquisition LLC	UCC-1 Financing Statement	Delaware Secretary of State

* * * CONFIDENTIAL * * *

Type of Filing	Entity	Applicable Collateral Document [Mortgage, Security Agreement or Other]	Jurisdictions and Filing Offices
UCC	Cott Beverages Inc.	UCC-1 Financing Statement	Georgia Secretary of State

UCC	Cott Beverages Inc.	UCC-1 Fixture Financing Statement	St. Louis County Recorder of Deeds

UCC	Cott Beverages Inc.	UCC-1 Fixture Financing Statement	New Madrid County Recorder of Deeds

UCC	Cott Beverages Inc.	UCC-1 Fixture Financing Statement	Bexar County Clerk

UCC	Cott Beverages Inc.	UCC-1 Fixture Financing Statement	San Bernardino County Clerk and Recorder

UCC	Cott Beverages Inc.	UCC-1 Fixture Financing Statement	Delaware County Recorder of Deeds

UCC	Cott Beverages Inc.	UCC-1 Fixture Financing Statement	Chautauqua County Clerk

Mortgage	Cott Beverages Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	St. Louis County Recorder of Deeds

Mortgage	Cott Beverages Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	New Madrid County Recorder of Deeds

Mortgage	Cott Beverages Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	Bexar County Clerk

Mortgage	Cott Beverages Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	San Bernardino County Clerk and Recorder

Mortgage	Cott Beverages Inc.	Mortgage	Delaware County Recorder of Deeds

Mortgage	Cott Beverages Inc.	Mortgage	Chautauqua County Clerk

UCC	Cott Beverages Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

PPSA and RDPRM	Cott Corporation Corporation Cott	Security Agreement and Hypothec	Ontario, British Columbia, Alberta, Quebec, New Brunswick and Nova Scotia

UCC	Cott Corporation Corporation Cott	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

* * * CONFIDENTIAL * * *

Type of Filing	Entity	Applicable Collateral Document [Mortgage, Security Agreement or Other]	Jurisdictions and Filing Offices
Security Instrument	Cott Corporation Corporation Cott	Debenture, Deed of Hypothec, Assignment of Rents	Alberta, Quebec and Ontario

UCC	Cott Developments Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Europe Trading Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Holdings Inc.	UCC-1 Financing Statement	Delaware Secretary of State

PPSA	Cott Holdings Inc.	Security Agreement	Ontario

UCC	Cott Investment, L.L.C.	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Cott Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Luxembourg S. a r. l.	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Nelson (Holdings) Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Private Label Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Retail Brands Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott U.S. Acquisition LLC	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Cott UK Acquisition Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott USA Finance LLC	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Cott Vending Inc.	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Cott Ventures Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Cott Ventures UK Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Crystal Springs of Alabama Holdings, LLC	UCC-1 Financing Statement	Delaware Secretary of State

UCC	DS Services Holdings, Inc.	UCC-1 Financing Statement	Delaware Secretary of State

UCC	DS Services of America, Inc.	UCC-1 Financing Statement	Delaware Secretary of State

UCC	DS Services of America, Inc.	UCC-1 Fixture Financing Statement	Orange County Comptroller

UCC	DS Services of America, Inc.	UCC-1 Fixture Financing Statement	Los Angeles County Registrar-Recorder & County Clerk’s Office

* * * CONFIDENTIAL * * *

Type of Filing	Entity	Applicable Collateral Document [Mortgage, Security Agreement or Other]	Jurisdictions and Filing Offices
UCC	DS Services of America, Inc.	UCC-1 Fixture Financing Statement	Sacramento County Clerk-Recorder

UCC	DS Services of America, Inc.	UCC-1 Fixture Financing Statement	Cook County Recorder of Deeds

UCC	DS Services of America, Inc.	UCC-1 Fixture Financing Statement	Allegheny County Recorder of Deeds

Mortgage	DS Services of America, Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	Orange County Comptroller

Mortgage	DS Services of America, Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	Los Angeles County Registrar-Recorder & County Clerk’s Office

Mortgage	DS Services of America, Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	Sacramento County Clerk-Recorder

Mortgage	DS Services of America, Inc.	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing	Cook County Recorder of Deeds

Mortgage	DS Services of America, Inc.	Mortgage	Allegheny County Recorder of Deeds

UCC	DSS Group, Inc.	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Interim BCB, LLC	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Mr. Freeze (Europe) Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	Star Real Property LLC	UCC-1 Financing Statement	Delaware Secretary of State

UCC	Stockpack Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

UCC	TT Calco Limited	UCC-1 Financing Statement	District of Columbia Recorder of Deeds

* * * CONFIDENTIAL * * *

Schedule 3.24

Intercompany Loans and Advances as of September 27, 2014

Note: A number of the following loans and advances are denominated in currencies other than U.S. Dollars; therefore, amounts may change as the U.S. Dollar fluctuates against such foreign currency.

1.	$1,547,214 owed by Cott Beverages Inc. to Cott Luxembourg S. a r. l. evidenced by the Intercompany Subordinated Demand Promissory Note issued December 20, 2013 in the original principal amount of $1,615,512.33.

2.	$166,715,840 owed by Cliffstar LLC to Cott Luxembourg S. a r. l. evidenced by the Amended and Restated Intercompany Subordinated Demand Promissory Note issued July 8, 2011 in the original principal amount of $166,715,840.

3.	$259,500,000 owed by Cott Holdings Inc. to Cott Luxembourg S. a r. l. evidenced by (i) Intercompany Subordinated Demand Promissory Note – Note 2, dated November 8, 2013 in the original principal amount of $41,000,000, (ii) Intercompany Subordinated Demand Promissory Note – Note 4, dated November 8, 2013 in the original principal amount of $18,500,000, (iii) Intercompany Subordinated Demand Promissory Note – Note 5, dated November 12, 2013 in the original principal amount of $110,000,000, and (iv) Intercompany Subordinated Demand Promissory Note – Note 6, dated November 13, 2013 in the original principal amount of $90,000,000.

4.	$110,806,000 owed by Cott Beverages Limited to Cott USA Finance LLC evidenced by the Eurobond Instrument dated March 31, 2007 in the original principal amount of £68,000,000 as amended by the Deed of Amendment dated January 6, 2012.

5.	$124,361,485 owed by Cott US Acquisition LLC to Cott Beverages Inc. evidenced by the Amended and Restated Intercompany Subordinated Promissory Note dated November 15, 2010 in the original principal amount of £102,451,200.

6.	$165,396,101 owed by Cott UK Acquisition Limited to Cott US Acquisition LLC evidenced by the Instrument constituting 1 Discounted Note dated November 15, 2010 in the original principal amount of £91,403,759.

7.	$113,366,291 owed by Cott Retail Brands Limited to Cott USA Finance LLC evidenced by the Instrument constituting 1 Discounted Noted dated November 15, 2010 in the original principal amount of £48,966,551.

8.	$48,843,265 owed by Cott Ventures Limited to Cott Beverages Inc. evidenced by the Unsecured Loan Note issued May 29, 2014 in the original principal amount of $50,401,000.

9.	$5,013,888 owed by Cott Ventures Limited to Cott Beverages Limited evidenced by the Unsecured Loan Note issued May 29, 2014 in the original principal amount of $8,032,292.

10.

$34,808,204 owed by Cott Embotelladores de Mexico SA de CV to Cott Corporation evidenced by (i) the Loan Agreement dated as of January 3, 2004 in the original principal amount of $6,000,000, (ii) the Promissory Note dated December 5, 2012 in the original principal amount of 64,635,485 Mexican Pesos, (iii) the Promissory Note dated June 18, 2012 in the original principal amount of 33,091,043 Mexican Pesos, (iv) the Promissory

* * * CONFIDENTIAL * * *

Note dated January 15, 2010 in the original principal amount of 31,714,715 Mexican Pesos, (v) the Promissory Note dated July 7, 2010 in the original principal amount of 12,898,200 Mexican Pesos, (vi) the Promissory Note dated March 10, 2009 in the original principal amount of 7,623,680.15 Mexican Pesos, (vii) the Promissory Note dated March 13, 2009 in the original principal amount of 57,966,063.09 Mexican Pesos, (viii) the Promissory Note dated December 16, 2010 in the original principal amount of 48,561,630 Mexican Pesos, and (ix) the Promissory Note dated December 22, 2009 in the original principal amount of 61,057,424.10 Mexican Pesos.

11.	$400,000,000 owed by Delivery Acquisition, Inc. to Cott Beverages Inc. evidenced by the Intercompany Subordinated Promissory Note dated December 12, 2014.

12.	$148,765,727 owed by Delivery Acquisition, Inc. to Cott Corporation evidenced by the Intercompany Subordinated Promissory Note dated December 12, 2014.

13.	The following intercompany payables are evidenced by the Second Amended and Restated Intercompany Subordinated Demand Promissory Note dated the Amendment No. 5 Effective Date:

U.S. Dollar Equivalent Amount
September 27, 2014	Owed By	Owed To
$1,432,845	Cott Beverages Inc.	Cott Vending Inc.
$87,603	Cott Corporation	Cott Vending Inc.
$2,316,023	967979 Ontario Limited	Cott Corporation
$1,244,466	Cott Corporation	804340 Ontario Limited
$1,085,623	Cott Beverages Limited	Cott (Nelson) Limited
$313,659	Cott Beverages Limited	Cott Retail Brands Limited
$2,092,278	Cott Retail Brands Limited	Cott Ltd.
$162,950	Cott Beverages Limited	Cott Private Label Limited
$4,038,295	Cott Corporation	Cott Beverages Inc.
$72,928	Cott Corporation	Cott Beverages Limited
$356,290	Cott Beverages Inc.	Cott Beverages Limited
$607,812	Cliffstar, LLC	Cott Corporation
$592,664	Cott Beverages Limited	Cott Europe Trading Limited
$2,836,749	Cott Beverages Inc.	Cott USA Finance LLC
$104,709	Cott Beverages Inc.	Cott Corporation
$97,177,546	Cott Beverages Inc.	Cliffstar, LLC
$1,002,828	Cliffstar, LLC	Star Real Property LLC
$3,605	Cott Beverages Inc.	Cott Vending Inc.
$554	Cott Vending Inc.	Cliffstar, LLC
$1,360,162	Cott Beverages Inc.	Cliffstar, LLC
$3,933,613	Cooke Bros Holdings Limited	Calypso Soft Drinks Limited
$3,768,395	Cooke Bros (Tattenhall), Limited	Calypso Soft Drinks Limited
$8,966,829	Cooke Bros Holdings Limited	Cooke Bros (Tattenhall), Limited
$706,758	Calypso Soft Drinks Limited	Cott Beverages Limited
$2,431	Cott Luxembourg S. a r. l.	Cott Beverages Limited
$1,452,856	Calypso Soft Drinks Limited	Mr. Freeze (Europe) Limited
$16,295	Cooke Bros (Tattenhall), Limited	TT Calco Limited
$3,496	Cott Beverages Inc.	Cott Beverages Limited
$965	Cott Retail Brands Limited	Cott Beverages Inc.
$1,547,214	Cott Beverages Inc.	Cott Luxembourg S. a r. l.
$25,567,814	Cott Developments Limited	Cott Beverages Limited
$15,600,162	Calypso Soft Drinks Limited	Cott Developments Limited

* * * CONFIDENTIAL * * *

14.	The following includes a list of intercompany trade payables not represented by any debt instrument:

U.S. Dollar Equivalent Amount
September 27, 2014	Owed By	Owed To
$43,558	Cott Beverages Inc.	Northeast Retailer Brands LLC
$738,005	Cott Beverages Limited	Cott Retail Brands Netherlands BV
$11,268	Cott Maquinaria y Equipo, SA de CV	Cott Embotelladores de Mexico SA de CV
$14,208	Cott Embotelladores de Mexico SA de CV	Ad Personales, SA de CV
$13,504	Sevicios Gerenciales de Mexico SA de CV	Cott Embotelladores de Mexico SA de CV
$1,798,303	Cott Embotelladores de Mexico SA de CV	Cott Beverages Inc.
$29,080	Cott Embotelladores de Mexico SA de CV	Cliffstar, LLC
$3,585	Cott Vending Inc.	Northeast Retailer Brands LLC
$2	Cooke Bros (Tattenhall), Limited	Tip Top Soft Drinks Limited
$163	Cooke Bros (Tattenhall), Limited	Total Water Solutions Limited
$650	Northeast Retailer Brands LLC	Cott Beverages Inc.

* * * CONFIDENTIAL * * *

Schedule 6.01

Indebtedness

1.	Cott Embotelladores de Mexico, S.A. de C.V. owes Qualamex S.A. de C.V. $572,510 pursuant to the Manufacturing Contract dated December 14, 2012, between Cott Embotelladores de Mexico, S.A. de C.V. and Qualamex S.A. de C.V., as modified pursuant to the Modification Agreement dated January 7, 2013.

2.	Cott Beverages Inc. owes $828,421 to Jeffrey D. Hettinger pursuant to the Consulting Agreement dated June 25, 2002 between Jeffrey D. Hettinger and Cott Beverages Inc.

3.	Funding Circle Limited loaned Calypso Soft Drinks Limited £100,000.00 pursuant to the Key Contract Terms dated May 3, 2012. The current amount outstanding thereunder as of the Amendment No. 5 Effective Date is $25,033.

4.	See the Intercompany Indebtedness and Advances listed on Schedule 3.24.

5.	Irrevocable Standby Letter of Credit No. HACH413636OS with an expiration date of November 7, 2014 by BMO Harris Bank N.A. for the benefit of Safety National Casualty Corporation on behalf of DS Waters of America, Inc. for $16,500,000.

6.	Irrevocable Standby Letter of Credit No. HACH413623OS with an expiration date of March 5, 2015 by BMO Harris Bank N.A. for the benefit of Liberty Mutual Insurance Company on behalf of DS Waters of America, Inc. for $1,193,304.

7.	Irrevocable Standby Letter of Credit No. HACH413628OS with an expiration date of March 20, 2015 by BMO Harris Bank N.A. for the benefit of Zurich American Insurance Company on behalf of DS Waters of America, Inc. for $10,750,000.

8.	Irrevocable Standby Letter of Credit No. HACH413635OS with an expiration date of April 12, 2015 by BMO Harris Bank N.A. for the benefit of Old Republic Insurance Company on behalf of DS Waters of America, Inc. for $110,000.

* * * CONFIDENTIAL * * *

Schedule 6.02

Existing Liens

1. Liens on the following assets:

Name of Debtor	Secured Party	Jurisdiction/Office	File Number/ Date Filed	Type of UCC or Equivalent	Description of Collateral
Cott Retail Brands Limited	Bicc Public Limited Company	England and Wales (Companies House)	Created 18/05/94 Filed 21/05/94 (Registered)	Rent Deposit Deed	£21,385 deposited by the Company with its landlords Bicc Public Company Limited

Cliffstar Corporation	General Electric Capital Corporation	Recorder of Deeds, Erie County, PA	Filed 6/16/2003	UCC-1	2003 Xpedx model Q-300XT Lantech Auto Stretch Wrapper serial number QX-0118

Cliffstar Corporation	General Electric Capital Corporation	Chautauqua County Clerk, NY	Filed 3/27/2003	UCC-1	2002 Lantech model S2503 Conveyorized Stretch Wrap Machine serial number SS-001911+

Cliffstar Corporation	General Electric Capital Corporation	Chautauqua County Clerk, NY	Filed 3/27/2003	UCC-1	2003 Lantech model S-1502 Automatic Straddle Stretch Wrap Machine serial number SC-001387 & 2003 Xpedx model S-2503 Lantech Fully Automatic Conveyorized Stretch Machine serial number SS001914

* * * CONFIDENTIAL * * *

DS Services of America, Inc.	RockTenn CP, LLC	Delaware Secretary of State	20143201951; Filed 8/11/2014	UCC-1	Douglas Axiom Case Packer – Serial # M113007; Douglas Axiom Case Packer – Serial # M113031; Douglas Axiom Case Packer – Serial # M113006

DS Waters of America, Inc.	RockTenn CP, LLC	Delaware Secretary of State	20123488311; Filed 9/10/2012	UCC-1	Douglas Axiom Wrap 8

DS Waters of America, Inc.	United Rentals Northwest, Inc.	Delaware Secretary of State	20104233890; Filed 12/2/2010	UCC-1	Equipment: #521506, Make: JLG, Model: E300AJP, Description: BOOM 30FT-33FT ELEC ART NARR* and the proceeds of the Equipment

2. Cash deposits with Ice River Springs in the amount of $423,305.00 as of November 25, 2014.

3. Cash deposits with Tampa Electric Company in the amount of $80,850.00 as of November 25, 2014.

4. Cash deposits with Receiver General of Canada in the amount of $735,349.28 (Canadian Dollars) as of November 25, 2014.

5. Workers’ Compensation Escrow account held at US Bank, 7th & Washington, St. Louis, MO 63101, Acct# 0047886-00-00397-01 by Cliffstar LLC.

6. Workers’ Compensation Escrow account held at Citibank, N.A., Account # 30584369 by Cott Beverages Inc.

* * * CONFIDENTIAL * * *

Cash Collateral for Existing Letters of Credit and Insurance Claims

Cott Corporation	Cash in escrow with respect to the General Liability Insurance for settled product defect claims and consultant claims.	$50,000.00

DS Services of America, Inc.	Irrevocable Standby Letter of Credit No. HACH413623OS with an expiration date of March 5, 2015 by BMO Harris Bank N.A. for the benefit of Liberty Mutual Insurance Company	$475,000.00

DS Services of America, Inc.	Irrevocable Standby Letter of Credit No. HACH413628OS with an expiration date of March 20, 2015 by BMO Harris Bank N.A. for the benefit of Zurich American Insurance Company	$1,258,537.00

At any time, cash collateral in an amount not to exceed the lesser of (i) $29,980,969.20 and (ii) 103% of the aggregate face amount of the letters of credit described in numbers 5 through 8 on Schedule 6.01, at such time, in the case of clauses (i) and (ii), deposited with BMO Harris Bank N.A. solely for the purpose of securing reimbursement obligations under the letters of credit described in numbers 5 through 8 on Schedule 6.01; provided that such cash collateral shall be reduced on a dollar for dollar basis by the face amount of any back-to-back letters of credit issued for the benefit of BMO Harris Bank N.A. for the purpose of securing reimbursement obligations under the letters of credit described in numbers 5 through 8 on Schedule 6.01.

* * * CONFIDENTIAL * * *

Schedule 6.04

Existing Investments

1.	Permitted Margin Stock.

2.	See the Intercompany Indebtedness and Advances listed on Schedule 3.24.

3.	Cash deposits listed on Schedule 6.02.

4.	DS Services of America, Inc. currently owns stock in former customers that have reorganized in bankruptcy which stock was acquired as a result of DS Services of America, Inc.’s position as a creditor of such companies. Such stock is valued at less than $20,000 per former customer and no more than $200,000 in the aggregate. DS Services of America, Inc. uses its commercially reasonable efforts to liquidate such stock.

* * * CONFIDENTIAL * * *

Schedule 6.11

Restrictive Agreements

The Cott Embotelladores de Mexico S.A. de C.V. (the “Company”) Shareholder Agreement, dated June 20, 2002 (the “Shareholder Agreement”), contains certain restrictions on the ability of the Company and any of its subsidiaries to incur indebtedness, encumber assets, grant a guaranty, or dispose of certain assets or capital stock without either the consent of Embotelladora de Puebla, S.A. de C.V. (as Class A Shareholder) or the approval of the Class A Director (as such term is defined in the Shareholder Agreement).

* * * CONFIDENTIAL * * *

Exhibit B-1

FORM OF BORROWING BASE CERTIFICATE

See attached.

* * * CONFIDENTIAL * * *

COTT US BORROWING BASE REPORT
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Inventory	Total Eligible Collateral
Description
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve - Kegworth 7.9%
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (includes bankruptcy customers)
28	Total Ineligibles -Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible — Other (Fixed Cost All, Inventory Spare Parts)
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - PACA
24	Reserves - Ring Fence
24	Reserves - Earnout

* * * CONFIDENTIAL * * *

25	Total Borrowing Base Value
25.A	Total Availability/ CAPS
26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
B. Adjustments / Other
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

CLIFFSTAR BORROWING BASE REPORT
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Raw Materials Inventory	Finished Goods Inventory	Total Eligible Collateral
Description
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve - Kegworth 7.9%
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (includes bankruptcy customers)
28	Total Ineligibles - Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible — Other
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - PACA
24	Reserves - Ring Fence

* * * CONFIDENTIAL * * *

24	Reserves - Earnout
25	Total Borrowing Base Value
25.A	Total Availability/ CAPS
26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	PreviousLoan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
B. Adjustments / Other
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

DS SERVICES BORROWING BASE REPORT
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Raw Materials Inventory	Finished Goods Inventory	Total Eligible Collateral
Description
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve - Kegworth 7.9%
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (includes bankruptcy customers)
28	Total Ineligibles -Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible – Other
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - PACA
24	Reserves - Ring Fence

* * * CONFIDENTIAL * * *

24	Reserves – Earnout
25	Total Borrowing Base Value
25.A	Total Availability/ CAPS
26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	PreviousLoan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
B. Adjustments / Other
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

COTT CANADA BORROWING BASE REPORT (IN US$)
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Inventory	Total Eligible Collateral
Description				A/R or inventory in CAD $
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R				FX Adjustment = Prior Balance * Change in FX Rates
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (includes bankruptcy customers)
28	Total Ineligibles -Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible — Other (attach schedule)
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - PACA

* * * CONFIDENTIAL * * *

24	Reserves - Ring Fence
24	Reserves - Earnout
25	Total Borrowing Base Value
25.A	Total Availability/ CAPS
26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
B. Adjustments / Other
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

COTT KEGWORTH BORROWING BASE REPORT (IN US$)
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Inventory	Total Eligible Collateral
Description				A/R or Inventory in Sterling
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve - Kegworth 3.0%
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (attach schedule)
28	Total Ineligibles -Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible — Other (attach schedule)
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - PACA
24	Reserves - Ring Fence

* * * CONFIDENTIAL * * *

24	Reserves – Earnout
25	Total Borrowing Base Value
25.A	Total Availability/ CAPS
26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	PreviousLoan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
	B. Adjustments / Other	FX impact
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

COTT CALYPSO BORROWING BASE REPORT (IN US$)
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Inventory	Total Eligible Collateral
Description				A/R or Inventory in Sterling
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve - Calypso 3.0%
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (attach schedule)
28	Total Ineligibles -Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible — Other (attach schedule)
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - Ring Fence

* * * CONFIDENTIAL * * *

24	Reserves - Earnout
25	Total Borrowing Base Value
25.A	Total Availability/ CAPS
26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	PreviousLoan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
B. Adjustments / Other
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

COTT AIMIA BORROWING BASE REPORT (IN US$)
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Inventory	Total Eligible Collateral
Description				A/R or Inventory in Sterling
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve - Aimia 3.0%
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (attach schedule)
28	Total Ineligibles -Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible — Other (attach schedule)
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves -Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - Ring Fence

* * * CONFIDENTIAL * * *

24	Reserves - Earnout
25	Total Borrowing Base Value
25.A	Total Availability/ CAPS
26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	PreviousLoan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
B. Adjustments / Other
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

COTT COMBINED BORROWING BASE REPORT
Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		Real Estate M & E	Total Eligible Collateral
Description
1	Existing Real Estate (Appraised FMV)
2
3	Beginning Balance ( Previous report - Line 3)
4	Additions to Collateral
5	Deductions to Collateral
6	Total Ending Collateral Balance
7	Advance Rate Percentage
8	Net Available - Borrowing Base Value*			Mths Outstanding
	*Rounded to tie to Credit Agreement			Per debt agreement
1	Machinery & Equipment (Appraised NOLV)			RE Percentage
2
3	Beginning Balance ( Previous report - Line 12)
4	Additions to Collateral
5	Deductions to Collateral			Mths Outstanding
6	Total Ending Collateral Balance			Per debt agreement
7	Advance Rate Percentage			Equip Percentage
8	Net Available - Borrowing Base Value*
*Rounded to tie to Credit Agreement
1	New Real Estate (Appraised FMV)
2
3	Beginning Balance ( Previous report - Line 3)
4	Additions to Collateral
5	Deductions to Collateral
6	Total Ending Collateral Balance
7	Advance Rate Percentage
8	Net Available - Borrowing Base Value*			Mths Outstanding
	*Rounded to tie to Credit Agreement			Per debt agreement
1	Machinery & Equipment (Appraised NOLV)			RE Percentage
1	Fixed Assets
Fixed Asset Sublimit
2	Combined Fixed Asset Availability
3
4
5
6	Total eligibles - M&E/Real Estate
25	Total Borrowing Base Value
25.A	Total Availability/ CAP
26	Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*		Total Available
27A	Suppressed Availability

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Cott Corporation

* * * CONFIDENTIAL * * *

Exhibit B-2

FORM OF AGGREGATE BORROWING BASE CERTIFICATE

See attached.

* * * CONFIDENTIAL * * *

COTT COMBINED BORROWING BASE REPORT

Rpt #

Obligor Number:	Date:

Loan Number:	Period Covered:

COLLATERAL CATEGORY		A/R	Inventory	Real Estate M & E	Total Eligible Collateral
Description
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non - A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance
9	Past Due > 60
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Federal Government
15	Loss of Profit Penalties Reserve
16	Chargebacks (Current)
17	Miscellaneous Sales Rent
18	Contamination Reserve
19	Intercompany/Affiliates
20	Shortpays (Current)
21	Debit Memos
22	Accruals for Billbacks
23	Volume Rebate Accruals
24	Dilution Reserve - Various
25	Accrued Deposits - POP
26	Cash Received not Posted
27	Less Ineligible - Other (includes bankruptcy customers)
28	Total Ineligibles - Accounts Receivable
29	Work In Process
30	Quarantine Stock (QA Stock)
31	Short Dated
32	Slow Moving/Obsolete
33	Retention of Title
34	Packaging Supplies
35	Held Goods
36	Capitalization/Revaluation Reserve
37	Co-pack Ingredients
38	Consigned Inventory
39	NRV Adjustment
40	Warehouse Overhead
41	Grape Bottoms
42	2009 Cranberry Crop Cost Test Reserve
43	Perpetuals Overstated to GL
44	Less Ineligible — Other (attach schedule)
45	Total Ineligibles Inventory
21	Total Eligible Collateral
22	Advance Rate Percentage
23	Net Available - Borrowing Base Value
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - PACA
24	Reserves - Ring Fence
24	Reserves - Earnout
25	Total Borrowing Base Value
25A	Total Availability/ Eligible INV CAP

* * * CONFIDENTIAL * * *

26	Revolver Line	Total Revolver Line
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	Total Available
27A	Suppressed Availability
LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
B. Adjustments / Other
30	Add: A. Request for Funds
B. Adjustments / Other
31	New Loan Balance	Total New Loan Balance:
32	Letters of Credit/Bankers Acceptance Outstanding
33	Availability Not Borrowed (Lines 27 less 31 & 32)
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, as amended by Amendment No. 1, dated as of April 19, 2012, as further amended by Amendment No. 2, dated as of July 19, 2012, as further amended by Amendment No. 3, dated as of October 22, 2013, as further amended by Amendment No. 4, dated as of May 28, 2014, and as further amended by Amendment No. 5, dated as of December 12, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), COTT BEVERAGES INC., a Georgia corporation, CLIFFSTAR LLC, a Delaware limited liability company, COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, and DS SERVICES OF AMERICA, INC., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent, Borrower Representative is executing and delivering to the Administrative Agent and the Collateral Agents this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 12th day of December, 2014 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE

Cott Corporation

* * * CONFIDENTIAL * * *

Exhibit C

FORM OF COMPLIANCE CERTIFICATE

See attached.

* * * CONFIDENTIAL * * *

COMPLIANCE CERTIFICATE

To:	The Administrative Agent and the Lenders party to the

Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, and further amended by that certain Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, and further amended by that certain Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, and further amended by that certain Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, and further amended by that certain Amendment No. 5 to Credit Agreement, dated as of December 12, 2014, and s may be further amended, restated, supplemented, modified, renewed or extended from time to time, the “Agreement”), among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, DS Services of America, Inc., a Delaware corporation, and Cott Beverages Limited, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent, and the other parties thereto. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES ON BEHALF OF THE BORROWERS AND NOT IN THE UNDERSIGNED’S INDIVIDUAL CAPACITY, THAT:

1. I am the duly elected                     1 of the Borrower Representative;

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly or monthly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes];

3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement;

[1]	Financial Officer or Treasurer of the Borrower Representative.

* * * CONFIDENTIAL * * *

4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) its principal place of business, (iv) the type of entity it is or (v) its state or other jurisdiction of incorporation or organization without having given the Agent the notice required by Section 4.15 of the U.S. Security Agreement or Section 4.15 of the Canadian Security Agreement, as applicable;

[5. (i) Schedule I(a) attached hereto sets forth financial data and computations of the Fixed Charge Coverage Ratio for the fiscal quarter most recently ended and, if applicable, evidencing the Borrowers’ compliance with the covenant contained in Section 6.13 of the Agreement, all of which data and computations are true, complete and correct in all material respects and (ii) Schedule I(b) attached hereto sets forth financial data and computations of the Consolidated Leverage Ratio as of the last day of the fiscal quarter most recently ended, all of which data and computations are true, complete and correct in all material respects;]2

[6. Schedule II attached hereto sets forth an updated Customer List;]3

7. Schedule III attached hereto sets forth a detailed listing of all intercompany loans made by any of the Loan Parties or their Restricted Subsidiaries since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date);

[8. Schedule IV sets forth a list of (i) all Intellectual Property owned by the Loan Parties which is the subject of a registration or application in any intellectual property registry which has been acquired, filed or issued since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date), and (ii) any material licenses of Intellectual Property to which any Loan Party has become a party to or otherwise bound by (whether as licensor or licensee) since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date);]4

[9. Schedule V sets forth (i) a calculation of (x) EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries most recently ended, and (y) consolidated total assets of the Company and its Subsidiaries as at the last day of such four fiscal quarter period and (ii) calculations demonstrating compliance with the limitations set forth in Section 5.13(a)(iii) of the Agreement;]5

10. Schedule VI sets forth a list of all commercial tort claims (as defined in the UCC) in excess of $1,000,000 acquired by the Loan Parties since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date); and

11. Schedule VII sets forth a list of all letters of credit (other than those that are supporting obligations (within the meaning of the UCC) for other Collateral that is subject to a perfected security interest in favor of the Administrative Agent) in excess of $1,000,000 as to which any Loan Party is the beneficiary and acquired by the Loan Parties since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date).

[2]	Schedule I is only required for each quarter of each fiscal year of the Company.
[3]	Schedule II is only required for the first and third quarters of each fiscal year of the Company.
[4]	Schedule IV is only required for the fourth quarter of each fiscal year of the Company.
[5]	Schedule V is only required for each quarter of each fiscal year of the Company.

* * * CONFIDENTIAL * * *

12. Schedule VIII sets forth any change in any Loan Party’s mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Security Agreement, since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date).

[Enclosed with this Compliance Certificate is a certificate of good standing for each U.S. Co-Borrower from the appropriate governmental officer in its jurisdiction of incorporation (or if such certificate of good standing is not enclosed with this Compliance Certificate, then an order has been placed by such U.S. Co-Borrower to obtain the same prior to the date hereof).]6

Described below are the exceptions, if any, to paragraph 3 listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications[, together with the computations set forth in [Schedule I] [and] [Schedule V] hereto] and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of             ,         .

COTT CORPORATION CORPORATION COTT,
as Borrower Representative

By:
Name:
Title:

[6]	The certificate of good standing is only required for the first and third quarters of each fiscal year of the Company.

* * * CONFIDENTIAL * * *

[SCHEDULE I]

(a)

[Calculations of Fixed Charged Coverage Ratio as of                     ,         ]

(b)

[Calculations of Consolidated Leverage Ratio as of                     ,         ]

* * * CONFIDENTIAL * * *

[SCHEDULE II]

[Customer List]

* * * CONFIDENTIAL * * *

SCHEDULE III

Intercompany Loans

* * * CONFIDENTIAL * * *

[SCHEDULE IV]

[Intellectual Property]

* * * CONFIDENTIAL * * *

[SCHEDULE V]

[Calculation of EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries ended             ,         ]

[Calculation of consolidated total assets of the Company and its Subsidiaries as at the last day of             ,         ]

[Calculations demonstrating compliance with the limitations set forth in Section 5.13(a)(iii) of the Agreement]

* * * CONFIDENTIAL * * *

SCHEDULE VI

Commercial Tort Claims

* * * CONFIDENTIAL * * *

SCHEDULE VII

Letters of Credit

* * * CONFIDENTIAL * * *

SCHEDULE VIII

Change of Mailing Address and Location

* * * CONFIDENTIAL * * *

Exhibit G

FORM OF INTERCREDITOR AGREEMENT

See attached.

* * * CONFIDENTIAL * * *

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

dated as of

December 12, 2014

among

JPMORGAN CHASE BANK, N.A.,

as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent,

and a First-Priority Collateral Agent,

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,

as a Credit Agreement Collateral Agent

and a First-Priority Collateral Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Notes Collateral Agent and Second-Priority Collateral Agent,

each Other First-Priority Representative from time to time party hereto,

each Other Second-Priority Representative from time to time party hereto,

COTT CORPORATION CORPORATION COTT,

COTT BEVERAGES INC.,

COTT BEVERAGES LIMITED,

CLIFFSTAR LLC,

DS SERVICES HOLDINGS, INC.,

DS SERVICES OF AMERICA, INC.,

and

The Subsidiaries of Cott Corporation Corporation Cott from time to time party hereto

* * * CONFIDENTIAL * * *

i

* * * CONFIDENTIAL * * *

	6.7	Separate Grants of Security and Separate Classifications	30
	6.8	Section 1111(b)(2) Waiver	30
	6.9	Asset Sales	30
	6.10	Reorganization Securities	31
	6.11	No Waivers of Rights of First-Priority Secured Parties	31
	6.12	Post-Petition Interest	32
	6.13	Other Matters	32
	6.14	Filing of Motions	32

Section 7.	Reliance; Waivers; Etc.		32
	7.1	Reliance	32
	7.2	No Warranties or Liability	33
	7.3	Obligations Unconditional	33
	7.4	No Waivers	34

Section 8.	Miscellaneous		34
	8.1	Conflicts	34
	8.2	Continuing Nature of this Agreement; Severability	34
	8.3	Amendments; Waivers	35
	8.4	Information Concerning Financial Condition of the Company and the Subsidiaries	36
	8.5	Subrogation	36
	8.6	Application of Payments	36
	8.7	Consent to Jurisdiction; WAIVER OF JURY TRIAL; Other Waivers	37
	8.8	Notices	37
	8.9	Further Assurances	37
	8.10	Governing Law	38
	8.11	Binding on Successors and Assigns	38
	8.12	Specific Performance	38
	8.13	Section Titles	38
	8.14	Counterparts	38
	8.15	Authorization	38
	8.16	No Third Party Beneficiaries; Successors and Assigns	39
	8.17	Effectiveness	39
	8.18	First-Priority Representatives and Second-Priority Representatives	39
	8.19	Relative Rights	39
	8.20	Second-Priority Collateral Agent	40
	8.21	Joinder Requirements	40
	8.22	Intercreditor Agreements	41

ii

* * * CONFIDENTIAL * * *

Exhibits and Schedule

Exhibit A	Form of Joinder Agreement (Other First-Priority Obligations)
Exhibit B	Form of Joinder Agreement (Other Second-Priority Obligations)
Exhibit C	Form of Joinder Agreement (New Grantor)

Schedule I	Subsidiary Parties

iii

* * * CONFIDENTIAL * * *

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of December 12, 2014, among JPMORGAN CHASE BANK, N.A. (“Chase”), as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent and Second-Priority Collateral Agent, each additional Other First-Priority Representative and Other Second-Priority Representative that from time to time becomes a party hereto pursuant to Section 8.21, COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Company”), COTT BEVERAGES INC., a Georgia corporation (“Cott Beverages”), CLIFFSTAR LLC, a Delaware limited liability company (“Cliffstar”), COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales (“CBL”), DS SERVICES OF AMERICA, INC., a Delaware corporation (formerly known as DS Waters of America, Inc.) (“DS Services”), DS SERVICES HOLDINGS, INC., a Delaware corporation (formerly known as DS Waters Enterprises, Inc.) (“DS Holdings”), and each Subsidiary of the Company listed on Schedule I hereto or that otherwise becomes a party hereto pursuant to Section 8.21.

A. DS Services is party to an asset based lending facility (the “Existing ABL”) and a term loan (the “Existing Term Loan”), each dated August 30, 2013, in connection with which it entered into intercreditor agreements, each dated as of August 30, 2013 (the “Existing Intercreditor Agreements”) that govern the relative priority of the liens securing DS Services’ obligations under the Existing ABL, the Existing Term Loan, its existing 10.000% Second-Priority Senior Secured Notes due 2021, and other obligations. In connection with the repayment of the obligations and the termination of the commitments under the Existing ABL and the Existing Term Loan and the entry into the Credit Agreement (as defined below), the Existing Intercreditor Agreements are being amended and restated by way of this Amended and Restated Intercreditor Agreement.

B. The Company, Cott Beverages, Cliffstar, CBL and DS Services, as borrowers, the other loan parties party thereto from time to time, the lenders party hereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and administrative collateral agent, the other agents from time to time party thereto, and the other parties from time to time party thereto are party to the Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, Refinanced, or otherwise modified from time to time, the “Credit Agreement”).

C. The Credit Agreement is included in the definition of “New Credit Agreement” under the Notes Indenture (as defined below), and the Credit Agreement Secured Obligations of the Company and certain of its Subsidiaries under the Credit Agreement and the Credit Agreement Documents constitute Credit Agreement Secured Obligations and First-Priority Obligations hereunder.

D. DS Services, as issuer, the Company, Cott Beverages, Cliffstar, CBL and DS Services, and certain of their Subsidiaries and Wilmington Trust, National Association, as trustee and collateral agent, are party to that certain Indenture, dated as of August 30, 2013, among DS Services of America, Inc., the guarantors party thereto and Wilmington Trust,

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National Association, as trustee and collateral agent, as amended by the Supplemental Indenture dated as of August 30, 2013, that certain Second Supplemental Indenture dated as of December 2, 2014 and that certain Third Supplemental Indenture dated as of December 12, 2014 (as the foregoing are amended, restated, supplemented or otherwise modified from time to time, the “Notes Indenture”) pursuant to which the 10.000% Second Priority Senior Secured Notes due 2021 were originally issued on August 30, 2013. The Obligations of the Company and certain of its Subsidiaries under the Notes Indenture and the other Notes Documents constitute Notes Obligations and Second-Priority Obligations hereunder.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions.

1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” shall mean this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Law” shall mean Title 11 of the United States Code and any similar federal, state or foreign law for the relief of debtors, and any other applicable insolvency or other similar law of any jurisdiction, including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it and including any rules and regulations pursuant thereto, and including any provision for arrangement of debt obligations under applicable constating corporate laws.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Cash Management Obligations” means, with respect to any Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with the following banking services: (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services), including all “Banking Services Obligations”, as defined in the Credit Agreement, or any equivalent term under any future Credit Agreement.

“CBL” shall have the meaning set forth in the preamble.

“Chase” shall have the meaning set forth in the preamble.

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“Cliffstar” shall have the meaning set forth in the preamble.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, constituting both First-Priority Collateral and Second-Priority Collateral.

“Company” shall have the meaning set forth in the preamble.

“Comparable Second-Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any First-Priority Collateral Document, those Second-Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Cott Beverages” shall have the meaning set forth in the preamble.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Credit Agreement Administrative Agent” shall mean Chase, in its capacity as administrative agent under the Credit Agreement and the other Credit Agreement Documents, and its permitted successors in such capacity, or any other Person acting in an equivalent capacity under any future Credit Agreement.

“Credit Agreement Collateral” shall mean all of the assets of any Grantor, whether now owned or hereafter acquired by any Grantor, whether real, personal or mixed, in which a Lien is granted or purported to be granted to any Credit Agreement Secured Party as security for any Credit Agreement Secured Obligations.

“Credit Agreement Collateral Agents” shall mean (i) JPMorgan Chase Bank, N.A., London Branch, as UK security trustee, and (ii) Chase, as administrative collateral agent, in each case under the Credit Agreement Documents, together with its successors and permitted assigns under the Credit Agreement Documents exercising substantially the same rights and powers, or any other Person or Persons acting in an equivalent capacity under any future Credit Agreement Documents.

“Credit Agreement Collateral Documents” means all “Collateral Documents” as defined in the Credit Agreement (or any equivalent term under any future Credit Agreement), and any other documents now existing or entered into after the date hereof that create (or purport to create) Liens on any assets or properties of any Grantor to secure any Credit Agreement Secured Obligations, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Credit Agreement Documents” means the Credit Agreement, the Credit Agreement Collateral Documents and the other “Loan Documents” as defined in the Credit Agreement (or any equivalent term under any future Credit Agreement), in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Credit Agreement Obligations” means (i) all “Secured Obligations” as such term is defined in the Credit Agreement (including any Post-Petition Interest), and (ii) all other

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obligations to pay principal, premium, if any, and interest (including any Post-Petition Interest) when due and payable, and all other amounts due or to become due under or in connection with the Credit Agreement Documents and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the Credit Agreement Documents, according to the respective terms thereof.

“Credit Agreement Secured Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) any First-Priority Cash Management Obligations and First-Priority Hedging Obligations included in the term “Secured Obligations” as defined in the Credit Agreement. To the extent any payment with respect to any Credit Agreement Secured Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance, a preference, a transfer for undervalue or equivalent or similar transaction under the laws of any jurisdiction in any respect, set aside or required to be paid to a debtor in possession, any Second-Priority Secured Party, receiver, trustee in bankruptcy or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Credit Agreement Secured Parties and the Second-Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement (or any equivalent term under any future Credit Agreement).

“Deposit Account” shall have the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” shall mean that part of the Common Collateral (if any) comprised of or contained in Deposit Accounts or Securities Accounts.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of First-Priority Obligations” shall mean, except to the extent otherwise provided in Section 5.7, the first date on which (a) the First-Priority Obligations (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the First-Priority Documents), (b) all commitments to extend credit under the First-Priority Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the First-Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First-Priority Documents), and (d) the First-Priority Collateral Agent and each other First-Priority Representative has delivered a written notice to the Second-Priority Representative stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the First-Priority Secured Parties.

“DS Holdings” shall have the meaning set forth in the preamble.

“DS Services” shall have the meaning set forth in the preamble.

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“First-Priority Cash Management Obligations” means any Cash Management Obligations secured by or purported to be secured by any Common Collateral under the First-Priority Collateral Documents.

“First-Priority Collateral” shall mean the Credit Agreement Collateral and all of the assets of any Grantor, whether now owned or hereafter acquired by any Grantor, whether real, personal or mixed, in which a Lien is granted or purported to be granted to any Other First-Priority Secured Party as security for any Other First-Priority Obligations.

“First-Priority Collateral Agent” shall mean (a) at any time the Credit Agreement is in effect, the Credit Agreement Collateral Agents and (b) at any other time, such agent, representative or trustee (or Person acting in an equivalent capacity) as is designated “First-Priority Collateral Agent” by the First-Priority Secured Parties pursuant to the terms of the First-Priority Documents.

“First-Priority Collateral Documents” means (a) the Credit Agreement Collateral Documents and (b) any documents now existing or entered into after the date hereof that create (or purport to create) Liens on any assets or properties of any Grantor to secure any First-Priority Cash-Management Obligations, First-Priority Hedging Obligations or any Other First-Priority Obligations.

“First-Priority Credit Documents” means (a) the Credit Agreement Documents and (b) any Other First-Priority Documents.

“First-Priority Documents” means (a) the Credit Agreement Documents, (b) the Other First-Priority Documents, and (c) each agreement, document or instrument providing for or evidencing a First-Priority Hedging Obligation or First-Priority Cash Management Obligation, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“First-Priority Hedging Obligations” means any Hedging Obligations secured by or purported to be secured by any Common Collateral under the First-Priority Collateral Documents.

“First-Priority Obligations” means (a) the Credit Agreement Secured Obligations, (b) the Other First-Priority Obligations, and (c) the First-Priority Hedging Obligations and First-Priority Cash Management Obligations (including without limitation any Post-Petition Interest thereon) (which, in the case of Other First-Priority Obligations, shall be deemed to be part of the Series of Other First-Priority Obligations to which they relate to the extent provided in the applicable Other First-Priority Document).

“First-Priority Representatives” shall mean (a) in the case of the Credit Agreement Secured Obligations, the Credit Agreement Administrative Agent and (b) in the case of any Series of First-Priority Obligations, the Other First-Priority Representative with respect thereto. The term “First-Priority Representatives” shall include the First-Priority Collateral Agents as the context requires.

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“First-Priority Secured Parties” shall mean (a) the Credit Agreement Secured Parties and (b) the Other First-Priority Secured Parties, including the First-Priority Representatives and the First Priority Collateral Agents.

“Grantors” shall mean the Company and each of its Subsidiaries that has executed and delivered a First-Priority Collateral Document or a Second-Priority Collateral Document.

“Hedging Obligations” means, with respect to any Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any agreement with respect to (i) the purchase of any commodity (including, without limitation, resin) used or consumed in the ordinary course of the Company’s business (including any commodity sold by the Company or any of its Subsidiaries directly to a vendor solely for the purpose of being used or consumed to manufacture products of the Company or any of its Subsidiaries in the ordinary course of such vendor’s business), in each case by any Grantor and (ii) any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any of its Subsidiaries shall be an agreement in respect of Hedging Obligations and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any transaction described in clause (a) of this definition, including all “Swap Agreement Obligations”, as defined in the Credit Agreement, or any equivalent term under any future Credit Agreement.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, administration, reorganization, arrangement of debt obligations under constating corporate statutes or bankruptcy case or proceeding, or any receivership, liquidation, administration, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization, administration or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (except for any voluntary liquidation, dissolution or other winding up to the extent expressly permitted by the applicable First-Priority Documents and Second-Priority Documents) or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or encumbrance in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease, statutory trust or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

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“Notes Collateral” shall mean all of the assets of any Grantor, whether now owned or hereafter acquired by any Grantor, whether real, personal or mixed, in which a Lien is granted or purported to be granted to any Notes Secured Party as security for any Notes Obligations.

“Notes Collateral Agent” shall mean Wilmington Trust, National Association, in its capacity as collateral agent under the Notes Indenture and the Notes Collateral Documents, and its permitted successors in such capacity.

“Notes Collateral Agreement” means the Amended and Restated Collateral Agreement (Second Lien) dated as of the date hereof, among the Company, certain of its Subsidiaries and the Notes Collateral Agent, as amended, restated, supplemented or modified from time to time.

“Notes Collateral Documents” means the Notes Collateral Agreement, and any documents now existing or entered into after the date hereof that create (or purport to create) Liens on any assets or properties of any Grantor to secure any Notes Obligations, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Notes Documents” shall mean (a) the Notes Indenture and the Notes Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Notes Document described in clause (a) above evidencing or governing any Obligations thereunder, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Notes Indenture” shall have the meaning set forth in the recitals.

“Notes Obligations” means all “Obligations” (as such term is defined in the Notes Indenture) of the Company and other obligors under the Notes Indenture or any of the other Notes Documents, and all other obligations to pay principal, premium, if any, and interest (including without limitation any Post-Petition Interest) when due and payable, and all other amounts due or to become due under or in connection with the Notes Documents and the performance of all other Obligations of the obligors thereunder to the Notes Secured Parties under the Notes Documents, according to the respective terms thereof.

“Notes Secured Parties” shall mean the holders of any Notes Obligations, including the Trustee and the Notes Collateral Agent.

“Obligations” means any principal, interest (including without limitation any Post-Petition Interest), premium, penalties, fees indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances and interest thereon (including without limitation any Post-Petition Interest)), damages and other liabilities payable under the documentation governing any indebtedness; provided, that Obligations with respect to the Notes Obligations shall not include fees or indemnifications in favor of third parties other than the Trustee, the Notes Collateral Agent and the Notes Secured Parties.

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“Other First-Priority Collateral Agent” means, with respect to any Series of Other First-Priority Obligations, any Other First-Priority Representative that acts in the capacity of a collateral agent (or in an equivalent capacity) with respect thereto.

“Other First-Priority Documents” means each of the agreements, documents and instruments providing for, evidencing or securing (or purporting to secure) any Other First-Priority Obligations of the Grantors and any other related document or instrument executed or delivered pursuant to any Other First-Priority Document at any time or otherwise evidencing or securing (or purporting to secure) any indebtedness or other obligations arising under any Other First-Priority Document, in each case as the same may be amended, restated, supplemented, Refinanced or otherwise modified from time to time in accordance with the terms thereof.

“Other First-Priority Obligations” means any indebtedness or Obligations (other than Credit Agreement Secured Obligations) of the Grantors that are to be secured with a Lien on the Collateral senior to the Liens securing the Notes Obligations and are designated by the Company as Other First-Priority Obligations hereunder; provided, however, that the requirements set forth in Section 8.21 shall have been satisfied.

“Other First-Priority Representative” means, with respect to any Series of Other First-Priority Obligations or any separate facility within such Series, the Person elected, designated or appointed as the administrative agent, trustee or other representative of such Series or facility by or on behalf of the holders of such Series or facility, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other First-Priority Secured Parties” shall mean the Persons holding Other First-Priority Obligations, including the Other First-Priority Representatives.

“Other Second-Priority Collateral Agent” with respect to any Series of Other Second-Priority Obligations, any Other Second-Priority Representative that acts in the capacity of a collateral agent (or in an equivalent capacity) with respect thereto.

“Other Second-Priority Documents” means each of the agreements, documents and instruments providing for, evidencing or securing (or purporting to secure) any Other Second-Priority Obligations and any other related document or instrument executed or delivered pursuant to any Other Second-Priority Document at any time or otherwise evidencing or securing (or purporting to secure) any indebtedness arising under any Other Second-Priority Document, in each case as the same may be amended, restated, supplemented, Refinanced or otherwise modified from time to time in accordance with the terms thereof.

“Other Second-Priority Obligations” means (a) all “Obligations” as defined in the Notes Indenture (other than the Notes Obligations) and (b) any other any indebtedness or Obligations (other than the Notes Obligations) of any Grantors that are to be equally and ratably secured with the Notes Obligations and are designated by the Company as Other Second-Priority Obligations hereunder; provided, however, that with respect to this clause (b), the requirements set forth in Section 8.21 shall have been satisfied.

“Other Second-Priority Representative” means, with respect to any Series of Other Second-Priority Obligations or any separate facility within such Series, the Person elected,

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designated or appointed as the administrative agent, trustee or other representative of such Series or facility by or on behalf of the holders of such Series or facility, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other Second-Priority Secured Parties” shall mean the Persons holding Other Second-Priority Obligations, including the Other Second-Priority Representatives.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” shall mean the Common Collateral to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues (or which would have accrued but for the commencement of any Insolvency or Liquidation Proceeding) after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.

“Recovery” shall have the meaning set forth in Section 6.4.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Required Lenders” shall mean, with respect to any First-Priority Credit Document, those First-Priority Secured Parties the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such First-Priority Credit Document (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of such First-Priority Credit Document).

“Second-Priority Collateral” shall mean the Notes Collateral and all of the assets of any Grantor, whether now owned or hereafter acquired by any Grantor, whether real, personal or mixed, in which a Lien is granted or purported to be granted to any Other Second-Priority Secured Party as security for any Other Second-Priority Obligations.

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“Second-Priority Collateral Agent” shall mean such agent or trustee (or Person acting in an equivalent capacity) as is designated “Second-Priority Collateral Agent” by Second-Priority Secured Parties holding a majority in principal amount of the Second-Priority Obligations then outstanding; it being understood that as of the date of this Agreement, the Notes Collateral Agent shall be so designated Second-Priority Collateral Agent.

“Second-Priority Collateral Documents” shall mean (a) the Notes Collateral Documents and (b) any documents now existing or entered into after the date hereof that create (or purport to create) Liens on any assets or properties of any Grantor to secure any Other Second-Priority Obligations.

“Second-Priority Credit Documents” shall mean (a) the Notes Indenture and (b) the Other Second-Priority Documents.

“Second-Priority Documents” shall mean (a) the Notes Documents and (b) the Other Second-Priority Documents.

“Second-Priority Lien” shall mean any Lien on any assets of the Company or any other Grantor securing (or purporting to secure) any Second-Priority Obligations.

“Second-Priority Obligations” means (a) the Notes Obligations, (b) the Other Second-Priority Obligations and (c) all other Obligations in respect of, or arising under, the Second-Priority Obligations Documents, including all fees and expenses of the collateral agent (or Person acting in an equivalent capacity) for any Other Second-Priority Obligations and shall include any Post-Petition Interest thereon.

“Second-Priority Representatives” shall mean (a) in the case of the Notes Obligations, the Notes Collateral Agent and (b) in the case of any Series of Other Second-Priority Obligations, the Other Second-Priority Representative with respect thereto. The term “Second-Priority Representatives” shall include the Second-Priority Collateral Agent as the context requires.

“Second-Priority Secured Parties” shall mean (a) the Notes Secured Parties and (b) the Other Second-Priority Secured Parties, including the Second-Priority Representatives and the Second-Priority Collateral Agent.

“Secured Parties” means the First-Priority Secured Parties and the Second-Priority Secured Parties.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Series” means (a) the Credit Agreement Secured Obligations and each series of Other First-Priority Obligations, each of which shall constitute a separate Series of First-Priority Obligations, except that to the extent that the Credit Agreement Secured Obligations and/or any one or more series of such Other First-Priority Obligations (i) are secured by identical collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, such Credit Agreement Secured Obligations and/or each such series of

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Other First-Priority Obligations shall collectively constitute a single Series and (b) the Notes Obligations and each series of Other Second-Priority Obligations, each of which shall constitute a separate Series Second-Priority Obligations, except that to the extent that the Notes Obligations and/or any one or more series of such Other Second-Priority Obligations (i) are secured by identical collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, such Notes Obligations and/or each such series of Other Second-Priority Obligations shall collectively constitute a single Series.

“Subsidiary” means any “subsidiary”, as defined in the Credit Agreement, and, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Trustee” means Wilmington Trust, National Association, as trustee for the noteholders under the Notes Indenture, together with its successors or co-agents or co-trustees in substantially the same capacity as may from time to time be appointed.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2. Lien Priorities.

2.1 Subordination of Liens. Notwithstanding the date, time, manner or order of filing, registration or recordation of any document or instrument (including any financing statement) or grant, attachment or perfection of any Liens granted to the Second-Priority Secured Parties on the Common Collateral or of any Liens granted to the First-Priority Secured Parties on the Common Collateral (or any actual or alleged defect in any of the foregoing), and

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notwithstanding any provision of the UCC, or any applicable law or the Second-Priority Documents or the First-Priority Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Priority Obligations and/or the Second-Priority Obligations), each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing any First-Priority Obligations now or hereafter held by or on behalf of any First-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any Second-Priority Obligations, (b) any Lien on the Common Collateral securing any Second-Priority Obligations now or hereafter held by or on behalf of any Second-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any First-Priority Obligations and (c) with respect to any Second-Priority Obligations (and as among the Second-Priority Secured Parties), the Liens on the Common Collateral securing any Second-Priority Obligations now or hereafter held by or on behalf of any Second-Priority Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall rank equally and ratably in all respects, subject to the terms of the Second-Priority Documents. All Liens on the Common Collateral securing any First-Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Second-Priority Obligations for all purposes, whether or not such Liens securing any First-Priority Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2 Prohibition on Contesting Liens. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, and each First-Priority Representative, for itself and on behalf of each applicable First-Priority Secured Party, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, or enforceability of (a) a Lien securing any First-Priority Obligations held (or purported to be held) by or on behalf of any of the First-Priority Secured Parties or any agent or trustee therefor in any First-Priority Collateral or (b) a Lien securing any Second-Priority Obligations held (or purported to be held) by or on behalf of any Second-Priority Secured Party in the Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of any First-Priority Secured Party or any agent or trustee therefor to enforce this Agreement (including the priority of the Liens securing the First-Priority Obligations as provided in Section 2.1) or any of the First-Priority Documents.

2.3 No New Liens. Subject to Section 11.04 of the Notes Indenture and the corresponding provision of any other Second-Priority Credit Document, so long as the Discharge of First-Priority Obligations has not occurred, the parties hereto agree that, after the date hereof, (a) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Second-Priority Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the First-Priority Obligations, and (b) if any Second-Priority Representative or any other Second-Priority Secured

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Party shall acquire or hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations that are not also subject to the first-priority Lien in respect of the First-Priority Obligations under the First-Priority Documents, such Second-Priority Representative or such other Second-Priority Secured Party (i) shall notify the First-Priority Representatives promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such asset to each applicable First-Priority Representative as security for the applicable First-Priority Obligations, will (unless the First-Priority Collateral Agent shall agree to defer the same) either (x) release such Lien or (y) assign such Lien to the applicable First-Priority Collateral Agent (and/or its designee) as security for all First-Priority Obligations for the benefit of the all First-Priority Secured Parties (and, in the case of an assignment, each Second-Priority Representative may retain a junior lien on such assets subject to the terms hereof) and (ii) until such release, assignment or such grant of a similar Lien to each First-Priority Representative or the applicable First-Priority Collateral Agent (and/or its designee), shall be deemed to hold and have held in trust such Lien for the benefit of each First-Priority Representative and the other First-Priority Secured Parties as security for the First-Priority Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First-Priority Secured Parties, the Second-Priority Representative on its behalf and on behalf of the other Second-Priority Secured Parties, agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4. Subject to Section 11.04 of the Notes Indenture and the corresponding provision of any Second-Priority Credit Document, each Second-Priority Representative agrees that, after the date hereof, if it shall hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations that are not also subject to the Lien in favor of each other Second-Priority Representative such Second-Priority Representative shall notify any other Second-Priority Representative promptly upon becoming aware thereof.

2.4 Perfection of Liens. None of the First-Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second-Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First-Priority Secured Parties and the Second-Priority Secured Parties and shall not impose on the First-Priority Secured Parties or the Second-Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5 Nature of First-Priority Secured Party Claims. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, acknowledges that (a) all or a portion of the First-Priority Obligations may be revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the First-Priority Documents and the First-Priority Obligations may be amended, restated, supplemented, extended or otherwise modified, and the First-Priority Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the First-Priority Obligations may be increased, in each case, without notice to or consent by any Second-Priority Representatives or any Second-Priority Secured Parties and without affecting the provisions hereof. The Lien

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priorities provided for in Section 2.1 shall not be altered or otherwise affected by any amendment, supplement, extension or other modification, or any Refinancing, of either the First-Priority Obligations or the Second-Priority Obligations, or any portion thereof. As between the Company and the other Grantors party to the Second-Priority Credit Documents and the Second-Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Company and such Grantors contained in any Second-Priority Document with respect to the incurrence of additional First-Priority Obligations.

2.6 Certain Cash Collateral. Notwithstanding anything in this Agreement or any other First-Priority Documents or Second-Priority Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure the Credit Agreement Secured Obligations consisting of reimbursement obligations in respect of Letters of Credit (as defined in the Credit Agreement) or otherwise held by the Credit Agreement Administrative Agent pursuant to the Credit Agreement (or any equivalent successor provision or arrangement under any Refinancing thereof or any future Credit Agreement) shall be applied as specified in the Credit Agreement and will not constitute Common Collateral.

Section 3. Enforcement.

3.1 Exercise of Remedies.

(a) So long as the Discharge of First-Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) no Second-Priority Representative or any Second-Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral in respect of any applicable Second-Priority Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by any First-Priority Collateral Agent or any First-Priority Secured Party in respect of the First-Priority Obligations, the exercise of any right by any First-Priority Collateral Agent or any First-Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the First-Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any First-Priority Representative or any First-Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the First-Priority Documents or otherwise in respect of First-Priority Obligations, or (z) object to the forbearance by the First-Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of First-Priority Obligations and (ii) except as otherwise provided in the proviso to this clause (ii) of Section 3.1(a), the First-Priority Collateral Agents and the First-Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt), institute actions or proceedings and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of any Second-Priority Representative or any Second-Priority Secured Party, and shall have the exclusive right to determine and direct the time, method, order, manner and place for enforcing or exercising such right or remedy or instituting or conducting

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any proceeding with respect thereto; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second-Priority Representative may file a claim or statement of interest with respect to the applicable Second-Priority Obligations and (B) each Second-Priority Representative may take any action (not adverse to the prior Liens on the Common Collateral securing the First-Priority Obligations, or the rights of the First-Priority Collateral Agents or the First-Priority Secured Parties to exercise remedies or to institute actions or proceedings in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral. In exercising rights and remedies or instituting actions or proceedings with respect to the First-Priority Collateral, the First-Priority Collateral Agents and the First-Priority Secured Parties may enforce the provisions of the First-Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent, receiver, interim receiver or receiver and manager appointed by them or upon their application to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under the Bankruptcy Law of any applicable jurisdiction.

(b) So long as the Discharge of First-Priority Obligations has not occurred, each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral in respect of the applicable Second-Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First-Priority Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Second-Priority Representatives and the Second-Priority Secured Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of the applicable Second-Priority Obligations pursuant to the Second-Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First-Priority Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a), each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party (i) agrees that no Second-Priority Representative or Second-Priority Secured Party will contest, oppose, object to, or take any other action that would interfere with, hinder or delay, in any manner, any exercise of remedies or the conduct of any actions or proceedings undertaken by any First-Priority Collateral Agent or any First-Priority Secured Parties with respect to the Common Collateral under the First-Priority Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, (ii) hereby waives any and all rights it or any Second-Priority Secured Party may have as a junior lien creditor or otherwise to direct any First-Priority Representative or any other First-Priority Secured Party to exercise any right or remedy or power with respect to the Common Collateral or pursuant to the First-Priority Collateral Documents or consent or object to the exercise by the First-Priority Collateral Agent or any First-Priority Secured Party of any right, remedy or power with respect to the Common Collateral or pursuant to the First-Priority Collateral Documents or

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to the timing or manner in which any such right is exercised or not exercised (including to enforce or collect the First-Priority Obligations or the Liens granted in any of the First-Priority Collateral), regardless of whether any action or failure to act by or on behalf of any First-Priority Collateral Agent or any First-Priority Secured Parties is adverse to the interests of the Second-Priority Secured Parties, (iii) agrees that no Second-Priority Representative or Second-Priority Secured Party will take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second-Priority Obligation pari passu with or senior to, or to give any Second-Priority Secured Party any preference or priority relative to, the Liens with respect to the First-Priority Obligations or the First-Priority Secured Parties with respect to the Common Collateral, (iv) agrees that no Second-Priority Representative or Second-Priority Secured Party will institute any suit or other proceeding or assert in any suit, Insolvency or Liquidation Proceeding or other proceeding any claim against any First-Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First-Priority Secured Party shall be liable for, any action taken or omitted to be taken by any First-Priority Secured Party with respect to the Common Collateral or pursuant to the First-Priority Documents, and (v) agrees that no Second-Priority Representative or Second-Priority Secured Party will seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

(d) Each Second-Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second-Priority Document shall be deemed to restrict in any way the rights and remedies of the First-Priority Collateral Agents or the First-Priority Secured Parties or the instituting or conduct of any action or proceeding with respect to the First-Priority Collateral as set forth in this Agreement and the First-Priority Documents.

(e) Subject to the proviso in clause (ii) of Section 3.1(a), until the Discharge of the First-Priority Obligations, the First-Priority Collateral Agents and the First-Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt), institute actions or proceedings and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of any Second-Priority Representative or any Second-Priority Secured Party, and shall have the exclusive right to determine and direct the time, method and place for enforcing or exercising such right or remedy or initiating or conducting any action or proceeding with respect thereto.

3.2 Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that, unless and until the Discharge of First-Priority Obligations has occurred, it will not commence, or join with any Person (other than the First-Priority Secured Parties and the First-Priority Collateral Agents upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the applicable Second-Priority Documents or otherwise in respect of the applicable Second-Priority Obligations. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that each of them shall take such actions as the First-Priority Collateral Agents shall request in connection with the exercise by the First-Priority Secured Parties of the rights set forth herein.

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3.3 Second-Priority Collateral Agent and Second-Priority Secured Parties Waiver. The Second-Priority Collateral Agent and the Second-Priority Secured Parties hereby waive any claim they may now or hereafter have against any First-Priority Collateral Agent or any First-Priority Secured Parties arising out of (i) any actions which any First-Priority Collateral Agent or any First-Priority Representative (or any of their respective representatives) takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, disposition, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First-Priority Obligations or Second-Priority Obligations from any account debtor, guarantor or any other party) in accordance with any relevant First-Priority Collateral Documents or any other agreement related thereto, or to the collection of the First-Priority Obligations or Second-Priority Obligations or the valuation, use, protection or release of any security for the First-Priority Obligations or Second-Priority Obligations, (ii) any election by any First-Priority Collateral Agent, any of the other First-Priority Secured Parties, or any of their respective agents or representatives, in any proceeding instituted under Title 11 of the United States Code or any equivalent provision of the Bankruptcy Law of any other jurisdiction, of the application of Section 1111(b) of Title 11 of the United States Code or any equivalent provision of the Bankruptcy Law of any other jurisdiction, or (iii) subject to Section 6, any borrowing by, or grant of a security interest, charge or administrative expense priority under Section 364 of Title 11 of the United States Code or any equivalent provision of the Bankruptcy Law of any other jurisdiction by, the Company or any of its Subsidiaries, as debtor-in-possession.

3.4 Actions Upon Breach.

(a) Should any Second-Priority Representative or any Second-Priority Secured Party, contrary to this Agreement, in any way, take, attempt to take or threaten to take any action with respect to the Common Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any First-Priority Collateral Agent or any First Priority Representative or any other First-Priority Secured Party (in its or their own name or in the name of the Company or any other Grantor) may obtain relief against such Second-Priority Representative or such Second-Priority Secured Party by injunction, specific performance or other appropriate equitable relief. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby (i) agrees that the First-Priority Secured Parties’ damages from the actions of the Second-Priority Representatives or any Second-Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Company or any other Grantor may have, and waives any defense that any First-Priority Secured Party cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First-Priority Collateral Agent, any First-Priority Representative or any other First-Priority Secured Party.

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Section 4. Payments.

4.1 Application of Proceeds. So long as the Discharge of First-Priority Obligations has not occurred, all Common Collateral or proceeds thereof (including without limitation any interest earned thereon) resulting from the sale or other disposition of, or collection on, such Common Collateral, whether or not pursuant to an Insolvency or Liquidation Proceeding, upon the enforcement or exercise of any right or remedy (including any right of setoff or recoupment or the release of Liens in respect of any such sale or other disposition of Collateral) by any First-Priority Collateral Agent in accordance with the applicable provisions hereof or of the applicable First-Priority Documents, shall be applied by the applicable First-Priority Collateral Agent to the First-Priority Obligations in accordance with the terms of the applicable First-Priority Documents. Upon the Discharge of First-Priority Obligations, the applicable First-Priority Collateral Agent shall deliver promptly to the Second-Priority Collateral Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second-Priority Collateral Agent ratably to the Second-Priority Obligations and, with respect to each class of Second-Priority Obligations, in such order as specified in the relevant Second-Priority Documents.

4.2 Payments Over. Any Common Collateral or proceeds thereof received by any Second-Priority Representative or any Second-Priority Secured Party in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral (or any distribution in respect of the Common Collateral, whether or not expressly characterized as such) or otherwise received in violation of this Agreement, in each case prior to the Discharge of the First-Priority Obligations shall be segregated and held in trust for the benefit of and forthwith paid over to the applicable First-Priority Collateral Agent (and/or its designees) for the benefit of the applicable First-Priority Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each First-Priority Collateral Agent is hereby authorized to make any such endorsements as agent for any Second-Priority Representative or any such Second-Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

Section 5. Other Agreements.

5.1 Releases.

(a) If, at any time any Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) is sold, transferred or otherwise disposed of (x) by the owner of such Common Collateral in a transaction not prohibited by any First-Priority Credit Document or any Second-Priority Credit Document or (y) during the existence of any Event of Default under (and as defined in) the Credit Agreement or any comparable definition in any other First-Priority Credit Document, in the case of this clause (y) to the extent any First-Priority Collateral Agent has consented to such sale, transfer or disposition (to the extent such consent is required under the terms of the applicable First-Priority Credit Documents), then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second-Priority Secured Parties upon such Common Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on

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such Common Collateral securing First-Priority Obligations are released and discharged. Upon (i) delivery to each Second-Priority Representative of a notice from any First-Priority Collateral Agent or the Company stating that any release of Liens securing or supporting the First-Priority Obligations has become effective (or shall become effective upon each First-Priority Representative’s release), and (ii) in the case of the Notes Collateral Agent, delivery of such certificates and other documents required to be delivered under the Notes Documents, whether in connection with a sale of such assets by the relevant owner pursuant to the preceding clauses or otherwise, each Second-Priority Representative will promptly execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms. In the case of the sale of all or substantially all of the equity interests of a Grantor or any of its Subsidiaries, the guarantee in favor of the Second-Priority Secured Parties, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of First-Priority Obligations is released and discharged.

(b) Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby irrevocably constitutes and appoints each First-Priority Collateral Agent and any officer or agent of such First-Priority Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second-Priority Representative or such holder or in such First-Priority Collateral Agent’s own name, from time to time in such First-Priority Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of First-Priority Obligations has occurred, each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby consents to the application, whether prior to or after a default under any First-Priority Document, of Deposit Account Collateral or proceeds of Common Collateral to the repayment of First-Priority Obligations pursuant to the First-Priority Documents; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second-Priority Representatives or the Second-Priority Secured Parties to receive proceeds in connection with the Second-Priority Obligations not otherwise in contravention of this Agreement.

5.2 Insurance. Unless and until the Discharge of First-Priority Obligations has occurred, the First-Priority Collateral Agents and the First-Priority Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the First-Priority Documents, (i) to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder, and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of First-Priority Obligations has occurred, all proceeds of any such policy and any such award, if in respect of the Common Collateral, shall be paid, subject to the rights of the Grantors under the First-Priority Documents, (x) first, prior to the occurrence of the Discharge of First-Priority Obligations, to the applicable First-Priority Collateral Agent for the benefit of the applicable First-Priority Secured Parties pursuant to the terms of the First-Priority Documents, (y) second,

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after the occurrence of the Discharge of First-Priority Obligations, to the Second-Priority Collateral Agent for the benefit of the Second-Priority Secured Parties pursuant to the terms of the applicable Second-Priority Documents and (z) third, if no Second-Priority Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second-Priority Representative or any Second-Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the applicable First-Priority Collateral Agent in accordance with the terms of Section 4.2.

5.3 Amendments to Second-Priority Collateral Documents.

(a) So long as the Discharge of the First-Priority Obligations has not occurred, without the prior written consent of the First-Priority Collateral Agents and the Required Lenders, no Second-Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second-Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement or any other First-Priority Document. Each First-Priority Representative may conclusively rely on an officer’s certificate of the Company with respect to whether any such amendment, supplement or other modification is permitted by the foregoing sentence. Unless otherwise agreed to by the First-Priority Collateral Agents, each Grantor and each Second-Priority Representative, for itself and on behalf of each Second-Priority Secured Party, agrees that each applicable Second-Priority Collateral Document shall include language substantially the same as the following paragraph (or language to similar effect approved by the First-Priority Collateral Agents, such approval not to be unreasonably withheld):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [insert the relevant Second-Priority Representative] for the benefit of the [Secured Parties] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to (a) JPMorgan Chase Bank, N.A., as administrative collateral agent or the other agents, as applicable, in each case under or in connection with that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, as further amended by that certain Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, as further amended by that certain Amendment No. 5 to Credit Agreement, dated as of December 12, 2014, and as may be further amended, restated, supplemented or otherwise modified from time to time), among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, Cott Beverages Limited, a company organized under the laws of England and Wales, DS Services of America, Inc., a Delaware corporation (formerly known as DS Waters of America, Inc.), DS Services Holdings,

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Inc., a Delaware corporation (formerly known as DS Waters Enterprises, Inc.), each other Subsidiary of the Cott Corporation Corporation Cott party thereto, JPMorgan Chase Bank, N.A., as administrative collateral agent, the other agents from time to time party thereto, and the other parties from time to time party thereto , and the “Loan Documents” as defined therein, and (b) any agent or trustee for any Other First-Priority Secured Parties (as defined in the Amended and Restated Intercreditor Agreement referred to below) and (ii) the exercise of any right or remedy by the [insert the relevant Second-Priority Representative] hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Common Collateral is subject to the limitations and provisions of the Amended and Restated Intercreditor Agreement dated as of December 12, 2014 (as amended, restated, supplemented or otherwise modified from time to time), by and among JPMorgan Chase Bank, N.A., as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent, JPMorgan Chase Bank, N.A., London Branch, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent, Wilmington Trust, National Association, in its capacity as the Notes Collateral Agent and Second-Priority Collateral Agent, each additional Other First-Priority Representative and Other Second-Priority Representative that from time to time becomes a party hereto pursuant to Section 8.21 thereof, Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, Cott Beverages Limited, a company organized under the laws of England and Wales, DS Services of America, Inc., a Delaware corporation (formerly known as DS Waters of America, Inc.), DS Services Holdings, Inc., a Delaware corporation (formerly known as DS Waters Enterprises, Inc.), each other Subsidiary of the Cott Corporation Corporation Cott from time to time party thereto. In the event of any conflict between the terms of the Amended and Restated Intercreditor Agreement and the terms of this Agreement, the terms of the Amended and Restated Intercreditor Agreement shall govern.”

(b) In the event that any First-Priority Collateral Agent or the First-Priority Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the First-Priority Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First-Priority Collateral Document or changing in any manner the rights of such First-Priority Collateral Agent, the First-Priority Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in First-Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second-Priority Collateral Document without the consent of any Second-Priority Representative or any Second-Priority Secured Party and without any action by any Second-Priority Representative, Second-Priority Secured Party, the Company or any other Grantor; provided, however, that (A) without in any way limiting the provisions relating to the release of Liens on Collateral as described above, such amendment, waiver or consent does not (i) amend, modify or otherwise materially adversely

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affect the rights or duties of any Second-Priority Representative without its prior written consent or (ii) otherwise materially adversely affect the rights of the Second-Priority Secured Parties or the interests of the Second-Priority Secured Parties in the Second-Priority Collateral and not the First-Priority Collateral Agents or the First-Priority Secured Parties, as the case may be, that have a security interest in the affected collateral in a like or similar manner, and (B) written notice of such amendment, waiver or consent shall have been given to each Second-Priority Representative by the applicable First-Priority Collateral Agent within 10 Business Days after the effectiveness of such amendment, waiver or consent.

5.4 Rights as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second-Priority Representatives and the Second-Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary of the Company that has guaranteed the Second-Priority Obligations in accordance with the terms of the applicable Second-Priority Documents and applicable law, so long as such rights and remedies do not violate (or are otherwise not prohibited by) an express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second-Priority Representative or any Second-Priority Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by any Second-Priority Representative or any Second-Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or enforcement in contravention of this Agreement of any Lien in respect of Second-Priority Obligations held by any of them. In the event any Second-Priority Representative or any Second-Priority Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second-Priority Obligations, such judgment lien shall be subordinated to the Liens securing First-Priority Obligations on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to such Liens securing First-Priority Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First-Priority Collateral Agents or the First-Priority Secured Parties may have with respect to the First-Priority Collateral.

5.5 First-Priority Collateral Agents as Gratuitous Bailees/Agents for Perfection.

(a) Each First-Priority Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee and/or gratuitous agent for the benefit of the relevant Second-Priority Representatives and any assignee solely for the purpose of perfecting the Lien granted in such Pledged Collateral pursuant to the relevant Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.5.

(b) Each First-Priority Collateral Agent agrees that if at any time it shall obtain any landlord waiver or bailee’s letter or similar agreement or arrangement granting it rights of access to Common Collateral, such First-Priority Collateral Agent shall take such actions with respect to such landlord waiver, bailee letter or similar agreement or arrangement, as gratuitous bailee and/or gratuitous agent for the benefit of the relevant Second-Priority Representatives and any assignee solely for the purpose of perfecting the Lien granted the Common Collateral subject to such landlord waiver, bailee letter or similar agreement or arrangement, pursuant to the relevant Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.5.

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(c) Each First-Priority Collateral Agent agrees to hold the Deposit Account Collateral (if any) that is part of the Common Collateral and controlled by such First-Priority Collateral Agent as gratuitous bailee and/or gratuitous agent for the benefit of the relevant Second-Priority Representatives and any assignee solely for the purpose of perfecting the Lien granted in such Deposit Account Collateral pursuant to the relevant Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.5.

(d) In the event that any First-Priority Collateral Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Notes Collateral Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, such First-Priority Collateral Agent agrees to hold such Liens as gratuitous bailee and/or gratuitous agent for the benefit of each relevant Second-Priority Representative and any assignee solely for the purpose of perfecting the Lien granted in such Common Collateral pursuant to the relevant Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.5.

(e) Except as otherwise specifically provided herein (including Sections 3.1 and 4.1), until the Discharge of First-Priority Obligations has occurred, the First-Priority Collateral Agents and the other First-Priority Secured Parties shall be entitled to deal with the Common Collateral described in, or that is subject to, clauses (a), (b), (c) and (d) above in accordance with the terms of the First-Priority Documents as if the Liens under the Second-Priority Collateral Documents did not exist. The rights of the Second-Priority Representatives and the Second-Priority Secured Parties with respect to such Common Collateral shall at all times be subject to the terms of this Agreement.

(f) The First-Priority Collateral Agents and the First-Priority Secured Parties shall have no obligation whatsoever to any Second-Priority Representative or any Second-Priority Secured Party to assure that any of the Common Collateral described in, or that is subject to, clauses (a), (b), (c) and (d) above is genuine or owned by any Grantor or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the First-Priority Collateral Agents under this Section 5.5 shall be limited solely to holding or controlling the Common Collateral described in, or that is subject to, clauses (a) and (c) above, and the related Liens referred to in clauses (b) and (d) above, gratuitous bailee and/or gratuitous agent for the benefit of each relevant Second-Priority Representative for purposes of perfecting the Lien held by the relevant Second-Priority Secured Parties.

(g) The First-Priority Collateral Agents shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Second-Priority Representative or any Second-Priority Secured Party, and each Second-Priority Representative, for itself and on behalf of each Second-Priority Secured Party, hereby waives and releases the First-Priority Collateral Agents from all claims and liabilities arising pursuant to each First-Priority Collateral Agent’s role under this Section 5.5, as gratuitous bailee and/or gratuitous agent with respect to the Common Collateral.

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(h) Upon the Discharge of First-Priority Obligations, the applicable First-Priority Collateral Agent shall deliver to the Second-Priority Collateral Agent, at the Company’s reasonable expense, to the extent that it is legally permitted to do so, the Pledged Collateral (if any) and the Deposit Account Collateral (if any) that is part of the Common Collateral together with any necessary endorsements (or otherwise allow the Second-Priority Collateral Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each First-Priority Collateral Agent for any loss or damage suffered by such First-Priority Collateral Agent as a result of such transfer except for any loss or damage suffered by such First-Priority Collateral Agent as a result of such First-Priority Collateral Agent’s own willful misconduct or gross negligence. The First-Priority Collateral Agents have no obligation to follow instructions from any Second-Priority Representative or any other Second-Priority Secured Party in contravention of this Agreement.

(i) Neither the First-Priority Collateral Agents nor the First-Priority Secured Parties shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the First-Priority Collateral Agents or the First-Priority Secured Parties under the First-Priority Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

(j) The agreement of each First-Priority Collateral Agent to act as gratuitous bailee and/or gratuitous agent pursuant to this Section 5.5 is intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC and any other applicable personal property security laws.

5.6 Second-Priority Collateral Agent as Gratuitous Bailee/Agent for Perfection.

(a) Upon the Discharge of First-Priority Obligations, the Second-Priority Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee and/or gratuitous agent for the benefit of the other Second-Priority Representatives and any assignee solely for the purpose of perfecting the Lien granted in such Pledged Collateral pursuant to the applicable Second-Priority Collateral Document, subject to the terms and conditions of this Section 5.6.

(b) Upon the Discharge of First-Priority Obligations, the Second-Priority Collateral Agent agrees that if at any time it shall obtain any landlord waiver or bailee’s letter or similar agreement or arrangement granting it rights of access to Common Collateral, such Second-Priority Collateral Agent shall take such actions with respect to such landlord waiver, bailee letter or similar agreement or arrangement, as gratuitous bailee and/or gratuitous agent for the benefit of the other Second-Priority Representatives and any assignee solely for the purpose of perfecting the Lien granted the Common Collateral subject to such landlord waiver, bailee letter or similar agreement or arrangement, pursuant to the relevant Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.6.

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(c) Upon the Discharge of First-Priority Obligations, the Second-Priority Collateral Agent agrees to hold the Deposit Account Collateral (if any) that is part of the Common Collateral and controlled by the Second-Priority Collateral Agent as gratuitous bailee and/or gratuitous agent for the benefit of the other Second-Priority Representatives and any assignee solely for the purpose of perfecting the Lien granted in such Deposit Account Collateral pursuant to the applicable Second-Priority Collateral Document, subject to the terms and conditions of this Section 5.6.

(d) In the event that the Second-Priority Collateral Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Notes Collateral Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, upon the Discharge of First-Priority Obligations, the Second-Priority Collateral Agent agrees to hold such Liens as gratuitous bailee and/or gratuitous agent for the benefit of other Second-Priority Representatives and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the applicable Second-Priority Collateral Document, subject to the terms and conditions of this Section 5.6.

(e) The Second-Priority Collateral Agent, in its capacity as gratuitous bailee and/or gratuitous agent, shall have no obligation whatsoever to the other Second-Priority Representatives to assure that any of the Common Collateral described in, or that is subject to, clauses (a), (b), (c) and (d) above is genuine or owned by any Grantor or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.6. The duties or responsibilities of the Second-Priority Collateral Agent under this Section 5.6 shall be limited solely to holding or controlling the Common Collateral described in, or that is subject to, clauses (a) and (c) above, and the related Liens referred to in clauses (b) and (d) above, gratuitous bailee and/or gratuitous agent for the benefit of each relevant Second-Priority Representative for purposes of perfecting the Lien held by the relevant Second-Priority Secured Parties.

(f) The Second-Priority Collateral Agent shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other Second-Priority Representatives (or the Second-Priority Secured Parties for which such other Second-Priority Representatives are agent) and the other Second-Priority Representatives hereby waive and release the Second-Priority Collateral Agent from all claims and liabilities arising pursuant to the Second-Priority Collateral Agent’s role under this Section 5.6, as gratuitous bailee and/or gratuitous agent with respect to the Common Collateral.

(g) In the event that the Second-Priority Collateral Agent shall cease to be so designated the Second-Priority Collateral Agent pursuant to the definition of such term, the then Second-Priority Collateral Agent shall deliver to the successor Second-Priority Collateral Agent, to the extent that it is legally permitted to do so, the Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the successor Second-Priority Collateral Agent to obtain control of such Pledged Collateral

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and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct, and such successor Second-Priority Collateral Agent shall perform all duties of the Second-Priority Collateral Agent as set forth herein. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Second-Priority Collateral Agent for any loss or damage suffered by the Second-Priority Collateral Agent as a result of such transfer except for any loss or damage suffered by the Second-Priority Collateral Agent as a result of its own willful misconduct or gross negligence. The Second-Priority Collateral Agent has no obligation to follow instructions from the successor Second-Priority Collateral Agent in contravention of this Agreement.

(h) The agreement of the Second-Priority Collateral Agent to act as gratuitous bailee and/or gratuitous agent pursuant to this Section 5.6 is intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC and any other applicable personal property security laws.

5.7 When Discharge of First-Priority Obligations Deemed to Not Have Occurred. If, at any time concurrently with or after the Discharge of First-Priority Obligations has occurred, the Company or any of its Subsidiaries enters into any Refinancing of any First-Priority Obligations or incurs and designates any Other First-Priority Obligations, then such Discharge of First-Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First-Priority Obligations), and the applicable agreement governing such Other First-Priority Obligations shall automatically be treated as a First-Priority Credit Document (and, upon designation by the Company thereof, the “Credit Agreement” hereunder) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the First-Priority Collateral Agents of amendments, waivers and consents hereunder, and the agent, representative or trustee for the holders of such Other First-Priority Obligations shall be a First-Priority Representative and, if so designated, a First-Priority Collateral Agent for all purposes of this Agreement. Upon receipt of notice of such Refinancing, incurrence or designation (including the identity of the new First-Priority Collateral Agent), each Second-Priority Representative shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new First-Priority Collateral Agent shall reasonably request in writing in order to provide the new First-Priority Collateral Agent the rights of a First-Priority Collateral Agent contemplated hereby, (ii) to the extent then held by any Second-Priority Representative, deliver to such new First-Priority Collateral Agent all Common Collateral, including all proceeds thereof, held or controlled by such Second-Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged Collateral and the Deposit Account Collateral, together with all necessary endorsements and notices to or other arrangements with depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver, bailee’s letter or any similar agreement or arrangement granting it rights or access to Common Collateral, (iii) notify any applicable insurance carrier that it is no longer entitled to receive any proceeds under the insurance policies of any Grantor issued by such insurance carrier and request that such insurance carrier direct any such proceeds to such new First-Priority Collateral Agent and (iv) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that such new First-Priority Collateral Agent is entitled to approve any awards granted in such proceeding.

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5.8 No Release Upon Discharge of First-Priority Obligations. Notwithstanding any other provisions contained in this Agreement, if a Discharge of First-Priority Obligations occurs, the second-priority Liens on the Second-Priority Collateral securing the Second-Priority Obligations will not be released, except to the extent such Second-Priority Collateral or any portion thereof was disposed of in order to repay the First-Priority Obligations secured by such Second-Priority Collateral (including as contemplated under Section 6.9 below) or otherwise as permitted under the First-Priority Documents and the Second-Priority Documents, as applicable.

Section 6. Insolvency or Liquidation Proceedings.

6.1 Financing Issues. If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any First-Priority Collateral Agent or any other First-Priority Secured Party shall desire to consent to (or not object to) the sale, use or lease of cash or other collateral or to consent to (or not object to) the Company or any other Grantor obtaining financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will be deemed to have consented to, and will raise no (a) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) such sale, use or lease of cash or other collateral or such DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by the proviso in clause (ii) of Section 3.1(a) and Section 6.3) and, to the extent the Liens securing any First-Priority Obligations under any First-Priority Documents are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Common Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second-Priority Obligations are so subordinated to Liens securing First-Priority Obligations under this Agreement (and such subordination will not alter in any manner the terms of this Agreement) (y) to any adequate protection provided to the First-Priority Secured Parties and (z) to any “carve-out” or “administrative charges” for professional and United States Trustee fees agreed to by any First-Lien Representatives, or (b) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any order relating to a sale or other disposition of assets of any Grantor for which the applicable First-Priority Collateral Agent or First-Priority Secured Party has consented that provides, to the extent the sale or other disposition is to be free and clear of Liens, that the Liens securing the First-Priority Obligations and the Second-Priority Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing the First-Priority Collateral rank to the Liens securing the Second-Priority Collateral in accordance with this Agreement.

6.2 Relief from the Automatic Stay. Until the Discharge of First-Priority Obligations has occurred, each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action

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in derogation thereof, in each case in respect of the Common Collateral, without the prior written consent of the First-Priority Collateral Agents and the Required Lenders. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will raise no objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any motion for relief from the automatic stay or any other stay or from any injunction against foreclosure or enforcement in respect of First-Priority Obligations made by any First-Priority Collateral Agent or any holder of First-Priority Obligations.

6.3 Adequate Protection. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall object or contest (or support any other Person objecting to or contesting) (a) any request by any First-Priority Collateral Agent or the First-Priority Secured Parties for adequate protection, (b) any objection by any First-Priority Collateral Agent or the First-Priority Secured Parties to any motion, relief, action or proceeding based on any First-Priority Collateral Agent’s or the First-Priority Secured Parties’ claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any First-Priority Collateral Agent, any First-Priority Representative or any other First Priority Secured Party under Section 506(b) or 506(c) of Title 11 of the United States Code or any similar provisions of any other Bankruptcy Law or otherwise. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the First-Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of Liens on additional or replacement collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar provisions of any other Bankruptcy Law, then each Second-Priority Representative, on behalf of itself and any applicable Second-Priority Secured Party, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral or superpriority claim, which Lien or superpriority claim is subordinated to the Liens securing or the superpriority claim in respect of the First-Priority Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to the Liens securing First-Priority Obligations under this Agreement, (ii) in the event any Second-Priority Representative, on behalf of itself or any applicable Second-Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of Liens on additional or replacement collateral, then such Second-Priority Representative, on behalf of itself or each such Second-Priority Secured Party, agrees that the First-Priority Representatives shall also be granted a senior Lien on such additional or replacement collateral as security for the applicable First-Priority Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Second-Priority Obligations shall be subordinated to the Liens on such collateral securing the First-Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First-Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second-Priority Obligations are subordinated to such Liens securing First-Priority Obligations under this Agreement, and (iii) in the event any Second-Priority Representative, on behalf of itself or any applicable Second-Priority Secured Party, seek or request adequate protection and such adequate protection is granted in the form of a superpriority claim, then such Second-Priority Representative, on behalf of itself or each such Second-Priority Secured Party, agree that the First-Priority Collateral Agents and each applicable First-Priority Secured Party shall also be granted adequate protection in the form of a

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superpriority claim, which superpriority claim shall be senior to the superpriority claim of the Second-Priority Representatives and the Second-Priority Secured Parties; provided, however, that the Second-Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of Title 11 of the United States Code or the equivalent provision of the Bankruptcy Law of any other relevant jurisdiction, on behalf of itself and the Second-Priority Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that except as expressly set forth in this Section 6.3, none of them shall seek or accept adequate protection without the prior written consent of the First-Priority Collateral Agents.

6.4 Preference Issues. If any First-Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found or declared to be fraudulent or preferential or a transfer at undervalue in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the First-Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First-Priority Secured Parties shall be (or remain) entitled to the benefits of this Agreement until the Discharge of First-Priority Obligations with respect to all such recovered amounts and shall have all rights hereunder until such time. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

6.5 Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee, receiver or similar person for such Person and such Person as debtor in possession and any receiver, interim receiver, receiver and manager, trustee or similar person of such Grantor. The relative rights as to the Common Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6 506(c) Claims. Until the Discharge of First-Priority Obligations has occurred, each Second-Priority Representative, on behalf of itself and each applicable Second-

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Priority Secured Party, will not assert or enforce any claim under Section 506(c) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First-Priority Obligations for costs or expenses of preserving or disposing of any Common Collateral.

6.7 Separate Grants of Security and Separate Classifications. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, acknowledges and agrees that (a) the grants of Liens pursuant to the First-Priority Collateral Documents and the Second-Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Second-Priority Obligations are fundamentally different from the First-Priority Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First-Priority Secured Parties and the Second-Priority Secured Parties in respect of the Common Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second-Priority Secured Parties), the First-Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees and expenses (whether or not allowed or allowable) before any distribution is made in respect of the Second-Priority Obligations, with each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby acknowledging and agreeing to turn over to the applicable First-Priority Collateral Agent amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second-Priority Secured Parties.

6.8 Section 1111(b)(2) Waiver. Each Second-Priority Representative, for itself and on behalf of the other Second-Priority Secured Parties, shall not object to, oppose, support any objection, or take any other action to impede, the right of any First-Priority Secured Party to make an election under Section 1111(b)(2) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, and waives any claim it may hereafter have against any First-Priority Secured Party (or any of their respective agents or representatives) arising out of the election by any First-Priority Secured Party of the application to the claims of any First-Priority Secured Party of Section 1111(b)(2) of Title 11 of the of the United States Code or any similar provision of any other Bankruptcy Law, and/or out of any sale, use, or lease of cash or other collateral or DIP Financing arrangement or out of any grant of a security interest in connection with the Common Collateral in any Insolvency or Liquidation Proceeding.

6.9 Asset Sales. Each Second-Priority Representative agrees, for and on behalf of itself and the applicable Second-Priority Secured Parties represented thereby, that it will not oppose (and shall be deemed to have consented to) any sale, or any procedures governing the sale or disposition, of any Collateral pursuant to Section 363(f) of Title 11 of the

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of the United States Code (or any similar provision under the law applicable to any Insolvency or Liquidation Proceeding) consented to by any First-Priority Collateral Agent or any First-Priority Representative, or any motion or pleading with respect thereto, and shall release their Liens on the assets sold or disposed of pursuant thereto, and shall be deemed to have consented to such release, except to the extent such proceeds of such sale are not applied in accordance with this Agreement (in which case the Second-Priority Representative, for the benefit of the Second-Priority Secured Parties, shall retain a Lien on the proceeds of such sale on the same basis of priority as the Liens securing the Second-Priority Obligations that are subordinated to Liens securing First-Priority Obligations under this Agreement). Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will raise no objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any lawful exercise by any holder of First-Priority Obligations of the right to credit bid First-Priority Obligations at any sale in foreclosure of First-Priority Collateral.

6.10 Reorganization Securities.

(a) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a Plan of Reorganization or similar dispositive restructuring plan, on account of both the First-Priority Obligations and the Second-Priority Obligations, then, to the extent the debt obligations distributed on account of the First-Priority Obligations and on account of the Second-Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. Any such reorganization debt obligations distributed on account of the Second-Priority Obligations must provide (i) for the payment of interest thereon in kind until such time as the reorganization debt obligations distributed on account of the First-Priority Obligations are paid in full and Discharged in accordance with the terms thereof and (ii) for a maturity date and weighted average life to maturity that is later than the maturity date, or longer than the weighted average life to maturity, as the case may be, of the reorganization debt obligations distributed on account of the First-Priority Obligations.

(b) Each Second-Priority Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall not propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization (and each shall be deemed to have voted to reject any such plan of reorganization), (a) unless such plan indefeasibly pays off, in cash in full, all First-Priority Obligations, (b) unless such plan is proposed or supported by the number of First-Priority Secured Parties required under Section 1126(d) of Title 11 of the United States Code and the equivalent provision of the Bankruptcy Law of any other relevant jurisdiction, or (c) other than with the prior written consent of the First-Priority Collateral Agents.

6.11 No Waivers of Rights of First-Priority Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any First-Priority Representative or any other First-Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second-Priority Secured Party, including the seeking by any Second-Priority Secured Party of adequate protection or the assertion by any Second-Priority Secured Party of any of its rights and remedies under the Second-Priority Documents or otherwise.

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6.12 Post-Petition Interest. No Second-Priority Representative, on behalf of itself or any Second-Priority Secured Party, shall oppose or seek to challenge any claim by the First-Priority Representative or any other First-Priority Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of the First-Priority Obligations consisting of Post-Petition Interest, fees or expenses to the extent of the value of the Liens securing the First-Priority Collateral, without regard to the existence of the Liens securing the Second-Priority Collateral, and whether or not such Post-Petition Interest, fees or expenses are allowed or allowable under applicable Bankruptcy Law in such Insolvency or Liquidation Proceeding.

6.13 Other Matters. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will raise no objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any other request for judicial relief made in any court by any holder of First-Priority Obligations relating to the lawful enforcement of any Lien on First-Priority Collateral. To the extent that any Second-Priority Representative or any Second-Priority Secured Party has or acquires rights under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law with respect to any of the Common Collateral, such Second-Priority Representative, on behalf of itself and each Second-Priority Secured Party, or such Second-Priority Secured Party agrees not to assert any such rights without the prior written consent of each First-Priority Representative, provided that if requested by any First-Priority Representative, such Second-Priority Representative shall timely exercise such rights in the manner requested by the First-Priority Representatives (acting unanimously), including any rights to payments in respect of such rights.

6.14 Filing of Motions. Until the Discharge of First Priority Obligations has occurred, the Second-Priority Representative agrees on behalf of itself and the other Second-Priority Secured Parties that no Second-Priority Secured Party shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Common Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any First Priority Representative (including the validity and enforceability thereof) or any other First Priority Secured Party or the value of any claims of such parties under Section 506(a) of Title 11 of the United States Code or the equivalent provision of the Bankruptcy Law of any other relevant jurisdiction or otherwise; provided that the Second-Priority Representative may file a proof of claim in an Insolvency or Liquidation Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second-Priority Representative imposed hereby.

Section 7. Reliance; Waivers; Etc.

7.1 Reliance. All loans and other extensions of credit made or deemed made on and after the date hereof by the First-Priority Secured Parties to the Company or any Subsidiary of the Company shall be deemed to have been given and made in reliance upon this

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Agreement. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party (other than the Trustee and the Notes Collateral Agent), acknowledges that it and the applicable Second-Priority Secured Parties (other than the Trustee and the Notes Collateral Agent) have, independently and without reliance on any First-Priority Collateral Agent or any First-Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Second-Priority Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Second-Priority Documents or this Agreement.

7.2 No Warranties or Liability. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges and agrees that neither any First-Priority Collateral Agent nor any First-Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First-Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The First-Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First-Priority Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First-Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that any Second-Priority Representative or any of the Second-Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither any First-Priority Collateral Agent nor any First-Priority Secured Party shall have any duty to any Second-Priority Representative or any Second-Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second-Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First-Priority Collateral Agents, the First-Priority Secured Parties, the Second-Priority Representatives and the Second-Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Second-Priority Obligations, the First-Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s or any other Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3 Obligations Unconditional. All rights, interests, agreements and obligations of the First-Priority Collateral Agents and the First-Priority Secured Parties, and the Second-Priority Representatives and the Second-Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First-Priority Documents or any Second-Priority Documents;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Priority Obligations or Second-Priority Obligations, or any

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amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, or any Refinancing of, the terms of the Credit Agreement or any other First-Priority Document or of the terms of the Notes Indenture or any other Second-Priority Document;

(c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, or any Refinancing of, all or any of the First-Priority Obligations or Second-Priority Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First-Priority Obligations, or of any Second-Priority Representative or any Second-Priority Secured Party in respect of this Agreement.

7.4 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Grantor with the terms and conditions of any of the First-Priority Documents or the Second-Priority Documents.

Section 8. Miscellaneous.

8.1 Conflicts. Subject to Section 8.19, in the event of any conflict between the terms of this Agreement and the terms of any First-Priority Document or any Second-Priority Document, the terms of this Agreement shall govern.

8.2 Continuing Nature of this Agreement; Severability. Subject to Section 5.7 and Section 6.4, this Agreement shall continue to be effective until the Discharge of First-Priority Obligations shall have occurred or such later time as all the Obligations in respect of the Second-Priority Obligations shall have been paid in full. This is a continuing agreement of lien subordination and the First-Priority Secured Parties may continue, at any time and without notice to each Second-Priority Representative or any Second-Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First-Priority Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding, any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions of this Agreement with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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8.3 Amendments; Waivers. No amendment, supplement, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each Second-Priority Representative (or its authorized agent) and First-Priority Representative (or its authorized agent), in each case, acting in accordance with the applicable First-Priority Documents and Second-Priority Documents, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided that any such amendment, supplement, modification or waiver which by the terms of this Agreement requires the Company or any other Grantor’s consent or which increases the obligations or reduces the rights of, or otherwise materially adversely affects, the Company or any Grantor, shall require the consent of the Company. Notwithstanding anything in this Section 8.3 to the contrary, this Agreement may be amended from time to time at the request of the Company, at the Company’s expense, and without the consent of any First-Priority Representative, any Second-Priority Representative, any First-Priority Secured Party or any Second-Priority Secured Party, but subject to the requirements and consent rights set forth in Section 8.21, to (i) add other parties holding Other First-Priority Obligations (or any agent or trustee therefor) (subject to the prior written consent of the First-Priority Collateral Agents and each other First-Priority Representative, and subject to the negotiation of an intercreditor agreement in form and substance reasonably satisfactory to the existing First-Priority Representatives and the existing Required Lenders) and Other Second-Priority Obligations (or any agent or trustee therefor) in each case to the extent such Obligations are not prohibited by any First-Priority Credit Document or any Second-Priority Credit Document, (ii) in the case of Other Second-Priority Obligations, (a) establish that the Lien on the Common Collateral securing such Other Second-Priority Obligations shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any First-Priority Obligations and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Second-Priority Obligations (subject to the terms of the Second-Priority Documents), and (b) provide to the holders of such Other Second-Priority Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First-Priority Collateral Agents) as are provided to the holders of Second-Priority Obligations under this Agreement (subject to the terms of the Second-Priority Documents), and (iii) in the case of Other First-Priority Obligations, (a) establish that the Lien on the Common Collateral securing such Other First-Priority Obligations shall be superior in all respects to all Liens on the Common Collateral securing any Second-Priority Obligations and shall share in the benefits of the Liens on the Common Collateral securing any First-Lien Obligations to the extent set forth in an intercreditor agreement negotiated by, and in form and substance reasonably satisfactory to, the existing First-Priority Representatives and the existing Required Lenders (subject to the terms of the First-Priority Documents), and (b) subject to the prior written consent of the First-Priority Collateral Agents and each other First-Priority Representative, provide to the holders of such Other First-Priority Obligations (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of First-Priority Obligations under this Agreement (subject to the terms of the intercreditor agreement referred to in clause (a) above and the terms of the other First-Priority Documents), in each case so long as such modifications are not prohibited by any First-Priority Credit Document or any Second-Priority Credit Document. Any such additional party and each First-Priority Representative and

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each Second-Priority Representative shall be entitled to rely on the determination of an officer of the Company that such modifications are not prohibited by any First-Priority Credit Document or any Second-Priority Credit Document if such determination is set forth in an officer’s certificate delivered to such party, each First-Priority Representative and each Second-Priority Representative. At the request (and sole expense) of the Company, without the consent of any other First-Priority Secured Party or other Second-Priority Secured Party except as otherwise provided in this Section 8.3, each of the First-Priority Collateral Agents (solely to the extent such Person consents to the same), the Second-Priority Collateral Agent and each other First-Priority Representative (solely to the extent such Person consents to the same) and Second-Priority Representative shall execute and deliver an acknowledgment and confirmation of such permitted modifications and/or enter into an amendment, a restatement or a supplement of this Agreement to facilitate such permitted modifications (it being understood that such actions shall not be required for the effectiveness of any such modifications).

8.4 Information Concerning Financial Condition of the Company and the Subsidiaries. The First-Priority Collateral Agents, the First-Priority Secured Parties, each Second-Priority Representative and the Second-Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries of the Company and all endorsers and/or guarantors of the Second-Priority Obligations or the First-Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second-Priority Obligations or the First-Priority Obligations. The First-Priority Collateral Agents, the First-Priority Secured Parties, each Second-Priority Representative and the Second-Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First-Priority Collateral Agent, any First-Priority Secured Party, any Second-Priority Representative or any Second-Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First-Priority Collateral Agents, the First-Priority Secured Parties, the Second-Priority Representatives and the Second-Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First-Priority Obligations has occurred.

8.6 Application of Payments. Except as otherwise provided herein, all payments received by the First-Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First-Priority Obligations as the First-Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First-Priority Documents. Except as otherwise provided herein, each Second-Priority Representative, on behalf

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of itself and each applicable Second-Priority Secured Party, assents to any such extension or postponement of the time of payment of the First-Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First-Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7 Consent to Jurisdiction; WAIVER OF JURY TRIAL; Other Waivers. The parties hereto irrevocably and unconditionally agree that they will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any First-Priority Secured Party, or any affiliate of the foregoing in any way relating to this Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof. The parties hereto consent to the jurisdiction of any state or federal court located in New York County, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO IN CONNECTION WITH THE SUBJECT MATTER HEREOF.

8.8 Notices. All notices to the First-Priority Secured Parties and the Second-Priority Secured Parties permitted or required under this Agreement may be sent to the First-Priority Collateral Agents, the Notes Collateral Agent, or any other First-Priority Representative or Second-Priority Representative as provided in the Credit Agreement, the Notes Indenture, the relevant First-Priority Document or the relevant Second-Priority Document, as applicable. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, as provided in the Credit Agreement, the Notes Indenture, the relevant First-Priority Document or the relevant Second-Priority Document, as applicable, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Each First-Priority Representative hereby agrees to promptly notify each Second-Priority Representative upon payment in full in cash of all indebtedness under the applicable First-Priority Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

8.9 Further Assurances. Each of the Second-Priority Representatives, on behalf of itself and each applicable Second-Priority Secured Party, and each of the First-Priority

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Representatives, on behalf of itself and each applicable First-Priority Secured Party, agrees that each of them shall take such further action and shall execute and deliver to the First-Priority Collateral Agents and the First-Priority Secured Parties such additional documents and instruments (in recordable form, if requested) as the First-Priority Collateral Agents or the First-Priority Secured Parties may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10 Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the First-Priority Collateral Agents, the other First-Priority Representatives, the First-Priority Secured Parties, the Second-Priority Representatives, the Second-Priority Secured Parties, the Company, the Company’s Subsidiaries party hereto and their respective permitted successors and assigns.

8.12 Specific Performance. Each First-Priority Collateral Agent may demand specific performance of this Agreement. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First-Priority Collateral Agent.

8.13 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14 Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or pdf, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or pdf shall be as effective as delivery of a manually signed counterpart of this Agreement.

8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. Each First-Priority Representative represents and warrants that this Agreement is binding upon the applicable First-Priority Secured Parties for which such First-Priority Representative is acting. Each Second-Priority Representative represents and warrants that this Agreement is binding upon the applicable Second-Priority Secured Parties for which such Second-Priority Representative is acting.

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8.16 No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure solely to the benefit of the First-Priority Representatives, the First-Priority Secured Parties, the Second-Priority Representatives and the Second-Priority Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Company and its Subsidiaries). This Agreement and the rights and benefits hereof shall be binding upon each of the parties hereto and their respective permitted successors and assigns and the holders of First-Priority Obligations and Second-Priority Obligations and their respective permitted successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver, interim receiver, receiver and manager or trustee or similar person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18 First-Priority Representatives and Second-Priority Representatives. It is understood and agreed that (a) JPMorgan is entering into this Agreement in its capacity as administrative agent and administrative collateral agent under the Credit Agreement and the provisions of Article VIII of the Credit Agreement applicable to JPMorgan as administrative agent and administrative collateral agent thereunder shall also apply to JPMorgan as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent hereunder, (b) JPMorgan Chase Bank, N.A., London Branch, is entering into this Agreement in its capacity as UK security trustee under the Credit Agreement and the provisions of Article VIII of the Credit Agreement applicable to JPMorgan Chase Bank, N.A., London Branch, as UK security trustee thereunder, shall also apply to JPMorgan Chase Bank, N.A., London Branch, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent hereunder, and (c) Wilmington Trust, National Association is entering into this Agreement in its capacity as Notes Collateral Agent under the Notes Collateral Agreement, and the provisions of Article XI of the Notes Indenture applicable to the Notes Collateral Agent thereunder shall also apply to it as Second-Priority Collateral Agent and Notes Collateral Agent hereunder.

8.19 Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Sections 5.1 and 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Credit Agreement, the Notes Indenture or any other First-Priority Document or Second-Priority Document entered into in connection with the Credit Agreement, the Notes Indenture or any other First-Priority Document or Second-Priority Document or permit the Company or any Subsidiary of the Company to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Credit Agreement, the Notes Indenture or any other First-Priority Document or Second-Priority Document entered into in connection with the Credit Agreement, the Notes Indenture or any other First-Priority Document or Second-Priority Credit Document, (b) change the relative priorities of the First-Priority Obligations or the Liens granted under the First-Priority Documents on the Common Collateral (or any other assets) as among the First-Priority Secured Parties or (c) otherwise

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change the relative rights of the First-Priority Secured Parties in respect of the Common Collateral as among such First-Priority Secured Parties or (d) obligate the Company or any Subsidiary of the Company to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Credit Agreement, the Notes Indenture or any other First-Priority Document or Second-Priority Document entered into in connection with the Credit Agreement, the Notes Indenture or any other First-Priority Document or Second-Priority Document.

8.20 Second-Priority Collateral Agent. The Second-Priority Collateral Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to directions set forth in the Notes Indenture; and in so doing, the Second-Priority Collateral Agent shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Second-Priority Collateral Agent shall not have duties or obligations under or pursuant to this Agreement other than such duties expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, the Second-Priority Collateral Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Notes Indenture and, as applicable, the Notes Collateral Agreement.

8.21 Joinder Requirements.

(a) The Company may designate additional obligations as Other First-Priority Obligations or Other Second-Priority Obligations pursuant to this Section 8.21 if (x) the First-Priority Collateral Agents and each other First-Priority Representative consents in writing to such designation prior to the effectiveness of any such Other First-Priority Obligations, (y) the incurrence of such obligations is not prohibited by any First-Priority Document or Second-Priority Document then in effect and (z) the Company shall have delivered an officer’s certificate to each First-Priority Representative and each Second-Priority Representative certifying the same. If not so prohibited, upon satisfaction of the requirements in the immediately preceding sentence, the Company shall (i) notify each First-Priority Representative and each Second-Priority Representative in writing of such designation and (ii) cause the applicable new First-Priority Representative or Second-Priority Representative to execute and deliver to each other First-Priority Representative and Second-Priority Representative, a Joinder Agreement substantially in the form of Exhibit A or Exhibit B, as applicable, hereto.

(b) The Company and each Grantor agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Exhibit C hereto. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the First-Priority Collateral Agents. The Company shall deliver a copy of each such instrument to each First-Priority Representative and each Second-Priority Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

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8.22 Intercreditor Agreements.

(a) Each party hereto agrees that the First-Priority Secured Parties (as among themselves) and the Second-Priority Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the applicable First-Priority Representatives or Second-Priority Representatives, as the case may be, governing the rights, benefits and privileges as among the First-Priority Secured Parties or as among the Second-Priority Secured Parties, as the case may be, in respect of any or all of the Common Collateral, this Agreement and the other First-Priority Collateral Documents or the other Second-Priority Collateral Documents, as the case may be, including as to application of proceeds of any Common Collateral, voting rights, control of any Common Collateral and waivers with respect to any Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the other First-Priority Collateral Documents or Second-Priority Collateral Documents, as the case may be. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other First-Priority Collateral Document or Second-Priority Collateral Document, and the provisions of this Agreement and the other First-Priority Collateral Documents and Second-Priority Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

(b) In addition, in the event that the Company or any Subsidiary thereof incurs any Obligations secured by a Lien on any Common Collateral that is junior to Liens thereon securing any First-Priority Obligations or Second-Priority Obligations, as the case may be, and such Obligations are not designated by the Company as Second-Priority Obligations, then the First-Priority Collateral Agents and/or Second-Priority Collateral Agent shall upon the request of the Company enter into an intercreditor agreement with the agent or trustee for the creditors with respect to such secured Obligations to reflect the relative Lien priorities of such parties with respect to the relevant portion of the Common Collateral and governing the relative rights, benefits and privileges as among such parties in respect of such Common Collateral, including as to application of the proceeds of such Common Collateral, voting rights, control of such Common Collateral and waivers with respect to such Common Collateral, in each case, so long as such Liens and the Obligations secured thereby are not prohibited by, and the terms of such intercreditor agreement are in form and substance reasonably satisfactory to each First-Priority Representative, the Required Lenders and each Second-Priority Representative and do not violate or conflict with, the provisions of this Agreement or any of the First-Priority Documents or Second-Priority Documents, as the case may be. If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any First-Priority Documents, and the provisions of this Agreement, the First-Priority Documents and the Second-Priority Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the respective terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

41

* * * CONFIDENTIAL * * *

(c) This Agreement is deemed to be an amendment of the Existing Intercreditor Agreements.

[Remainder of page intentionally left blank]

42

* * * CONFIDENTIAL * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent and Second-Priority Collateral Agent

By:
Name:
Title:

* * * CONFIDENTIAL * * *

COTT CORPORATION CORPORATION COTT

By:
Name:
Title:

COTT BEVERAGES INC.

By:
Name:
Title:

COTT BEVERAGES LIMITED

By:
Name:
Title:

CLIFFSTAR LLC

By:
Name:
Title:

DS SERVICES HOLDINGS, INC.

By:
Name:
Title:

DS SERVICES OF AMERICA, INC.

By:
Name:
Title:

* * * CONFIDENTIAL * * *

DS WATERS ENTERPRISES, INC.

By:
Name:
Title:

DS WATERS OF AMERICA, INC.

By:
Name:
Title:

CRYSTAL SPRINGS OF ALABAMA HOLDINGS, LLC
POLYCYCLE SOLUTIONS, LLC

By:	DS Waters of America, Inc., the sole member of each of the foregoing

By:
Name:
Title:

* * * CONFIDENTIAL * * *

EXHIBIT A

Joinder Agreement

JOINDER AGREEMENT

(Other First-Priority Obligations)

JOINDER AGREEMENT (this “Agreement”) dated as of [                    ], [                    ], among [                    ] (the “New Representative”), as an Other First-Priority Representative, [[                    ] (the “New Collateral Agent”)]7, as an Other First-Priority Collateral Agent, JPMORGAN CHASE BANK, N.A., as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Notes Secured Parties (together with its successors and co-agents in substantially the same capacity as may from time to time be appointed) and as Notes Collateral Agent and Second-Priority Collateral Agent, each additional Other First-Priority Representative (other than the New Representative) and Other Second-Priority Representative party thereto, COTT CORPORATION CORPORATION COTT on behalf of itself and its Subsidiaries.

This Agreement is supplemental to that certain Amended and Restated Intercreditor Agreement, dated as of [                    ] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Representative and the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Representative[s] as Other First-Priority Representative[s] under the Intercreditor Agreement [and to record the accession of the New Collateral Agent as an Other First-Priority Collateral Agent under the Intercreditor Agreement].

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 [The][/Each] New Representative agrees to become, with immediate effect, a party to and agrees, on behalf of itself and the related Other First-Priority Secured Parties, to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Representative, and the related Other First-Priority Obligations and Other First-Priority Secured Parties become subject to and bound by the terms of, the Intercreditor Agreement as

1	To be included if applicable.

* * * CONFIDENTIAL * * *

Other First-Priority Obligations and Other First-Priority Secured Parties, respectively, with the same force and effect as if the New Representative had originally been party to the Intercreditor Agreement as an Other First-Priority Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.02 [The New Collateral Agent agrees to become, with immediate effect, a party to and agrees, on behalf of itself and the related Other First-Priority Secured Parties, to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Collateral Agent.]

SECTION 2.03 The New Representative[s] and the New Collateral Agent each confirm the designation and appointment of the First-Priority Collateral Agent as provided in the Intercreditor Agreement.

SECTION 2.04 Each of the New Representative[s] and the New Collateral Agent represents and warrants to the other First-Priority Representatives, Second-Priority Representatives and the other Secured Parties that (a) it has full power and authority to enter into this Agreement, in its capacity as [agent][trustee] and (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as may be limited by Bankruptcy Laws and by general principals of equity.

SECTION 2.05 The New Representative[s] and the New Collateral Agent confirm[s] that their address details for notices pursuant to the Intercreditor Agreement [is][/are] as follows: [        ].

SECTION 2.06 Each party to this Agreement (other than the New Representative[s] and the New Collateral Agent) confirms the acceptance of the New Representative[s] and New Collateral Agent as an Other First-Priority Representative and Other First-Priority Collateral Agent, respectively, for purposes of the Intercreditor Agreement.

SECTION 2.07 [        ] [is][/are] acting in the capacities of Other First-Priority Representative[s] and [        ] is acting in its capacity as Other First-Priority Collateral Agent solely for the [Secured Parties] under [        ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in one or more counterparts, including by means of facsimile or pdf, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or pdf shall be as effective as delivery of a manually signed counterpart of this Agreement.

* * * CONFIDENTIAL * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[ ],

as an Other First-Priority Representative[and as an Other First-Priority Collateral Agent]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent and Second-Priority Collateral Agent

By:
Name:
Title:

* * * CONFIDENTIAL * * *

[ ],
as an Other First-Priority Representative

By:
Name:
Title:

[ ], as an Other Second-Priority Representative

By:
Name:
Title:

COTT CORPORATION CORPORATION COTT

By:
Name:
Title:

* * * CONFIDENTIAL * * *

EXHIBIT B

Joinder Agreement

JOINDER AGREEMENT

(Other Second-Priority Obligations)

JOINDER AGREEMENT (this “Agreement”) dated as of [                    ], [                    ], among [                    ] (the “New Representative”), as an Other Second-Priority Representative, [[                    ] (the “New Collateral Agent”)]1, as an Other Second-Priority Collateral Agent, JPMORGAN CHASE BANK, N.A., as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Notes Secured Parties (together with its successors and co-agents in substantially the same capacity as may from time to time be appointed) and as Notes Collateral Agent and Second-Priority Collateral Agent, each additional Other First-Priority Representative (other than the New Representative) and Other Second-Priority Representative party thereto, COTT CORPORATION CORPORATION COTT on behalf of itself and its Subsidiaries.

This Agreement is supplemental to that certain First Lien/Second Lien Intercreditor Agreement, dated as of [                    ] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Representative and the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Representative[s] as Other Second-Priority Representative[s] under the Intercreditor Agreement [and to record the accession of the New Collateral Agent as an Other Second-Priority Collateral Agent under the Intercreditor Agreement].

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 [The][/Each] New Representative agrees to become, with immediate effect, a party to and agrees, on behalf of itself and the related Other Second-Priority Secured Parties, to be bound by the terms of, the Intercreditor Agreement as an Other Second-Priority Representative, and the related Other Second-Priority Obligations and Other Second-

[1]	To be included if applicable.

* * * CONFIDENTIAL * * *

Priority Secured Parties become subject to and bound by the terms of, the Intercreditor Agreement as Other Second-Priority Obligations and Other Second-Priority Secured Parties, respectively, with the same force and effect as if the New Representative had originally been party to the Intercreditor Agreement as an Other Second-Priority Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.02 [The New Collateral Agent agrees to become, with immediate effect, a party to and agrees, on behalf of itself and the related Other Second-Priority Secured Parties, to be bound by the terms of, the Intercreditor Agreement as an Other Second-Priority Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other Second-Priority Collateral Agent.]

SECTION 2.03 Each of the New Representative[s] and the New Collateral Agent represents and warrants to the other First-Priority Representatives, Second-Priority Representatives and the other Secured Parties that (a) it has full power and authority to enter into this Agreement, in its capacity as [agent][trustee] and (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as may be limited by Bankruptcy Laws and by general principals of equity.

SECTION 2.04 The New Representative[s] and the New Collateral Agent confirm[s] that their address details for notices pursuant to the Intercreditor Agreement [is][/are] as follows: [        ].

SECTION 2.05 Each party to this Agreement (other than the New Representative[s] and the New Collateral Agent) confirms the acceptance of the New Representative[s] and the New Collateral Agent as an Other Second-Priority Representative and an Other Second-Priority Collateral Agent, respectively, for purposes of the Intercreditor Agreement.

SECTION 2.06 [        ] [is][/are] acting in the capacities of Other Second-Priority Representative[s] and [        ] is acting in its capacity as Other Second-Priority Collateral Agent solely for the [Secured Parties] under [        ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in one or more counterparts, including by means of facsimile or pdf, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or pdf shall be as effective as delivery of a manually signed counterpart of this Agreement.

* * * CONFIDENTIAL * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[ ],
as an Other Second-Priority Representative[and as an Other Second-Priority Collateral Agent]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent and Second-Priority Collateral Agent

By:
Name:
Title:

* * * CONFIDENTIAL * * *

[ ],
as an Other First-Priority Representative

By:
Name:
Title:

[ ], as an Other Second-Priority Representative

By:
Name:
Title:

COTT CORPORATION CORPORATION COTT

By:
Name:
Title:

* * * CONFIDENTIAL * * *

EXHIBIT C

Joinder Agreement

JOINDER AGREEMENT

(New Grantor)

JOINDER AGREEMENT (this “Agreement”) dated as of [                    ], [                    ], among [                    ] (the “New Grantor”), as a Grantor, JPMORGAN CHASE BANK, N.A., as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Notes Secured Parties (together with its successors and co-agents in substantially the same capacity as may from time to time be appointed) and as Notes Collateral Agent and Second-Priority Collateral Agent, each additional Other First-Priority Representative (other than the New Representative) and Other Second-Priority Representative party thereto, COTT CORPORATION CORPORATION COTT on behalf of itself and its Subsidiaries.

This Agreement is supplemental to that certain Amended and Restated Intercreditor Agreement, dated as of [                    ] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Grantor) referred to above. This Agreement has been entered into to record the accession of the New Grantor as a Grantor under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 The New Grantor agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as a Grantor, with the same force and effect as if the New Grantor had originally been party to the Intercreditor Agreement as a Grantor. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.02 The New Grantor represents and warrants to the other First-Priority Representatives, Second-Priority Representatives and the other Secured Parties that (a) it has full power and authority to enter into this Agreement and (ii) this Agreement has been duly

* * * CONFIDENTIAL * * *

authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as may be limited by Bankruptcy Laws and by general principals of equity.

SECTION 2.03 The New Grantor confirms that their address details for notices pursuant to the Intercreditor Agreement is as follows: [        ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in one or more counterparts, including by means of facsimile or pdf, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or pdf shall be as effective as delivery of a manually signed counterpart of this Agreement.

* * * CONFIDENTIAL * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[ ],
as a New Grantor

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Credit Agreement Administrative Agent, a Credit Agreement Collateral Agent, and a First-Priority Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Credit Agreement Collateral Agent and a First-Priority Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent and Second-Priority Collateral Agent

By:
Name:
Title:

* * * CONFIDENTIAL * * *

[ ],
as an Other First-Priority Representative

By:
Name:
Title:

[ ], as an Other Second-Priority Representative

By:
Name:
Title:

COTT CORPORATION CORPORATION COTT

By:
Name:
Title:

* * * CONFIDENTIAL * * *

SCHEDULE I

Subsidiary Parties

Caroline LLC

Cott USA Finance LLC

Cott Holdings Inc.

Interim BCB, LLC

Cott U.S. Acquisition LLC

Cott Acquisition LLC

Star Real Property LLC

Cott Vending Inc.

Cott Investment, L.L.C.

Crystal Springs of Alabama Holdings, LLC

DSS Group, Inc.

Cott Retail Brands Limited

Cott UK Acquisition Limited

Cott Acquisition Limited

Cott Limited

Cott Europe Trading Limited

Cott Ventures UK Limited

Cott Ventures Limited

Cott Nelson (Holdings) Limited

Cott (Nelson) Limited

Cott Private Label Limited

Cott Developments Limited

Cooke Bros Holdings Limited

Cooke Bros. (Tattenhall). Limited

Mr Freeze (Europe) Limited

Calypso Soft Drinks Limited

TT Calco Limited

Aimia Foods Holdings Limited

Aimia Foods EBT Company Limited

Aimia Foods Group Limited

Aimia Foods Limited

Stockpack Limited

2011438 Ontario Limited

804340 Ontario Limited

967979 Ontario Limited

156775 Canada Inc.

Cott Luxembourg S.A R.L.